Exhibit 10.5
Execution version
Third Amendment to the Syndicated
Facility Agreement
Coronado Finance Pty Ltd (ACN 628 668 235) and Coronado Curragh Pty Ltd (ACN
009 362 565) (each, a
“ Borrower
”)
Each person listed in Schedule 2 (each, a “ Guarantor ”)
Global Loan Agency Services Australia Pty Ltd (ACN 608 829 303)
(“ Administrative Agent ”)
Global Loan Agency Services Australia Nominees Pty Ltd (ACN 608 945 008)
(“ Collateral Agent and Australian Security Trustee ”)
Jones Day
Aurora Place
Level 41, 88 Phillip Street
Sydney NSW 2000, Australia
Tel:
61 2 8272 0500
Fax:
61 2 8272 0599
www.jonesday.com

i
Contents
1
Definitions and interpretation
4
1.1
Terms defined in the
Amended SFA
4
1.2
Definitions
4
1.3
Interpretation
4
2
`
Capacity of the Administrative Agent and Collateral Agent
4
3
Amendments
5
3.1
Amendments to the Original SFA
5
3.2
Remaining provisions unaffected
5
4
Representations and warranties
5
4.1
Affirmation of representations and warranties
5
4.2
Reliance
5
5
Affirmations
6
`
5.1
Affirmation of Security
6
5.2
Affirmation of Guarantee
6
6
Limitation of Liability
6
7
General
6
7.1
Notices
6
7.2
Finance Document
6
7.3
Assignment
6
7.4
Further assurances
6
7.5
Severability
6
7.6
Entire agreement
6
7.7
Governing law
7
7.8
Counterparts
7
7.9
Consideration
7
7.10
Conflict
7
Schedule 1- Guarantors
8
Signing page
1
Annexure
A
- Amended SFA
1

2
Details
Date
27 November 2025
Parties
Each
Borrower
, each Guarantor , the Administrative Agent
and the
Collateral Agent
Borrower Name Coronado Finance Pty Ltd
ACN 628 668 235
Address Level 33, Central Plaza One
345 Queen Street
Brisbane
QLD
4000
AUSTRALIA
Email
Attention
Barrie Van
der Merwe
Name Coronado Curragh Pty Ltd
ACN 009 362 565
Address Level 33, Central Plaza One
345 Queen Street
Brisbane
QLD
4000
AUSTRALIA
Email
Attention
Barrie Van
der Merwe
Guarantor
Each person listed in Schedule 1 ("Guarantors"). Their details are also in Schedule
1
(“Guarantors”).
Administrative
Agent
Name
Global Loan Agency Services Australia Pty Ltd
ACN 608 829 303
Address
Level 4, 88 Phillip Street
Sydney
NSW
2000
Telephone
Email
Attention
Transaction Management Group (Coronado)
Collateral Agent
and Australian
Security Trustee
Name Global Loan Agency Services Australia Nominees Pty Ltd

3
ACN 608 945 008
Address Level 4, 88 Phillip Street
Sydney
NSW
2000
Telephone
Email
Attention
Transaction Management Group (Coronado)

4
General terms
1.
Definitions and interpretation
1.1
Terms defined in the Amended SFA
Unless the context otherwise requires or the relevant term is defined in this document, a term which has
a defined meaning in the Amended SFA
(including by incorporation) has the same meaning when used
in this document.
1.2
Definitions
In this document:
Amended SFA
means the Original SFA
as amended by this document and set out in Annexure A to
this document.
Effective Time
means the "Effective Time" under
and as defined in the Refinancing Coordination
Deed.
Obligor
means each Borrower and each Guarantor.
Original SFA
means the document titled 'Syndicated Facility Agreement' dated 8 May 2023 between, among others, Coronado Global Resources Inc., each Borrower, each Guarantor, the Administrative
Agent and the Collateral Agent (whether originally or by accession), as amended and/or amended and
restated from time to time (other than by this document).
Refinancing Coordination Deed
means the document titled 'Refinancing Coordination Deed' dated on or about the date of this document between, among others, each Borrower, each Guarantor, the
Administrative Agent and the Collateral Agent.
SFA
means:
(a)
prior to the Effective Time, the Original
SFA; and
(b)
on and from the Effective Time, the
Amended SFA.
1.3
Interpretation
(a)
Clause 1.2 ("Construction") of the Amended SFA
applies to this document as if set out in full
mutatis mutandis.
(b)
A reference to the Effective Time is a reference
to the Effective Time and the order and
sequence set out in clause 4.4 ("Sequencing") of the Refinancing Coordination
Deed.
2.
Capacity of the Administrative Agent and Collateral Agent
(a)
The Administrative Agent enters into this document as Administrative Agent and performs the
transactions contemplated by it in its own right and as agent for the Lenders under the SFA.
(b)
The Administrative Agent confirms that the Lenders have authorised it to enter into this
document (in its own capacity and on behalf of them) in accordance with section 11.01
("Amendments and waivers") of the SFA
and that its liability is limited to the extent set out in
the SFA.
(c)
The Collateral Agent enters into this document as collateral agent appointed pursuant to:

5
(i)
section 9 (
Administrative Agent ) of the Original SFA; and
(ii)
clause 25 (
Role and appointment of the Collateral Agent
) of the Amended SFA,
and also in its capacity as Australian Security Trustee
appointed pursuant to the Australian
Security Trust Deed.
3.
Amendments
3.1
Amendments to the Original SFA
From (and including) the Effective Time,
the Original SFA is amended
so as to read as set out in
Annexure A to this document.
3.2
Remaining provisions unaffected
(a)
This document is intended only to vary the Original SFA
and not to terminate, discharge,
rescind or replace it.
(b)
Except as specifically amended by this document, the provisions of the
Original SFA remain
in full force and effect.
(c)
The amendments to the Original SFA
in clause 3.1 ("Amendments to the Original
SFA") do
not affect the validity or enforceability of the Original SFA or any other Finance Document.
(d)
Nothing in this document:
(i)
prejudices or adversely affects any right, power,
authority, discretion or remedy
arising under the Original SFA
or any other Finance Document before the Effective
Time; or
(ii)
discharges, releases or otherwise affects any
liability or obligation arising under the
Original SFA or any
other Finance Document before the Effective Time.
(e)
On and with effect from the Effective Time:
(i)
each party is bound by the Amended SFA;
and
(ii)
any reference in the Finance Documents (except in this document)
to the Original
SFA is a reference to
the Amended SFA.
4.
Representations and warranties
4.1
Affirmation of representations and warranties
Each Obligor represents and warrants that, as at the date of this document and at the Effective Time:
(a)
all its representations and warranties in the Original SFA
or Amended SFA (as
applicable) are
true as though they had been made at that date in respect of the facts and circumstances then subsisting; and
(b)
no Event of Default is continuing or will result from the amendments in clause 3.1
("Amendments to the Original SFA
") taking effect.
4.2
Reliance
The Administrative Agent has relied on the representations and warranties set out in this clause 4 in
entering into this document.

6
5.
Affirmations
5.1
Affirmation of Security
Each Obligor acknowledges and agrees that each Guarantee and each Security and
Lien granted by it in
favour of each Lender, the Collateral Agent,
the Australian Security Trustee and the Administrative
Agent under a Finance Document remains in full force and effect and continues to secure that Obligor's
obligations and liabilities under the Amended SFA
and other relevant Finance Documents.
5.2
Affirmation of Guarantee
Each Obligor acknowledges and agrees that each Obligor is and remains jointly and severally liable for
the whole of the Secured Money (as that term is defined in the Australian Security
Trust Deed)
(including all amounts made or to be made available to a Borrower under the Amended SFA) under the
Guarantee given by it.
6.
Limitation of Liability
Clause 3.13 ("Limitations of liability of Security Trustee
to Beneficiaries") and 3.14 ("Security Trustee
limitation of liability to non-Beneficiaries") of the Australian Security Trust
Deed applies to this
document as if set out in full in this document, with any necessary changes.
7.
General
7.1
Notices
Any notice, demand, consent, waiver, approval
or other communication given or made under or in
connection with this document must be given or made, and will be effective and taken to be received,
in accordance with clause 30 (“Notices”) of the Amended SFA.
7.2
Finance Document
This document is a Finance Document for the purposes of the SFA.
7.3
Assignment
A party may not assign, encumber, declare a trust
over or otherwise deal with its rights or obligations
under this document, or attempt or purport to do so, without the prior written consent of each other
party.
7.4
Further assurances
Each party must promptly do, and procure that its employees and agents promptly do, all things
necessary, including
executing agreements and documents, to give full effect to
this document and the
transactions contemplated by it.
7.5
Severability
Any provision of this document which is prohibited or unenforceable in any jurisdiction is ineffective
as to that jurisdiction to the extent of the prohibition or unenforceability.
That does not invalidate the
remaining provisions of this document nor affect the
validity or enforceability of that provision in any
other jurisdiction.
7.6
Entire agreement
This document contains the entire agreement between the parties with respect to its subject matter and
supersedes all previous agreements, understandings and negotiations on that subject matter.

7
7.7
Governing law
This document is governed by the laws of Queensland, Australia. Each party irrevocably submits to the
non-exclusive jurisdiction of the courts of that place, and any court that may hear appeals from any of
those courts, for any proceedings in connection with this document.
7.8
Counterparts
(a)
This document may be executed in any number of counterparts or copies, each of which may
be executed by physical signature in wet ink or electronically (whether in whole or part).
A
Party who has executed a counterpart of this document may exchange it with another
Party
(the Recipient ) by:
(i)
emailing a copy of the executed counterpart to the Recipient; or
(ii)
utilising an electronic platform (including DocuSign) to circulate the executed counterpart,
and will be taken to have adequately identified themselves by so emailing the copy to the
Recipient or utilising the electronic platform.
(b)
Each Party consents to signatories and Parties executing this document by electronic means
and to identifying themselves in the manner specified in this clause.
(c)
Each counterpart constitutes an original (whether kept in electronic or paper form), all of
which together constitute one instrument as if the signatures (or other execution markings) on
the counterparts or copies were on a single physical copy of this document in paper form.
Without limiting the foregoing, if any of
the signatures or other markings on behalf of one
Party are on different counterparts or copies of this document, this shall be taken to be, and
have the same effect as, signatures on the same counterpart
and on a single copy of this
document.
7.9
Consideration
Each party to this document acknowledges incurring obligations and giving rights under this document
for valuable consideration received from each other party to this document.
7.10
Conflict
If there is a conflict between the Finance Documents, the Original SFA and this document, the terms of
this document prevail.

8
Schedule 1- Guarantors
Guarantor Jurisdiction
Coronado Global Resources Inc. Delaware
Coronado Finance Pty Ltd ACN 628 668 235 Australia
Coronado Coal Corporation Delaware
CORONADO II LLC Delaware
CORONADO COAL II LLC Delaware
CORONADO COAL LLC Delaware
Mon Valley
Minerals LLC
Delaware
Greenbrier Minerals, LLC Delaware
POWHATAN
MID-VOL COAL SALES, L.L.C.
Delaware
CORONADO IV LLC Delaware
BUCHANAN MINERALS, LLC Delaware
Buchanan Mining Company LLC Delaware
CORONADO VA,
LLC
Delaware
Coronado Australia Holdings Pty Ltd ACN 623 524 989 Australia
Coronado Curragh LLC Delaware
Coronado Curragh Pty Ltd ACN 009 362 565 Australia
Curragh Coal Sales Co. Pty.
Ltd. ACN 010 459 220
Australia
Curragh Queensland Mining Pty Ltd ACN 095 450 418 Australia

Signature page – Third Amendment to the Syndicated Facility Agreement
Signing page
EXECUTED
as a deed.
BORROWERS AND GUARANTORS
SIGNED, SEALED AND DELIVERED
by CORONADO FINANCE PTY LTD in
accordance with section 127(1) of the
Corporations Act 2001 (Cth) by:
/s/ Douglas Thompson
................................................................
.....
Signature of director
Douglas Thompson
................................................................
.....
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
................................................................
.....
Signature of director/company secretary*
*delete whichever is not applicable
Susan Casey
................................................................
.....
Name of director/company secretary*
(block letters)
*delete whichever is not applicable
SIGNED, SEALED AND DELIVERED
by CORONADO CURRAGH PTY LTD
in accordance with section 127(1) of the
Corporations Act 2001 (Cth) by:
/s/ Douglas Thompson
................................................................
.....
Signature of director
Douglas Thompson
................................................................
.....
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
................................................................
.....
Signature of director/company secretary*
*delete whichever is not applicable
Susan Casey
................................................................
.....
Name of director/company secretary*
(block letters)
*delete whichever is not applicable

Signature page – Third Amendment to the Syndicated Facility Agreement
GUARANTORS
SIGNED, SEALED AND DELIVERED
by CORONADO AUSTRALIA
HOLDINGS PTY LTD in accordance
with section 127(1) of the Corporations Act
2001 (Cth) by:
/s/ Douglas Thompson
................................................................
.....
Signature of director
Douglas Thompson
................................................................
.....
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
................................................................
.....
Signature of director/company secretary*
*delete whichever is not applicable
Susan Casey
................................................................
.....
Name of director/company secretary*
(block letters)
*delete whichever is not applicable
SIGNED, SEALED AND DELIVERED
by CURRAGH COAL SALES CO. PTY.
LTD. in accordance with section 127(1) of
the Corporations Act 2001 (Cth) by:
/s/ Douglas Thompson
................................................................
.....
Signature of director
Douglas Thompson
................................................................
.....
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
................................................................
.....
Signature of director/company secretary*
*delete whichever is not applicable
Susan Casey
................................................................
.....
Name of director/company secretary*
(block letters)
*delete whichever is not applicable
SIGNED, SEALED AND DELIVERED
by CURRAGH QUEENSLAND
MINING PTY LTD in accordance with
section 127(1) of the Corporations Act
2001 (Cth) by:
/s/ Douglas Thompson
................................................................
.....
Signature of director
Douglas Thompson
................................................................
.....
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
................................................................
.....
Signature of director/company secretary*
*delete whichever is not applicable
Susan Casey
................................................................
.....
Name of director/company secretary*
(block letters)
*delete whichever is not applicable

Signature page – Third Amendment to the Syndicated Facility Agreement
SIGNED, SEALED AND DELIVERED by
each of
CORONADO GLOBAL RESOURCES
INC.
CORONADO COAL CORPORATION
CORONADO II LLC
CORONADO COAL II LLC
CORONADO COAL LLC
MON VALLEY
MINERALS LLC
GREENBRIER MINERALS, LLC
POWHATAN
MID-VOL COAL SALES,
L.L.C.
CORONADO IV LLC
BUCHANAN MINERALS, LLC
BUCHANAN MINING COMPANY
LLC
CORONADO VA,
LLC
CORONADO CURRAGH LLC
in the presence of:
/s/ Susan Casey
................................................................
.....
Signature of witness
Susan Casey
................................................................
.....
Name of witness (block letters)
/s/ Douglas Thompson
................................................................
.....
Signature of authorised signatory
Douglas Thompson
................................................................
.....
Name of authorised signatory (block
letters)
Seal

Signature page – Third Amendment to the Syndicated Facility Agreement
ADMINISTRATIVE AGENT
SIGNED, SEALED AND DELIVERED
by
as attorney for GLOBAL LOAN
AGENCY SERVICES AUSTRALIA
PTY LTD
under power of attorney dated
2 February 2022
in the presence of:
/s/ Andrea Fok
................................................................
.....
Signature of witness
Andrea Fok
................................................................
.....
Name of witness (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Luke Goldsworthy
................................................................
.....
By executing this document the attorney
states that the attorney has received no
notice of revocation of the power of
attorney
COLLATERAL AGENT
AND AUSTRALIAN SECURITY TRUSTEE
SIGNED, SEALED AND DELIVERED
by
as attorney for GLOBAL LOAN
AGENCY SERVICES AUSTRALIA
NOMINEES PTY LTD under power of
attorney dated
2 February 2022
in the
presence of:
/s/ Andrea Fok
................................................................
.....
Signature of witness
Andrea Fok
................................................................
.....
Name of witness (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Luke Goldsworthy
................................................................
.....
By executing this document the attorney
states that the attorney has received no
notice of revocation of the power of
attorney

Annexure A - Amended SFA

Execution Version
(Australian Branch)
AMENDED AND RESTATED
SYNDICATED
FACILITY AGREEMENT
for
CORONADO GLOBAL RESOURCES INC.
with
GLOBAL LOAN AGENCY SERVICES
AUSTRALIA PTY LTD
acting as Agent
GLOBAL LOAN AGENCY SERVICES
AUSTRALIA NOMINEES PTY LTD
acting as Collateral Agent and Australian Security Trustee
Jones Day
Aurora Place
Level 41, 88 Phillip Street
Sydney NSW 2000, Australia
Tel: 61 2 8272 0500
Fax: 61 2 8272 0599
www.jonesday.com

- i -
CONTENTS
Clause Page
1
Definitions and Interpretation
3
2
The Facilities
57
3
Purpose
57
4
Conditions of Utilisation
58
5
Utilisation - Loans
59
6
Repayment
61
7
Prepayment and Cancellation
61
8
Restrictions
63
9
Interest
64
10
Interest Periods
64
11
Fees
65
12
Tax Gross-Up and Indemnities
65
13
Other Indemnities
69
14
Mitigation by the Finance Parties
70
15
Costs and Expenses
70
16
Guarantee
72
17
Representations
77
18
Information Undertakings
87
19
Financial Covenants
92
20
General Undertakings
93
21
Events of Default
105
22
Changes to the Lenders
109
23
Changes to the Obligors
114
24
Role of the Agent
118
25
Role and appointment of the Collateral Agent
127
26
Conduct of Business by the Finance Parties
127
27
Sharing among the Finance Parties
128
28
Payment Mechanics
131
29
Set-Off
136
30
Notices
136
31
Calculations and Certificates
139
32
Partial Invalidity
141
33
Remedies and Waivers
141
34
Amendments and Waivers
141
35
Instructions and Decisions
143
36
Confidentiality
143
37
PPSA Provisions
146
38
Counterparts
147
39
Indemnities and Reimbursement
147
40
Acknowledgement
147
41
Designation of Secured Hedge Agreements
147
42
Governing Law
149
43
Enforcement
149
44
Waiver of Jury
Trial
149
Schedule 1 The Original Parties
151
Part I The Original Obligors
151
Part II The Original Lender
153
Schedule 2 Conditions Precedent
154

- ii -
Part I Conditions Precedent To
Initial Utilisation
154
Part II Conditions Precedent required to be Delivered by an Additional Obligor
154
Schedule 3 Form of Utilisation Request
156
Schedule 4 Form of Transfer Certificate
157
Part I Form of Single Lender Transfer Certificate
157
Schedule 5 Form of Accession Letter
161
Schedule 6 Form of Resignation Letter
162
Schedule 7 Form of Compliance Certificate
163
Schedule 8 Form of Borrowing Base Certificate
164
Schedule 9 Transaction Security 164
Part I Blocked Account Security 164
Part II Australian Real Property Mortgages 164
Part III U.S. Real Property Mortgages 164
Schedule 10 Acceptable Storage Locations
167
Schedule 11 Collateral Agent
167

THIS AGREEMENT
is entered into 8 May 2023 and is amended and restated as of the Amendment and Restatement Effective Date and made between:
(1) CORONADO GLOBAL RESOURCES INC.
(the "
Company " or " Holdings ");
(2) THE SUBSIDIARIES
of the Company listed in Part I
of Schedule 1 as original borrowers (the
" Original Borrowers ");
(3)
THE
SUBSIDIARIES
of
the
Company listed
in
Part
I
of
Schedule
1
as
original
guarantors
(together with the Company the " Original Guarantors ");
(4) THE ENTITY
listed in Part II of Schedule 1 as lender (the "
Original Lender ");
(5)
GLOBAL LOAN
AGENCY SERVICES
AUSTRALIA PTY LTD
(ABN 68
608 829
303)
(the " Agent " and " Administrative Agent "); and
(6)
GLOBAL LOAN
AGENCY SERVICES
AUSTRALIA NOMINEES
PTY LTD
(ABN 39
608 945 008)
as Collateral Agent
(the "
Collateral Agent
") and as
Australian Security Trustee
(" Australian Security Trustee ").
IT IS AGREED
as follows:
SECTION 1
(1)
INTERPRETATION
1.
DEFINITIONS AND INTERPRETATION
1.1
Definitions
In this Agreement:
" ABL Debt Cap
" has the meaning given to the term in the Senior Secured Notes Indenture.
"
ABL
Intercreditor
Agreement
"
means
that
certain
New
York
law
governed
Intercreditor
Agreement, dated 12
May 2021, among
the Agent, the
Collateral Agent and
the Senior Secured
Notes Trustee and
acknowledged by
each Obligor, as
amended by
that certain
First Amendment
to
Intercreditor
Agreement
dated
as
of
3
August
2023
and
certain
Second
Amendment
to
Intercreditor
Agreement
dated
as
of
2
October
2024,
and
as
amended,
restated,
replaced,
supplemented, varied, assigned or otherwise modified from time to time.
"
ABL
Priority
Collateral
"
has
the
meaning
given
to
the
term
in
the
ABL
Intercreditor
Agreement.
" Acceptable Credit Support
" means
(a)
a
credit
insurance
policy
satisfactory
to
the
Agent
(acting
reasonably)
(including,
without limitation,
as to
the creditworthiness
of the
insurance company
issuing such
policy,
the
scope
and amount
of
coverage, any
deductibles and
any other
terms and
conditions applicable thereto), so long as the limits and terms of such credit insurance policy are
being complied with
and for which
the Agent is
named as the
beneficiary,
loss payee or
additional insured so
as to insure that
the Agent has the
right to receive
payments thereunder; or

(b)
an
irrevocable
letter
of
credit
or
bank
guarantee
satisfactory
to
the
Agent
(acting
reasonably) (including,
without limitation,
as to
the issuer
or domestic
confirming bank
with respect
thereto, and
the form
and substance
thereof (it
being understood
that, at
the request of the Agent, the Borrowers
shall cause a commercial letter of credit to be
confirmed to the
extent not otherwise
confirmed in the
ordinary course of
business)),
that has been delivered to the Agent
and, in the case of standby letters of
credit and is
directly drawable by the Agent and, in the case of other letters of credit (together with any bills of lading or
other shipping documents),
remains in the possession
and control
of the Obligors free and clear of any Security senior to those securing the Obligations.
" Acceptable Storage Location
" means a physical storage
location owned and/or operated by
Persons
who are
acceptable to
and
approved by
the Agent
(acting on
the
instructions of
the
Majority Lenders), it being acknowledged and agreed that:
(a)
subject to
paragraph (b) below as
at the
Amendment and Restatement
Effective Date
the
storage
locations
set
out
in
Schedule
10
(
Acceptable
Storage
Locations
)
are
acceptable to and approved by the Agent for the purposes of this Agreement;
and
(b)
the Agent
(acting on
the instructions
of the
Majority Lenders)
may, on 3
months written
notice
to
the
Borrowers
and
specifying
the
basis
of
its
decision,
reject
any
prior
approved
Acceptable
Storage
Location
and
such
storage
location
will
no
longer
constitute an
Acceptable Storage
Location on
the relevant
date as
specified in
the notice.
The
Obligors
acknowledge
and
agree
that
the
Majority
Lenders
would
be
acting
reasonably as required by
this paragraph if
there were no Rights
of Entry satisfactory
to
the
Majority
Lenders
from
time
to
time
in
place
in
connection
with
the
prior
approved Acceptable Storage Location.
"
Accession
Deed
"
has
the
meaning
given
to
the
term
"Accession
Deed"
in
the
Australian
Security Trust Deed.
" Accession Letter
" means a document substantially
in the form set out
in Schedule 5 (
Form of
Accession Letter ).
" Account
" has the meaning specified
in the UCC, to the
extent such term is being interpreted
pursuant thereto, and otherwise, the PPSA.
" Account Debtor " has the meaning given to such term in the UCC and the PPSA.
"
Additional
Borrower
"
means
a
company
which
becomes
an
Additional
Borrower
in
accordance with Clause 23 ( Changes to the Obligors ).
"
Additional
Guarantor
"
means
a
company
which
becomes
an
Additional
Guarantor
in
accordance with Clause 23 ( Changes to the Obligors ).
" Additional Obligor " means an Additional Borrower or an Additional Guarantor.
" Affiliate
" means, in relation
to any person, a Subsidiary
of that person or a
Holding Company
of that person or any other Subsidiary of that Holding Company.

" Amendment and Restatement Effective Date
" means the date
on which the Agent
notifies
the other parties
to the Refinancing
Coordination Deed that
the Effective Time
(as defined in
the Refinancing Coordination Deed) has occurred.
" Anti-Corruption Laws
" means
all laws
of any
jurisdiction applicable
to any
Obligor from
time to
time concerning
or relating
to bribery
or corruption,
including without
limitation the
U.S.
Foreign
Corrupt
Practices
Act
of
1977,
15
U.S.C.
§§
78dd-1,
et
seq
and
the
United
Kingdom Bribery Act 2010.
" Anti-Money Laundering Laws
" means all laws of
any jurisdiction applicable
to any Obligor
from time
to time
concerning or
relating to
money laundering,
including, without
limitation,
the
U.S.
Patriot
Act
and
the
Anti-Money
Laundering and
Counter-Terrorism
Financing
Act
2006
(Cth) of Australia.
" Anti-Terrorism Laws
" means
all laws
of any
jurisdiction applicable
to any
Obligor from
time
to time
concerning or relating
to terrorism, including,
without limitation,
Title III
of the
U.S.
Patriot Act, the
U.S. Trading with the
Enemy Act, each
of the foreign
assets control regulations
of the United
States Treasury Department (31
C.F.R.
Subtitle B, Chapter V,
as amended) and
any
other
enabling
legislation
or
executive
order
relating
thereto
and
the
Anti-Money
Laundering and Counter-Terrorism
Financing Act 2006
(Cth) of Australia.
" Assignment Agreement " means an agreement in the form agreed between the Agent and the relevant assignor and assignee.
" ASX " means the Australian Securities Exchange.
" Auditors
"
means
KPMG,
Ernst
Young,
PWC
or
Deloitte,
or
any
other
firm
approved
in
advance by the Majority Lenders (such approval not to be unreasonably withheld or delayed).
"
Australian General
Security Deed
" means
the general
security deed
dated 3
August 2023
between the
Australian Security
Trustee
and each
of the
Obligors party
thereto, as
amended,
restated, amended and restated, supplemented or otherwise modified from time to time.
"
Australian Mining
Mortgage
" means the
mining mortgage dated
3 August 2023
between the
Australian
Security
Trustee
and
CCPL
in
respect
of
the
Australian
Mining
Tenements,
as
amended, restated,
amended and
restated, supplemented
or
otherwise modified
from time
to
time.
"
Australian Mining
Tenements
"
means Mining
Lease Numbers
1878, 1990,
80010, 80011,
80012, 80086, 80110, 80112, 80123, 80171,
700006, 700007, 700008
and 700009 and
Mineral
Development Licence Numbers 162, 328,
329 and any renewals,
extensions and amendments
thereof and any tenements issued to CCPL.
" Australian Obligor " means each Obligor incorporated in Australia.
" Australian Parent " means Coronado Australia Holdings Pty Ltd (ACN 623 524 989).
"
Australian
Pension
Plan
"
means
the
Australian
Superannuation
Guarantee
Scheme
(established under the Superannuation Guarantee (Administration) Act
1992 (Cth)), a defined
benefit
scheme
(whether
established
by
deed
or
under
statute
of
Australia
or
any
state
or

territory of Australia) and any other superannuation or pension plan maintained or contributed to by,
or to which there
is or may
be an obligation to
contribute by,
any Obligor in
respect of
its Australian employees and officers or former employees and officers.
"
Australian Priority
Payables Reserve
" means
on any
date of
determination, a
reserve in
such
amount as
the Agent
may determine
(acting on
the instructions
of all
Lenders, acting
reasonably)
which reflects amounts secured by any rights (whether imposed under a statute of Australia or any state
or territory of
Australia), Security,
choate or inchoate,
which rank or
are capable of
ranking in
priority to
the Transaction Security
and/or for
amounts which
represent costs
relating
to the enforcement of the
Transaction Security including to the
extent applicable by operation
of
law,
any
such
amounts
due
and
not
paid
for
wages,
long
service
leave
or
vacation
pay
(including amounts protected by the Fair Work
Act 2009 (Cth)), any preferential claims as set
out in
the Corporations
Act, amounts
due and
not paid
under any
legislation relating
to workers’
compensation or to employment insurance, all amounts deducted or withheld and not paid and remitted
when due
under the
TAA
(but excluding
Pay as
You
Go installment
amounts) and
amounts currently or
past due and not
contributed, remitted or
paid in respect
of any Australian
Pension Plan, together with any charges which may be levied by a Governmental Authority as a result of any default in payment obligations in respect of any Australian Pension
Plan.
"
Australian Provisional
Invoice
" means
an Account
generated by
way of
a provisional
invoice
for payment for sale of Coal Inventory which:
(a)
is sourced from an Obligor’s Australian mine site;
(b)
is based on a historic price; and
(c)
is subject to
adjustment by way
of generation of
a further Account
or credit note
(for
any difference) once current price becomes known.
" Australian Security Documents " or " Australian Collateral Document
" means:
(a)
the Australian General Security Deed;
(b)
the Australian Mining Mortgage;
(c)
each Australian real property mortgage referred to in Part II of Schedule 9; and
(d)
any other document designated as such by the Agent and the Company.
" Australian
Security Trust
Deed
" means the security
trust deed dated 12
May 2021, by and
among
each
of
the
Obligors
party
thereto
and
the
Australian
Security
Trustee,
as
amended,
restated, amended and restated supplemented or otherwise modified from time to time.
" Australian Security Trustee " means Global Loan Agency Services Australia Nominees Pty
Ltd (ABN
39 608
945 008)
in its
capacity as
security trustee
for the
Secured Parties
or any
successor security trustee appointed in accordance with this Agreement.
" Australian Tax Consolidated Group
" means a
'Consolidated Group'
or a 'MEC
Group', each
as defined in the ITAA 1997.

" Australian TFA
" means
a tax
funding agreement
between each
member of
the Australian
Tax
Consolidated Group which includes:
(a)
reasonably appropriate arrangements
for the funding
of income tax (and
certain related
Taxes)
payments
by the
Head Company
of
the
Australian Tax
Consolidated Group,
having
regard
to
the
position
of
each
member
of
the
Australian
Tax
Consolidated
Group;
(b)
an
undertaking
from
each
member
of
the
Australian
Tax
Consolidated
Group
to
compensate each other member adequately for loss of
income tax attributes (including
tax
losses
and
tax
offsets)
as
a
result
of
being
a
member
of
the
Australian
Tax
Consolidated Group; and
(c)
an undertaking from the Head Company of the
Australian Tax Consolidated Group to
pay
all
group
liabilities
(as
described
in
section
721-10
of
the
ITAA
1997)
of
the
Australian
Tax
Consolidated
Group
before
the
members
of
the
Australian
Tax
Consolidated Group make any
payments to the
Head Company of the
Australian Tax
Consolidated Group under the agreement.
" Australian TSA
" means
any tax
sharing agreement in
relation to
the sharing
of income
tax
(and
certain related
Taxes)
liabilities
in
a jurisdiction
between
one or
more
Obligors in
that
jurisdiction, including
an agreement between
each
member of the
Australian Tax Consolidated
Group which takes
effect as a
tax sharing agreement
under section 721-25
of the ITAA
1997
and which complies with
the ITAA
1997 and any law,
official directive, request, guideline
or
policy (whether or
not having the
force or law
issued in connection with
the ITAA 1936, ITAA
1997 or TAA).
" Australian Withholding Tax
" means any Tax required
to be withheld or deducted from any
interest or other payment under Division 11A of Part III of the Tax Act or Subdivision 12-F of
Schedule 1 to the Taxation Administration Act 1953 (Cth).
"
Australian Subordination
Deed
"
means the
subordination deed
dated 2
October 2024,
by
and among the Agent,
the Senior Secured
Notes Trustee, each of
the Obligors party
thereto and
others, as amended, restated, amended and
restated supplemented or otherwise modified from
time to time.
"
Australian
Tax
Agreement
"
means
the
Tax
Sharing
and
Funding
Agreement
dated
20
December 2018
between the
Australian Parent,
each other
Australian Obligor
and Coronado
Curragh LLC.
" Authorisation " means:
(a)
an
authorisation,
consent,
approval,
resolution,
licence,
exemption,
filing
or
registration; or
(b)
in relation to anything which will be fully or partly prohibited or restricted by law if
a
Governmental
Agency intervenes
or
acts
in
any
way within
a
specified
period after
lodgement,
filing,
registration
or
notification,
the
expiry
of
that
period
without
intervention or action.

" Availability Period
" means the period from and including the later of:
(a)
the Amendment and Restatement Effective Date;
and
(b)
1 December 2025,
to and including the date falling 30 days before the Termination Date.
" Available Commitment " or " Availability " means a Lender's Commitment minus:
(a)
the amount of its participation in any outstanding Utilisations; and
(b)
in
relation
to
any
proposed
Utilisation,
the
amount
of
its
participation
in
any
Utilisations
that
are
due
to
be
made
under
that
Facility
on
or
before
the
proposed
Utilisation Date,
other than that Lender's participation in any Utilisations that are due to be repaid or prepaid
on or before the proposed Utilisation Date.
"
Available
Facility
"
means
the
aggregate
for
the
time
being
of
each
Lender's
Available
Commitment.
" Bankruptcy Code " means Title 11 of the United States Code.
" Beneficiaries " has the meaning given to it in the Australian Security Trust Deed.
" Black Lung Act " means the Black Lung Benefits Act of 1972, 30 U.S.C. §§ 901, et seq., the
Federal Mine
Safety and
Health Act
of 1977,
30 U.S.C.
§§ 801,
et seq.,
the Black
Lung Benefits
Reform
Act
of
1977,
Pub. L.
No.
95-239,
92
Stat.
95
(1978),
and
the
Black
Lung
Benefits
Amendments of 1981, Pub. L. No. 97-119, Title 11, 95 Stat. 1643, in each case as amended.
" Black Lung Liability " means any liability or benefit obligations related to black lung claims and benefits under the Black Lung Act, and
liabilities and benefits related to pneumoconiosis,
silicosis, exposure to isocyanates or other lung disease arising under any federal or state law.
"
Blocked
Account
Agreement
"
means,
with
respect
to
any
Deposit
Account,
Securities
Account, Commodities
Contract or
Commodities Account
of any
Obligor, an agreement
among
the
Agent,
such
Obligor
and
the
applicable
depository
bank,
securities
intermediary
or
commodity
intermediary,
sufficient
to
grant
"control"
to
the
Collateral
Agent
or
Australian
Security
Trustee
(as
applicable)
(a)
under
9-104
of
the
UCC
with
respect
to
any
Deposit
Account,
(b)
under
9-106
of
the
UCC
with
respect
to
any
Commodities
Contract
or
Commodities Account, (c) under 8-106
of the UCC with respect
to any Securities Account or
(d) under the Australian PPS
Law, including each document referred to in
Part I of Schedule 9,
in each case, as amended,
restated, amended and restated,
supplemented or otherwise modified
from time to time
" Borrower
" means an Original Borrower or an Additional
Borrower unless it has ceased to be
a Borrower in accordance with Clause 23 ( Changes to the Obligors ).
" Borrowing " means any borrowing consisting of simultaneous Loans.

" Borrowing Base " means , at any time, the sum of:
(a)
the lower of the Inventory Value or Market Value
of Eligible Inventory;
plus
(b)
the face value (exclusive GST, VAT
and other Taxes) of Eligible Accounts;
plus
(c)
the
lower
of
Inventory
Value
or
Market
Value
of
Coal
Inventory
that
is
subject
to
Eligible Unbilled US Accounts; plus
(d)
fifty (50%) of the book value of all Inventory (other than Coal Inventory);
less
(e)
to the extent not included in the calculation
of clauses (a) through (d) above, 100% of
the Reserves.
For the avoidance of
doubt, each specified percentage
set forth in this
definition of "Borrowing
Base" will not be reduced without the consent of the Obligors.
" Borrowing Base Certificate
" means a certificate
substantially in the
form set out in
Schedule
8 ( Form of Borrowing Certificate ).
"
Borrowing Base
Undertaking
" means
the undertaking set
out in
Clause 19.1(a)
(
Financial
Covenants ).
" Borrowing Base Ratio " means, at any time, the ratio, expressed as a percentage, of:
(a)
the Borrowing Base at that time; to
(b)
the aggregate amount of all outstanding Loans at that time converted into U.S. dollars at the Fixed Rate of Exchange.
"
Buchanan
Mine
"
means
the
underground
mine
located
near
the
town
of
Oakwood
in
Buchanan County, in the State of Virginia, in the United States of America.
" Business
" has the meaning given to the
term in Clause 17.22(a) (
Environmental compliance ).
" Business Day
" means a
day (other than
a Saturday or
Sunday) on which
banks are open
for
general business in Sydney and Brisbane.
" Capital Stock " means:
(a)
in the
case of
a corporation,
corporate stock,
including, in
the case
of the
Company,
shares of common
stock of the
Company publicly traded on
the Australian Securities
Exchange in the
form of CHESS
Depositary Interests convertible
at the option
of the
holders into shares of the Company's common stock on a 10-for-1 basis;
(b)
in
the
case
of
an
association
or
business
entity,
any
and
all
shares,
interests,
participations, rights or other equivalents (however designated) of corporate stock;
(c)
in the
case of
a partnership
or limited
liability company,
partnership or
membership
interests (whether general or limited); and

(d)
any other interest or
participation that confers on a
Person the right to receive
a share
of the profits and losses of, or distributions of assets of, the issuing Person, but
excluding
from
all
of
the
foregoing
any
debt
securities
convertible
into
Capital
Stock,
whether or not such
debt securities include any right
of participation with Capital Stock,
until
such time as such debt securities have been duly converted into Capital Stock.
" Cash Equivalents
" means at any time:
(a)
U.S. dollars, Australian dollars,
English pounds or Euros;
(b)
securities issued or
directly and fully
guaranteed or insured by
the government of
the
United States, Australia, the United Kingdom or a Specified Member of the European
Union
(collectively,
the
“
Specified
Countries
”)
or
any
agency
or
instrumentality
thereof having maturities of not more than one year from the date of acquisition;
(c)
readily marketable
direct obligations
issued by
any state
of the
United States
or any
political subdivision thereof, or any state
of Australia, in each case, having
one of the
two highest rating categories obtainable from either Moody’s or S&P;
(d)
certificates of
deposit, time
deposits and
eurodollar time
deposits with
maturities of
one
year
or
less
from
the
date
of
acquisition,
bankers’
acceptances
with
maturities
not
exceeding one year
and overnight bank
deposits, in each
case, with any
bank organized
under
the
laws
of
any
Specified
Country
or
any
state
thereof
(or,
in
the
case
of
the
United
States,
the
District
of
Columbia)
or
a
branch
of
a
foreign
bank
located
in
a
Specified Country, in each case, having at
the date of acquisition thereof
combined net
capital and surplus in excess of US$500,000,000;
(e)
repurchase obligations with a term
of not more than
30 days for underlying
securities
of
the
types
described
in
paragraphs
(b),
(c)
and
(d)
above
entered
into
with
any
financial institution meeting the qualifications specified in clause (d) above;
(f)
commercial paper
having one of
the two
highest ratings obtainable
from Moody’s
or
S&P and, in each case, maturing within one year after the date of acquisition;
(g)
money market funds at
least 95% of the assets
of which constitute Cash
Equivalents of
the kinds described in clauses (a) through (f) of this definition;
and
(h)
investments consisting of purchases of local
currencies of those countries in which the
Company or any
of its Subsidiaries
transacts business from
time to time
in the ordinary
course of business,
(i)
investments of comparable
tenor and credit
quality to those
described in paragraphs
(a)
through
(g)
customarily
utilized
in
countries
in
which
the
Company
or
such
Subsidiaries operate for short-term cash management purposes;
and
(j)
overnight
bank
deposits,
time
deposit
accounts,
certificates
of
deposit,
banker’s
acceptances and
money market
deposits (and
similar instruments)
with maturities of
12
months or less from the date of
acquisition issued by a bank or
trust company which is
organized under,
or authorized to
operate as a
bank or trust
company under,
the laws

of any jurisdiction
(other than Specified
Countries) in which
the Company or
any of its
Subsidiaries transacts business from time to time in the ordinary course of business.
" CCPL " means Coronado Curragh Pty Ltd (ACN 009 362 565).
" CFC
" means a Person that is a controlled foreign corporation under Section 957 of the Code.
" Change of Control " has the meaning given to the term in the Stanwell Deed of Amendment
No. 2.
" Change of Control Prepayment Event " means the Company being required to repay all
Rebate Amounts (as defined in the Stanwell Deed of Amendment
No. 2) and interest on such
Rebate Amounts pursuant to clause 4.2 ( Change of Control ) under the Stanwell Deed of
Amendment No. 2.
" Coal
" means coal owned
by the Company or
any of its
Subsidiaries, or coal
that the Company
or any
of its
Subsidiaries has the
right to
extract, in each
case located on,
under or
within, or
produced or severed
from,
Real Property owned
by,
or leased or
licensed to, the
Company or
any of its Subsidiaries.
" Coal Act
" means the Coal
Industry Retiree Health Benefit
Act of 1992, 26 U.S.C.
§§ 9701, et
seq., as amended.
" Coal Inventory
" means any Inventory consisting of Coal.
" Code
" means the U.S. Internal Revenue Code of 1986.
" Collateral
"
means
all
of
the
property and
assets
of
the
Obligors, whether
real, personal
or
mixed (other than Excluded Assets of a U.S. Obligor or Foreign Excluded Assets of a Foreign
Subsidiary that is
an Obligor) that
is, under the
terms of the
Collateral Documents (including
the
Australian
Security
Documents)
subject
to
the
Transaction
Security
in
favour
of
the
Collateral Agent (including
in its capacity as
the Australian Security
Trustee (as applicable)) in
each case
for the
benefit of
the Secured
Parties as
security for
the Obligations,
including all
proceeds and products thereof (it being understood and agreed that the Collateral shall include both the ABL Priority Collateral and the Non-ABL Priority Collateral).
"
Collateral
Account
"
means
the
account
established
by,
and
under
the
sole
dominion
and
control of, the Agent (or a Lender) maintained with a bank reasonably acceptable to the Agent
(or a Lender) and designated by the Borrowers as the “Coronado Collateral
Account”.
" Collateral Documents
" or
"
ABL Security Documents " means:
(a)
the Security Agreement;
(b)
each Real Property Mortgage;
(c)
the Australian General Security Deed;
(d)
the Australian Mining Mortgage;
(e)
the Intellectual Property Security Agreement;

(f)
the English Deed of Assignment;
(g)
the Singapore Deed of Assignment; and
(h)
any other document designated as such by the Agent and the Company.
" Commitment " means:
(a)
in relation to
an Original Lender,
the amount set
opposite its name under
the heading
"Commitment" in Part II of
Schedule 1 (
The Original Parties
) and the amount of
any
other Commitment transferred to it under this Agreement; and
(b)
in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement,
to the extent not cancelled, reduced or transferred by it under this Agreement.
" Commodities Account " has the meaning specified in the UCC.
" Compliance Certificate
" means
a certificate substantially
in the
form set
out in Schedule
7
( Form of Compliance Certificate ).
" Confidential Information " or " Information
" means
all information
relating to
the Company,
any
Obligor,
the
Group,
the
Finance
Documents
or
the
Facility
of
which
a
Finance
Party
becomes aware in its capacity as,
or for the purpose of becoming,
a Finance Party or which is
received
by
a
Finance
Party in
relation
to,
or
for
the
purpose
of
becoming,
a
Finance
Party
under, the Finance Documents or the Facility from either:
(a)
any member of the Group or any of its advisers; or
(b)
another Finance Party,
if the information
was obtained by
that Finance Party
directly
or indirectly from any member of the Group or any of its advisers, in whatever form,
and includes information
given orally and
any document, electronic
file or
any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:
(i)
is or becomes public information
other than as a direct
or indirect result of any
breach by that Finance Party of Clause 36 ( Confidentiality ); or
(ii)
is
identified
in
writing
at
the
time
of
delivery
as
non-confidential
by
any
member of the Group or any of its advisers; or
(iii)
is known by that Finance Party before the
date the information is disclosed to
it in accordance
with paragraphs
(a) or (b)
above or
is lawfully
obtained by
that
Finance
Party after
that
date,
from a
source which
is, as
far
as
that
Finance
Party is aware, unconnected
with the Group and which,
in either case, as far
as
that
Finance
Party
is
aware,
has
not
been
obtained
in
breach
of,
and
is
not
otherwise subject to, any obligation of confidentiality.

" Confidentiality Undertaking
"
means
a
confidentiality undertaking
substantially in
a
form
recommended
by
the
APLMA
from
time
to
time
or
in
any
other
form
agreed
between
the
Company and the Agent.
" Consolidated EBITDA
" means
for any
period, Consolidated
Net Income
for such
period plus,
to the
extent such
amount was
deducted in
calculating such
Consolidated Net
Income (or
minus,
to
the
extent
such
amount
was
added
in
calculating
such
Consolidated
Net
Income,
as
applicable):
(a)
Consolidated Interest Expense;
(b)
income tax expense (or benefit);
(c)
depreciation, depletion and amortization expense;
(d)
any
extraordinary,
discrete
or
non-recurring
items
that
are
excluded
in
analyzing
operating performance, including, without limitation:
(i)
losses on debt extinguishment;
(ii)
uncertain stamp duty positions;
(iii)
losses on idled assets held for sale;
(iv)
gains on disposal of assets held for sale;
(v)
provision for discounting and credit losses;
(vi)
other foreign exchange losses (or gains, as applicable); and
(vii)
non-cash impairment charges
or asset write-offs
and non-cash charges
due to
cumulative effects of changes in accounting principles;
(e)
unrealized gains
or
losses from
derivative instruments
included in
Consolidated Net
Income; and
(f)
the effect of any non-cash impairment charge affecting goodwill or intangibles, all as
determined on a
consolidated basis for
the Company and
its Subsidiaries in
conformity
with GAAP;
provided that if
any Subsidiary is
not a wholly-owned
Subsidiary,
Consolidated
EBITDA will
be reduced (to
the extent not
otherwise reduced in
accordance with GAAP)
by
an amount equal to:
(a)
the amount of
the Consolidated EBITDA
attributable to such
Subsidiary; multiplied
by
(b)
the percentage ownership interest
in the income
of such Subsidiary not
owned on the
last day of such period by the Company or any Subsidiary.
" Consolidated Equity
" means
the total
stockholder equity
of the
Group as
of the
end of
the
most
recent
fiscal
quarter
for
which
consolidated
financial
statements
of
the
Company
are
available.

" Consolidated Fixed Charges
" means, for any period:
(a)
the sum (without duplication) of:
(i)
Consolidated Interest Expense for such period; and
(ii)
all cash and non-cash
dividends paid, declared,
accrued or accumulated
during
such period on
any Disqualified Stock
of the
Company or Preferred
Stock of
any
Subsidiary
held
by
Persons
other
than
the
Company
or
any
Subsidiary,
except
for
dividends
payable
in
the
Company's
Capital
Stock
(other
than
Disqualified Stock);
provided that
dividends declared,
accrued
or
accounted
for in one period shall not be included in " Consolidated Fixed Charges " of a later period when subsequently paid in such later period;
less
(b)
non-cash
items
in
relation
to
the
Stanwell
Obligations
or
in
relation
to
Financial
Indebtedness not included
in Clause 20.16(a)(iv)
(
Financial Indebtedness ), included in
Consolidated Interest
Expense, including
(i) amortization
of debt
issuance costs,
(ii)
original issue discount
expense, (iii) non-cash
interest expense in
respect of any
such
Financial Indebtedness and
(iv) non-cash impact of
the unwind of
the discounts related
to the deferred purchase price of the Stanwell Reserved Area/Stanwell
Arrangements.
" Consolidated Interest Expense
" means for any period,
the amount that would be
included in
interest
expense
(net
of
interest
income)
on
a
consolidated
income
statement
prepared
in
accordance with GAAP for such period of the Company and its Subsidiaries.
" Consolidated Net Debt
" means
the aggregate
outstanding principal amount
of all
Financial
Indebtedness (excluding,
for the
avoidance of
doubt, the
obligations relating
to the
Stanwell
Arrangements)
of
the
Company
and
its
Subsidiaries
as
expressed
in
U.S.
dollars
on
a
consolidated basis as of such
date (net of the aggregate
amount of Unrestricted Cash as
of such
date).
"
Consolidated Net
Income
" means,
with respect
to any
specified Person
for any
period, the
aggregate of the net income (or
loss) of such Person and its
Subsidiaries for such period, on a
consolidated basis, determined in conformity with GAAP.
"
Consolidated Tangible
Assets
" means the consolidated assets
of the Group as
of the end of
the most recent fiscal quarter
for which consolidated financial statements of
the Company are
available after deducting intangible assets.
" Corporations Act " means the Corporations Act 2001
(Cth).
" Costs " means, in relation to a Finance Party (or Controller or an Attorney (each as defined in any
Collateral
Document)),
any
costs
incurred
by
that
party
including
any
legal
costs
and
expenses and any professional consultant’s fees, on a full indemnity basis.
" Curragh Mine
" means the
Company’s open-pit mines located
in Queensland’s Bowen Basin,
in Australia and the subject of the Australian Mining Tenements.
" Debtor Relief Laws " means the Bankruptcy Code, Chapter 5 of the Corporations Act and all
other
liquidation,
conservatorship,
bankruptcy,
assignment
for
the
benefit
of
creditors,

moratorium, rearrangement,
receivership, insolvency,
reorganization,
or
similar debtor
relief
laws of the United States, Australia
or other applicable jurisdictions from
time to time in effect
and affecting the rights of creditors generally.
" Default
"
means
an
Event
of
Default
or
any
event
or
circumstance
specified
in
Clause
21
(
Events of
Default
) which
would (with
the expiry
of a
grace period,
the giving
of notice,
the
making of any
determination under the
Finance Documents or
any combination of
any of the
foregoing) be an Event of Default.
"
Delaware
Divided
LLC
"
means
any
Delaware
LLC
which
has
been
formed
upon
the
consummation of a Delaware LLC Division.
" Delaware LLC " means any limited liability company organized or formed under the laws of the State of Delaware.
"
Delaware LLC
Division
" means
the statutory
division of
any Delaware
LLC into
two or
more
Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company
Act.
" Deposit Account
" has the meaning specified in the UCC
and includes any bank account with
a financial institution.
" Disposition
"
or
"
Dispose
"
means
the
sale,
transfer,
license,
lease,
allocation
or
other
disposition
(including
any
sale
and
leaseback
transaction)
of
any
property
or
asset
by
any
Person (or
the granting
of any
option or
other similar
right), including
any sale,
assignment,
transfer
or
other
disposal,
with
or
without
recourse,
of
any
Real
Property
Leases,
notes
or
accounts receivable or
any rights and
claims associated therewith
or entering into
an agreement
to do the same and including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division.
" Disqualified Stock
" means, with
respect to any
Person, any Equity
Interest which
by its terms
(or by the
terms of any security
into which it is
convertible or for which
it is exchangeable
at
the option of the holder) or upon the happening of any event:
(a)
matures or is mandatorily redeemable (other
than redeemable only for Equity Interests
of
such
Person
which
is
not
itself
Disqualified
Stock)
pursuant
to
a
sinking
fund
obligation or otherwise;
(b)
is convertible or exchangeable
at the option of
the holder for Financial
Indebtedness or
Disqualified Stock; or
(c)
is mandatorily redeemable or must be
purchased upon the occurrence of
certain events
or otherwise, in whole or in part,
in each case, on or prior to the date that is 91 days after the then-latest Termination Date.
The
amount of
any Disqualified
Stock that
does
not have
a
fixed redemption,
repayment or
repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if
such
Disqualified
Stock
were
redeemed,
repaid
or
repurchased
on
any
date
on
which
the
amount of such
Disqualified Stock is to
be determined pursuant
to this Agreement;
provided,
however,
that
if
such
Disqualified
Stock
could
not
be
required
to
be
redeemed,
repaid
or

repurchased at the time of
such determination, the redemption, repayment or repurchase
price
will
be
the
book
value
of
such
Disqualified Stock
as
reflected
in
the
most
recent
financial
statements of such Person.
" Disregarded Domestic Person "
means any direct or indirect Domestic Subsidiary:
(a)
substantially all
of the
assets of
which consist
of the
Equity Interests
(or Equity
Interests
and Financial Indebtedness) of one or more Foreign Subsidiaries that are CFCs;
(b)
that is
treated as
a disregarded entity
for U.S. federal
income tax
purposes that holds
no
material
assets
other
than
Equity
Interests
(or
Equity
Interests
and
Financial
Indebtedness) of one or more Foreign Subsidiaries that are CFCs; or
(c)
substantially all
of the
assets of
which consist
of the
Equity Interests
(or Equity
Interests
and Indebtedness) of
one or more
other Domestic Subsidiaries of
the type referred
to
in the paragraph (a) and/or (b) above.
" Disruption Event " means either or both of:
(a)
a material disruption
to those payment
or communications
systems or
to those financial
markets which are, in each case, required to operate in order for payments to be made
in
connection
with
the
Facilities
(or
otherwise
in
order
for
the
transactions
contemplated
by
the
Finance
Documents
to
be
carried
out)
which
disruption
is
not
caused by, and is beyond the control of, any of the Parties; or
(b)
the
occurrence
of
any
other
event
which
results
in
a
disruption
(of
a
technical
or
systems-related nature)
to the
treasury or
payments operations
of a
Party preventing
that, or any other Party:
(i)
from performing its payment obligations under the Finance Documents;
or
(ii)
from
communicating with
other
Parties
in
accordance
with
the
terms
of
the
Finance Documents,
and which (in either such
case) is not caused by, and is
beyond the control of,
the Party
whose operations are disrupted.
" Distribution
" has the meaning given to the term in the Stanwell Deed of Amendment
No. 2.
"
Dollar
Equivalent
"
or
"
U.S.
Dollar
Equivalent
"
means
with
respect
to
any
amount
denominated in
a currency
other than
U.S. dollars,
the equivalent
amount thereof
in U.S.
dollars
as determined by the Agent
at such time on
the basis of the Spot
Rate (determined in respect
of
the applicable date of determination) for the purchase of U.S. dollars with such currency.
" Domestic Subsidiary "
means any Subsidiary
of the Company
that is organized
under the
laws
of the United States, any state thereof or the District of Columbia.
" Dormant Subsidiary " means:
(a)
Company B Virginia LLC and Metallurgical Mineral Holdings Pty Ltd; and

(b)
any other entity approved by the Agent.
" Eligible Accounts "
means, at
any time
of determination,
the aggregate
amount of
all Accounts
(including an
Account which
is an
Australian Provisional
Invoice) due
to any
Obligor; provided
that
unless
otherwise
approved
from
time
to
time
in
writing
by
the
Agent
(acting
on
the
instructions
of
the
Majority
Lenders),
no
Account
shall
constitute
an
Eligible
Account
if,
without duplication:
(a)
except as provided
in paragraph (v)
below in relation
to an Account
where the Account
Debtor
is
the
Australian
Tax
Office,
such
Account
does
not
arise
from
the
sale
of
Eligible Inventory of the Obligors in the ordinary course of its business;
(b)
either:
(i)
such
Account
is
contingent
in
any
respect
or
for
any
reason,
not
valid
or
binding
for
any
reason
or
the
applicable Obligor’s
right
to
receive
payment
with respect to
such Account is
subject to or
contingent upon the satisfaction
of
any
condition
whatsoever
(other
than
the
preparation
and
delivery
of
an
invoice); or
(ii)
as
to
which
the
applicable
Obligor
is
prohibited
by
applicable
Law
from
bringing and
maintaining an
action in
the courts
of the
state or
other jurisdiction
where the Account Debtor is located;
(c)
such Account is not a true and correct statement of bona fide indebtedness incurred in the
amount
of
the
Account
for
the
sale
of
goods
to
or
services
rendered
for
the
applicable Account Debtor;
(d)
the Account Debtor with respect to such Account:
(i)
has
or
has
asserted
a
right
of
set-off,
offset,
deduction, defense,
dispute,
or
counterclaim
against
any
of
the
Obligors
(unless
such
Account
Debtor
has
entered into a written agreement reasonably satisfactory
to the Agent to waive
such set-off, offset, deduction, defense, dispute, or counterclaim rights); or
(ii)
has
disputed its
liability (whether
by chargeback
or otherwise)
or made
any
claim with respect to the Account or any other
Account of any of the Obligors
which has not been resolved,
and, in each case
of paragraph (i)
and (ii) above,
without duplication, only
to the extent
of the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be;
(e)
an invoice, in form and substance consistent with such Obligor’s credit and collection
policies,
or
otherwise
reasonably
acceptable
to
the
Agent,
has
not
been
sent
to
the
applicable
Account
Debtor
in
respect
of
such
Account
within
30
days
of
such
preparation
or
otherwise
reported
to
the
Agent
as
Collateral
(including
Accounts
identified as inactive, warranty or otherwise not attributable to an
Account Debtor);
(f)
such Account:

(i)
is not owned by an Obligor;
(ii)
is subject
to any
factoring arrangement
entered into
by an
Obligor including
any Permitted Factoring Arrangement; or
(iii)
is subject to any Security
(other than Security referred
to in paragraphs (g)
and
(s) of the
definition of
Permitted Lien
(and, to
the extent
such Security
is senior
to the
Security securing the
Obligations, a
Reserve in an
amount satisfactory
to the Agent acting
on the instructions of
the Lenders (acting reasonably) has
been established in respect thereof));
(g)
such Account is the obligation of an Account Debtor that is:
(i)
an Obligor or any of
its Affiliates, or any of
their respective directors,
officers,
employees or agents;
(ii)
a natural Person;
(h)
such Account:
(i)
is subject to a partial payment plan;
(i)
was not paid
in full, and
any Obligor created a
new receivable for the
unpaid
portion of such Account; or
(ii)
constitutes or
is subject
to chargebacks, debit
memos and
other adjustments
for
unauthorized deductions;
(i)
such Account is
created on cash
on delivery terms,
or on extended
terms and is
due and
payable more than 90 days from the invoice date thereof;
(j)
such Account:
(i)
is not paid within 30
days following the original
due date or 90 days
following
the original invoice date; or
(ii)
has
been written
off
or impaired
on the
books of
any of
the Obligors
or has
otherwise been designated on such books as uncollectible;
(k)
the Account Debtor obligated upon such Account suspends business, makes a general
assignment for the benefit of
creditors or fails to
pay its debts generally
as they come
due;
(l)
any Account Debtor obligated upon such
Account is a debtor or a
debtor in possession
under
any
bankruptcy
law
or
any
other
federal,
state
or
foreign
(including
any
provincial or territorial)
receivership, liquidation, insolvency
relief or any
other Debtor
Relief
Law,
unless
the
payment
with
respect
to
such
Account
is
supported
by
Acceptable Credit Support;
(m)
with respect to
such Account (or any
other Account due from
the applicable Account
Debtor), in whole or in part,
a check, promissory note, draft,
trade acceptance, or other

instrument for
the payment
of
money has
been received,
presented for
payment and
returned uncollected for any reason;
(n)
such Account is the obligation
of an Account Debtor from
whom 20% or more of the
face
amount
of
all
Accounts
owing
by
such
Account
Debtor
are
ineligible
under
paragraph (j) above;
(o)
such
Account
is
one
as
to
which
the
Transaction
Security
attached
thereon,
for
the
benefit
of
itself
and
the
other
Secured
Parties,
is
not
a
valid
first
priority
perfected
Security (subject to Permitted
Liens for which
a Reserve in an
amount satisfactory to
the
Agent
acting
on
the
instructions
of
the
Lenders
(acting
reasonably)
has
been
established);
(p)
Accounts
as
to
which
any
of
the
representations
or
warranties
in
the
Finance
Documents
with
respect
to
such
Accounts
are
untrue
or
inaccurate
in
any
material
respect
(or,
with
respect
to
representations
or
warranties
that
are
qualified
by
materiality, any of such representations and warranties are untrue or inaccurate);
(q)
such Account is payable in any currency other than U.S. dollars or Australian dollars;
(r)
either:
(i)
the Account Debtor with respect to such Account:
(A)
is not incorporated
or organized under
laws of the
United States, any
state
thereof
or
the
District
of
Columbia,
Australia,
England,
Singapore, Poland, Italy or Spain; or
(B)
is not located,
resident or domiciled in,
or does not maintain
its chief
executive office
in, the United
States, Australia, England,
Singapore,
Poland, Italy or Spain; or
(ii)
the law governing the
Account is not
the United States,
any state thereof or
the
District of
Columbia, Australia, England,
Singapore or any
other jurisdiction
acceptable to the Agent (acting on the instructions of the Majority Lenders);
unless:
(A)
in
the
case
of
paragraph (r)(i)
above,
subject
to
the
prior
written
consent
of
the
Agent
(acting
on
the
instructions
of
the
Majority
Lenders):
(1)
the jurisdiction
of organization
of such
Account Debtor
and its
location,
residence,
domicile
and
jurisdiction
of
its
chief
executive
office
are
satisfactory
to
the
Agent
(acting
on
the
instructions of the Majority Lenders); and
(2)
payment
with
respect
to
such
Account
is
supported
by
Acceptable Credit Support; and

(B)
in
the
case
of
paragraph
(r)(ii)
above,
subject
to
the
prior
written
consent
of
the
Agent
(acting
on
the
instructions
of
the
Majority
Lenders):
(1)
the applicable Obligor:
(I)
has
delivered
a
written
notice,
in
form
and
substance
reasonably acceptable
to the
Agent, to
such Account
Debtor
that
such
Obligor
has
pledged,
assigned
or
granted
to
the
Collateral
Agent
(including
in
its
capacity
as
the
Australian
Security Trustee) a security interest in all or any portion of its rights
to
such
Account
and
the
right
to
receive
payments
thereunder (each, a “ Notification
”); and
(II)
has
obtained
an
acknowledgement,
in
form
and
substance reasonably acceptable to
the Agent, to each
Notification from each such Account Debtor; and
(2)
such Account
is not
subject to
a restriction on
assignment or
the
contract
giving
rise
to
such
Account
explicitly
permits
such Account to be pledged to the Collateral Agent; and
(3)
the law governing
the Account is
a jurisdiction acceptable
to
the Agent (acting
on the instructions
of the Majority
Lenders);
(s)
such Account is the obligation of an Account Debtor that:
(i)
is
the
United
States
government
or
a
political
subdivision
thereof,
or
department, agency
or instrumentality
thereof, unless
the
applicable Obligor
has duly assigned
its rights to
payments of such
Account to the
Agent pursuant
to, and has otherwise complied
with, the Federal Assignment
of Claims Act of
1940,
as
amended, and
any other
applicable state,
county
or municipal
Law
restricting assignment thereof, which
assignments and any related
documents
and filings, shall be satisfactory to the Agent (acting reasonably); or
(ii)
is
another
governmental
entity
(or
a
political
subdivision
thereof,
or
department, agency or instrumentality thereof) of any applicable jurisdiction;
(t)
such Account has been redated,
extended, compromised, settled, adjusted
or otherwise
modified
or
discounted,
except
discounts
or
modifications
that
are
granted
by
an
Obligor in
the ordinary
course of business
and that are
reflected in
the calculation of
the Borrowing Base;
(u)
the
Account Debtor
with respect
to such
Account is
located in
a state
of the
United
States of America requiring
the filing of a notice
of business activities
report or similar
report
in
order
to
permit
an
Obligor
to
seek
judicial
enforcement
in
such
state
of
payment of
such Account,
unless such
Obligor has
qualified to
do business
in such
state
or has
filed a
notice of
business activities
report or
equivalent report
for the
then-current
year;

(v)
such Account was acquired or originated by a Person acquired in an Investment (until such time
as the
Agent has
completed a
customary due
diligence investigation
as to
such
Accounts
and
such
Person,
which
investigation
may,
if
required
by
the
Agent
(acting on the
instructions of the
Majority Lenders), include
an appraisal and/or
field
examination, and the Agent is satisfied with the results thereof acting reasonably);
(w)
such Account:
(i)
represents a sale on a bill-and-hold,
guaranteed sale, sale and return,
ship-and-
return, sale on approval, consignment or other similar basis; or
(ii)
was made pursuant to any
other agreement providing for
repurchases or return
of
any
merchandise
which
has
been
claimed
to
be
defective
or
otherwise
unsatisfactory;
(x)
any such Account that is the obligation
of an Account Debtor that is,
to the knowledge
of any Borrower
or the Agent,
a Person with
which dealings
are prohibited or
restricted
by Sanctions;
(y)
any
such
Account
that
is
subject
to
a
restriction
on
assignment
that
is
enforceable
against third parties and that
impairs the Transaction Security
on such Account or the
Agent’s
ability
to
enforce
the
Account
or
any
such
Account
that
is
not
otherwise
capable of assignment or transfer to the Collateral Agent or other Beneficiary;
or
(z)
either:
(i)
such Account was invoiced in advance of Coal Inventory being provided;
(ii)
such Account was invoiced twice or more; or
(iii)
the associated revenue has not been earned;
(aa)
the goods giving rise to such
Account have not been shipped and/or title
has not been
transferred
to
the
Account
Debtor,
or
the
Account
represents
a
progress
billing
or
otherwise does
not represent
a complete
sale; for
purposes hereof,
“progress billing”
means any
invoice for
goods sold
or leased
or services
rendered under
a contract
or
agreement pursuant
to which
the Account
Debtor’s obligation
to pay
such invoice
is
conditioned upon the completion
by an Obligor
of any further performance
under the
contract or agreement;
(bb)
if applicable, such
Account is
not subject
to the
insurance requirements
in Clause
20.12
( Insurance ); or
(cc)
such Account is otherwise unacceptable to the Agent (acting reasonably).
In determining the amount of any Account, the face
amount of such Account shall be reduced
by, without duplication, to the extent not reflected in such face amount:
(i)
the
amount
of
all
accrued
and
actual
discounts,
claims,
credits
or
credits
pending, promotional program allowances, price adjustments, finance charges

or
other allowances
(including any
amount that
any of
the
Obligors may
be
obligated to
rebate to
a customer
pursuant to
the terms
of any
written agreement
or understanding);
(ii)
the aggregate
amount of
all limits
and deductions
provided for
in this
definition
and elsewhere in the Finance Documents, if any;
and
(iii)
the aggregate amount
of all cash
received in respect
of such Account
but not
yet applied by an Obligor to reduce the amount of such Account.
Notwithstanding
the
foregoing, if
at
any
time
the
aggregate
amount
of
all
Accounts
of
any
single Account Debtor
and its Affiliates
exceeds 40% of
the aggregate amount
of all Eligible
Accounts, then the Accounts of such Account Debtor
in excess of such percentage shall not be
deemed “Eligible Accounts”, unless such Account is supported by Acceptable
Credit Support.
" Eligible Inventory
" means, at any
time of determination, all
Coal Inventory of the
Obligors
at
such
time
(including,
without
limitation,
all
Coal
Inventory
located
at
mines
and
ports
reported in the
most recent Borrowing
Base Certificate provided
to the Agent);
provided that
unless otherwise from
time to time
approved in writing
by the Agent (acting
on the instructions
of
the
Majority
Lenders),
no
Coal
Inventory
shall
constitute
Eligible
Inventory
if,
without
duplication:
(a)
the applicable
Obligor does not
have good and
valid title
to such
Inventory,
free and
clear
of
any Security
(other than
Permitted Liens
(and,
to
the
extent such
Permitted
Liens is
senior to the
Transaction Security,
a Reserve has
been established in
respect
thereof (including, in
respect of
Inventory subject to
retention of title,
amounts equal
to amounts payable to suppliers of such Inventory)));
(b)
the
Transaction
Security
on
such
Inventory,
for
the
benefit
of
itself
and
the
other
Secured
Parties,
is
not
a
valid
first
priority
perfected
Security
(subject
to
Permitted
Liens for (and, to the extent such
Permitted Lien is senior to the Security securing the
Obligations, a Reserve
in an amount
satisfactory to
the Agent acting
on the instructions
of the Lenders (acting reasonably) has been established in respect thereof));
(c)
any of the representations
or warranties in
the Finance Documents with
respect to such
Inventory
are
untrue
or
inaccurate
in
any
material
respect
(or,
with
respect
to
representations
or
warranties
that
are
qualified
by
materiality,
any
of
such
representations and warranties are untrue or inaccurate);
(d)
such Inventory constitutes
goods held on consignment
(including any goods
consigned
at the
location of
a customer,
supplier or contractor,
but that
are accounted for
in the
Inventory balance of the Obligors);
(e)
such
Inventory
is
not
held
in
an
Acceptable
Storage
Location
other
than
any
Coal
Inventory that is either:
(i)
in-transit between mines and wash plants; or
(ii)
from wash plants to ports;

(f)
such
Inventory is
being processed
or manufactured
offsite
(unless such
processor or
manufacturer
has
delivered
to
the
Agent
a
Landlord
Lien
Waiver
and
such
other
documentation as the Agent may reasonably require);
(g)
such Inventory was
acquired or originated
by a Person
acquired in an Investment
(until
such time
as the
Agent has
completed a
customary due
diligence investigation
as to
such
Inventory and
such
Person,
which
investigation may,
if
required
by
the
Agent
(acting
on
the
instructions
of
the
Majority
Lenders),
include
an
inventory
appraisal
and/or
field
examination,
and
the
Agent
(acting
on
the
instructions
of
the
Majority
Lenders) is satisfied with the results thereof (acting reasonably));
(h)
such
Inventory
is
obsolete,
slow-moving,
nonconforming
or
unmerchantable
or
is
identified as a write-off, overstock or excess by any of the Obligors;
(i)
any
such
Inventory
as
to
which
any
of
the
Obligors
takes
an
unrecorded
book
to
physical inventory reduction; or
(j)
such
Inventory
is
otherwise
unacceptable
to
the
Agent
(acting
reasonably
on
the
instructions of the Majority Lenders).
"
Eligible
Unbilled
US
Account
"
means,
at
any
time
of
determination,
without duplication,
each
Unbilled
US
Account
of
the
Obligors
which,
other
than
due
to
its
unbilled
status,
constitutes
an
Eligible
Account at
such
time;
provided that
unless
otherwise approved
from
time to
time in
writing by
the Agent
(acting on
the instructions
of the
Majority Lenders),
an
Unbilled US Account may only constitute an Eligible Unbilled US Account if:
(a)
the
entire
amount
of
the
relevant
Coal
Inventory
pertaining
to
such
Unbilled
US
Account has
been shipped
from a
mine or
wash plant,
with
the intended
destination
being either
a domestic
or export
port, shipping
terminal, customer
location or
other
waypoint at which it is to be weighed and graded, with the additional expectation that,
if such port, shipping terminal or other waypoint, is not a customer location, the entire amount
of
the
relevant
Coal
Inventory
pertaining
to
such
Unbilled
US
Account
is
expected to be loaded onto a vessel and shipped to a customer;
(b)
a provisional invoice has been created but has not yet been sent to the Account Debtor
(other than
in the
case of
an Account
where the
Account Debtor
is Pacific
Minerals
Limited in which case an Account in the form of a provisional invoice may have been sent); and
(c)
the provisional invoice related to
such Unbilled US Account was
created less than 30
days ago.
"
English
Deed
of
Assignment
"
means
the
document
titled
"Deed
of
Assignment"
dated
3
August
2023
between
the
Collateral
Agent,
CCPL
and
Coronado
IV
LLC,
as
governed
by
English
law,
and
as
amended,
restated,
amended
and
restated,
supplemented
or
otherwise
modified from time to time.

" Environment
"
means
ambient
and
indoor
air,
surface
water
and
groundwater
(including
potable water, navigable water
and wetlands), the
land surface or
subsurface strata or
sediment,
and natural resources such as flora or fauna.
" Environmental Laws
" means any and
all laws or other
governmental restrictions, including
the common law and any governmental concessions, grants, franchises or agreements, in each case having the force of law relating to:
(a)
preservation or protection of the Environment;
(b)
the
generation,
manufacture,
use,
labeling,
treatment,
storage,
handling,
or
transportation of pollutants, contaminants, chemicals, or industrial, toxic or hazardous materials,
substances
or
wastes,
or
the
emission,
discharge,
release
or
threatened
release of such materials, substances or wastes into the Environment;
(c)
the U.S.
Surface Mining Control
and Reclamation Act
of 1977,
30 U.S.C.
§§1201 et
seq., as amended;
(d)
the
U.S.
Federal Mine
Safety and
Health
Act of
1977, 30
U.S.C. §§
801
et
seq.,
as
amended;
(e)
human
health as
affected
by exposure
to
hazardous or
toxic
materials substances
or
wastes;
(f)
acid mine drainage; or
(g)
mining operations and activities
to the extent relating
to protection of the Environment
or Reclamation;
provided
that
“Environmental
Laws”
do
not
include
any
laws
relating
to
worker
or
retiree
benefits, including benefits arising out of occupational diseases.
" Environmental Permits " means any and all permits, licenses, registrations, certifications, exemptions and other authorizations
required under any applicable Environmental Law
(including, without limitation, those necessary under any applicable Environmental
Laws for
the construction, maintenance and operation of any coal mine or related processing facilities
or Reclamation).
"
Equity
Interests
"
means Capital
Stock
and
all
warrants, options
or
other
rights
to
acquire
Capital
Stock (but
excluding any
debt
security that
is
convertible into,
or
exchangeable for,
Capital Stock, until such debt security has been converted into Capital Stock).
" ERISA " means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
" ERISA Affiliate
" means any trade or
business (whether or not incorporated) under
common
control with any
of the Obligors
or any of
its Subsidiaries within
the meaning of
Section 414(b)
or (c) of
the Code (and
Sections 414(m) And
(o) of the
Code for purposes
of provisions relating
to Section 412 of the Code).
" ERISA Event
" means:

(a)
a Reportable Event with respect to a Pension Plan;
(b)
a withdrawal
by any
Obligor or
any ERISA
Affiliate from
a Pension
Plan subject
to
Section 4063 of
ERISA during a plan
year in which it
was a substantial employer
(as
defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as
such a withdrawal under Section 4062(e) of ERISA;
(c)
a
complete
or
partial
withdrawal
by
any
Obligor
or
any
ERISA
Affiliate
from
a
Multiemployer Plan
or
notification that
a Multiemployer
Plan is
in
“endangered” or
“critical” status;
(d)
the
filing of
a notice
of intent
to terminate,
the treatment
of
a Plan
amendment as
a
termination
under
Section
4041
or
4041A
of
ERISA,
or
the
commencement
of
proceedings by the PBGC to terminate a Pension Plan or Multiemployer
Plan;
(e)
an event or condition which constitutes grounds under Section 4042 of ERISA for the termination
of,
or
the
appointment
of
a
trustee
to
administer,
any
Pension
Plan
or
Multiemployer Plan;
(f)
the
imposition
of
any
Security
pursuant
to
ERISA
or
the
Code
with
respect
to
any
Pension Plan or any liability under Title IV of ERISA,
other than for PBGC premiums
due but not delinquent under
Section 4007 of ERISA,
upon any Obligor or
any of their
respective ERISA Affiliates; or
(g)
the
failure
to
meet
the
minimum funding
standard
of
Section
412
of
the
Code
with
respect to a Pension Plan or the filing of a request for a waiver of such standards.
" Event of Default
" means any event or circumstance
specified as such in Clause 21
(
Events of
Default ).
" Excluded Account " means:
(a)
any
Deposit
Account,
Securities
Account
or
Commodities
Account
of
any
Obligor
holding at all times less than US$500,000 (or its equivalent);
and
(b)
any other Deposit Account of any Obligor used exclusively to hold funds:
(i)
to be used to pay:
(A)
payroll and
other employee
wage and
benefit payments
to or
for the
benefit of any
Obligor's or any
of its Subsidiaries'
officers, directors or
employees; and/or
(B)
Taxes
(including
sales
Tax)
required
to
be
collected,
remitted
or
withheld by any Obligor or any of its Subsidiaries;
(ii)
being zero balance disbursement accounts, or
(iii)
which any
Obligor or
any of
its Subsidiaries
holds on
behalf of
a third
party
(other
than
any
Affiliate
of
such
Obligor
or
such
Subsidiary)
as
escrow
or
fiduciary for such third party.

" Excluded Assets
" has the meaning
specified in the Security
Agreement and applies
in respect
of the property and assets of a U.S. Obligor only.
" Excluded Equity Interests
" has the meaning specified in the Security Agreement.
" Excluded Swap Obligation
" means, with respect
to any Guarantor, any Hedging Obligations
if, and to the extent that, all or a portion of the guarantee of such
Guarantor of, or the grant by
such
Guarantor
of
a
security
interest
to
secure,
such
Hedging
Obligation
(or
any
guarantee
thereof) is or becomes illegal under the U.S. Commodity Exchange Act or any rule, regulation
or
order of
the
U.S. Commodity
Futures Trading
Commission (or
the
application or
official
interpretation
of
any
thereof)
by
virtue
of
such
Guarantor’s
failure
for
any
reason
not
to
constitute an “eligible contract
participant” as defined in
the U.S. Commodity Exchange
Act at
the
time
the
guarantee
of
such
Guarantor
becomes
effective
with
respect
to
such
related
Hedging Obligation. If a Hedging Obligation arises under a master agreement governing more
than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.
" Excluded Subsidiary
" means
a Subsidiary
of the
Company that
is a
Disregarded Domestic
Person, a CFC or a Subsidiary of a CFC.
Notwithstanding the
foregoing, (x)
no Subsidiary
of the
Company that
is a
direct or
indirect
parent of
a Borrower
or Coronado
Coal Corporation
may be
an Excluded
Subsidiary and
(y)
any Subsidiary that guarantees the Senior Secured Notes or any other Series of
Notes Secured
Debt shall not be an Excluded Subsidiary.
Notwithstanding
anything
hereunder
or
under
any
Finance
Documents,
no
Subsidiary
(x)
formed
or
organized
under
the
laws
of
Australia
(or
successors
thereto)
or
(y)
that
is
a
Subsidiary
of
the
Company
as
of
the
Amendment
and
Restatement
Effective
Date
(or
successors thereto), in
each case, shall
be considered a
CFC or Disregarded
Domestic Person
or be subject to
any Section 956 Limitations, or be
or become owned by any entity
other than
Obligors (such that Lenders are
unable to obtain a 100%
pledge of the Equity Interests
issued
by
such
entities
described
under
clause
(x)
and
clause
(y));
for
purposes
of
the
foregoing,
“ Section 956 Limitation
” means
any exclusion
or limitation
on an
entity providing
guarantees,
pledging its assets,
or engaging in any
repayment or repatriation
transaction or on
the pledge of
Equity Interests issued by such entity,
in each case, as a result of such
entity being considered
a CFC or any adverse tax consequences, cost or impact under Section 956 of the Code.
" Facility
" means
the revolving
credit facility
made available
under this
Agreement as
described
in Clause 2 ( The Facilities ).
"
Facility
Office
"
means
a
Lender's
funding
office
specified
in
Part
II
of
Schedule
1
or
as
otherwise notified by the Lender to the Company as the office or offices through which it will
perform its obligations under this Agreement.
" Fair Market Value
" means,
with respect to
any asset or
property, the
price which could
be
negotiated in an arm’s
length, free market transaction, for cash, between a willing seller and
a

willing and able
buyer, neither of whom
is under undue
pressure or compulsion
to complete the
transaction.
" FATCA
" means:
(a)
sections 1471 to 1474 of the Code or any associated regulations;
(b)
any
treaty,
law
or
regulation
of
any
other
jurisdiction,
or
relating
to
an
intergovernmental agreement
between the
U.S. and
any other
jurisdiction, which
(in
either
case)
facilitates
the
implementation
of
any
law
or
regulation
referred
to
in
paragraph (a) above; or
(c)
any agreement pursuant to the
implementation of any treaty, law or regulation referred
to
in
paragraphs
(a)
or
(b)
above
with
the
U.S.
Internal
Revenue
Service,
the
U.S.
government or any governmental or taxation authority in any other jurisdiction.
"
FATCA
Application Date
" means:
(a)
in relation to a "withholdable
payment" described in section
1473(1)(A)(i) of the Code
(which relates to payments of interest and certain other payments from sources within the U.S.), 1 July 2014; or
(b)
in
relation
to
a
"passthru
payment"
described in
section
1471(d)(7)
of
the
Code
not
falling within
paragraph (a)
above, the
first date
from which
such payment
may become
subject to a deduction or withholding required by FATCA.
"
FATCA
Deduction
"
means
a
deduction
or
withholding
from
a
payment
under
a
Finance
Document required by FATCA.
"
FATCA
Exempt
Party
"
means
a
Party
that
is
entitled
to
receive
payments
free
from
any
FATCA
Deduction.
" Fee Letter
" means
any letter
or letters
dated on
or about
the Amendment
and Restatement
Effective Date between the Original Lender and the Company (or the Agent and the Company
or the Collateral
Agent and the
Company) setting out any
of the fees
referred to in
Clause 11
( Fees ).
" Finance Document " or " Loan Document
" means:
(a)
this Agreement;
(b)
the Collateral Documents;
(c)
each Secured Hedge Agreement;
(d)
each Intercreditor Agreement;
(e)
the Australian Security Trust Deed;
(f)
the Australian Subordination Deed;
(g)
each Compliance Certificate;

(h)
each Borrowing Base Certificate;
(i)
each Utilisation Request;
(j)
each Fee Letter;
(k)
the Rights of Entry;
(l)
the Blocked Account Agreements;
(m)
the Third Amending Deed;
(n)
the Refinancing Coordination Deed;
(o)
any Accession Letter; and
(p)
any other document designated as such by the Agent and the Company.
" Finance Party " means the Agent, the Collateral Agent or a Lender.
"
Financial
Covenant
"
means
each
undertaking
set
out
in
Clauses
19.1(b)
and
19.1(c)
( Financial Covenants
).
" Financial Indebtedness " or " Indebtedness
" means any indebtedness for or in respect of:
(a)
moneys borrowed and any debit balance at any financial institution;
(b)
any amount
raised by
acceptance under
any acceptance
credit, bill
acceptance or
bill
endorsement facility or dematerialised equivalent;
(c)
any amount raised pursuant
to any note
purchase facility or the
issue of bonds, notes,
debentures, loan stock or any similar instrument;
(d)
the amount
of any
liability in
respect of
any lease
or hire
purchase contract
which would,
in accordance with GAAP, be treated as a balance sheet liability;
(e)
receivables sold
or discounted
(other than
any receivables
to the
extent they
are sold
on a non-recourse basis);
(f)
any redeemable shares
where the holder
has the right, or
the right in
certain conditions,
to require redemption;
(g)
any amount raised under any
other transaction (including any
forward sale or purchase
agreement) of a type
not referred to
in any other paragraph
of this definition
having the
commercial effect of a borrowing;
(h)
consideration for the acquisition of assets or
services payable more than 90 days
after
acquisition;
(i)
any derivative transaction entered into in connection with
protection against or benefit
from fluctuation in any rate or price (and,
when calculating the value of any derivative
transaction, only the
marked to market value
(or, if any actual amount
is due as a result

of the
termination or
close-out of
that derivative
transaction, that
amount) shall
be taken
into account);
(j)
any counter-indemnity obligation in
respect of a
guarantee, indemnity,
bond, standby
or documentary
letter of
credit or
any other
instrument issued
by a
bank or
financial
institution
(but excluding
any which
are backed
by cash
collateral, by
the amount
equal
to any such cash collateral);
and
(k)
the amount
of any liability
in respect of
any guarantee
or indemnity
for any of
the items
referred to in paragraphs (a) to (j) above,
but, notwithstanding anything
else in this Agreement,
Financial Indebtedness does
not include:
(i)
any amount raised, or obligations, under the Stanwell Arrangements;
or
(ii)
any
amounts
raised
under
a
prepayment
arrangement whereby
any
amounts
owing
under
such
prepayment
arrangement
will
be
discharged
by
way
of
delivery of Coal.
"
Fixed Rate of
Exchange
" means the
Spot Rate on
the Amendment and
Restatement Effective
Date, as notified by the Agent to the Company and the Original Lender.
" Foreign Excluded Asset
" means (a) Excluded
Equity Interests, and (b) any
asset the pledge
of which would
result in adverse
tax consequences, and in
each case applies
in respect of
the
property and assets of an Obligor that is a Foreign Subsidiary.
" Foreign Subsidiary
" means
any Subsidiary
of the
Company that
is not
a Domestic
Subsidiary.
" GAAP " means generally accepted accounting principles, standards and practices in Australia or the United States of America (as applicable).
" Gearing Ratio
" means, at any time, the ratio, expressed as a percentage, of:
(a)
the Consolidated Net Debt at that time; to
(b)
the aggregate of Consolidated Net Debt and Consolidated Equity, in each case, at that
time.
"
Governmental
Agency
"
or
"
Governmental
Authority
"
means
any
government
or
any
governmental,
semi-governmental
or
judicial
entity
or
authority.
It
also
includes
any
self
regulatory organisation established under statute or any stock exchange.
" Greenbrier Mine
" means the underground bord
and pillar mine and the surface contour
and
highwall mining operations located in the Greenbrier and Nicholas Counties of West Virginia,
in the United States of America.
" Group " means the Company and its Subsidiaries for the time being.
" GST Group " has the same meaning as in the GST Law.

" GST Law
" has
the meaning given
to it
in the
A New Tax
System (Goods
and Services
Tax)
Act 1999
(Cth) or as the context may require, the law relating to goods and services tax in any other jurisdiction.
" Guarantee
"
means
the
guarantee,
undertaking
and
indemnity
given
under
Clause
16
( Guarantee ).
" Guarantor " means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 23 ( Changes to the Obligors ).
" Hazardous Materials
" means any substances,
materials or wastes defined,
listed or regulated
as “hazardous”, “toxic”,
a “pollutant”, or a
“contaminant” (or terms
of similar regulatory
intent
or meaning) under any applicable Environmental Law or that could reasonably be expected to give rise
to liability
under any
applicable Environmental
Law,
including, without
limitation,
asbestos,
polychlorinated
biphenyls,
urea-formaldehyde
insulation,
gasoline
or
petroleum
(including
crude
oil
or
any
fraction
thereof),
explosive
substances,
radioactive
materials
or
wastes, petroleum products,
or any coal
ash, coal combustion
by-products or waste,
boiler slag,
scrubber residue or flue desulphurization residue.
" Head Company " has the meaning specified in the ITAA 1997.
" Hedge Bank
" means any
entity that is
a counterparty to
a Secured Hedge
Agreement which
has
become
a
party
to
this
Agreement
as
a
Hedge
Bank
in
accordance
with
Clause
41
( Designation of Secured Hedge Agreements
).
" Hedging Obligations
" means, with respect
to any Person, any
obligations arising under any
Swap Contract.
" Holding Company
" means, in relation to a person, any
other person in respect of which it is
a Subsidiary.
" Indirect Tax
" means any
goods and services
tax, consumption tax,
value added tax or
any tax
of a similar nature.
" Intellectual Property
" means all intellectual property of every kind
and nature and any other
similar
intangible
rights
throughout
the
world,
including
inventions,
designs,
patents,
copyrights, licenses, trademarks and service marks (including the goodwill connected with the
use thereof and symbolized
thereby), domain names, trade
secrets, confidential or proprietary
technical
and
business
information,
know-how
or
other
confidential
or
proprietary
data
or
information, technology, processes, software and databases, together with any and all:
(a)
rights and privileges arising under applicable law with respect to the foregoing;
(b)
income,
fees,
royalties,
damages,
claims
and
payments
now
or
hereafter
due
and/or
payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof;
(c)
rights to sue for past, present or future infringements thereof;
and
(d)
rights corresponding thereto throughout the world.

"
Intellectual
Property
Security
Agreement
"
means
the
intellectual
property
security
agreement entered into
on 3 August
2023 between the
Company and the
Collateral Agent, as
amended, restated,
amended and
restated, supplemented
or
otherwise modified
from time
to
time.
" Insolvency Proceeding " means, with respect to any Obligor or its Subsidiaries:
(a)
any
voluntary
or
involuntary
case
or
proceeding under
any
Debtor
Relief
Law with
respect to any Obligor or its Subsidiaries;
(b)
any other voluntary
or involuntary
insolvency or
bankruptcy case
or proceeding,
or any
receivership,
liquidation
or
other
similar
case
or
proceeding,
with
respect
to
any
Obligor or its Subsidiaries or its assets;
(c)
any liquidation, dissolution or
winding up of
any Obligor or its
Subsidiary other than
as
permitted
hereunder
and
under
the
Senior
Secured
Notes
Indenture,
whether
voluntary or involuntary and whether or not involving insolvency or bankruptcy;
(d)
any
assignment
for
the
benefit
of
creditors
or
any
other
marshaling
of
assets
or
liabilities of any Obligor or its Subsidiaries;
(e)
an order is made that it be wound up;
(f)
the
appointment
of
a
provisional
liquidator
to
it
and
the
provisional
liquidator
is
required to admit all debts to proof or pay all debts capable of being admitted to proof proportionately;
(g)
it is under administration
or wound up
or has had a
controller appointed to
its property;
(h)
it
is
subject
to
any
arrangement,
assignment,
moratorium
or
composition,
protected
from creditors
under any
statute, or
dissolved (in each
case, other
than to
carry out
a
reconstruction or amalgamation while solvent on terms approved by the Agent);
(i)
entry
by
it
into
a
scheme
of
arrangement
or
deed
of
company
arrangement,
or
any
composition with, or assignment for the benefit of, all or any class of its creditors;
or
(j)
an analogous or equivalent event to any listed above occurs in any jurisdiction.
"
Intercreditor
Agreements
"
means
the
ABL
Intercreditor
Agreement
and
the
Stanwell
Intercreditor Agreement.
" Interest Coverage Ratio " means, with respect to any period, the ratio of:
(a)
Consolidated EBITDA for such period; to
(b)
Consolidated Fixed Charges during such period.
"
Interest
Period
"
means,
in
relation
to
a
Loan,
each
period
determined in
accordance
with
Clause
10
(
Interest
Periods
)
and,
in
relation
to
an
Unpaid
Sum,
each
period
determined
in
accordance with Clause 9.3 ( Default interest ).

" Interest Rate
" shall
be determined
by reference
to the
table below
based on
the Borrowing
Base Ratio as
set out in
the most recent
Borrowing Base Certificate
provided to the
Agent in
accordance with Clause 18.2 (
Provision and contents of
certificates
) (with any change to
take
effect on the first day of the month in which that Borrowing Base Certificate was delivered):
Borrowing Base Ratio Interest Rate (per cent per annum)
Equal to or greater than 100% 9.00
Less than 100% 12.00
" Inventory " means any "Inventory" as defined in either the UCC or PPSA.
" Inventory Value
" means, at any time of determination,
with respect to any Coal Inventory
of
any
of
the
Obligors,
the
actual
production
cost
per
ton
thereof,
based
on
the
“clean
coal
equivalent” thereof.
" Investment
" in any Person
means any direct or indirect
advance, loan (other than
advances to
customers in
the ordinary
course of
business that
are recorded
as accounts
receivable on
the
balance sheet
of
the
lender) or
other
extensions of
credit (including
by
way of
guarantee
or
similar
arrangement)
or
capital
contribution
to
(by
means
of
any
transfer
of
cash
or
other
property to others or any payment for property or services for the account or use of others), or any
purchase
or
acquisition
of
Equity
Interests,
Financial
Indebtedness
or
other
similar
instruments issued by such Person.
If the Company or any
Subsidiary issues, sells or
otherwise
disposes of
any Equity
Interests of
a Person
that is
a Subsidiary
such that,
after giving
effect
thereto,
such
Person
is
no
longer
a
Subsidiary,
any
Investment
by
the
Company
or
any
Subsidiary in
such
Person remaining
after
giving effect
thereto
will
be deemed
to
be
a new
Investment at
such time.
The acquisition by
the Company
or any
Subsidiary of
a Person
that
holds an Investment in a
third Person will be deemed
to be an Investment by
the Company or
such Subsidiary in such third Person at
such time. Except as otherwise provided
for herein, the
amount of an Investment shall be its Fair Market Value at the time the Investment is made and without giving effect to subsequent changes in value.
" Ipso Facto Event " has the meaning given to it in Clause 16.1 ( Guarantee) .
" ITAA 1936 " means the Income Tax Assessment Act 1936
(Cth) of Australia.
" ITAA 1997 " means the Income Tax Assessment Act 1997
(Cth) of Australia.
" Landlord Lien Waiver " means any landlord lien waiver, estoppel, warehouseman waiver or other collateral access or similar letter or agreement.
" Laws " means, as to any Person, collectively, all international, foreign, federal, state and local laws, statutes, treaties,
rules, regulations, ordinances, codes,
and determinations of
arbitrators

or courts
or other Governmental
Authorities, in each
case applicable to
or binding upon
such
Person or any of its property or to which such Person or any of its property is subject.
" Lender " means:
(a)
any Original Lender; and
(b)
any bank, financial institution, trust, fund or other entity which has become a Party as
a "Lender" in accordance with Clause 22 ( Changes to the Lenders ), which in each case has not ceased to be a Party in accordance with the terms of this Agreement.
" Licence "
means
any
present or
future
licence
or
permit
or
agreement to
grant a
licence
or
permit
whether
statutory
or
otherwise
which
allows
a
particular
activity
or
business
to
be
conducted on or
in respect of
the Collateral or
is held by
an Obligor in
relation to that
Obligor’s
business and activities or the ownership or use of the Collateral.
" Loan
" means
a loan
made or
to be
made under
the Facility
or the
principal amount
outstanding
for the time being of that loan.
" Logan Mine
" means the underground
and surface mining operations located in
the Counties
of Boone, Logan, and Wyoming in West
Virginia, in the United States of America.
"
Market
Value
"
means,
with
respect
to
any
Coal
Inventory,
the
fair
market
value
thereof,
determined based
on the
actual selling
price of
coal to
third-parties at
any time
during the
period
following the
last day
of the
financial quarter
(or if
such day
is not
a Business
Day,
the next
Business Day) and prior to the delivery of the Borrowing Base Certificate with respect to such
financial quarter, as
applicable; provided, that if the
aggregate volume of Coal Inventory
sold
at any time during such period is less than the aggregate on-hand volume of Coal Inventory as of
the
date
of
such
Borrowing
Base
Certificate,
the
Market
Value
shall
be
reasonably
determined in good faith by the Obligors consistent with past practices of the Obligors.
" Majority Lenders
" means a Lender or Lenders whose Commitments aggregate at
least 66
2/3
per cent of
the Total
Commitments (or, if
the Total
Commitments have been reduced to
zero,
aggregated at
least 66
2/3
per cent of
the Total Commitments
immediately prior
to the
reduction).
Where a Lender's
Commitment has
been reduced
to zero, but
it has an
outstanding participation
in any
outstanding Utilisations, then
for this
purpose its
Commitment will be
taken to
be the
aggregate amount of its participation.
" Material Adverse Effect " means a material adverse effect on:
(a)
the
business, assets,
operations, property
or condition
(financial or
otherwise) of
the
Company and its Subsidiaries taken as a whole;
(b)
the validity or enforceability
of this Agreement or
any of the other
Finance Documents
or the
rights or
remedies of the
Agent or
any Secured Party
under this
Agreement or
any other Finance Documents;
(c)
the validity, priority or enforceability of
the Security created or
purported to be created
over the Collateral pursuant to the Collateral Documents; or

(d)
the
ability of
the
Obligors
(taken as
a
whole) to
perform their
obligations under
the
Finance Documents.
" Material Fixed Assets " means:
(a)
Material Leased Real Property; and
(b)
Material Owned Real Property.
"
Material Owned
Real Property
" means
any Real
Property consisting
of a
freehold, fee
or
surface estate that an Obligor:
(a)
owns as of the Amendment and Restatement Effective Date; or
(b)
acquires an ownership
interest in after
the Amendment and
Restatement Effective Date
for
the
purpose
of
mining
or
conducting
mining
operations
on
such
Real
Property
(including, without limitation,
extraction of coal and
other minerals and the
processing
and transport thereof)
the fair
value of which,
as of
the date of
acquisition thereof, is
equal
to
or
greater
than
US$5,000,000
(or
its
equivalent)
as
determined
by
the
applicable tax assessor.
" Material Leased Real Property
" means
(a)
as of
the Amendment
and Restatement
Effective Date,
all Real
Property subject
to a
Real Property Lease under which an Obligor is the lessee or tenant; and
(b)
any other Real Property subject to a Real Property Lease that an Obligor enters into or
acquires after the
Amendment and Restatement
Effective Date as
the lessee or
tenant
thereunder for the purpose of
mining or conducting mining
operations on such leased
Real Property (including, without limitation, extraction of coal and other minerals
and
the
processing
and
transport
thereof)
in
respect
of
which
the
coal
royalties
payable
under such Real Property Lease are or would reasonably be expected to be equal to or greater than US$1,500,000 (or its equivalent),
in the aggregate, during the period
from
date of execution of such Real Property Lease to the Termination
Date, as determined
by the Company on the
date of execution of
such Real Property Lease
in its reasonable
judgment;
provided,
however,
that
if
any
Material
Leased
Real
Property
requires
a
consent
from
the
counterparty,
then
the
Obligor
a
party
thereto
shall
use
commercially
reasonable
efforts
to
obtain such
consent. If
such consent
is not
obtained within
120 days,
the Agent
may elect
to
exclude such Real Property Lease from the definition of Material Leased Real
Property.
" Mining Financial Assurances " has the meaning given to the term in Clause 17.23 ( Mining ).
" Month
" means
a period
starting on
one day
in a
calendar month
and ending
on the
numerically
corresponding day in the next calendar month, except that:
(a)
if the numerically
corresponding day
is not a
Business Day, that period
shall end on
the
next Business Day in that calendar month in which
that period is to end if there is one,
or if there is not, on the immediately preceding Business Day; and

(b)
if there is
no numerically
corresponding day in
the calendar month
in which that
period
is to end, that period shall end on the last Business Day in that calendar month.
The above rules will only apply to the last Month of any period.
"
Multiemployer
Plan
"
means
any
employee
benefit
plan
of
the
type
described
in
Section
4001(a)(3) of
ERISA, to
which any
Obligor or
any ERISA Affiliate
makes or
is obligated
to
make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions.
" NCSA
" means the "New
Coal Supply Agreement",
dated 12 July 2019,
between Stanwell and
CCPL, as
amended by
the Stanwell
Deed of
Amendment (No.
1)
and the
Stanwell Deed
of
Amendment (No.
2),
as amended,
restated, replaced,
supplemented or
modified from
time to
time.
" New Lender " has the meaning given to that term in Clause 22 ( Changes to the Lenders ).
" Non-ABL Priority Collateral " has the meaning given to the term “Term Priority Collateral”
in the ABL Intercreditor Agreement.
" Notes Junior Lien Debt " has the meaning given to the term ‘Junior Lien Debt’ in the Senior
Secured Notes Indenture.
"
Notes
Priority
Lien
Debt
"
has
the
meaning
given
to
the
term
‘Priority
Lien
Debt’
in
the
Senior Secured Notes Indenture.
" Notes Obligations
" means any principal, interest (including any interest
accruing subsequent
to the
filing of
a petition
in bankruptcy, reorganization
or similar
proceeding at
the rate
provided
for in
the documentation
with respect
thereto, whether
or not
such interest
an allowed
claim
under
applicable
bankruptcy
or
insolvency
laws,
or
U.S.
federal
or
state
law
or
under
any
foreign
law),
other
monetary
obligations,
penalties,
fees,
indemnifications,
reimbursements
(including
reimbursement
obligations
with
respect
to
letters
of
credit,
bank
guarantees
and
banker’s
acceptances),
damages
and
other
liabilities,
and
guarantees
of
payment
of
such
principal,
interest,
penalties,
fees,
indemnifications,
reimbursements,
damages
and
other
liabilities, payable under the Senior Secured Notes Indenture.
" Obligations " means all advances to, and debts, liabilities and obligations (including, without limitation, interest accruing
after the maturity of
the Loans and interest
accruing after the filing
of any
petition in
bankruptcy, or the
commencement of
any proceeding
under any
Debtor Relief
Law, relating to
the Company or any of its Subsidiaries, whether or not
a claim for post-filing
or
post-petition
interest
is
allowed
in
such
proceeding)
of,
any
Obligor
arising
under
any
Finance
Document
whether
direct
or
indirect
(including
those
acquired
by
assumption),
absolute
or
contingent,
due
or
to
become
due,
now
existing
or
hereafter
arising;
provided,
however,
that the
“Obligations” of
an Obligor
shall exclude
any Excluded
Swap Obligations
with respect to such Obligor.
" Obligor " or " Loan Party " means a Borrower or a Guarantor.
" Organization Documents " means:

(a)
with
respect
to
any
corporation,
the
certificate
or
articles
of
incorporation
and
the
bylaws (or equivalent or
comparable constitutive documents with
respect to any non-
U.S. jurisdiction);
(b)
with respect to any limited liability company;
(i)
the certificate
of articles
of formation
or organization
and operating
agreement;
and
(ii)
with
respect
to
any
limited
liability
company
incorporated
in
Australia,
the
certificate of incorporation and the constitution (if any); and
(c)
with respect to any
partnership, joint venture,
trust or other form
of business entity, the
partnership, joint
venture or
other applicable
agreement of
formation or
organization
and
any
agreement,
instrument,
filing
or
notice
with
respect
thereto
filed
in
connection
with
its
formation
or
organization
with
the
applicable
Governmental
Authority
in
the
jurisdiction
of
its
formation
or
organization
and,
if
applicable, any
certificate or articles of formation or organization of such entity.
"
Original
Financial
Statements
"
means
the
financial
statements
of
the
Company
and
its
Subsidiaries, on
a consolidated
basis, for
the financial
year ending
31 December
2024, delivered
to the Agent and the Lenders prior to the Amendment and Restatement
Effective Date.
" Original Obligor " means an Original Borrower or an Original Guarantor.
"
Original Syndicated
Facility Agreement
" means
the document
titled ‘Syndicated
Facility
Agreement’ dated 8 May 2023 between, among others, Coronado Global Resources Inc., each
Borrower,
each
Guarantor,
the
Collateral
Agent
and
the
Existing
Lender
(as
defined
in
the
Refinancing Coordination Deed), as amended and/or amended and restated prior to the date of the Third Amending Deed.
" Party " means a party to this Agreement.
" PBGC
" means the
Pension Benefit Guaranty
Corporation established pursuant to
Subtitle A
of Title IV of ERISA, or any successor thereto.
" Pension Plan
" means any
“employee pension
benefit plan” (as
such term is
defined in
Section
3(2) of ERISA),
other than a
Multiemployer Plan, that is
subject to Title
IV of ERISA and
is
sponsored or maintained
by any Obligor
or any ERISA
Affiliate or to
which any Obligor
or any
ERISA Affiliate contributes or has an obligation to contribute.
" Perfection Certificate
" means a perfection certificate in the
form approved by the Agent, as
such perfection
certificate may
be amended,
restated, supplemented
or otherwise
modified from
time to time.
" Perfection Certificate Supplement
" means a supplement to the Perfection Certificate in
the
form approved by the Agent.

" Permitted Disposition
" means:
(a)
if the Disposition
is of any
Equity Interests or
assets in any
Subsidiary of
the Company,
other than a Dormant Subsidiary (the “ Relevant Subsidiary
”):
(i)
such Disposition is for cash on arm’s length or better terms;
(ii)
such Disposition is for
no more than 30% of
the total Equity Interests
or assets
in the Relevant Subsidiary;
(iii)
at
all
times
following
such
Disposition,
70%
or
more
of
the
total
Equity
Interests
or
assets
in
the
Relevant
Subsidiary
shall
continue
to
be
directly
legally and
beneficially owned
by a
wholly-owned Subsidiary
of the
Company;
(iv)
the purchaser of the relevant Equity Interests or assets
does not have the right
to purchase
Inventory from
the Relevant
Subsidiary,
the Company
or any
of
its
Subsidiaries at
a price
that is
lower than
the
relevant market
price at
the
applicable time;
(v)
if
the
Relevant
Subsidiary
is
a
Guarantor
prior
to
such
Disposition,
it
shall
remain as a Guarantor following such Disposition;
(vi)
there is
no Default,
Event of
Default or
Review Event
subsisting at
the time
such
Disposition is
made (and
no such
Default,
Event of
Default or
Review
Event would result therefrom); and
(vii)
without limiting paragraph
(vi) above, no Financial
Covenant will be
breached
as a result of such Disposition assuming
that, irrespective of the requirements
of
Clause
19.1
(
Financial
covenants
),
the
Test
Date
or
the
end
of
the
Test
Period for the
Financial Covenant
(as applicable)
is the date
of the Disposition;
(b)
if
the
Disposition
is
made
in
connection
with
a
factoring
or
supply
chain
financing
arrangements,
the
Disposition
is
made
in
connection
with
a
Permitted
Factoring
Arrangement;
(c)
except for any Dispositions made under paragraphs (a) or (b) above, if the Disposition is of assets in any
single transaction or series
of related transactions with
a Fair Market
Value
of
US$10,000,000
(or
its
equivalent)
or
less
(or,
if
the
Disposition
is
of
the
Russell County Project, US$25,000,000 (or its equivalent) or less):
(i)
there is
no Default,
Event of
Default or
Review Event
subsisting at
the time
such
Disposition is
made (and
no such
Default, Event
of Default
or Review
Event would result therefrom); and
(ii)
without limiting paragraph (i) above, no
Financial Covenant will be breached
as a result of such Disposition assuming that,
irrespective of the requirements
of
Clause
19.1
(
Financial
covenants
),
the
Test
Date
or
the
end
of
the
Test
Period for the
Financial Covenant
(as applicable)
is the date
of the Disposition;

(d)
except for any Dispositions made under paragraphs (a) or (b) above, if the Disposition is of assets in any
single transaction or series
of related transactions with
a Fair Market
Value
of
US$10,000,000 (or
its
equivalent)
or more
(or,
if
the
Disposition is
of
the
Russell County Project, US$25,000,000 (or its equivalent) or more):
(i)
the Agent has provided its prior written consent to such Disposition; and
(ii)
the proceeds of such Disposition are used to:
(A)
redeem all or part of the Senior Secured Notes then outstanding; or
(B)
applied
to
purchase
replacement
assets
within
12
months
of
such
Disposition being made;
(e)
notwithstanding any
other provision
in the Finance
Documents,
a Disposition which
is:
(i)
a Disposition of
Inventory in
the ordinary course
of trading,
including pursuant
to the Stanwell Arrangements;
(ii)
a Disposition of any asset by an Obligor to another Obligor;
(iii)
a Disposition of assets in exchange
for other assets comparable or superior as
to type, value and quality;
(iv)
a Disposition
of obsolete
or unserviceable
vehicles, plant
or equipment
or of
any Dormant Subsidiary; or
(v)
a Disposition
of Cash
Equivalents for
cash or
in exchange
for Cash
Equivalents.
" Permitted Distribution
" means any Distribution made where:
(a)
a Default, Event of Default
or Review Event is not
continuing and will not occur as
a
result of such Distribution; and
(b)
the
Distribution
is
expressly
permitted
under
the
terms
of
the
Stanwell
Deed
of
Amendment No. 2.
"
Permitted
Factoring
Arrangement
"
means
any
factoring
arrangement
entered
into
by
an
Obligor,
whereby
such
Obligor
agrees
to
assign
and
sell
from
time
to
time
to
a
financial
institution or
third-party factor its
right, title
and interest
in certain
of its
accounts receivable
(which, for
the avoidance
of doubt,
shall include
any draft
or invoice
sold under
a draft
purchase
agreement or similar supply chain finance arrangement),
which either:
(a)
has been
entered into
and drawn and
utilised by the
Obligor prior to
the Amendment
and Restatement
Effective Date,
as disclosed and
accepted by the
Original Lender in
writing; or
(b)
has been entered into with the prior written consent of the Agent.
" Permitted Financial Indebtedness " means:

(a)
Financial Indebtedness
permitted to
be incurred
pursuant to
Clause 20.16
(
Financial
Indebtedness ); or
(b)
any other Financial Indebtedness consented to in writing by the Agent.
"Permitted Loan" means:
(a)
a loan
or other
accommodation made available
by an
Obligor to
or for
the benefit
of
employees or directors or
officers of an
Obligor to acquire
shares in an
Obligor in an
amount
in
aggregate
for
all
employees
and
directors
for
all
Obligors
not
exceeding
US$5,000,000
(or
its
equivalent)
(except
where
loan
or
other
accommodation
is
prohibited under the laws of incorporation or formation of the relevant Obligor);
(b)
any deposit funds of an Obligor with a bank in the ordinary course of its business;
(c)
any trade credit
not exceeding 180
days provided, or
otherwise accommodated by
an
Obligor for the supply of goods and services on extended terms in the ordinary course of trading; and
(d)
any other accommodation made
by an Obligor to
another Obligor so long
as they are
subordinated in accordance with the terms of the Australian Subordination
Deed.
" Permitted Lien " means, with respect to any Person:
(a)
pledges or deposits by
such Person under worker’s
compensation laws, unemployment
insurance laws
or similar
legislation, or
good faith
deposits in
connection with
bids,
tenders, contracts (other
than for
the payment
of Financial
Indebtedness) or
leases to
which such
Person is
a party,
or deposits
to secure
public or
statutory obligations
of
such Person
or deposits
of cash
or United
States government
bonds to
secure surety,
indemnity, performance or appeal bonds
to which such
Person is a party, or deposits
as
security for contested
Taxes
or import duties
or for the
payment of rent,
in each case
incurred in the ordinary course of business;
(b)
Security imposed by law, such as carriers’, warehousemen’s and mechanics’ Security, in
each
case
for
sums
not
yet
due
or
being
contested
in
good
faith
by
appropriate
proceedings or other Security arising
out of judgments or
awards against such Person
with
respect
to
which such
Person
shall then
be
proceeding with
an appeal
or
other
proceedings for review;
(c)
Security
for
Taxes,
assessments
and
other
governmental
charges
not
yet
subject
to
penalties for
non-payment or
which are
being contested
in good
faith by
appropriate
proceedings; provided, however,
that any reserve
or other appropriate
provision as is
required in conformity with GAAP has been made therefor;
(d)
Security or
deposits (including liens
on cash
deposited) to secure
the performance of
statutory
or
regulatory
obligations
or
of
surety,
appeal,
indemnity
or
performance
bonds, warranty and contractual
requirements, or to
secure the performance of
tenders,
bills
or
contracts
other
obligations
of
a
like
nature
or
letters
of
credit
or
to
secure
reimbursement obligations with respect to letters of credit and bank guarantees issued pursuant to the request of
and for the account of
such Persons in the ordinary
course of
its business, including
those outstanding on
the Amendment
and Restatement
Effective
Date;
provided,
however,
that
such
letters
of
credit
and
bank
guarantees
do
not
constitute Financial Indebtedness;
(e)
minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others
(including, without limitation,
lessors and other
surface owners and
owners
of
other
minerals)
for,
licenses,
rights-of-way,
sewers,
electric
lines,
telegraph
and
telephone lines, mineral development, extraction and transportation, and other similar
purposes,
or
zoning
or
other
restrictions
as
to
the
use
of
real
property,
or
Security
incidental
to
the
conduct
of
the
business
of
such
Person
or
to
the
ownership
of
its
properties,
which
were
not
incurred
in
connection
with
Financial
Indebtedness
and
which do not
in the
aggregate materially adversely
affect the
value of said
properties
or materially impair their use in the operation of the business of such
Person;
(f)
Security
securing
Financial
Indebtedness
incurred
in
accordance
with
Clause
20.16
( Financial Indebtedness
) to finance
the construction, purchase
or lease
of, or repairs,
improvements or additions
to, property,
plant or
equipment of such
Person;
provided
that:
(i)
the Security
may not
extend to
any other
property owned
by such
Person or
any of its
Subsidiaries at
the time the
Security is
incurred (other
than assets
and
property affixed or appurtenant thereto); and
(ii)
the
Financial
Indebtedness
(other
than
any
interest
thereon)
secured
by
the
Security may
not be
incurred more
than 90
days after
the later
of the
acquisition,
completion of construction,
repair, improvement,
addition or commencement
of full operation of the property subject to the Security;
(g)
Security on the Collateral securing:
(i)
the Obligations;
(ii)
so long as such
Security is subject
to the Stanwell
Intercreditor Agreement
and
the ABL Intercreditor Agreement,
Security securing Financial
Indebtedness in
respect of the Senior Secured Notes issued on the
Senior Secured Notes Issue
Date (and any
Financial Indebtedness
in respect of
any Refinance of
the Senior
Secured Notes permitted by the Finance Documents thereof);
(iii)
so long as such
Security is subject
to the Stanwell
Intercreditor Agreement
and
the
ABL
Intercreditor
Agreement,
Security
securing
Financial
Indebtedness
permitted
to
be
incurred
pursuant
to
Clause
20.16(a)(iv)
(
Financial
Indebtedness
); and
(iv)
so long as
such Security is
subject to the
Stanwell Intercreditor
Agreement, the
Stanwell Obligations pursuant to the Stanwell Agreements;

(h)
Security existing on the Amendment and Restatement Effective Date and as disclosed to, and accepted by,
the Original Lender in writing (other
than described in clause (g)
above);
(i)
Security on property
or Equity Interests
of another Person
at the time
such other Person
becomes a Subsidiary of such Person; provided that:
(i)
such Security is not
created or incurred in
connection with or in
contemplation
of such acquisition; and
(ii)
such Security does not extend to
any other property owned by such Person
or
any of
its Subsidiaries
(other than
assets and
property affixed
or appurtenant
thereto); and
(iii)
such Security is released within 90 days after the date of such acquisition;
(j)
Security
on
property at
the
time
such
Person
or
any of
its
Subsidiaries acquires
the
property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided that:
(i)
such Security is not
created or incurred in
connection with or in
contemplation
of such acquisition;
(ii)
such Security does not extend to
any other property owned by such Person
or
any of
its Subsidiaries
(other than
assets and
property affixed
or appurtenant
thereto);
(iii)
such Security is released within 90 days after the date of such acquisition;
(k)
Security securing Financial
Indebtedness or other
obligations of an
Obligor owing to
the Company or an Obligor of the Company;
(l)
Security securing
Hedging Obligations
incurred in
the ordinary course
of business
(and
not for speculative purposes);
(m)
leases and subleases of real property that
do not materially interfere with the ordinary
conduct of the business of the Company or any of its Subsidiaries;
(n)
Security
arising
out
of
conditional
sale,
title
retention,
consignment
or
similar
arrangements for the sale of goods entered into in the ordinary course of business;
(o)
Security to secure any Refinancing
(or successive Refinancings) as a
whole, or in part,
of
any
Financial
Indebtedness
secured
by
any
Security
referred
to
in
paragraph
(h)
above; provided that:
(i)
such new Security
shall be limited
to all or
part of the
same property and
assets
that secured
or,
under the
written agreements
pursuant to
which the
original
Security
arose,
could
secure
the
original
Security
(plus
improvements
and
accessions to, such property or proceeds or distributions thereof); and

(ii)
the
Financial
Indebtedness
secured
by
such
Security
at
such
time
is
not
increased to any amount greater than the sum of:
(A)
the outstanding principal
amount or,
if greater,
committed amount of
the Financial Indebtedness described under
paragraph (h) above at the
time the original Security became a Permitted Lien; and
(B)
an
amount
necessary
to
pay
any
fees
and
expenses,
including
premiums, related
to such
refinancing, refunding,
extension, renewal
or replacement;
(p)
Security
on
equipment
of
the
Company
or
any
Subsidiary
granted
in
the
ordinary
course
of
business
to
clients
on
or
about
the
premises
of
which
such
equipment
is
located;
(q)
judgment and attachment Security
not giving rise to
an Event of Default
and notices of
lis pendens
and associated
rights related
to
litigation that
is
being contested
in
good
faith by appropriate proceedings and for which adequate reserves have been made;
(r)
Security upon specific items of inventory or
other goods and proceeds of such
Person
securing such Person’s
obligations in respect of
banker’s acceptances issues
or credit
for the
account of such
Person to facilitate
the purchase,
shipment or storage
of such
inventory or other goods;
(s)
Security granted
to the
Senior Secured
Notes Trustee
to secure
its compensation and
indemnities pursuant to
the Senior Secured
Notes Indenture; provided
that to the
extent
such Security
is on
ABL Priority
Collateral, such
Security shall
be junior
to the
Security
securing the Obligations and shall be subject to the ABL Intercreditor Agreement;
(t)
any cross charge between
members of a
joint venture over
joint venture assets
securing
obligations
to
contribute
to
that
joint
venture
or
repay
other
joint
venturers
who
contribute to the joint venture in default of the charger doing so;
(u)
Security encumbering customary initial deposits in the ordinary course of business;
(v)
Security
on
cash,
Cash
Equivalents or
other property
arising
in
connection with
the
defeasance, discharge or redemption of Financial Indebtedness;
(w)
Security in favor
of customs
and revenue authorities
arising as
a matter of
law to secure
payment of
customs duties
in connection
with the
importation and
exportation of
goods
in the ordinary course of business;
(x)
Security:
(i)
attaching
to
commodity
trading
accounts
or
other
commodity
brokerage
accounts incurred in the ordinary course of business; and
(ii)
in favor of
banking institutions
arising as
a matter
of law
encumbering deposits
(including
the
right
of
setoff)
and
that
are
within
the
general
parameters
customary in the banking industry;

(y)
any interest or title of
a lessor in the property
subject to any operating
lease (other than
any property that is subject of a Sale/Leaseback Transaction);
(z)
Security
on
any
cash
earnest
money
deposits
made
by
the
Company
or
any
of
its
Subsidiaries in connection
with any letter
of intent or
purchase agreement permitted
by
this Agreement;
(aa)
Security in respect of any Permitted Factoring Arrangement;
(bb)
Security in
respect of
any arrangements
for the
prepayment of
the sale
of Inventory;
provided that (i) the property secured is limited
to the Inventory being sold under such
prepayment
arrangement,
(ii)
the
amount
secured
is
limited
to
the
amount
prepaid
under
such
prepayment
arrangement,
(iii)
if
such
Security
is
to
rank
ahead
of
the
Transaction Security,
the relevant secured party has
entered into a deed
of priority on
terms acceptable
to Agent
(acting reasonably)
and (iv)
the relevant
Obligor ensures
that
such Inventory is separately
identifiable to other Inventory and
is not comingled with
any other Inventory;
and
(cc)
Security securing
obligations the
outstanding principal
amount of
which does
not, taken
together
with
the
outstanding
principal
amount
of
all
other
obligations
secured
by
Security incurred under
this paragraph (cc)
that are at
that time outstanding,
exceed the
greater of US$25,000,000 (or equivalent
thereof) and 1.25% of Consolidated
Tangible
Assets.
" Person " or " person
" includes any
individual, firm, company, limited liability
company, joint-
stock company,
uninconrporated organization,
corporation, government,
state or
agency of
a
state
or
political subdivision
therefore or
any
association, trust,
joint
venture, consortium
or
partnership or other entity (whether or not
having separate legal personality) or two
or more of
them and any
reference to a
particular person or
entity (as so
defined) includes a reference
to
that person's
or entity's
executors, administrators,
successors, substitutes
(including by
novation)
and assigns.
" Plan " means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA)
established by
any Obligor or,
with respect to
any such
plan that
is subject
to Section
412 of
the Code or Title IV of ERISA, by any ERISA Affiliate.
" Pledged Stock " has the meaning specified in Section 1.03 of the Security Agreement.
" Power
"
means
any
right, power,
discretion or
remedy of
a
Finance
Party,
a
receiver
or
an
attorney under any Finance Document or applicable law.
" PPSA ", " PPS Law ", " Australian PPS Law " or " Australian PPS Act " means the Personal
Property Securities Act 2009
(Cth).
" Qualified ECP Guarantor
" means, in respect of any Hedging Obligation,
each Obligor that
has total assets
exceeding US$10,000,000 at
the time such
Hedging Obligation is
incurred or
such
other
person
as
constitutes
an
ECP
under
the
U.S.
Commodity
Exchange
Act
or
any
regulations
promulgated
thereunder
and
can
cause
another
person
to
qualify
as
an
“eligible

contract participant” at such
time by entering into
a keepwell under
Section 1a(18)(A)(v)(II) of
the U.S. Commodity Exchange Act.
" Preferred Stock ", as applied to the Equity Interests of any Person, means Equity Interests of any class or
classes (however designated) which
are preferred as to
the payment of
dividends
or distributions, or as
to the distribution
of assets upon any
voluntary or involuntary
liquidation
or dissolution of such Person, over Equity Interests of any other class of such Person.
" Properties
"
means
the
facilities
and
properties
currently
or
formerly
owned,
leased
or
operated by the Company or any of its Subsidiaries.
" Real Property
" means,
collectively, all right,
title and
interest (including
any leasehold
estate)
in and to
any and all
parcels of or
interests in real
property owned, leased or
operated by any
Person, whether by
lease, license or
other means,
together with, in
each case,
all improvements,
fixtures, easements, hereditaments, permits and appurtenances relating thereto.
"
Real
Property
Lease
"
means
any
mining
tenement,
lease,
license,
letting,
concession,
occupancy agreement, sublease, easement
or right of way to which
any Person is a party and
is
granted a
possessory interest
in or
a right
to use
or occupy
all or
any portion
of the
Real Property
(including, without
limitation, the
right to
extract Coal,
minerals or
any other
resource from
any
portion
of
Real
Property)
and
every
amendment or
modification thereof
including
with
respect to the Obligors.
" Real Property Mortgage " or " Mortgage
"
means:
(a)
each document referred to in Part II and Part III of Schedule 9; and
(b)
any other document designated as such by the Agent and the Company, in each case, as amended,
restated, amended and restated,
supplemented or otherwise modified
from time to time.
" Reclamation
" means
the reclamation
and restoration of
land, water
and any
future, current,
abandoned or former mines, and of
any other Environment affected by such
mines, as required
pursuant to the U.S. Surface Mining Control and
Reclamation Act of 1977, 30 U.S.C. §§1201
et seq., as amended, any other Environmental Law or any Environmental Permit.
" Recognition Certificate " has the meaning given to that term in the Australian Security Trust
Deed.
" Refinance
"
means, in
respect
of
any
Financial
Indebtedness or
any
commitment to
extend
credit
(and the
documents governing
such indebtedness
or commitment
to
extend credit),
to
refinance, amend and restate, extend, renew, supplement, restructure, replace, refund or repay,
or
to
issue
other
Financial
Indebtedness
or
commitment
to
extend
credit
in
exchange
or
replacement
for
such
Financial
Indebtedness, in
whole or
in
part,
whether
with the
same
or
different lenders, arrangers, or agents.
"
Refinancing
Coordination
Deed
"
means
the
document
titled
‘Refinancing
Coordination
Deed’ dated in or about November
2025 between, among others, each Obligor,
the Agent and
the Collateral Agent.

" Related Fund
" in
relation to
a fund
(the "
first fund
"), means
a fund
which is
managed or
advised
by
the
same
investment
manager
or
investment
adviser
as
the
first
fund
or,
if
it
is
managed by
a different
investment manager
or investment
adviser,
a fund
whose investment
manager or investment adviser is an Affiliate of the investment manager or investment adviser
of the first fund.
"
Relevant
Market
"
means
the
Australian
interbank
market
for
bank
accepted
bills
and
negotiable certificates of deposits.
" Repeating Representations
" means
each of
the representations
set out
in Clauses
17.1 to
17.6,
Clause 17.8, Clause 17.11(c)
, Clause 17.12,
Clauses 17.15 to 17.20,
Clause 17.21(b), Clause
17.23, Clause 17.25, Clause 17.27 and Clauses 17.31 to 17.33.
" Reportable Event
" means any
of the events
set forth in
Section 4043(c) of
ERISA, other than
events for which the 30 day notice period has been waived.
" Representative
"
means
any
delegate,
agent,
manager,
administrator,
nominee,
attorney,
trustee or custodian.
" Reserve
"
means
any
“Reserve”
required
by
this
Agreement
including
Australian
Priority
Payables Reserves.
" Resignation Letter
" means
a letter substantially
in the
form set out
in Schedule
6 (
Form of
Resignation Letter ).
"
Responsible
Officer
"
means
the
chief
executive
officer,
president,
chief
financial
officer,
treasurer,
any assistant
treasurer,
any vice
president or
the
controller of
a Person,
or
if
such
person is
a limited
partnership, a
general partner
of such
Person or
such Person’s or
such general
partner’s
manager
or
managing
member,
as
applicable,
or
any
officer
with
substantially
equivalent
responsibilities,
but,
in
any
event,
with
respect
to
financial
matters,
the
chief
financial officer,
the chief executive
officer or
any other officer
with substantially equivalent
responsibilities.
" Restricted Subsidiary " means any Subsidiary of the Company.
" Review Event
" means the
Borrowing Base Undertaking
has not been
complied with on
a Test
Date.
" Rights of Entry
" means a deed in form and substance acceptable to the Agent (acting on the
instructions
of
all
Lenders) between
the
relevant
Obligor,
the
Collateral
Agent
and
/
or
the
Agent and the operator and / or owner of an Acceptable Storage Location.
" Russell County Project " means one or more Dispositions of freehold and leasehold interests in the
mining tenements
(including associated
mining information
and assets)
of the
Russell
County Coal mine located in the state of Virginia.
in the United States.
" Sanctions
" means
economic or financial
sanctions or
trade embargoes imposed,
administered,
or enforced by
(a) the U.S.
government, including those
administered by the
OFAC,
the U.S.
Department of State,
and the U.S.
Department of Commerce, (b)
the United Nations
Security
Council,
(c)
the
European
Union,
(d)
any
European
Union
member
state,
(e)
the
United

Kingdom,
including
His
Majesty’s
Treasury
of
the
United
Kingdom,
(f)
the
Hong
Kong
Monetary Authority or (g) the Australian Department of Foreign Affairs and Trade.
" SEC " means the U.S. Securities and Exchange Commission, or any Governmental Authority
succeeding to any of its principal functions.
" Secured Hedge Agreement " means any Swap Contract permitted under this Agreement that is entered into
by and between an
Obligor and any Hedge
Bank to the
extent as consented by
the Agent (in its absolute discretion) and designated as
such by the Borrowers and such Hedge
Bank
in
writing
to
the
Agent
from
time
to
time
in
each
case
in
accordance
with
Clause
41
( Designation of Secured Hedge Agreements ).
" Secured Party
" means:
(a)
the Agent;
(b)
each Lender;
(c)
the Australian Security Trustee;
(d)
the Collateral Agent;
(e)
each other Beneficiary;
(f)
each Hedge
Bank that
is a
counterparty to
a Secured
Hedge Agreement
with an
Obligor;
and
(g)
beneficiaries of each indemnification obligation undertaken by any Obligor under any
Finance Document.
" Securities Account
" has the meaning specified in the UCC and the PPSA.
" Security
"
or
"
Lien
"
means
any
mortgage,
pledge,
hypothecation,
assignment,
deposit
arrangement, encumbrance,
lien (statutory, judgment,
liens arising
by operation
of law
or other),
charge or preference, priority
or other security
interest or preferential
arrangement in the
nature
of a security interest of any kind or nature whatsoever (including any conditional sale or other title
retention
agreement,
any
easement,
right
of
way
or
other
encumbrance
on
title
to
real
property, and
any financing lease having substantially the
same economic effect as
any of the
foregoing),
including
to
secure
any
obligation
of
any
Person
or
any
other
agreement
or
arrangement having a
similar effect, including
any “security interest”
as defined in
the PPSA
or
the
UCC
and
any
option,
call,
trust
(whether
contractual,
statutory,
deemed,
equitable,
constructive,
resulting
or
otherwise),
UCC
financing
statement
or
other
preferential
arrangement having the
practical effect of
any of the
foregoing, including any right
of set-off
or recoupment.
"
Security
Agreement
"
means
that
certain
“Pledge
and
Security
Agreement”,
dated
as
of
3
August 2023,
by and
among the
Collateral Agent
and each
of the
Obligors party
thereto, as
amended, restated,
amended and
restated, supplemented
or
otherwise modified
from time
to
time.

" Senior Secured Notes "
means 9.250%
senior notes
due 2029
issued by Coronado
Finance Pty
Ltd pursuant to the Senior Secured Notes Indenture.
"
Senior
Secured
Notes
Indenture
"
means
that
certain
Indenture,
dated
as
of
the
Senior
Secured Notes
Issue Date, among
Coronado Finance Pty
Ltd as
issuer, the
Company,
certain
Subsidiaries of
the Company,
as guarantors,
and Wilmington
Trust, National
Association, as
trustee (as amended, restated, supplemented or otherwise modified from time to time) and any supplemental
indenture
or
additional
indenture to
be entered
into
with
respect
to
the
Senior
Secured Notes.
" Senior Secured Notes Issue Date
" means 2 October 2024.
"
Senior Secured Notes
Security Document
" means “Security
Documents” as defined in
the
Senior Secured Notes Indenture.
"
Senior
Secured
Notes
Trustee
"
means
Wilmington
Trust,
National
Association,
in
its
capacity as indenture trustee.
"
Series of Notes
Junior Lien
Debt
" means, severally, each
issue or series
of Notes Junior
Lien
Debt for which a single transfer register is maintained.
"
Series of Notes Priority Lien
Debt
" means, severally,
each issue or series
of Notes Priority
Lien Debt for which a single transfer register is maintained.
"
Series of
Notes Secured
Debt
" means
each Series
of Notes Priority
Lien Debt
and each
Series
of Notes Junior Lien Debt.
" Similar Business
" means
coal production,
coal mining,
coal gasification,
coal liquefaction,
other British thermal unit conversions, coal brokering, coal transportation, mine development, coal supply
contract restructurings,
ash disposal,
environmental remediation,
Reclamation, coal
and coal
bed methane
exploration, production, marketing,
transportation and distribution
and
other related
businesses, and
activities of
the Company
and its
Subsidiaries as
of the
date of
this Agreement and
any business or
activity that is
reasonably similar thereto
or a reasonable
extension, development or
expansion thereof or
ancillary thereto, including
the production or
sale of any
inputs (such as gas
or solar or
wind energy) provided in
respect of coal mining
or
coal production activities.
"
Singapore Deed
of
Assignment
" means
the document titled
"Deed of
Assignment" dated 3
August 2023 between
the Collateral Agent
and CCPL, as
governed by Singapore
law,
and as
amended, restated,
amended and
restated, supplemented
or
otherwise modified
from time
to
time.
" Specified Member of the European Union
" means a member of the European
Union whose
sovereign ratings are at least "AAA" as rated by S&P and at least "Aaa" by
Moody's.
" Spot Rate
" shall mean, on
any day,
with respect to any
currency other than U.S. dollars,
the
rate at
which such
currency may
be exchanged
into U.S.
dollars using
the market
based spot
rate of
exchange in
the Sydney
foreign exchange
market as
reasonably determined
by the
Agent
at or about 11:00 a.m. (Sydney time).

" Stanwell " means Stanwell Corporation Limited (ACN 078 848 674).
" Stanwell Agreements " means:
(a)
the “Stanwell
Amended Coal
Supply Agreement”,
dated 6
November 2009,
between
Stanwell and CCPL,
as amended by
the ACSA Deed
of Amendment, dated
on or about
21 November 2016;
(b)
the “Curragh
Mine -
New Coal
Supply Deed”,
dated 14
August 2018,
between Stanwell
and CCPL;
(c)
the NCSA;
(d)
the “Option
Coal Supply
Agreement”, dated
as of
18 January
2021, by
and between
Stanwell and CCPL;
(e)
the Stanwell Deed of Amendment (No. 1);
(f)
the Stanwell Deed of Amendment (No. 2); and
(g)
any other agreement designated as such by the Agent and the Company, in each case, as amended, restated, replaced, supplemented or modified from time to time.
" Stanwell Arrangements
" means:
(a)
any rebate arrangements
under the
Stanwell Agreements,
including any
release, buyout,
deferral or any transaction of a similar nature of such rebate arrangements;
(b)
any coal prepayment arrangements under the Stanwell Agreements; and
(c)
any deferred consideration under
the Stanwell Agreements in
relation to the
Stanwell
Reserved Area,
in each case, as amended, restated, replaced, supplemented or modified from time to time.
"
Stanwell Deed of Amendment
(No. 1)
" means the "Deed
of Amendment – New
Coal Supply
Agreement (Prepayment
and Rebate
Release)", dated
10 June
2025, between,
among others,
Stanwell and CCPL.
"
Stanwell Deed of Amendment
(No. 2)
" means the “Deed
of Amendment (No. 2)
– Amended
Coal Supply Agreement and New Coal Supply Agreement”
dated in or about November 2025
between, among others, Stanwell and CCPL.
" Stanwell Intercreditor Agreement " or " Stanwell Intercreditor Deed
" means that
“Existing
Arrangements Intercreditor
Deed”, dated
12 May
2021, by
and among
the
Collateral Agent,
Senior
Secured
Notes
Trustee,
Stanwell,
Coronado
Australia
Holdings
Pty
Ltd,
Coronado
Global Resources,
Inc., and
the other parties
from time
to time party
thereto, and acknowledged
by the Company and
the other Obligors,
as supplemented by that
certain Joinder No.
1 dated as
of 3 August
2023, and that
certain Joinder No.
2 dated as
2 October 2024,
as amended, restated,

replaced,
supplemented,
varied,
assigned
or
otherwise
modified
from
time
to
time
in
accordance with this Agreement.
" Stanwell Obligations
" means
all obligations in
connection with the
Stanwell Arrangements
and the Stanwell Agreements (as amended, restated, replaced, supplemented or modified from time to time).
" Stanwell Reserved Area
" means that certain area
adjacent to the Curragh Mine acquired
by
the
Company
on
a
deferred
consideration
basis
and
as
contemplated
by
the
Stanwell
Agreements.
" Subsidiary
" has the meaning given in
the Corporations Act, but as if
body corporate includes
any entity.
" Surface Facilities
" means
the coal
washing and
preparation facilities,
together with
related
structures
and
equipment,
which
provide
coal
washing,
preparation,
storage
and
loadout
services at the Logan Mine, the Buchanan Mine, and the Greenbrier
Mine.
"
Swap
Contract
"
means
any
and
all
rate
swap
transactions,
basis
swaps,
credit
derivative
transactions,
forward
rate
transactions,
commodity
swaps,
commodity
options,
forward
commodity contracts,
equity or
equity index
swaps or
options, bond
or bond
price or
bond index
swaps or
options or
forward bond or
forward bond
price or
forward bond
index transactions,
interest rate
options, forward
foreign exchange
transactions, cap
transactions, floor
transactions,
collar transactions,
currency swap
transactions, cross-currency
rate swap transactions,
currency
options,
spot
contracts,
or
any
other
similar
transactions
or
any
combination
of
any
of
the
foregoing (including any
options to enter
into any of
the foregoing), whether
or not any
such
transaction is governed by or subject to any master agreement, in each case entered into by an
Obligor and any Hedge Bank.
" Swap Termination Value
" means, in
respect of any
one or more
Swap Contracts,
after taking
into account the effect of any valid netting agreement relating to such Swap Contract:
(a)
for
any
date
on
or
after
the
date
such
Swap
Contracts
have
been
closed
out
and
termination
value(s)
determined in
accordance
therewith,
such
termination
value(s),
and
(b)
for any date prior to the date referenced in paragraph (a), the amount(s) determined as the mark-to-market
value(s) for
such Swap
Contracts, as
determined based
upon one
or more mid-market or
other readily available quotations provided
by any recognized
dealer
in
such
Swap
Contracts
(which
may
include
a
Lender
or
any
Affiliate
of
a
Lender).
" TAA " means the Taxation Administration Act 1953
(Cth) of Australia.
" Tax " or " Taxes
" means any tax,
levy, impost, duty or other charge
or withholding of a
similar
nature (including any
penalty or interest
payable in connection with
any failure to
pay or any
delay in paying any of the same).
" Tax Act " means the Income Tax Assessment Act 1936.

" Tax Consolidated Group
" means a Consolidated Group or an
MEC Group, as defined in the
Income Tax Assessment Act 1997.
"
Tax
Deduction
" means a deduction or withholding for or on account of Tax
from a payment
under a Finance Document.
" Termination Date " or " Maturity Date " means the date falling 5 years after the Amendment and Restatement Effective Date.
" Test Date
" means:
(a)
in respect of the Borrowing Base Ratio, each of 31 March, 30 June, 30 September and
31 December of each year; and
(b)
in respect of the Gearing Ratio, each of 30 June and 31 December of each year falling on or after 31 December 2027.
" Test Period
" means, at any time, from and inclusive of 31
December 2027, the most recently
ended period of four
consecutive fiscal quarters of
the Company ended on
or prior to such
time
in respect
of which
financial statements
for each
half year
or fiscal
year in
such period
have
been or are required to be delivered pursuant to Clause 18.1 ( Financial statements ).
"
Third
Amending
Deed
"
means
the
document
titled
‘Third
Amendment
to
the
Syndicated
Facility Agreement’
dated in
or about
November 2025
between each
Obligor,
the Agent
and
the Collateral Agent.
" Threshold Amount
" means US$25,000,000 (or its equivalent).
" Total Commitments " means the aggregate of the Commitments.
"
Transaction
Costs
"
means,
collectively,
the
costs,
fees
and
expenses
payable
by
the
Companies or any of its Subsidiaries in connection with the Facility and the Transactions.
" Transaction Security " means the Security created or expressed to be created in favour of, or held for
the benefit
of, the
Collateral Agent
(including in
its capacity
as
Australian Security
Trustee) pursuant to the Collateral Documents.
" Transactions
"
means,
collectively,
(a)
the
entering
into
by
the
Obligors
of
the
Finance
Documents to which they are a party and (b) the payment of the Transaction Costs.
" Transfer Certificate
" means
a certificate
substantially in
the form
set out
in Schedule
4 (
Form
of Transfer Certificate ) or any other form agreed between the Agent and the Company.
" Transfer Date " means, in relation to an assignment or a transfer, the later of:
(a)
the
proposed
Transfer
Date
specified
in
the
relevant
Assignment
Agreement
or
Transfer Certificate; and
(b)
the date on which the Agent executes the relevant Assignment Agreement or Transfer
Certificate.

" UCC
" means the
Uniform Commercial
Code as
in effect from
time to time
in the State
of New
York,
or if the
perfection or priority of,
or remedies with respect
to, any Security is
governed
by the
Uniform Commercial
Code as
in effect
in a
jurisdiction other
than the
State of
New York,
the Uniform Commercial Code as in effect from time to time in such other jurisdiction.
"
Unbilled US
Account
" means,
on any
date of
determination, each
Account of
the Obligors
for the sale of Coal Inventory sourced from an Obligor’s U.S. mine site which:
(a)
the sale
represented by
such Account
was made
not more
than 30
days prior
to such
date; and
(b)
an invoice has not yet been sent to the applicable Account Debtor with respect to such
Account as at such
date of determination (other than
in the case of
an Account where
the Account Debtor is Pacific Minerals Limited in which case an Account in the form
of a provisional invoice may have been sent).
" Unfunded Pension Liability
" means the excess
of a Pension
Plan’s accrued benefit liabilities
under
Section
4001(a)(16)
of
ERISA,
over
the
current
value
of
that
Pension
Plan’s
assets,
determined
in
accordance
with
the
actuarial
assumptions used
for
funding
the
Pension
Plan
pursuant to Section 412 of the Code for the applicable plan year.
" Unpaid Sum
" means any
sum due and
payable but unpaid
by an Obligor
under the Finance
Documents.
" Unrestricted Cash
" means, as of any date of
determination, the aggregate amount of
cash or
Cash Equivalents of the Obligors that:
(a)
would not appear as
"restricted"
on a consolidated balance
sheet of the Company
and
its Subsidiaries:
or
(b)
would appear
as "restricted"
on a
consolidated balance sheet
of the
Company and
its
Subsidiaries, but
solely in
the case
of this
paragraph (b)
to the
extent such
cash and
Cash Equivalents are restricted in favour of the Agent or any Lender, in each
case of
paragraphs (a)
and (b),
determined in
accordance with
GAAP;
and provided,
further, that:
(c)
such cash is repayable within 30 days after the relevant date of determination;
(d)
repayment of such cash is not contingent on the prior discharge of any other Financial
Indebtedness of any
Obligor or of
any other person
whatsoever or on
the satisfaction
of any other condition;
(e)
such cash is denominated in U.S.
dollars, Australian dollars, English pounds or Euros
and is in hand
or at bank and (in the
latter case) credited to an
account in the name of
an Obligor
with a
bank acceptable to
the Agent
and to
which an
Obligor is
alone (or
together with other Obligors ) beneficially entitled; and
(f)
such
cash
is
freely
and
(except
as
mentioned
in
paragraph
(c)
above)
immediately
available to be applied in repayment or prepayment of the Facility.

" U.S. " means the United States of America.
" U.S. Obligors " or " U.S. Loan Parties
"
means each Obligor that is organized under the laws
of the United States, any state thereof or the District of Columbia.
" Utilisation " or " Credit Extension " means a utilisation of the Facility.
" Utilisation Date
" means the date
of a Utilisation, being
the date on
which the relevant Loan
is to be made.
" Utilisation Request " means a notice substantially in the form set out in Schedule 3 ( Form of
Utilisation Request ).
1.2
Construction
(a)
Unless a contrary indication appears, any reference in this Agreement to:
(i)
the "
Agent ", any " Finance Party ", any " Lender ", any " Obligor ", any " Party ",
the " Collateral Agent " or the " Australian Security Trustee " shall be construed so as
to include
its executors,
administrators, successors,
substitutes (including
by novation) and assigns to, or of, its rights and/or obligations under the Finance
Documents;
(ii)
"
assets
"
includes
present
and
future
properties,
revenues
and
rights
of
every
description;
(iii)
a "
Finance Document
" or
any other
agreement or
instrument is
a reference
to
that Finance
Document or
other agreement
or instrument
as amended,
novated,
supplemented, extended or restated;
(iv)
“
this
Agreement
”
or
to
“
the
date
of
this
Agreement
”
shall
be
construed
to
include the
Third Amending
Deed and
the Amendment
and Restatement
Effective
Date, respectively.
(v)
a "
group of Lenders " includes all the Lenders;
(vi)
"
guarantee
"
means
(other
than
in
Clause
16
(
Guarantee
))
(A)
any
guarantee,
letter
of
credit,
bond,
indemnity
or
similar
assurance
against
loss,
or
(B)
any
obligation,
direct
or
indirect,
actual
or
contingent,
to
purchase
or
assume
any
indebtedness of any person or to make an investment in or
loan to any person or
to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;
(vii)
"
indebtedness
"
or
"
financial indebtedness
"
includes
any
obligation
(whether
incurred
as
principal
or
as
surety)
for
the
payment
or
repayment
of
money,
whether present or future, actual or contingent;
(viii) a " Person ", " person " or " entity
" includes any
individual, firm, company, limited
liability company, joint-stock
company, unincorporated
organization, corporation,
government, state
or agency
of a
state or
political subdivision
therefore or
any
association, trust,
joint venture,
consortium or
partnership or
other entity
(whether

or not
having separate
legal personality)
or two
or more
of them
and any
reference
to a particular
person or entity
(as so defined)
includes a reference
to that person's
or
entity's
executors,
administrators,
successors,
substitutes
(including
by
novation) and assigns;
(ix)
a
"
regulation
"
includes
any
regulation,
rule,
official
directive,
request
or
guideline
(whether
or
not
having
the
force
of
law)
of
any
governmental,
intergovernmental
or
supranational
body,
agency
or
department,
or
of
any
regulatory,
self-regulatory or
other authority
or
organisation,
and if
not
having
the force
of law,
with which
responsible entities
in the
position of
the relevant
Party would normally comply;
(x)
a provision of law
or a regulation is
a reference to that
provision as amended or
re-enacted from time to time;
(xi)
a time of day is a reference to Brisbane time; and
(xii)
the words "
including ", " for example " or " such as
" when
introducing an
example
do not
limit the
meaning of
the words
to which
the example
relates to
that example
or examples of a similar kind.
(b)
The determination of the extent to which a rate is "
for a period equal in length " to an
Interest
Period
shall
disregard
any
inconsistency
arising
from
the
last
day
of
that
Interest Period being determined pursuant to the terms of this Agreement.
(c)
Section, Clause and Schedule headings are for ease of reference only.
(d)
Unless a contrary indication appears, a term used
in any other Finance Document or in
any
notice
given
under
or
in
connection
with
any
Finance
Document
has
the
same
meaning in that Finance Document or notice as in this Agreement.
(e)
A Default
(other than
an Event
of Default) or
Review Event is
"
continuing
" if
it has
not
been
remedied
to
the
satisfaction
of
the
Majority
Lenders
acting
reasonably
or
waived
and
an
Event
of
Default
is
"continuing"
if
it
has
not
been
remedied
to
the
satisfaction of the Majority Lenders acting reasonably or waived.
(f)
“
$ ”, " US$ ", " USD " and " U.S. dollars " denote the lawful currency of the United States of America.
(g)
"
A$ ", " AUD " and " Australian dollars " denote the lawful currency of Australia.
(h)
"
Euros " denote the lawful currency of the European Union.
(i)
"
English pounds " denote the lawful currency of the United Kingdom.
(j)
For all purposes under
the Finance Documents, in
connection with any division
or plan
of
division
under
Delaware
law
(or
any
comparable
event
under
a
different
jurisdiction’s
laws)
or
any
creation
of,
or
allocation
or
transfer
of
assets,
rights,
obligations
or
liabilities
to,
a
series
under
Delaware
law
(or
any
comparable
Person
under a different jurisdiction’s laws):

(i)
if any asset,
right, obligation or
liability of any
Person becomes the
asset, right,
obligation or liability of a different
Person, then it shall be deemed to
have been
transferred from the original Person to the subsequent Person, and
(ii)
if any new
Person comes
into existence,
such new
Person shall
be deemed
to have
been
organized
on
the
first
date
of
its
existence
by
the
holders
of
its
Equity
Interests at such time.
(k)
Each Party agrees that for the purposes of each Finance Document any reference:
(i)
to
the
‘Facility
Agreement’
or
the
‘Credit
Agreement’
is
a
reference
to
such
document as amended, novated, supplemented, extended or restated;
(ii)
to ‘Section 1.02
(
Other Interpretative
Provisions
) of the
Facility Agreement’ in
any Finance Document is to be construed as a reference to this clause 1.2;
(iii)
to
‘Section
5.11
of
the
Credit
Agreement’
in
any
Finance
Document
is
to
be
construed as a reference to clause 17.24 ( Insurance ) of this Agreement;
(iv)
to
‘Section
6.16
of
the
Credit
Agreement’
in
any
Finance
Document
is
to
be
construed
as
a
reference
to
clause
20.4
(
Composition
of
Obligors
)
of
this
Agreement;
(v)
to
‘Section
7.01
of
the
Credit
Agreement’
in
any
Finance
Document
is
to
be
construed as a reference to clause 20.8 ( Negative Pledge ) of this Agreement;
(vi)
to
‘Section
8.02(a)(ii)
(Remedies
Upon
Event
of
Default)
of
the
Facility
Agreement’ in any Finance Document is to be construed as a reference to clause
21.13 ( Acceleration
) of this Agreement;
(vii)
to
‘Article
9
of
the
Credit
Agreement’
or
‘Article
9
of
the
ABL
Facility
Agreement’ in any Finance Document is to be construed as a reference to clause
24 ( Role of Agent ) of this Agreement;
(viii) to
‘Article
10
of
the
Credit
Agreement’
in
any
Finance
Document
is
to
be
construed as a reference to clause 16 ( Guarantee ) of this Agreement;
(ix)
to
‘Section
11.01
of
the
Credit
Agreement’ in
any
Finance
Document is
to
be
construed
as
a
reference
to
clause
34
(
Amendments
and
Waivers
)
of
this
Agreement;
(x)
to
‘Section
11.03
of
the
Credit
Agreement’ in
any
Finance
Document is
to
be
construed as a reference to clause 30 ( Notices
) of this Agreement;
(xi)
to
‘Section
11.05
of
the
Credit
Agreement’ in
any
Finance
Document is
to
be
construed as
a reference
to clauses
13.2 (
Other indemnities ),13.3 ( Indemnity to
the Agent ) and clause 15 ( Costs and Expenses ) of this Agreement; and
(xii)
to ‘Section 11.05(a) of
the Credit Agreement’ in any Finance Document is to
be
construed as a reference to clause 15 ( Costs and Expenses ) of this Agreement.”

(l)
Each Party agrees that
for the purposes of
each Real Property Mortgage referred
to in
Part III of Schedule 9:
(i)
a
reference
to
‘Section
11.02
of
the
Credit
Agreement’
is
to
be
construed
as
reference to clause 30 ( Notices
) of this Agreement;
and
(ii)
a
reference to
Section 8.02(o)
of the
Credit Agreement
is
to
be construed
as
a
reference to Section 4.01(d) of the Security Agreement.
1.3
Limitation on liability of trustee Lenders
Any limitation of liability conforming to the requirements of Schedule 4
(
Form of Transfer
Certificate ) contained in a Transfer Certificate or in an Assignment Agreement signed by a Lender which is a trustee of a fund will apply in respect of that Lender as if incorporated in this Agreement.
1.4
Collateral Agent and Australian Security Trustee
(a)
The Collateral Agent enters into this Agreement as collateral agent appointed pursuant
to Clause 25 ( Role and appointment of the Collateral Agent ) and also in its capacity as
Australian Security Trustee appointed pursuant to
the Australian Security Trust
Deed.
Clause
3.14
(
Security
Trustee
limitation
of
liability
to
non-Beneficiaries
)
of
the
Australian Security
Trust Deed
applies to
this Agreement
as if
it was
fully set
out in
this Agreement
and as
if references
in it
to "the
Security Trustee"
were references
to
"the Collateral Agent".
(b)
Unless the context
otherwise requires, a
reference in this
Agreement to the
Collateral
Agent
includes
the
Collateral
Agent
in
its
capacity
as
collateral
agent
appointed
pursuant to
Clause 25
(
Role and
appointment of
the Collateral
Agent
) and
also in
its
capacity as Australian Security Trustee.
1.5
Obligors' agent
(a)
All communications
and notices
under the
Finance Documents
to and
from the
Obligors
may
be
given
to
or
by
the
Company
and
each
Obligor
irrevocably
authorises
each
Finance Party to give those communications to the Company.
(b)
Each Obligor (other than
the Company) irrevocably
appoints the Company
to act on its
behalf
as
its
agent
in
connection
with
the
Finance
Documents
and
irrevocably
authorises the Company on its behalf to:
(i)
supply
all
information
relating
to
itself
as
contemplated
by
any
Finance
Document to any Finance Party;
(ii)
give
and
receive
all
communications
and
notices
(including
any
Utilisation
Request) and instructions under the Finance Documents; and
(iii)
agree
to
and
sign
all
documents
under
or
in
connection
with
the
Finance
Documents
(including
any
amendment,
novation,
supplement,
extension
or
restatement of or
to any Finance
Document) without further reference
to, or the
consent of, that Obligor.

(c)
An Obligor
shall be
bound by
any act
of the
Company under
this Clause
1.5 irrespective
of whether the Obligor
knew about it or
whether it occurred before
the Obligor became
an Obligor under any Finance Document.
(d)
To
the extent
that there
is any
conflict between
any communication
or notice
by the
Company on behalf
of an Obligor and
any other Obligor,
those of the
Company shall
prevail.
1.6
Australian Code of Banking Practice
The parties acknowledge and agree that the Code of Banking Practice of the Australian Bankers’
Association (as updated from time to time) does not apply to the Finance
Documents or the
Transactions.
1.7
Intercreditor Agreements
(a)
Each Lender
understands, acknowledges
and agrees
that Security
shall be
created on
the Collateral
pursuant to
the Finance
Documents, which
Security shall
be subject
to
terms, conditions and priorities set forth in the Intercreditor Agreements.
(b)
Pursuant to the terms of the ABL Intercreditor Agreement, in the event of any conflict between
the
terms
of
the
ABL
Intercreditor
Agreement
and
any
of
the
Finance
Documents,
the
provisions
of
the
ABL
Intercreditor
Agreement
shall
govern
and
control.
(c)
Pursuant
to
the
terms
of
the
Stanwell
Intercreditor
Agreement,
in
the
event
of
any
conflict
between
the
terms
of
the
Stanwell
Intercreditor
Agreement
and
any
of
the
Finance
Documents,
the
provisions
of
the
Stanwell
Intercreditor
Agreement
shall
govern and control.
(d)
Each Lender authorizes and instructs the Agent and the
Collateral Agent (including in
its
capacity
as
the
Australian
Security
Trustee)
to
enter
into
the
ABL
Intercreditor
Agreement and the Stanwell Intercreditor Agreement on behalf of the Lenders, and to
take
all
actions
(and
execute all
documents) required
(or
deemed advisable)
by it
in
accordance
with
the
terms
of
the
ABL
Intercreditor
Agreement
or
the
Stanwell
Intercreditor Agreement.
1.8
Exchange Rates; Currency Equivalents
Except for the purpose of financial statements delivered by Obligors pursuant to this Agreement or
except as otherwise provided under this Agreement (but, for the avoidance of doubt, including for the
purposes of calculating financial ratios under this Agreement, for the purposes of Clause 20 (
General
Undertakings
) (and any definitions referred to therein) and for calculating the Threshold
Amount), the
applicable amount of any currency (other than U.S. dollars) for the purposes of the Finance
Documents (including for the purposes of making any calculation or distribution under the Finance
Documents) shall be such Dollar Equivalent amount as determined by the Agent in accordance with
this Agreement.
No Default or Event of Default shall arise as a result of any limitation or threshold
set forth in U.S. dollars in Clause 20 ( General Undertakings ) (and any definitions referred to therein)
or the Threshold Amount being exceeded solely as a result of changes in currency exchange rates

between the date on which the relevant amount is due to be calculated in accordance with the terms of
the Finance Documents and the actual date of determination of the
Dollar Equivalent that amount.
SECTION 2
THE FACILITIES
2.
THE FACILITIES
2.1
The Facilities
Subject to the terms of this Agreement, the Lenders make available to the Borrowers an Australian
dollar revolving credit facility in an aggregate amount equal to the Total Commitments.
2.2
Finance Parties' rights and obligations
(a)
The
obligations
of
each
Finance
Party
under
the
Finance
Documents
are
several.
Failure by
a Finance
Party to
perform its
obligations under
the Finance
Documents does
not affect the obligations
of any other
Party under the
Finance Documents.
No Finance
Party is
responsible for
the obligations
of any
other Finance
Party under
the Finance
Documents.
(b)
The rights of
each Finance Party
under or in
connection with the
Finance Documents
are separate and independent rights and
any debt arising under the Finance Documents
to
a
Finance Party
from an
Obligor is
a separate
and independent
debt in
respect
of
which
a
Finance
Party
shall
be
entitled
to
enforce
its
rights
in
accordance
with
paragraph (c) below.
The rights of each Finance Party
include any debt owing to
that
Finance Party under
the Finance Documents
and for the
avoidance of doubt,
any part
of
a Utilisation
or
any other
amount owed
by an
Obligor which
relates to
a Finance
Party's participation in
the Facility or
its role under
a Finance Document
(including any
such amount payable to
the Agent on its
behalf) is a debt
owing to that Finance
Party
by that Obligor.
(c)
A
Finance
Party
may,
except
as
specifically
provided
in
the
Finance
Documents,
separately enforce its rights under or in connection with the Finance Documents.
3.
PURPOSE
3.1
Purpose
Each Borrower shall apply all amounts borrowed by it under the Facility towards:
(a)
repayment of all amounts owing under the Original Syndicated Facility
Agreement;
(b)
funding working capital needs and other general corporate purposes of CCPL;
and
(c)
any other purposes agreed between the Company and the Agent.
3.2
Monitoring
No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to
this Agreement.

4.
CONDITIONS OF UTILISATION
4.1
Initial conditions precedent
No Borrower may deliver a Utilisation Request unless the Agent has received all of the documents
and other evidence listed in Part I of Schedule 2 ( Conditions Precedent ) in form and substance satisfactory to the Agent acting on the instructions of all Lenders.
The Agent shall notify the
Company and the Lenders promptly upon being so satisfied.
4.2
Further conditions precedent
The Lenders will only be obliged to comply with Clause 5.4 ( Lenders' participation ) if on the date of the Utilisation Request and on the proposed Utilisation Date:
(a)
no Event of Default or
Review Event is continuing or would
result from the proposed
Utilisation;
(b)
the Original
Lender is
satisfied (acting
reasonably) that
the Obligors
are able
to perform
the Stanwell Obligations from the Utilisation Date;
(c)
the
Lenders
are
satisfied
that
the
aggregate
of
all
amounts
outstanding
under
this
Agreement following
the proposed
Utilisation will
not exceed
the ABL
Debt Cap
as
calculated in accordance with the terms of the Senior
Secured Notes Indenture (which,
for the avoidance
of doubt,
sees such calculation
made on
a pro forma
basis by
the book
value set forth on the consolidated balance sheet of the Company for the most recently
ended full fiscal quarter for which financial statements are available);
(d)
the
Repeating
Representations
to
be
made
by
each
Obligor
are
true
in
all
material
respects and not misleading; and
(e)
the
Borrowers
have
delivered
a
Borrowing
Base
Certificate
demonstrating
that
the
Borrowing Base Undertaking will be complied with after such proposed Utilisation.

SECTION 3
UTILISATION
5.
UTILISATION - LOANS
5.1
Delivery of a Utilisation Request for a Loan
A Borrower may utilise the Facility by delivery to the Agent of a duly completed Utilisation Request
not later than 11:00 a.m. 5 Business Days prior to the proposed Utilisation Date.
5.2
Completion of a Utilisation Request for Loans
(a)
Each Utilisation Request for
a Loan is
irrevocable and will not
be regarded as
having
been duly completed unless:
(i)
the proposed
Utilisation Date
is a
Business Day
within the
Availability
Period;
and
(ii)
the currency
and amount
of the Utilisation
comply with
Clause 5.3
(
Currency and
amount ).
(b)
Only one Loan may be requested in each Utilisation Request.
5.3
Currency and amount
(a)
The currency specified in a Utilisation Request must be Australian dollars.
(b)
The
amount
of
the
proposed
Loan
must
be
an
amount
which
is
not
more
than
the
Available
Facility
and
must
be
a
minimum
of
A$775,000
or,
if
less,
the
Available
Facility.
(c)
The Original Lender may agree in its absolute discretion to fund a portion of the Loan subject to the initial
Utilisation Request in U.S.
dollars ("
Relevant Portion "), in which
case:
(i)
the funded amount in U.S. dollars of the Relevant Portion shall be the amount as determined by the Original Lender using any
market based spot rate of exchange
as determined by the Original Lender;
(ii)
despite such
Relevant Portion
being funded
in
U.S. dollars,
the Obligors
agree
and
acknowledge
that
such
amounts
are
required
to
be
repaid
to
the
Agent
in
Australian dollars in accordance with this Agreement; and
(iii)
the relevant Loan shall be expressed solely in Australian dollars for the purposes
of this Agreement.
5.4
Lenders' participation
(a)
If the conditions set
out in this Agreement
have been met, each
Lender shall make its
participation in each Loan available by the Utilisation Date through its Facility
Office.
(b)
The amount of each Lender's
participation in each Loan will be
equal to the proportion
borne
by
its
Available
Commitment
to
the
Available
Facility
immediately
prior
to
making the Loan.

5.5
Cancellation of Commitment
The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the
Availability Period.

SECTION 4
REPAYMENT,
PREPAYMENT
AND CANCELLATION
6.
REPAYMENT
6.1
Repayment of Loans
Each Borrower which has drawn a Loan shall repay it on the Termination Date along with all other amounts outstanding under the Finance Documents.
7.
PREPAYMENT
AND CANCELLATION
7.1
Illegality
If, in any applicable jurisdiction, it becomes unlawful (or impossible as a result of a change in law or
regulation) for any Lender to perform any of its obligations as contemplated by this Agreement or to
fund or maintain its participation in any Utilisation:
(a)
that Lender shall promptly notify the Agent upon becoming aware of that event;
(b)
upon the
Agent notifying
the Company,
each Available
Commitment of
that Lender
will be immediately cancelled; and
(c)
each Borrower
shall repay
that Lender's
participation in
the Utilisations
made to
that
Borrower on the last
day of the Interest
Period for each Utilisation occurring
after the
Agent has
notified the Company
or, if
earlier, the
date specified by
the Lender
in the
notice delivered to the Agent
(being no earlier than the
last day of any applicable
grace
period
permitted
by
law)
and
that
Lender's
corresponding
Commitment(s)
shall
be
immediately cancelled in the amount of the participations repaid.
7.2
Review Event
(a)
If a Review Event occurs:
(i)
the Agent (as instructed
by the Lenders) may, by written
notice to the Borrowers,
require the Borrowers to promptly meet and consult in
good faith with the Agent
and the Lenders for
a period of
10 Business Days commencing from
the date of
such written request (the “ Review Period ”) to determine whether the Borrowing
Base
Undertaking
will
be
satisfied
on
the
next
Test
Date
falling
after
the
occurrence of the Review Event (“ Subsequent Test Date
”);
and
(ii)
if at the end of the Review Period specified in paragraph (i) above (regardless of whether such meeting or
consultation specified in paragraph (i)
above occurs or
not), the
Lenders
(acting reasonably)
are not
satisfied that
the
Borrowing Base
Undertaking will be
satisfied on
the Subsequent
Test
Date, then
the Agent may
by
written
notice
to
the
Company
and
the
Borrowers
(“
Prepayment
Notice
”)
require
the
Company
and
the
Borrowers
to
prepay
outstanding
Loans
in
an
aggregate
amount
sufficient
to
cure
the
failure
to
comply
with
the
Borrowing
Base
Undertaking
(the
“
Review
Event
Cure
Amount
”)
such
that
when
the
Borrowing
Base
Undertaking
is
recalculated
(by
reducing
the
principal
of
the
Loans by the Review Event Cure Amount), the Company and the Borrowers are
then in compliance with Borrowing Base Undertaking.

(b)
If:
(i)
after
the
Review
Period
the
Lenders
are
satisfied
that
the
Borrowing
Base
Undertaking will be satisfied on the Subsequent Test Date; or
(ii)
the condition in paragraph (a)(ii) is satisfied,
the
Review
Event
will
be
deemed
to
be
waived
or
remedied
(as
applicable)
and
no
longer continuing for the purposes of the Finance Documents.
For the purpose of this clause:
“
Prepayment
Period
”
means
20
Business
Days
from
the
date
of
the
notice
referred
to
in
paragraph (b) above.
7.3
Voluntary cancellation
The Company may, if it gives the Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount
ofA$775,000)
of an Available Facility.
Any cancellation under this Clause 7.3 shall reduce the
Commitments of the Lenders rateably under that Facility.
7.4
Voluntary prepayment of Loans
A Borrower to which a Loan has been made may, if it gives the Agent not less than five Business
Days' (or such shorter period as the Majority Lenders may agree)
prior notice, prepay the whole or
any part of any Loan (but, if in part, being an amount that reduces the amount of the Loan by a
minimum amount of A$775,000).
7.5
Mandatory prepayment – Change of Control Prepayment Event
(a)
If a Change of Control Prepayment Event occurs, the Borrowers shall promptly notify the Agent upon becoming aware of such event.
(b)
If
a
Change
of
Control
Prepayment
Event
occurs,
each
Lender
shall
be
entitled
to
require, by
written notice
to the Borrowers,
that on
or before
the date
that is
10 Business
Days from the date such notice is given by the Lender,
that:
(i)
all amounts arising under
the Finance Documents
that are owed or
outstanding or
otherwise payable by
the Obligors to
that Lender
will become immediately
due
and
payable,
and
the
Borrowers
will
immediately
prepay
or
procure
the
prepayment of
all such
amounts (including
all accrued
interest, fees,
expenses and
other amounts
due and/or
payable under
the Finance
Documents), including
all
Loans provided by that Lender; and
(ii)
the undrawn Available Facility of that Lender will be cancelled and such Lender shall
have
no
obligation
to
participate
in
further
Loans
requested
under
this
Agreement.
(c)
For the avoidance
of doubt,
the Collateral Agent
(including in
its capacity as
Australian
Security Trustee)
shall not
be required
to release
any Collateral
in connection
with a

Change
of
Control
Prepayment
Event
until
such
all
amounts
that
are
required
to
be
prepaid pursuant to this paragraph (a) above have been received by the Agent.
8.
RESTRICTIONS
8.1
Notices of cancellation or prepayment
Any notice of cancellation, prepayment, authorisation or other election given by any Party under
Clause 7 ( Prepayment and Cancellation ) shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment
is to be made and the amount of that cancellation or prepayment.
8.2
Interest and other amounts
Any prepayment under this Agreement shall be made together with accrued interest on the amount
prepaid and without premium or penalty.
8.3
Reborrowing
Unless a contrary indication appears in this Agreement, any part of the
Facility which is prepaid or
repaid may be reborrowed.
8.4
Prepayments in accordance with Agreement
The Borrowers shall not repay or prepay all or any part of the Utilisations or cancel all or any part of
the Commitments except at the times and in the manner expressly provided for in this Agreement.
8.5
No reinstatement of Commitments
No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.
8.6
Agent's receipt of notices
If the Agent receives a notice under Clause 7 ( Prepayment and Cancellation ) it shall promptly forward a copy of that notice to either the Company or the affected Lender, as appropriate.
8.7
Effect of repayment and prepayment on Commitments
If all or part of any Lender's participation in a Utilisation under the Facility is repaid or prepaid and is
not available for redrawing (other than by operation of Clause 4.2 ( Further conditions precedent )), an amount of the Lender's Commitment (equal to the amount of the participation which is repaid or
prepaid) in respect of the Facility will be deemed to be cancelled on the date of repayment or
prepayment.
8.8
Application of prepayments
Any prepayment of a Utilisation pursuant to Clause 7.2 ( Review Event ), Clause 7.4 ( Voluntary
prepayment of Loans ) or Clause 7.5 ( Mandatory prepayment – Change of Control Prepayment Event )
shall be applied pro rata to each Lender's participation in that Utilisation.
SECTION 5
COSTS OF UTILISATION

9.
INTEREST
9.1
Calculation of interest
The rate of interest on each Loan for each Interest Period is the Interest Rate.
9.2
Payment of interest
The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day
of each Interest Period.
9.3
Default interest
(a)
If an
Obligor fails to
pay any amount
payable by it
under a
Finance Document on
its
due date, interest shall accrue on
the overdue amount from the due
date up to the date
of actual payment (both before and after judgment) at a rate of 15 per cent per annum.
Any interest
accruing under
this Clause
9.3 shall
be immediately
payable by
the Obligor
on demand by the Agent.
(b)
If any
overdue amount
consists of
all or
part of
a Loan
which became
due on
a day
which was not the last day of an Interest Period relating to that Loan:
(i)
the first Interest Period
for that overdue amount
shall have a duration
equal to the
unexpired portion of the current Interest Period relating to that Loan; and
(ii)
the rate of
interest applying
to the overdue
amount during
that first Interest
Period
shall be 15 per cent per annum.
(c)
Default interest (if unpaid) arising
on an overdue amount will
be compounded with the
overdue amount
at the
end of
each Interest
Period applicable
to that
overdue amount
but will remain immediately due and payable.
9.4
Notification of rates of interest
The Agent shall promptly notify the relevant Lenders and the relevant Borrower of the determination
of a rate of interest under this Agreement.
10.
INTEREST PERIODS
10.1
Interest Periods
(a)
Each Interest Period will be:
(i)
in respect of
the first
Interest Period
for each Loan,
the period
from the Utilisation
Date of such Loan until the last Business Day of
the calendar month which such
Loan was utilized; and
(ii)
in all other cases, one Month.
(b)
An Interest Period for a Loan shall
not extend beyond the Termination Date applicable
to its Facility.
(c)
Each Interest Period for a
Loan shall start on the
Utilisation Date or (if already made)
on the last day of its preceding Interest Period.

10.2
Non-Business Days
If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding
Business Day (if there is not).
11.
FEES
11.1
Agency fee
The Company shall pay to the Agent (for its own account) an agency fee in the amount and at the
times agreed in a Fee Letter.
11.2
Collateral Agent fee
The Company shall pay to the Collateral Agent (for its own account) a fee in the amount and at the
times agreed in a Fee Letter.
SECTION 6
ADDITIONAL PAYMENT
OBLIGATIONS
12.
TAX GROSS-UP AND INDEMNITIES
12.1
Definitions
(a)
In this Clause 12:
" Protected Party
" means a
Finance Party which
is or will
be subject to
any liability,
or required to
make any payment,
for or on
account of Tax in relation
to a sum
received
or receivable (or any sum
deemed for the purposes
of Tax to be received or receivable)
under a Finance Document.
" Tax Credit " means a credit against, relief or remission for, or repayment of any Tax.
"
Tax
Payment
"
means
either
the
increase
in
a
payment
made
by
an
Obligor
to
a
Finance Party under Clause 12.2 (
Tax
gross-up
) or a payment under
Clause 12.3 (
Tax
indemnity ).
12.2
Tax gross
-up
(a)
Each Obligor shall make
all payments to be made
by it under the
Finance Documents
without any Tax Deduction unless such Tax Deduction is required by law.
(b)
The Company or a Finance Party
shall promptly upon becoming aware
that an Obligor
must make a Tax Deduction (or
that there is any
change in the
rate or the basis
of a Tax
Deduction) notify the Agent accordingly.
If the Agent receives such notification from
a Lender it shall notify the Company and that Obligor.
(c)
If a Tax
Deduction is required by law to be made by an Obligor except in relation to a
Tax described in Clause 12.3(b)(i)
or 12.3(b)(ii) (
Tax indemnity ), the Obligor shall pay
an
additional
amount
together
with
the
payment
so
that,
after
making
any
Tax
Deduction, the
Finance Party
receives an
amount equal
to the
payment which
would
have been due if no Tax Deduction had been required.

(d)
If an
Obligor is
required to
make a
Tax
Deduction, that
Obligor shall
make that
Tax
Deduction and any payment
required in connection with
that Tax Deduction within the
time allowed and in the minimum amount required by law.
(e)
Within
thirty
days
of
making
either
a
Tax
Deduction
or
any
payment
required
in
connection
with
that
Tax
Deduction,
the
Obligor
making
that
Tax
Deduction
shall
deliver to the Agent for
the Finance Party entitled to the
payment evidence satisfactory
to that Finance Party,
acting reasonably,
that the Tax
Deduction has been made or
(as
applicable) any appropriate payment paid to the relevant taxing authority.
12.3
Tax indemnity
(a)
The
Company
shall
(within three
Business
Days
of
demand
by
the
Agent)
pay
to
a
Protected Party an amount equal to the
loss, liability or cost which that Protected
Party
determines will be or has
been (directly or indirectly)
suffered for or on account
of Tax
by that Protected
Party in respect of
a Finance Document or
a transaction or
payment
under it.
(b)
Paragraph (a) shall not apply:
(i)
with respect to any Tax
assessed on a Finance Party if that Tax
is imposed on or
calculated by reference to
the net income received
or receivable (but not
any sum
deemed to be received or receivable) by that Finance Party:
(A)
under the law
of the jurisdiction
in which that
Finance Party is
incorporated
or, if different, the
jurisdiction (or
jurisdictions) in which
that Finance Party
is treated as resident for tax purposes; or
(B)
under
the
law
of
the
jurisdiction
in
which
that
Finance
Party's
Facility
Office
is
located
in
respect
of
amounts
received
or
receivable
in
that
jurisdiction; or
(ii)
with respect to Australian Withholding Tax; or
(iii)
to the extent the relevant loss, liability or cost:
(A)
is compensated for by an increased
payment under Clause 12.2 (
Tax gross-
up ); or
(B)
relates to a FATCA
Deduction required to be made by a Party.
(c)
A Protected Party
making or intending
to make a
claim pursuant
to paragraph (a)
above
shall promptly notify
the Agent of
the event which
will give, or
has given, rise
to the
claim, following which the Agent shall notify the Company.
(d)
A Protected
Party shall,
on receiving
a payment
from an
Obligor under
this Clause
12.3,
notify the Agent.

12.4
Tax Credit
If an Obligor makes a Tax Payment and the relevant Finance Party determines in its absolute discretion that:
(a)
a Tax
Credit is attributable to that Tax Payment or to a Tax
Deduction in consequence
of which that Tax Payment was required; and
(b)
that Finance Party has obtained, utilised and retained that Tax Credit, subject to Clause 26 ( Conduct of Business by the Finance Parties ), the Finance Party shall pay an amount to the Obligor which that Finance Party determines in its absolute discretion will leave it
(after that payment) in the same after-Tax position as it would have been in had the circumstances not arisen which caused the Tax Payment to be required to be made by the Obligor.
12.5
Stamp duties and Taxes
The Company shall:
(a)
pay; and
(b)
within three Business Days
of demand, indemnify each
Finance Party against any cost,
expense, loss or liability that Finance Party incurs in relation to, all stamp duty, registration or other similar Tax payable in respect of any Finance Document except
Transfer Certificates.
12.6
Indirect Tax
(a)
All
payments
to
be
made
by
an
Obligor
under
or
in
connection
with
any
Finance
Document have
been calculated
without regard
to Indirect
Tax.
If all
or part
of any
such payment is the consideration for a taxable supply or chargeable with Indirect
Tax
then, when the Obligor makes the payment:
(i)
it must pay
to the Finance Party
an additional amount equal
to that payment
(or
part) multiplied by the appropriate rate of Indirect Tax; and
(ii)
the Finance Party
will promptly provide to
the Obligor a
tax invoice complying
with the relevant law relating to that Indirect Tax.
(b)
Where a Finance
Document requires an
Obligor to reimburse
or indemnify a
Finance
Party
for
any
costs
or
expenses,
that
Obligor
shall
also
at
the
same
time
pay
and
indemnify that Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses save to
the extent that that Finance Party is entitled to
repayment or
credit in
respect of
the Indirect
Tax.
The Finance
Party will
promptly
provide to
the Obligor
a tax
invoice complying
with the
relevant law
relating to
that
Indirect Tax.
12.7
FATCA
information
(a)
Subject
to
paragraph
(c)
below,
each
Party
shall,
within
ten
Business
Days
of
a
reasonable request by another Party:

(i)
confirm to that other Party whether it is:
(A)
a FATCA
Exempt Party; or
(B)
not a FATCA
Exempt Party;
(ii)
supply
to
that
other
Party
such
forms,
documentation
and
other
information
relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA;
and
(iii)
supply
to
that
other
Party
such
forms,
documentation
and
other
information
relating to
its status
as that
other Party
reasonably requests
for the
purposes of
that
other
Party's
compliance
with
any
other
law,
regulation,
or
exchange
of
information regime.
(b)
If
a
Party
confirms
to
another
Party
pursuant
to
paragraph
(a)(i)
above
that
it
is
a
FATCA
Exempt Party and
it subsequently becomes
aware that it
is not or
has ceased
to
be
a
FATCA
Exempt
Party,
that
Party
shall
notify
that
other
Party
reasonably
promptly.
(c)
Paragraph (a) above shall
not oblige any Finance
Party to do anything, and
paragraph
(a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:
(i)
any law or regulation;
(ii)
any fiduciary duty; or
(iii)
any duty of confidentiality.
(d)
If
a
Party
fails to
confirm whether
or
not
it
is
a
FATCA
Exempt
Party
or
to
supply
forms,
documentation
or
other
information
requested
in
accordance
with
paragraph
(a)(i) or
(ii) above
(including, for the
avoidance of
doubt, where
paragraph (c)
above
applies), then
such Party
shall be
treated for
the purposes
of the
Finance Documents
(and payments under them)
as if it is not a
FATCA
Exempt Party until such
time as the
Party in question
provides the requested
confirmation, forms, documentation or
other
information.
12.8
FATCA
Deduction
(a)
Each Party may
make any FATCA
Deduction it
is required to
make by
FATCA,
and
any payment required
in connection with
that FATCA
Deduction, and no
Party shall be
required
to
increase
any
payment
in
respect
of
which
it
makes
such
a
FATCA
Deduction
or
otherwise
compensate
the
recipient
of
the
payment
for
that
FATCA
Deduction.
(b)
Each
Party
shall
promptly,
upon
becoming
aware
that
it
must
make
a
FATCA
Deduction
(or
that
there
is
any
change
in
the
rate
or
the
basis
of
such
FATCA
Deduction), notify the
Party to whom
it is making
the payment and, in
addition, shall
notify the Company and
the Agent and
the Agent shall
notify the other Finance
Parties.

13.
OTHER INDEMNITIES
13.1
Currency indemnity
(a)
If any sum due
from an Obligor
under the Finance
Documents (a "
Sum "), or any order,
judgment or
award given
or made
in relation
to a
Sum, has
to be
converted from
the
currency (the
"
First Currency
") in
which that
Sum is
payable into
another currency
(the " Second Currency ") for the purpose of:
(i)
making or filing a claim or proof against that Obligor;
(ii)
obtaining or enforcing
an order, judgment or award
in relation to any
litigation or
arbitration proceedings,
that Obligor
shall,
as an
independent obligation,
within three
Business Days
of demand,
indemnify each Finance Party to whom that Sum is due
against any cost, expense, loss
or
liability
arising
out
of
or
as
a
result
of
the
conversion
including
any
discrepancy
between (A) the
rate of exchange
used to convert
that Sum from
the First Currency
into
the Second
Currency and (B)
the rate
or rates
of exchange available
to that
person at
the time of its receipt of that Sum.
(b)
Each Obligor waives any
right it may have
in any jurisdiction
to pay any amount under
the
Finance
Documents in
a
currency or
currency unit
other than
that
in
which it
is
expressed to be payable.
13.2
Other indemnities
The Company shall (or shall procure that an Obligor will), within three Business Days of demand,
indemnify each Finance Party against any cost, expense, loss or liability
(excluding legal fees of the
Lenders) incurred by that Finance Party as a result of:
(a)
the occurrence of any Event of Default or Review Event;
(b)
any information produced
or approved
by the Company
under or in
connection with
the
Finance Documents or
the transactions they
contemplate being or
being alleged to
be
misleading or deceptive in any respect;
(c)
any enquiry, investigation, subpoena (or similar order) or litigation with respect to any
Obligor;
(d)
a failure
by an
Obligor to pay
any amount
due under
a Finance
Document on
its due
date, including without limitation, any cost, expense, loss
or liability arising as a result
of Clause 27 ( Sharing among the Finance Parties );
(e)
funding, or making arrangements to
fund, its participation in a Utilisation
requested by
a Borrower in a Utilisation
Request but not made by
reason of the operation of
any one
or
more
of
the
provisions
of
this
Agreement
(other
than
by
reason
of
default
or
negligence by that Finance Party alone);
(f)
a Utilisation (or part of a
Utilisation) not being prepaid in accordance with
a notice of
prepayment given by a Borrower or the Company;

(g)
an amount being paid or
payable by that Finance Party
to the Agent or another Finance
Party under Clause 24.10 ( Lenders' indemnity to the Agent ); or
(h)
security being provided
by that Finance
Party to the
Agent under Clause
24.6(i) (
Rights
and discretions
) or
Clause 24.10(d) (
Lenders' indemnity to
the Agent
) including costs
and expenses in providing that security
and, if the security is cash,
the Company shall
pay interest on the amount provided from
the date of provision in the manner provided
in Clause 9.3 ( Default interest ).
13.3
Indemnity to the Agent
The Company shall,
within three Business Days of demand, indemnify the Agent
against any cost,
expense, loss or liability incurred by the Agent (acting reasonably)
as a result of:
(a)
investigating any event which it reasonably believes is a Default;
(b)
acting or
relying on
any notice,
request or
instruction which it
reasonably believes to
be genuine, correct and appropriately authorised; or
(c)
instructing
lawyers,
accountants,
tax
advisers,
surveyors
or
other
experts
or
professional advisers as permitted under this Agreement.
14.
MITIGATION BY THE FINANCE PARTIES
14.1
Mitigation
(a)
Each Finance Party shall,
in consultation with the
Company, take
all reasonable steps
to
mitigate
any
circumstances
which
arise
and
which
would
result
in
any
amount
becoming payable
under or
pursuant to,
or its
Commitment being
cancelled pursuant
to, any of Clause 7.1 ( Illegality ), Clause 12 (
Tax gross
-up and indemnities
) (other than
Clause 12.6
(
Indirect
Tax
))) including
(but
not limited
to)
transferring its
rights and
obligations under the Finance Documents to another Affiliate or Facility Office.
(b)
Paragraph (a) above does not in
any way limit the obligations of
any Obligor under the
Finance Documents.
14.2
Indemnity and limitation of obligation to mitigate
(a)
The Company shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as
a result of steps taken by
it under Clause
14.1 ( Mitigation ).
(b)
A Finance Party
is not obliged
to take any
steps under Clause
14.1 (
Mitigation ) if, in
the opinion of
that Finance Party (acting
reasonably), to do so
might be prejudicial to
it.
15.
COSTS AND EXPENSES
15.1
Transaction expenses
The Company shall within three Business Days of demand pay
each Finance Party the amount of all
costs and expenses (excluding legal fees) incurred by any of them in connection with the negotiation,
preparation, printing, execution and registration of:

(a)
this
Agreement
and
any
other
documents
referred
to
in
this
Agreement
and
the
Transaction Security; and
(b)
any other Finance Documents executed after the date of this Agreement.
15.2
Amendment and other costs
If (a) an Obligor requests an amendment, waiver or consent or
(b) an amendment is required pursuant
to Clause 28.9 ( Change of currency ), the Company shall, within three Business Days of demand, reimburse the Agent and each other Finance Party for the amount of all costs and expenses (excluding
legal fees) reasonably incurred by the Agent or other Finance Party in responding to, evaluating,
negotiating or complying with that request or requirement.
15.3
Legal costs
The Lenders and the Company shall pay their own legal costs incurred by any of them in connection
with the negotiation, preparation, printing, execution and registration of:
(a)
this
Agreement
and
any
other
documents
referred
to
in
this
Agreement
and
the
Transaction Security; and
(b)
any other Finance Documents executed after the date of this Agreement.
15.4
Enforcement costs
The Company shall, within three Business Days of demand, pay to each Finance Party the amount of
all costs and expenses (including legal fees on a full indemnity basis) incurred by that Finance Party
in connection with:
(a)
the enforcement
of, or the
preservation of
any rights
under, any Finance
Document; and
(b)
any proceedings instituted by or against the Collateral Agent (including in its capacity as Australian Security Trustee
)
as a consequence of
taking or holding the
Transaction
Security.

SECTION 7
GUARANTEE
16.
GUARANTEE
16.1
Guarantee
Each Guarantor irrevocably and unconditionally jointly and severally:
(a)
guarantees
to
each
Finance
Party
punctual
performance
by
each
Obligor
of
all
that
Obligor's obligations under the Finance Documents;
(b)
undertakes with each Finance Party that:
(i)
whenever an Obligor does not pay any amount when due under or in connection
with
any
Finance
Document
(or
anything
which
would
have
been
due
if
the
Finance
Document
or
the
amount
was
enforceable,
valid
and
not
illegal),
immediately
on
demand
by
the
Finance
Party
that
Guarantor
shall
pay
that
amount as if it was the principal obligor; and
(ii)
if an Ipso
Facto Event is continuing,
then immediately on demand
by the Agent
that Guarantor shall pay all
Loans, accrued interest and
other amounts referred to
in Clause 21.13(b) ( Acceleration ) as if it was the principal obligor;
(c)
agrees with
each Finance
Party that
if any
obligation guaranteed
by it
is or
becomes
unenforceable,
invalid
or
illegal,
it
will,
as
an
independent
and
primary
obligation,
indemnify that
Finance Party
immediately on demand
against any
cost, expense, loss
or liability it incurs as a
result of an Obligor not paying any
amount which would, but
for
such
unenforceability,
invalidity or
illegality,
have been
payable by
it
under any
Finance Document on the date when it would have been due.
The amount of the cost,
expense, loss or liability shall
be equal to the amount
which that Finance Party would
otherwise have been entitled to recover.
Each of paragraphs (a), (b)(i), (b)(ii) and (c) is a separate obligation.
None is limited by reference to
the other.
" Ipso Facto Event " means a Borrower is the subject of:
(a)
an announcement, application, compromise, arrangement,
managing controller, or
administration as described in section 415D(1), 434J(1) or 451E(1) of the
Corporations Act; or
(b)
any process which under any law with a similar purpose may give rise to a stay on, or
prevention of, the exercise of contractual rights.
16.2
Continuing guarantee
This Guarantee is a continuing obligation and will extend to the ultimate balance of sums payable by
any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in
whole or in part.

16.3
Reinstatement
If any payment to or any discharge, release or arrangement given or entered into by a Finance Party
(whether in respect of the obligations of any Obligor or any security for those obligations or
otherwise) is avoided or reduced for any reason (including as a result of insolvency, breach of
fiduciary or statutory duties or any similar event) in whole or in part, then the liability of each
Guarantor under this Clause 16 will continue or be reinstated as if the discharge, release or
arrangement had not occurred and any relevant security shall be reinstated.
16.4
Waiver of defences
The obligations of each Guarantor under this Clause 16 will not be affected by an act, omission,
matter or thing (other than payment or performance) which, but for this Clause 16, would reduce,
release or prejudice any of its obligations under this Clause 16 (without limitation and whether or not
known to it or any Finance Party) including:
(a)
any time,
waiver or other
concession or consent
granted to,
or composition
with, any
Obligor or other person;
(b)
the release or resignation of any other Obligor or any other person;
(c)
any composition or arrangement with any creditor of any Obligor or other person;
(d)
the taking,
variation, compromise,
exchange, renewal
or release
of, or
refusal or
neglect
to perfect, execute,
take up or
enforce, any rights
against, or security
over assets of,
any
Obligor or other person or any non-presentation
or non-observance of any formality
or
other requirement in respect of any instrument
or any failure to realise the full value
of
any security;
(e)
any
incapacity
or
lack
of
power,
authority
or
legal
personality
of
or
dissolution
or
change in the members or status of an Obligor or any other person;
(f)
any amendment,
novation, supplement, extension,
restatement (however fundamental
and
whether
or
not
more
onerous)
or
replacement
of
any
Finance
Document
or
any
other document or security including
any change in the purpose
of, any extension of or
any
increase
in
any
Facility
or
the
addition
of
any
new
facility
under
any
Finance
Document or other document or security;
(g)
any unenforceability, illegality or invalidity of any obligation of any person under any
Finance Document or any other document or security;
(h)
any set off, combination of accounts or counterclaim;
(i)
any insolvency or similar proceedings; or
(j)
this
Agreement
or
any
other
Finance
Document
not
being
executed
by
or
binding
against any other Obligor or any other party.
References in Clause 16.1 ( Guarantee ) to obligations of an Obligor or amounts due will include what would have been obligations or amounts due but for any of the above, as well as obligations and
amounts due which result from any of the above.

16.5
Immediate recourse
Each Guarantor waives any right it may have of first requiring any Finance Party
(or any trustee or
agent on its behalf) to proceed against or enforce any other rights or security or claim payment from
any person before claiming from that Guarantor under this Clause
16.
This waiver applies
irrespective of any law or any provision of a Finance Document to the contrary.
16.6
Appropriations
Until all amounts which may be or become payable by the Obligors under or in connection with the
Finance Documents have been irrevocably paid in full, each Finance Party
(or any trustee or agent on
its behalf) may in accordance with any applicable Law:
(a)
refrain from applying
or enforcing
any other
moneys, security
or rights held
or received
or recovered (by set off or otherwise) by that Finance Party (or any trustee or agent on its behalf) in respect
of those amounts, or
apply and enforce the
same in such manner
and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and
(b)
without limiting
paragraph (a),
refrain from
applying any
moneys received
or recovered
(by set off or otherwise) from any Guarantor or on account of any Guarantor's liability under this
Clause 16
in discharge
of that
liability or
any other
liability of
an Obligor
and claim or prove against
anyone in respect of the full
amount owing by the Obligors.
16.7
Deferral of Guarantors' rights
Until all amounts which may be or become payable by the Obligors under or in connection with the
Finance Documents have been irrevocably paid in full and unless the
Agent otherwise directs, no
Guarantor will exercise any rights which it may have by reason of performance by it of its obligations
under the Finance Documents or by reason of any amount being payable, or liability arising, under
this Clause 16:
(a)
to be indemnified by an Obligor;
(b)
to claim
any contribution
from any
other guarantor
of or
provider of
security for
any
Obligor's obligations under the Finance Documents;
(c)
to take the
benefit (in whole
or in part
and whether by
way of subrogation
or otherwise)
of
any
rights
of
the
Finance
Parties
under
the
Finance
Documents
or
of
any
other
guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;
(d)
to
bring
legal
or
other
proceedings
for
an
order
requiring
any
Obligor
to
make
any
payment,
or
perform
any
obligation,
in
respect
of
which
any
Guarantor has
given
a
Guarantee under Clause 16.1 ( Guarantee );
(e)
to exercise any right of set-off against any Obligor;
(f)
to claim or
prove as a
creditor of any
Obligor in competition with
any Finance Party;
and/or

(g)
in
any
form
of
administration
of
an
Obligor
(including
liquidation,
winding
up,
bankruptcy,
voluntary
administration,
dissolution
or
receivership
or
any
analogous
process)
prove
for
or
claim,
or
exercise
any
vote
or
other
rights
in
respect
of,
any
indebtedness of any nature owed to it by the Obligor.
If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that
benefit, payment or distribution to the extent necessary to enable all amounts which may be or
become payable to the Finance Parties by the Obligors under or in connection with the Finance
Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the
same to the Agent or as the Agent may direct for application in accordance with Clause 28 (
Payment
Mechanics ).
16.8
Release of Guarantors' right of contribution
If any Guarantor (a " Retiring Guarantor ") ceases to be a Subsidiary or is no longer required to provide a guarantee under the Finance Documents for the purpose of any sale or other disposal of that
Retiring Guarantor,
then on the date such Retiring Guarantor ceases to be a Guarantor:
(a)
that Retiring Guarantor is
released by each other Guarantor
from any liability (whether
past, present or future and whether actual or contingent) to make a contribution to any other
Guarantor
arising
by
reason
of
the
performance by
any
other
Guarantor of
its
obligations under the Finance Documents; and
(b)
each other Guarantor waives
any rights it may have
by reason of the performance
of its
obligations under
the Finance
Documents to
take the
benefit (in
whole or
in part
and
whether by way of subrogation
or otherwise) of any
rights of the Finance Parties under
any Finance
Document or
of any
other security
taken pursuant
to, or
in connection
with,
any Finance Document
where such rights
or security are
granted by or
in relation to
the
assets of the Retiring Guarantor.
16.9
Additional security
This Guarantee is in addition to and is not in any way prejudiced by any other guarantee or security
now or subsequently held by any Finance Party.
16.10
Release
(a)
At such time as
the Obligations shall have
been confirmed by the
Agent to have been
paid in
full (other
than any
contingent indemnification
obligations not
then due),
the
Commitments have been terminated,
all obligations (other than those
expressly stated
to survive
such termination) of
each Guarantor
hereunder shall terminate,
all without
delivery of any instrument or performance of any act by any party.
At the request and
sole expense of any Guarantor
following any such termination,
the Agent shall execute
and
deliver
to
such
Guarantor
such
documents
as
such
Guarantor
shall
reasonably
request to evidence such termination.
(b)
A
Guarantor
shall
automatically
be
released
from
its
obligations
hereunder
and
the
Guarantee of such Guarantor shall automatically be released:
(i)
upon
the
consummation
of
any
transaction
or
related
series
of
transaction
permitted
hereunder
if
as
a
result
thereof
such
Guarantor
shall
cease
to
be
a

Subsidiary (or
becomes an
Excluded Subsidiary);
provided, that
a Guarantor
shall
not
be
released
until
the
Company
delivers
an
updated
Borrowing
Base
Certificate in
form and
substance satisfactory
to the
Agent demonstrating, after
giving
effect
to
such
release
(including
any
prepayment
or
repayment
of
the
Loans), that there will be no breach of the Borrowing Base Undertaking; or
(ii)
upon
the
repayment
in
full
in
cash
of
all
of
the
Obligations
(other
than
any
contingent indemnification obligations not then due), as confirmed in writing by the Agent, and the termination of the Commitments.
(c)
In connection
with any
such release, the
Agent shall
promptly execute and
deliver to
any Guarantor,
at such
Guarantor’s expense,
all documents
that such
Guarantor shall
reasonably request to evidence
termination or release.
Any execution and delivery
of
such documents pursuant to this clause shall be without recourse to or warranty by the
Agent (other than as to the Agent’s authority to execute and deliver such documents).
16.11
Keepwell.
Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by
each other Obligor to honor all of its obligations under this Guarantee in respect of Swap Contracts
(provided, however, that each Qualified ECP Guarantor shall only be liable under this clause for the maximum amount of such liability that can be hereby incurred without rendering its obligations under
this clause, or otherwise under this Guarantee, voidable under applicable law relating to fraudulent
conveyance or fraudulent transfer, and not for any greater amount).
The obligations of each Qualified
ECP Guarantor under this clause shall remain in full force and effect until the Obligations have been
paid in full and the Commitments have been terminated.
Each Qualified ECP Guarantor intends that
this clause constitutes, and this clause shall be deemed to constitute, a “keepwell, support, or other
agreement” for the benefit of each Obligor for all purposes of Section 1a(18)(A)(v)(II)
of the U.S.
Commodity Exchange Act.

SECTION 8
REPRESENTATIONS,
UNDERTAKINGS AND EVENTS OF DEFAULT
17.
REPRESENTATIONS
Each Obligor makes the representations and warranties set out in this
Clause 17 to each Finance Party
on the date of the Third Amending Deed.
17.1
Status
(a)
It is a duly incorporated,
organised or formed and validly existing under the laws
of its
jurisdiction of incorporation or organisation.
(b)
It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.
(c)
Each
U.S.
Obligor
is
in
good
standing
under
(i)
the
laws
of
the
jurisdiction
of
its
incorporation or
organization and
(ii) each
other jurisdiction
in which
such U.S.
Obligor
is qualified to engage in business where its ownership, lease or operation of properties
or
the
conduct
of
its
business requires
such
qualification, except,
in
the
case
of
this
paragraph (c)(ii), to the extent that failure to
do so could not reasonably be expected to
have a Material Adverse Effect.
17.2
Binding obligations
(a)
The obligations expressed to be
assumed by it in each
Finance Document to which
it is
a party are, subject to any necessary stamping and Authorisations, equitable principles
and
laws
generally
affecting
creditors'
rights,
legal,
valid,
binding
and
enforceable
obligations.
(b)
Without
limiting the
generality of
paragraph (a)
above,
each Collateral
Document to
which
it
is
a
party
creates
the
Security
which
that
Collateral
Document
purports
to
create
and
that
Security
is,
subject
to
any
necessary
stamping,
Authorisations
and
registration requirements,
equitable principles
and laws
generally affecting
creditors'
rights, valid and effective.
17.3
Non-conflict with other obligations
The entry into and performance by it of, and the transactions contemplated by, the Finance
Documents including the granting of the Transaction Security do not and will not conflict with:
(a)
any law or regulation applicable to it;
(b)
its or any of its Subsidiaries' constitutional documents; or
(c)
any agreement or instrument binding upon
it or any of its
Subsidiaries or any of its or
any of its Subsidiaries' assets.
where, except in the case of
paragraph (b) above, to do
so would have, or is
reasonably
likely to have, a Material Adverse Effect.

17.4
Power and authority
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its
entry into, performance and delivery of, the Finance Documents to which it is a party and the
transactions contemplated by those Finance Documents.
17.5
Validity
and admissibility in evidence
All Authorisations required or desirable:
(a)
to
enable
it
lawfully
to
enter
into,
exercise
its
rights
under
and
comply
with
its
obligations in the Finance Documents to which it is a party;
(b)
to
make
the
Finance
Documents
to
which
it
is
a
party,
its
legal,
valid,
binding
and
enforceable obligations, admissible in evidence in its jurisdiction of incorporation;
(c)
to perfect the Transaction Security; and
(d)
for it to carry on its business, where failure to obtain that Authorisation would have or is reasonably likely to have a Material Adverse Effect,
have been obtained or effected and are in full force and effect.
17.6
Governing law and enforcement
(a)
The choice
of law
referred to
in Clause
42 (
Governing Law
) as
the governing
law of
the
Finance
Documents
will
be
recognised
and
enforced
in
its
jurisdiction
of
incorporation.
(b)
Any
judgment
obtained
against
it
in
any
jurisdiction
referred
to
in
Clause
43
( Enforcement
) in relation to
a Finance Document
will be recognised
and enforced in
its
jurisdiction of incorporation.
17.7
Solvency
(a)
As of the Amendment and Restatement Effective Date:
(i)
the
sum
of
the
debt
(including
contingent
liabilities)
of
the
Company
and
its
Subsidiaries, on a
consolidated basis,
does not exceed
the fair value
of the present
assets of the Company and its Subsidiaries, on a consolidated basis;
(ii)
the present fair saleable value of the
assets of the Company and its Subsidiaries,
on a
consolidated basis, is
not less
than the
amount that
will be
required to
pay
the probable
liabilities (including
contingent liabilities)
of the
Company and
its
Subsidiaries, on a consolidated basis, as they become absolute and matured;
(iii)
the capital
of the
Company and
its Subsidiaries,
on a
consolidated basis,
is not
unreasonably small in
relation to the
business of the
Company or its
Subsidiaries,
on
a
consolidated
basis,
contemplated
as
of
the
Amendment
and
Restatement
Effective Date;
(iv)
the Company and its
Subsidiaries, on a consolidated
basis, do not intend
to incur,
or believe that
they will
incur, debts (including
current obligations
and contingent

liabilities) beyond
their ability
to pay
such debt
as they
mature in
the ordinary
course of business; and
(v)
the
Company
and
its
Subsidiaries
are
not
otherwise
unable
to
pay
its
or
their
respective debts as and when they become due and payable.
For the
purposes of this
paragraph, the
amount of
any contingent
liability at
any time
shall be
computed as the
amount that, in
light of all
of the facts
and circumstances existing
at
such time, represents the amount that can reasonably be
expected to become an actual
or matured liability.
(b)
No corporate
action, legal
proceeding or
other procedure
or step
described in
Clause
21.7 ( Insolvency Proceedings
) has
been taken
in relation
to a
member of
the Group,
and
none
of
the
circumstances
described
in
Clause
21.8
(
Insolvency
)
applies
to
a
member
of
the
Group,
other than
as
disclosed to
the
Lenders
in
writing prior
to
the
Amendment and Restatement Effective Date.
17.8
No default
(a)
No Event of Default or
Review Event is continuing
or might reasonably be
expected to
result from the making of
any Utilisation or the entry
into, the performance of, or
any
transaction contemplated by, any Finance Document.
(b)
No other
event or
circumstance is
outstanding which
constitutes a
default under
any
other agreement or instrument which is
binding on it or to
which its assets are subject
which might have a Material Adverse Effect.
17.9
Disclosure
It has disclosed in writing to the Original Lender all information known to it which it believes could
reasonably be expected to be material to the ability of the Group (taken as a whole) to perform their
obligations under the Finance Documents or to an Original Lender's assessment of the nature and
degree of risk undertaken by it in granting financial accommodation to the Group in entering into the
Finance Documents.
17.10
No misleading information
(a)
Any factual information
provided by or
on behalf of such
Obligor or any
other member
of the Group in
writing in connection with
the Finance Documents and
the transactions
they contemplate was
true and accurate
in all material
respects and not
misleading as
at the date it was provided or as at the date (if any) at which it is stated.
(b)
Any financial
projections provided
by or
on behalf
of such
Obligor or
any other
member
of the
Group have
been prepared
on the
basis of
recent historical information
and on
the basis of reasonable assumptions.
(c)
Nothing
has
occurred
or
been
omitted
from
the
information
provided
in
writing
in
connection with
the Finance
Documents and
no information
has been given
or withheld
that results
in the
information provided
by or
on behalf
of such
Obligor or
any other
member of the Group being untrue or misleading in any material respect.

17.11
Financial statements
(a)
The
Original
Financial
Statements
were
prepared
in
accordance
with
GAAP
consistently applied unless as otherwise
expressly noted therein or in
the notes thereto.
(b)
The
Original
Financial
Statements
fairly
present
in
all
material
respects
the
consolidated financial
condition of
the Company
and its
Subsidiaries, on
a consolidated
basis, as at such date and the
consolidated results of operations of
the Company and its
Subsidiaries for the period ended on
such date, all prepared in
accordance with GAAP,
except as otherwise noted therein.
(c)
The
most
recent
financial
statements
delivered
pursuant
to
Clause
18.1
(
Financial
statements ):
(i)
have been prepared
in accordance with
Clause 18.2 (
Requirements as to
financial
statements ); and
(ii)
give
a
true
and
fair
view
of
(if
audited)
or
fairly
present
(if
unaudited)
the
Company’s and its Subsidiaries’
consolidated financial
condition as at
the end of,
and consolidated results of operations for, the period to which they relate.
(d)
Since
the
date
of
the
Original
Financial
Statements,
there
has
been
no
event
or
circumstance, either individually or in the
aggregate, that has had or
could reasonably
be
expected
to
have
a
Material
Adverse
Effect
that
has
not
been
disclosed
to
and
accepted by the Lender.
17.12
Pari passu ranking
Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its
other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law
applying to companies generally.
17.13
No proceedings pending
(a)
No litigation, arbitration or
administrative proceedings of or before
any court, arbitral
body or agency which, if adversely determined, might reasonably be expected to have
a Material
Adverse Effect
has or
have (to
the best
of its
knowledge and
belief) been
started or threatened in writing against it.
(b)
No
judgment
or
order
of
a
court,
arbitral
tribunal
or
other
tribunal
or
any
order
or
sanction of any
government or other
regulatory body which
is reasonably likely
to have
a
Material
Adverse
Effect
has
(to
the
best
of
its
knowledge
and
belief)
been
made
against it.
17.14
Trustee
It does not enter into any Finance Document or hold any property as trustee.

17.15
Authorised signatories
Any person specified as its authorised signatory under Schedule 2 ( Conditions Precedent ) or Clause
18.5 ( Information: miscellaneous ) is authorised to sign Utilisation Requests and other notices on its behalf except where it has previously notified the Agent that the authority has been revoked.
17.16
Taxes
(a)
Such
Obligor
has
filed
all
material
federal,
state
and
other
Tax
returns
and
reports
required to
be filed,
and has
paid all
material federal,
state and
other Taxes, assessments,
fees and other
governmental charges
levied or
imposed upon
it or its
properties, income
or assets otherwise
due and
payable (other
than those
which are
being contested
in good
faith by appropriate proceedings diligently conducted and for which adequate reserves have
been
provided
in
accordance
with
GAAP)
and
is
not
tax
resident
in
any
jurisdiction other than the jurisdiction of its incorporation or organisation;
(b)
So far as such
Obligor is aware, there is
no proposed material Tax
assessment against
it.
(c)
The Australian Tax Agreement constitutes an Australian TSA and Australian TFA.
(d)
No Borrower has been
a member of any
Australian Tax Consolidated Group other
than
the
Australian
Tax
Consolidated
Group
of
which
the
Australian
Parent
is
the
Head
Company.
(e)
The only
entities that
are a
party to
the Australian
Tax
Agreement are
the Australian
Obligors.
(f)
No
Borrower
has
been
a
member
of
any
GST
Group, other
than
the
GST Group
of
which CCPL is the representative member.
17.17
Ranking and Collateral Documents
(a)
The provisions
of the
Collateral Documents,
together with
such filings
and other
actions
required to be taken hereby or by the applicable Collateral Documents, when executed and delivered
(and at
all times
thereafter) are
effective to
create in
favor of
the Collateral
Agent or the Australian Security Trustee
(as applicable) for the benefit of
the Secured
Parties
a
legal,
valid
and
enforceable
Security
on
all
right,
title
and
interest
of
the
Collateral owned by such
Obligor and described therein.
(b)
The Transaction Security has or will have the ranking in
priority which it is expressed
to have in
the Collateral Documents
(if any) and
it is not
subject to any
prior ranking
or pari passu ranking Security other than Permitted Liens.
(c)
All of its Material Fixed Assets are subject to a Real Property Mortgage.
17.18
Existing Financial Indebtedness
Such Obligor has not incurred any other Financial Indebtedness other than Permitted Financial
Indebtedness.

17.19
Good title to assets
It has a good, valid and marketable title to, or valid leases or licences of, and all appropriate
Authorisations to use, the assets necessary to carry on its business as presently conducted.
17.20
Shares
The shares, membership or other interests, or other securities in or issued by any member of the
Group which are subject to the Transaction Security are fully paid and not subject to any option to
purchase or similar rights.
The constitutional or other documents of entities whose shares, membership or other interests, or other securities are subject to the Transaction Security do not and
could not restrict or inhibit any transfer or creation or enforcement of the Transaction Security.
17.21
Group structure chart
(a)
The
group
structure
chart
delivered
to
the
Agent
as
a
condition
precedent
to
the
Amendment
and
Restatement
Effective
Date
is
true,
complete
and
accurate
in
all
material respects on the first Utilisation Date.
(b)
The most recent
group structure chart
delivered to the
Agent under this
Agreement is
true, complete and accurate in all material respects.
17.22
Environmental compliance
Except as disclosed to, and accepted by, the Agent in writing, or as otherwise could not, individually or in the aggregate, reasonably be expected to have a Material Adverse
Effect:
(a)
such
Obligor
has
not
received
any
notice
of
violation,
alleged
violation,
non-
compliance, liability
or potential
liability concerning or
arising out
of Environmental
Laws
or
Hazardous
Materials
with
regard
to
any
of
the
Properties,
any
properties
formerly
owned
or
operated
by
the
Company
or
its
Subsidiaries,
or
the
business
operated by the Company or any of its Subsidiaries (the “ Business ”);
(b)
Hazardous Materials have
not been
transported disposed of,
released or
threatened to
be
released,
from
the
Properties
or
otherwise
in
connection
with
the
Business,
in
violation of, or
in a manner or
to a location which
could reasonably be
expected to give
rise to liability
of such Obligor
under, any applicable
Environmental Law, nor have
any
Hazardous
Materials
been
generated,
treated,
stored,
released
or
threatened
to
be
released, or disposed
of at, on or
under any of
the Properties or
otherwise in connection
with the Business, in violation of, or in a manner that
could reasonably be expected to
give rise to liability of such Obligor under, any applicable Environmental Law;
(c)
no judicial
proceeding or
governmental or
administrative action
is pending
or,
to the
knowledge of
such Obligor,
threatened under
any Environmental
Law to
which such
Obligor is
or, to the
knowledge of
such Obligor, will
be named
as a
party or
with respect
to the
Properties or
the Business,
nor are
there any
consent decrees
or other
decrees,
consent orders, administrative orders or other orders,
or other similar administrative or
judicial requirements outstanding
under any
Environmental Law with
respect to
such
Obligor, the Properties or the Business;

(d)
the Properties and
all operations
at the Properties
and of
the Business are
and have been
in compliance with all applicable Environmental Laws;
(e)
such Obligor:
(i)
holds
and
has
held
all
Environmental
Permits
required
for
any
of
its
current
operations
or
for
the
current
ownership,
operation
or
use
of
the
Properties,
including
all
Environmental
Permits
required
for
the
coal
mining-related
operations
of
such
Obligor
or,
to
the
extent
currently
required,
any
pending
construction or expansion related thereto.
Each such Environmental Permit is in
full force and effect
and is not subject
to appeal, except in
such instances where
the
requirement to
hold
such Environmental
Permit is
being contested
in
good
faith by such Obligor by appropriate proceedings diligently conducted;
(ii)
is,
or
has
been,
in
compliance
with
all
Environmental Permits,
except
in
such
instances where the
requirement of an
Environmental Permit is
being contested
in good
faith by
such Obligor
by appropriate
proceedings diligently conducted;
and
(iii)
have used
commercially reasonable
efforts to
cause all
contractors, lessees
and
other
Persons
occupying,
operating
or
using
the
mines
on
the
Properties
to
comply
with
all
Environmental
Laws
and
obtain
all
Environmental
Permits
required for the operation of the mines;
and
(f)
to the knowledge
of such Obligor,
none of the
Properties has any
associated direct or
indirect
acid
mine
drainage which
(i)
constitutes
or
constituted
a
violation
of,
or
(i)
could
reasonably
be
expected
to
give
rise
to
liability
under,
any
applicable
Environmental Law.
17.23
Mining
(a)
Such Obligor has, in the amounts and forms required pursuant to Environmental Law,
obtained all performance bonds and surety bonds, or otherwise provided any financial
assurance
required
under
Environmental
Law
for
Reclamation
or
otherwise
in
the
ordinary conduct of
the business and
operations of such
Obligor (collectively, “
Mining
Financial
Assurances
”),
except
as
could
not
reasonably
be
expected
to
result
in
a
Material Adverse Effect.
(b)
There
have
been
no
accidents,
explosions,
implosions,
collapses
or
flooding
at
or
otherwise
related
to
the
Properties
of
the
Business
that
have,
directly
or
indirectly,
resulted in, or could reasonably be expected to result in, a Material Adverse
Effect.
(c)
Except as disclosed
to, and accepted
by,
the Agent in
writing, no mining
tenement or
interest in Real Property
is necessary to enable
the mining of the
Buchanan Mine, the
Greenbrier Mine,
the Logan
Mine or
the Curragh
Mine, as
such operations
are currently
conducted and each such tenement or interest is subject to a Collateral Document.
(d)
All Surface Facilities
are located on
the surface of
Real Property that
is owned (and
not
leased) by
an Obligor
and is
subject to
a perfected
Security under
a Collateral
Document,
with the following exceptions:

(i)
all of the Surface Facilities servicing the Logan Mine are on leased land;
(ii)
a small part of the
Surface Facilities servicing the Buchanan Mine
are on leased
land; and
(iii)
a small part of the Surface Facilities servicing the Greenbrier Mine are on leased land;
but
in
the
case
of
sub-paragraphs
(i),
(ii)
and
(iii)
above
the
Obligors
own
the
structures,
infrastructure and equipment comprising the Surface Facilities.
17.24
Insurance
The properties of such Obligor are insured with financially sound and reputable insurance companies
in such amounts (after giving effect to any self-insurance compatible with the following standards),
with such deductibles and covering such risks as are customarily carried by companies engaged in
similar businesses and owning similar properties in localities where such Obligor operates.
17.25
ERISA compliance
(a)
Except as could not reasonably be expected, individually or
in the aggregate, to have a
Material Adverse Effect:
(i)
each Plan is
in compliance with
the applicable provisions
of ERISA and
the Code
(except
that
with
respect
to
any
Multiemployer
Plan
which
is
a
Plan,
such
representation is deemed made only to the knowledge of the Obligors),
and
(ii)
with respect to each Plan, no failure to satisfy
the minimum funding standards of
Sections 412 or
430 of the
Code has occurred,
and no application
for a
funding
waiver or an extension of any amortization period pursuant to Section 412 of the
Code has been made.
(b)
There are no pending or, to the
knowledge of such Obligor, threatened claims, actions
or
lawsuits,
or
action by
any Governmental
Authority,
with
respect
to
any
Plan that
could reasonably be expected to have a Material Adverse Effect.
To the knowledge of
such
Obligor,
there
has
been
no
nonexempt
“prohibited
transaction”
(as
defined
in
Section 406 of ERISA) or violation of the fiduciary
responsibility rules with respect to
any
Plan
that
has
resulted
or
could
reasonably
be
expected
to
result
in
a
Material
Adverse Effect.
(c)
Except as could not reasonably be expected, individually or
in the aggregate, to have a
Material Adverse Effect:
(i)
no ERISA Event has occurred or is reasonably expected to occur;
(ii)
no Pension Plan has any Unfunded Pension Liability;
(iii)
neither such Obligor
nor any ERISA
Affiliate has incurred, or
reasonably expects
to incur, any
liability under Title
IV of ERISA with respect
to any Pension Plan
(other than premiums due and not delinquent under Section 4007 of ERISA);

(iv)
neither such Obligor
nor any ERISA
Affiliate has incurred, or
reasonably expects
to incur (except
as may occur
as a result
of relief granted
pursuant to section
1113
of the Bankruptcy
Code), any
liability (and no
event has occurred
which, with the
giving
of
notice
under
Section
4219
of
ERISA,
would
result
in
such
liability)
under Section 4201 or 4243
of ERISA with respect to a
Multiemployer Plan; and
(v)
neither such
Obligor nor
any ERISA
Affiliate has
engaged in
a transaction
that
could be subject to Section 4069 or 4212(c) of ERISA.
17.26
Margin regulations; Investment Company Act
(a)
The
Borrowers
are
not
engaged
and
will
not
engage,
principally
or
as
one
of
their
important activities, in the business of purchasing or carrying margin stock (within the meaning
of
Regulation
U
issued
by
the
U.S.
Federal
Reserve
Board),
or
extending
credit for the purpose of purchasing or carrying margin stock.
(b)
None of the Borrowers,
any Person controlling
the Borrowers (as
determined under the
Investment Company Act of 1940), or such
Obligor is, or is required to register
as, an
“investment company” under the Investment Company Act of 1940.
17.27
Compliance with laws
Such Obligor is in compliance with the requirements of all laws
(including any zoning, building,
ordinance, code or approval or any building or mining permits) and all orders, writs, injunctions and
decrees applicable to it or to its properties, except in such instances in which:
(a)
such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, or
(b)
the
failure
to
comply
therewith,
either
individually
or
in
the
aggregate,
could
not
reasonably be expected to have a Material Adverse Effect.
17.28
Intellectual Property, licences
(a)
Such Obligor exclusively owns,
or possesses the valid
and continuing right to
use, all
of
the
Intellectual
Property
necessary
to
the
conduct
of
its
business
as
presently
conducted
free
and
clear
of
all
Security
(other
than
Permitted
Liens),
except
where
failure
to
have
such
Intellectual
Property
individually
or
in
the
aggregate
could
not
reasonably be expected to have a Material Adverse Effect.
(b)
To the knowledge
of such
Obligor,
the use
of such
Intellectual Property
by such
Obligor
does not infringe upon any rights held by any other Person.
(c)
No claim or
litigation regarding any
of the foregoing
is pending or,
to the knowledge
of
the
Borrowers,
threatened
that
either
individually
or
in
the
aggregate
could
reasonably be expected to have a Material Adverse Effect.
17.29
Casualty
Neither the businesses nor the properties of such Obligor have been affected by any fire, explosion,
accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God

or of the public enemy or other casualty (whether or not covered by insurance) that, either
individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
17.30
Labor matters
(a)
Except as
disclosed to,
and accepted
by,
the Agent
in writing,
there are
no collective
bargaining agreements or
Multiemployer Plans covering
the employees of
the Obligors
as of the Amendment and Restatement Effective Date.
(b)
Such Obligor has not suffered any
strikes, walkouts, work stoppages or other material
labor difficulty within the last five (5) years.
(c)
Such Obligor has not suffered any
strikes, walkouts, work stoppages or other material
labor difficulty
that could
reasonably be
expected to
result in
a Material
Adverse Effect.
17.31
Use of Proceeds
The Borrowers will use the proceeds of the Loans solely as provided for in Clause 3.1 (
Purpose ).
17.32
Coal Act; Black Lung Act
(a)
Such Obligor and each of
its respective “related persons” (as defined
in the Coal Act)
are, and
have been,
in compliance
in all
material respects
with the
Coal Act
and any
regulations promulgated thereunder.
(b)
Neither such Obligor nor
any of its
“related persons” (as defined in
the Coal Act) has
any liability under the Coal Act,
except, in the case of this
paragraph (b), as disclosed
in the Company’s Financial Statements
(after deducting the minimum
balance required
by the United States Department of Labor
to be maintained in the 501(c)(21) Trust) on
or prior to the
Amendment and Restatement Effective Date (or
as otherwise disclosed
from
time to
time to
the
Agent in
form
and substance
reasonably satisfactory
to
the
Agent) or which could
not reasonably be expected
to have a Material
Adverse Effect,
or with
respect to
premiums or
other material
payments required
thereunder which
have
been paid when due.
(c)
Such Obligor
is, and
has been,
in compliance
in all
material respects
with the
Black
Lung Act.
(d)
Such Obligor
has not
incurred any
Black Lung
Liability or
assumed any
other Black
Lung Liability,
or with respect to premiums,
contributions or other material payments
required
thereunder
which
have
been
paid
when
due,
except,
in
the
case
of
this
paragraph (d), as disclosed in the Company’s
Financial Statements after deducting the
minimum balance required by the United
States Department of Labor to
be maintained
in the 501(c)(21) Trust
on or prior to the Amendment and
Restatement Effective Date
(or
as
otherwise
disclosed
from
time
to
time
to
the
Agent
in
form
and
substance
reasonably
satisfactory to
the
Agent),
or
which could
not
reasonably
be
expected to
have a Material Adverse Effect.
17.33
Anti-Terrorism
Laws, Anti-Corruption Laws and Sanctions
(a)
Neither such Obligor,
nor any of
its respective directors, officers,
or employees or,
to
the knowledge of the Obligor, any of its
respective agents, Affiliates or representatives

is an individual
or entity that is,
or is owned
or controlled by one
or more individuals
or entities that are:
(i)
currently the target of any Sanctions; or
(ii)
located,
organized
or
resident
in
a
country
or
territory
that
is
the
target
of
comprehensive country-wide or territory-wide Sanctions.
(b)
Each such
Obligor and
its respective
directors, officers
and employees,
in
each case
acting in
their capacity
as such,
is in
compliance with,
and has
not taken
any action
directly
or
indirectly
that
would
violate,
Anti-Corruption
Laws,
Anti-Money
Laundering
Laws,
or
Anti-Terrorism
Laws
or
Sanctions,
and
such
Obligor
has
conducted its business in compliance with those laws and has instituted and maintains
policies
and
procedures
designed
to
ensure,
and
which
are
reasonably
expected
to
continue to ensure, continued compliance with those laws and Sanctions.
17.34
Beneficiaries
The only Beneficiaries are the Agent, the Collateral Agent (including in its capacity as Australian
Security Trustee)
and the Lenders.
17.35
Repetition
The Repeating Representations are deemed to be made by each Obligor by reference to the facts and
circumstances then existing on:
(a)
the date of each Utilisation Request and the first day of each Interest Period;
and
(b)
in the case
of an Additional Obligor,
the day on
which the company becomes
(or it is
proposed that the company becomes) an Additional Obligor.
18.
INFORMATION UNDERTAKINGS
The undertakings in this Clause 18 remain in force from the date of this Agreement for so long as any
amount is outstanding under the Finance Documents or any Commitment is in force.
18.1
Financial statements
The Company shall supply to the Agent in sufficient copies for all the Lenders:
(a)
as soon as the same become available, but in any event within 90 days after the end of each of
its financial
years, its
audited consolidated
financial statements
for that
financial
year;
(b)
as soon as the same become available, but in any event within 60 days after the end of each
half of
each
of
its financial
years, its
consolidated financial
statements for
that
financial half year;
(c)
as soon as the same become available, but in any event within 45 days after the end of each quarter of its financial
years, its consolidated financial
statements for that quarter.

18.2
Provision and contents of certificates
(a)
The Company shall
supply to the
Agent, with each
set of financial
statements delivered
pursuant to
Clause 18.1
(
Financial statements
), a Compliance
Certificate setting
out (in
reasonable detail)
computations as
to compliance
with the
Financial Covenants
as at
the date as at which those financial statements were drawn up.
(b)
The
Company shall
supply to
the
Agent,
no later
than
the
date each
set
of
financial
statements is
delivered pursuant
to
Clause 18.1
(
Financial statements
),
a
Borrowing
Base Certificate setting out
(in reasonable detail)
computations as to compliance with
the Borrowing Base Undertaking.
(c)
The Company shall, with each set of financial statements delivered pursuant to Clause
18.1 ( Financial statements
), confirm
as part
of the
relevant Compliance
Certificate that:
(i)
there has either been
no change in the
information with respect to
the Collateral
owned by any Obligor in the Perfection Certificate delivered on the Amendment and Restatement
Effective Date
since the
date of
such Perfection
Certificate or
the date of the
most receive certificate delivered pursuant
to this paragraph or
if
any
such
change
has
occurred,
attaching
a
Perfection
Certificate
Supplement
signed by the Obligors, identifying such changes;
and
(ii)
if
a Distribution
has been
made since
the
previous Compliance
Certificate that
such Distribution is a Permitted Distribution.
(d)
Each Compliance Certificate shall be signed
by a Responsible Officer of the Company
and each Borrowing
Base Certificate
shall be
signed by
the chief financial
officer, chief
executive officer or group financial controller of the Company.
18.3
Requirements as to financial statements
(a)
The Company
shall procure
that each
set of
annual financial
statements delivered
by
the Company pursuant to Clause 18.1(a)
(
Financial statements ) shall be audited by the
Auditors.
(b)
Each
set
of
financial
statements
delivered
by
the
Company
pursuant
to
Clause
18.1
( Financial statements ) shall be certified by a Responsible Officer of the Company that is
the
chief
financial officer
as
giving
a
true
and fair
view
of
(in
the
case
of
annual
financial statements
for any
financial year),
or (in
other cases)
fairly representing
its
financial condition as at the
date as at which those financial
statements were drawn up.
(c)
The Company shall procure that each set
of financial statements delivered pursuant to
Clause 18.1 ( Financial statements
) is prepared using GAAP,
accounting practices and
financial
reference
periods
consistent
with
those
applied
in
the
preparation
of
the
Original Financial
Statements unless,
in relation
to any
set of
financial statements,
it
notifies the Agent
that there has
been a
change in GAAP,
the accounting practices
or
reference periods and its auditors deliver to the Agent:
(i)
a description of any change
necessary for those financial
statements to reflect the
GAAP,
accounting
practices
and
reference
periods
upon
which
the
Original
Financial Statements were prepared; and

(ii)
sufficient information, in
form and substance
as may be
reasonably required by
the Agent, to
enable the
Lenders to
determine whether
the requirements
of Clause
19.1
(
Financial
covenants
)
have
been
complied
with
and
make
an
accurate
comparison between the
financial position indicated
in those financial statements
and the Original Financial Statements.
Any reference in
this Agreement to
those financial statements
shall be construed
as a
reference to those
financial statements as
adjusted to reflect
the basis upon
which the
Original Financial Statements were prepared.
18.4
Year
-end
The Company shall not change its financial year-end.
18.5
Information: miscellaneous
The Company shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so
requests):
(a)
all documents dispatched by the Company to its shareholders (or any class of them) or its creditors generally (or any class of them) at the same time as they are dispatched;
(b)
promptly
upon
becoming
aware
of
them,
the
details
of
any
litigation,
arbitration
or
administrative
proceedings
which
are
current,
threatened
or
pending
against
any
member
of
the
Group,
and
which
might,
if
adversely
determined,
have
a
Material
Adverse Effect;
(c)
promptly upon
becoming aware
of them,
the details
of any
judgment or
order of
a court,
arbitral tribunal or other tribunal or
any order or sanction of any governmental
or other
regulatory
body
which
is
made
against
any
member
of
the
Group
and
which
is
reasonably likely to have a Material Adverse Effect;
(d)
promptly following a change in the structure of the Group, an updated group structure
chart;
(e)
promptly,
such
further
information
regarding
the
financial
condition,
business
and
operations of any member of the Group as any Finance Party (through the Agent) may reasonably request;
(f)
promptly,
such information as
the Agent may
reasonably require about
the Collateral
and compliance of the Obligors with the terms of any Collateral Documents;
(g)
promptly,
notice of any change
in authorised signatories of any
Borrower signed by a
director or secretary of the Borrower accompanied by specimen signatures of any new signatories; provided that no notice
of change shall be effective until
the Agent and the
Lenders have
conducted "know
your customer"
checks on
each such
new authorised
signatory as
required under
paragraph (a)
of Clause
18.8 ("
Know your
customer
" checks)
below;

(h)
unless otherwise required to be delivered to the Lenders, promptly after the furnishing thereof, copies of any statement
or report furnished to any
holder of debt securities of
any
Obligor
pursuant
to
the
terms
of
any
indenture
or
similar
agreement
and
not
otherwise
required
to
be
furnished
to
the
Agent
pursuant
to
Clause
18.1
(
Financial
statements
)
or any other clause of this Clause 18; and
(i)
not
later
than
90
days
after
the
end
of
each
fiscal
year
of
the
Company,
a
copy
of
summary projections by the Company of
the operating budget and cash flow
budget of
the
Company
and
its
respective
Subsidiaries
for
the
succeeding
fiscal
year,
such
projections to
be accompanied
by a
certificate of
a Responsible
Officer to
the effect
that
such
projections
have
been
prepared
based
on
assumptions
believed
by
the
Borrowers to be reasonable.
18.6
Notification of Default and Review Event
(a)
Each Obligor shall notify
the Agent of
any Default (and the
steps, if any,
being taken
to remedy
it) or Review
Event promptly
upon becoming
aware of its
occurrence (unless
that Obligor is aware
that a notification
has already been
provided by another Obligor).
(b)
Promptly
upon
a
request
by
the
Agent,
the
Company
shall
supply
to
the
Agent
a
certificate signed by two
of its directors
or senior officers
on its behalf
certifying that
no Default
or Review
Event is
continuing (or
if a
Default or
Review Event
is continuing,
specifying the Default or
Review Event and the
steps, if any, being taken to remedy
it).
18.7
Borrowing Base Certificate
The Company shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent
(acting on the instructions of the Majority Lenders),
at any time when the Lenders reasonably believe
that the then existing Borrowing Base Certificate is materially inaccurate or when the Lenders
reasonably believe that there is a diminution in value of 10% or more in respect of the Borrowing
Base, in each case, as soon as reasonably available after such request, in each case with supporting
documentation as the Lenders may reasonably request, such other reports, statements and
reconciliations with respect to the Borrowing Base or Collateral of any or all Obligors as the Lenders
shall from time to time reasonably request.
18.8
"Know your customer" checks
(a)
If:
(i)
the introduction
of
or any
change in
(or in
the interpretation,
administration or
application of) any law or regulation made after the date of this Agreement;
(ii)
any change in the status of an Obligor (or
of a Holding Company of an Obligor)
after the date of this Agreement;
(iii)
any change in the authorised signatories of an Obligor after the date of the Third
Amending Deed;
or
(iv)
a proposed assignment or
transfer by a Lender
of any of its rights
and obligations
under this Agreement to
a party that is
not a Lender prior
to such assignment or
transfer,

obliges the
Agent or
any Lender
(or, in
the case
of paragraph
(iv) above,
any prospective
new Lender)
to comply with
"know your
customer" or
similar identification
procedures
in circumstances
where the
necessary information
is not
already available
to it,
each
Obligor shall promptly upon the request
of the Agent or any Lender supply, or procure
the supply of,
such documentation and
other evidence as
is reasonably requested
by the
Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iv) above, on behalf of any prospective new Lender)
in order for the Agent, such Lender
or, in the case
of the event described in paragraph
(iv) above,
any prospective
new Lender
to carry
out and
be satisfied
it has
complied
with all
necessary "know your
customer" or
other similar checks
under all applicable
laws
and
regulations
pursuant
to
the
transactions
contemplated
in
the
Finance
Documents.
(b)
The Company
shall by
not less
than 10
Business Days'
prior written
notice to
the Agent,
notify the
Agent (which
shall promptly
notify the
Lenders) of
its intention
to request
that
one
of
its
Subsidiaries
becomes
an
Additional
Obligor
pursuant
to
Clause
23
( Changes to the Obligors ).
(c)
Following the giving of any notice pursuant to paragraph
(b) above, if the accession of
such Additional Obligor obliges
the Agent or any
Lender to comply with
"know your
customer"
or
similar
identification
procedures
in
circumstances where
the
necessary
information is not already
available to it, the
Company shall promptly
upon the request
of the Agent
or any Lender supply,
or procure the supply
of, such documentation and
other evidence as
is reasonably requested
by the
Agent (for itself
or on
behalf of any
Lender) or any Lender (for itself or on behalf of any prospective new Lender) in order for the
Agent or
such Lender
or any
prospective new
Lender to
carry out
and be
satisfied
it has complied with all necessary
"know your customer" or other similar
checks under
all applicable laws and regulations pursuant to the accession of such Subsidiary to this
Agreement as an Additional Obligor.
(d)
The Company shall
promptly supply, or procure
the supply of,
such documentation
and
other evidence
reasonably requested
by the
Agent (for
itself or
on behalf
of any
Finance
Party) from
time to
time in
relation to
an Obligor
or an
Additional Obligor
to enable
the
Finance
Party
to
comply
with
"know
your
customer"
or
similar
identification
procedures in circumstances
where the necessary
information is not
already available
to the Finance Party.
18.9
Inspection
(a)
Each Obligor
shall, and
the Company
shall ensure
that each
Obligor will,
permit the
Agent, the
Collateral Agent,
the
Australian Security
Trustee
and/or delegates
and/or
accountants
or
other
professional
advisers
and
contractors
of
the
Agent,
Collateral
Agent or Australian Security Trustee
access at all reasonable
times and on reasonable
notice, and subject to compliance with all occupational health and safety requirements of the Obligors,
at the risk of the Obligor or Company to:
(i)
the premises, assets, books, accounts and records of each Obligor; and

(ii)
following
an
Event
of
Default,
to
meet
and
discuss
matters
with
senior
management.
(b)
The costs of any inspection pursuant to paragraph (a) above will be borne by:
(i)
unless an Event of Default is continuing:
(A)
the Obligors in relation to the first inspection every 6 Months; and
(B)
the
Lenders
in
relation
to
each
inspection
thereafter
in
the
6
Months
following an inspection referred to in paragraph (A) above;
and
(ii)
if an Event of Default is continuing, the Obligors.
18.10
Delivery of documents
Documents required to be delivered pursuant to Clause 18.1 ( Financial statements ) and Clause
18.5(a) ( Information: miscellaneous ) (to the extent any such documents are included in materials otherwise filed with the SEC or the ASX) may be delivered electronically and if so delivered, shall be
deemed to have been delivered on the date:
(a)
on
which
the
Borrowers
post
such
documents,
or
provide
a
link
thereto
on
the
Borrowers’ website on
the internet at
the website address
listed in Schedule 1
(or as the
Borrowers may otherwise notify the Agent);
(b)
on which such
documents are posted
on the
Borrowers’ behalf
on an internet
or intranet
website, if
any, to which
each Lender
and the
Agent have
access (whether
a commercial,
third-party website or whether sponsored by the Agent); or
(c)
on which such documents are filed for public
availability of the SEC’s Electronic Data
Gathering and Retrieval system or on the ASX;
provided that the Borrowers shall notify the Agent of the posting of any such documents.
19.
FINANCIAL COVENANTS
19.1
Financial covenants
The Company and each Borrower shall not, during the term of this Agreement:
(a)
permit the Borrowing Base Ratio on each Test Date to be less than 80%;
(b)
permit the Gearing Ratio on each
Test Date
on or after 31 December 2027
to be more
than 50%;
and
(c)
permit the Interest
Coverage Ratio
for each Test Period
ending on or
after 31
December
2027 to be less than 2.00 times.
19.2
Accounting policy
(a)
If in
the reasonable
opinion of
the Company
or the
Majority Lenders
any changes
to
GAAP materially
alter the
effect
of the
undertakings in
this Clause
19 or
the related
definitions,
the
Company
and
the
Agent
(acting
on
the
instructions
of
the
Majority

Lenders) will
negotiate in
good faith
to amend
the relevant
undertakings and
definitions
so that they have an effect comparable to that at the date of this Agreement.
(b)
If the amendments are not agreed within
30 days (or any longer period
agreed between
the Company and the Agent (acting
on the instructions of the Majority Lenders)) then
the Company will
provide with its Financial
Statements any reconciliation statements
(audited, where
applicable) necessary
to enable
calculations based
on GAAP
as they
were
before those
changes, and
the
changes
will be
ignored for
the
purposes of
this
Clause 19.
19.3
Equity cure
(a)
Notwithstanding
anything
in
this
Agreement,
for
the
avoidance
of
doubt
this
clause
does
not
apply to
a
breach of
the
Borrowing Base
Undertaking and
any breach
of
a
Borrowing Base
Undertaking will
be subject
to the
provisions of
Clause 7.2
(
Review
Event ).
(b)
The Company
and the
Borrowers may
prevent and/or
cure any
breach of
a Financial
Covenant if each of the following conditions are satisfied (“ Cure Right
”):
(i)
within
20
Business
Days
of
the
date
of
delivery
of
the
relevant
Compliance
Certificate which demonstrates
a breach of
a Financial
Covenant,
the Company
and the
Borrowers have
prepaid any
part or
all of
the outstanding
Loans in
an
aggregate net amount equal
to, but not greater than,
the amount necessary to
cure
the relevant Financial Covenants (the “ Cure Amount
”);
and
(ii)
upon the prepayment of the relevant
principal amount of the Loans, the
relevant
Financial Covenants shall then
be recalculated and if, after
giving effect to such
recalculations, the Company and
the Borrowers are then
in compliance with the
Financial Covenants.
(c)
If the conditions in paragraph (b) above are satisfied, the Company and the Borrowers shall be deemed to have
been in compliance with
the relevant Financial Covenant
as of
the
relevant date
of
determination with
the
same effect
as
though there
had been
no
failure to comply
at such date,
and the applicable
breach, Default or Event
of Default
of such
Financial Covenants
that had
occurred shall
be deemed
not to
have occurred
for the purposes of the Finance Documents.
(d)
No Cure Right may be exercised:
(i)
more than three times during the term of this Agreement; and
(ii)
more than two times in any four consecutive financial quarters.
20.
GENERAL UNDERTAKINGS
So long as any amount is outstanding under the Finance Documents or any Commitment is in force,
each Obligor shall comply at all times with the following undertakings in this Clause 20:

20.1
Authorisations
Each Obligor shall promptly:
(a)
obtain, comply with
and do all that
is necessary to
maintain in full force
and effect; and
(b)
after written request by the Agent, supply certified copies to the Agent of,
any Authorisation required to perform its obligations under the Finance Documents and to ensure the
legality, validity,
enforceability or admissibility in evidence in its jurisdiction of incorporation
or
organization of any Finance Document to the extent that failure by it to obtain or maintain such
Authorisation is reasonably likely to have a Material Adverse Effect.
20.2
Compliance with laws
Each Obligor shall (and the Company shall ensure that each member of the Group will) comply in all
respects with all laws to which it may be subject, except in such instances in which:
(a)
such requirement of law or order, writ, injunction or decree is being contested in good faith by such Obligor by appropriate proceedings diligently conducted; or
(b)
the failure so to comply has not had, and could not be reasonably be expected to have, a Material Adverse Effect.
20.3
Payment of obligations
Each Obligor shall pay and discharge,
as the same shall become due and payable:
(a)
all
Tax
liabilities,
assessments
and
governmental
charges
or
levies
upon
it
or
its
properties or assets except
where failure to
do so could not
reasonably be expected to
result in a Material Adverse Effect; or
(b)
all lawful claims which, if unpaid, would by law become a Security upon any material portion of the Collateral,
unless, in
each of
paragraph (a)
or (b)
above, such
liabilities, assessments,
governmental charges,
levies or claims are
being contested in
good faith by appropriate
proceedings diligently
conducted and
adequate reserves
in accordance
with GAAP
are being
maintained by
the Obligors.
20.4
Composition of Obligors
(a)
The
Company
must
ensure
that,
at
all
times,
the
Obligors
shall
be
comprised
of
all
Subsidiaries
of
the
Company
(other
than
Excluded
Subsidiaries
and
Dormant
Subsidiaries).
(b)
For so long as the Senior Secured Notes remain outstanding,
the Guarantors under this
Agreement
will
be
the
same
as
those
entities
which
are
“guarantors”
and
security
providers (howsoever described) under
the Senior Secured Notes Security
Documents;
provided that:

(i)
this clause
of itself
does not
require a
Secured Party
to release
an existing
Obligor;
and
(ii)
upon
all
of
the
Senior
Secured Notes
being
redeemed, the
test
provided for
in
paragraph
(a)
above
shall be
the
sole
test
to
determine the
composition of
the
Guarantors.
(c)
Notwithstanding
anything
to
the
contrary
in
this
Clause
or
in
any
other
Finance
Document:
(i)
no Obligor will be required to perfect security interests:
(A)
in motor vehicles or other assets covered by a certificate of title, other than
by the filing of UCC financing statements and PPSA financing statements,
(B)
in
letter
of
credit rights
or other
supporting obligations
with
a
value less
than US$250,000 (or its equivalent) individually or in the aggregate, and
(C)
in assets requiring
perfection solely
through control
agreements, other
than:
(1)
control of
Collateral to
the extent
required under
this Agreement
or
under any other Finance Document; and
(ii)
unless
otherwise agreed
by the
Borrower,
no
security or
pledge
agreements or
foreign intellectual property filings will
be required outside of
the United States
and Australia.
(d)
The Company shall ensure that:
(i)
all Subsidiaries (other than
Excluded Subsidiaries and Dormant
Subsidiaries) as
at the Amendment
and Restatement Effective
Date are a
Borrower, a
Guarantor
or
a
Borrower
and
a
Guarantor
under
the
Finance
Documents
as
at
the
Amendment and Restatement Effective Date;
and
(ii)
any Subsidiary
(other than
Excluded Subsidiaries
and Dormant
Subsidiaries) after
the
date
of
this
Agreement
will
become
party
to
this
Agreement
(and
the
Australian Security Trust Deed and relevant Finance Documents) as a Borrower,
a
Guarantor
or
a
Borrower
and
a
Guarantor
in
accordance
with
Clause
23
(
Changes
to
the
Obligors
)
within
five
Business
Days
of
the
relevant
entity
becoming a Subsidiary.
20.5
New Material Fixed Assets
Upon the acquisition of any Material Fixed Asset by any Obligor
(including, without limitation, any
acquisition pursuant to a Delaware LLC Division), the Borrowers shall, at the Borrowers' expense:
(a)
within 30 days
(or such longer
period as the
Agent may agree)
after such acquisition,
furnish to the Agent a description of the Material Fixed Assets (including if applicable any serial numbers) so acquired in detail reasonably satisfactory to the Agent;

(b)
cause the
applicable Obligor to
duly execute
and deliver to
the Agent
within 45 days
after such
acquisition (or
such longer
period as
the Agent
may agree),
deeds of
trust,
trust
deeds,
security
documentation, deeds
to
secure
debt
and/or
mortgages,
in
each
case, in form and substance reasonably satisfactory to
the Agent, securing payment of
all the Obligations;
(c)
upon the request
of the Agent
in its reasonable
discretion, deliver
to the Agent
any legal
opinions addressed to
the Agent and
the other Secured
Parties, reasonably acceptable
to the Agent as to such matters as the Agent may reasonably request;
and
(d)
within 30 days
(or such longer
period as the
Agent may agree)
after such request,
cause
the applicable
Obligor to
provide the
Agent with
all reserve
data, material
existing mine
maps, surveys, title insurance
policies, title insurance, abstracts
and other evidence of
title, Coal reserve
calculations or reports,
mine plans, mining
permit applications and
supporting data, but only to the extent that each of the foregoing shall be:
(i)
in the possession
of such Obligor
and relating to
or affecting the
Real Property,
including
the
Coal
reserves,
Coal
ownership,
Real
Property
Leases,
mining
conditions, mines, and mining plans of such Obligor; and
(ii)
prepared and utilised by such Obligor in its ordinary course of business.
20.6
Preservation of assets
(a)
Each Obligor
shall maintain,
preserve and
protect all
of its
properties and
equipment
necessary in
the operation
of its
business in
good working
order and
condition (ordinary
wear and
tear and
damage by
fire or
other casualty
or taking
by condemnation
excepted),
except where the failure
to do so could
not reasonably be expected to
have a Material
Adverse Effect.
(b)
The
Obligors
shall
use,
store
and
maintain
all
Inventory
with
reasonable
care
and
caution, in
accordance with
applicable standards
of any
insurance and
in conformity
with all applicable law.
20.7
Pari passu ranking
Each Obligor shall ensure that, at all times, any unsecured and unsubordinated claims of a Finance
Party and the Collateral Agent (including in its capacity as Australian Security
Trustee) against it
under the Finance Documents rank at least pari passu with the claims of all its other unsecured and
unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of
general application to companies.
20.8
Negative pledge
(a)
Except as
permitted under
paragraph (b)
below,
no Obligor
shall create
or permit
to
subsist any Security over any of its assets.
(b)
Paragraph (a)
above does
not apply
to any
Security or
arrangement which
is a Permitted
Lien.

20.9
Dispositions
No Obligor shall (and the Company shall ensure that no other member of the Group will), make any
Disposition or enter into any agreement to make Disposition other than any Permitted Disposition.
20.10
Merger
No Obligor shall (and the Company shall ensure that no other member of the Group will) enter into
any amalgamation, demerger, merger or corporate reconstruction other than any Permitted
Disposition.
20.11
Change of business
The Company and each Borrower shall not, and shall not permit any of their respective Subsidiaries
to, engage in any business other than a Similar Business.
20.12
Insurance
(a)
Each Obligor shall
maintain with financially
sound and
reputable insurance
companies,
insurance with respect
to its properties
and business against
loss or damage
of the kinds
customarily insured
against
by
Persons engaged
in
the
same
or
Similar Business,
of
such types
and in
such amounts
(after giving
effect to
any self-insurance
compatible
with
the
following
standards)
as
are
customarily
carried
by
companies
engaged
in
Similar
Businesses
and
owning
similar
properties
in
localities
where
the
Obligors
operate. Without limiting the generality
of the foregoing,
each Obligor will
maintain or
cause to be maintained:
(i)
liability insurance;
(ii)
business interruption insurance; and
(iii)
replacement value casualty insurance or, if replacement value casualty insurance is
not
obtainable
on
reasonable
commercial
terms,
market
value
casualty
insurance, on the Collateral and Inventory consisting
of Coal under such policies
of
insurance,
with
such
insurance
companies,
in
such
amounts,
with
such
deductibles,
and
covering
such
risks
as
would
be
carried
or
maintained
under
similar
circumstances
by
Persons
of
established
reputation
engaged
in
Similar
Businesses.
(b)
Each such policy of insurance shall:
(i)
name
the
Collateral
Agent
or
Australian
Security
Trustee
(as
applicable),
on
behalf of the
Secured Parties, as an
additional insured thereunder as its
interests
may appear; and
(ii)
in
the
case
of
each
casualty
insurance
policy,
contain
a
lenders'
loss
payable
clause or
endorsement, reasonably
satisfactory in
form and
substance to
the Agent,
that names the
Collateral Agent or
Australian Security
Trustee (as applicable), on
behalf of the Secured Parties,
as the loss payee thereunder.

20.13
Arm's length basis
(a)
Except as permitted by paragraph (b) below,
no Obligor shall (and the Company shall
ensure no member of the
Group will) enter into any
transaction with any person except
on arm's length terms.
(b)
The following transactions shall not be a breach of this Clause 20.13:
(i)
intra-Group loans permitted under Clause 20.14 (
Loans or credit );
(ii)
fees, costs and
expenses payable
under the
Finance Documents
in the amounts
set
out
in the
Finance Documents
delivered to
the Agent
under
Clause 4.1
(
Initial
conditions precedent ) or agreed by the Agent; and
(iii)
any transaction permitted under Clause 20.30 (
Affiliate transactions )
20.14
Loans or credit
No Obligor shall (and the Company shall ensure that no member of the Group will) be a creditor in
respect of any Financial Indebtedness other than a Permitted Loan.
20.15
Dividends
(a)
Except as permitted
under paragraph
(b) below, the Company
shall not (and
will ensure
that no other member of the Group will) declare, make or pay a Distribution.
(b)
Paragraph (a) above does not apply to a Permitted Distribution.
20.16
Financial Indebtedness
(a)
Each Obligor
may
incur or
allow
to
remain outstanding
any Financial
Indebtedness;
provided that:
(i)
there is no Default,
Event of Default or Review Event subsisting
at the time such
Financial
Indebtedness
is
incurred
(and
no
such
Default,
Event
of
Default
or
Review Event would result therefrom);
(ii)
no Financial Covenant
will be
breached as
a result
of such
Financial Indebtedness
assuming
that,
irrespective
of
the
requirements
of
Clause
19.1
(
Financial
covenants
), the Test Date or
the end of
the Test Period for the
Financial Covenant
(as applicable) is the date such Financial Indebtedness is incurred;
(iii)
such Financial Indebtedness is not in connection with any factoring arrangement other than a Permitted Factoring Arrangement;
(iv)
for
Financial
Indebtedness
incurred
with
respect
to
the
Notes
Obligations,
the
aggregate principal amount of
such Financial Indebtedness does not
exceed that
existing as at the Amendment and Restatement Effective Date; and
(v)
the aggregate principal
amount (or
if incurred
with the original
issue discount,
the
aggregate accreted value) of:
(A)
the Notes Obligations; and

(B)
any other Indebtedness
(other than the
Obligations) which is
secured by a
Security on any asset
or property of any
member of the Group
that is senior
to or pari passu to the Transaction Security,
(in each case,
plus fees and
expenses, including any
premium, accrued interest
(other
than any unpaid interest or coupon on
the Notes Obligations which is not yet
due
and
will
be
paid
on
the
next
payment
date),
underwriting
discounts
and
defeasance costs)
shall not at
any time
exceed US$500,000,000
(or its
equivalent).
(b)
Notwithstanding any other provision of any Finance Document:
(i)
the
Lenders
and
the
Company
agree
that
CCPL
is
permitted
to
enter
into
the
Stanwell Arrangements
and any
other transactions
contemplated by, and
incur the
Stanwell Obligations under
the Stanwell Arrangements
as at the Amendment
and
Restatement Effective Date (or as subsequently amended);
(ii)
no
agreement
(other
than
this
Agreement)
shall
be
a
“Facility
Agreement”
or
“Secured Hedge
Agreement”
and no other
party shall be
a “Beneficiary” (other
than the
Agent, Australian
Security Trustee
and Lenders),
in each
case, for
the
purposes of the Australian Security Trust Deed without the prior written consent from the Agent (acting on the instructions of all Lenders);
and
(iii)
no
Financial
Indebtedness
shall
be
"ABL
Debt"
(other
than
Financial
Indebtedness
incurred
under
this
Agreement),
and
no
entity
shall
be
an
"ABL
Claimholder" (other than
a Secured Party),
in each case,
for the purposes
of the
ABL Intercreditor
Agreement without
the prior
written consent
from the
Agent
(acting on the instructions of all Lenders).
20.17
Permitted factoring arrangements
No Obligor may draw down or utilize in any way any factoring arrangement without prior written
consent from the Agent (acting on the instructions of all Lenders), other than a Permitted Factoring
Arrangement.
20.18
Preservation of existence
(a)
Each Obligor shall preserve, renew and maintain in full force and effect its:
(i)
legal existence; and
(ii)
good standing,
in each
case, under
the laws
of the
jurisdiction of
its organization
except in
a transaction
permitted
by
Clause
20.11
(
Change
of
business
)
or
pursuant
to
a
Permitted
Disposition.
(b)
Each Obligor shall take all reasonable action
to maintain all material rights, privileges,
permits,
licenses
and
franchises
necessary
for
the
normal
conduct
of
its
business
substantially as it is
conducted immediately prior to the
Amendment and Restatement
Effective
Date,
except
in
connection
with
transactions
permitted
by
Clause
20.11
( Change of business
) or pursuant to a Permitted Disposition.

(c)
Each
Obligor
shall
preserve
or
renew
all
of
its
registered
patents,
trademarks,
trade
names and service marks, the non-preservation of which could reasonably be expected
to have a Material Adverse Effect.
20.19
Books and records
(a)
Each Obligor
shall maintain
proper books
of record
and account,
in which
in all
material
respects
full, true
and correct
entries in
conformity with
GAAP consistently
applied
shall be made of
all material financial transactions
and matters involving the
assets and
business of such Obligor,
as the case may be.
(b)
Each Obligor shall maintain
such books of
record and account in
material conformity
with
all
applicable
requirements
of
any
Governmental
Authority
having
regulatory
jurisdiction over such Obligor,
as the case may be.
(c)
Each Obligor shall
keep accurate and
complete records of
its Inventory, including costs
and daily withdrawals and additions.
20.20
Use of proceeds
(a)
Each Borrower may only use the proceeds of the Loans in accordance with Clause 3.1
( Purpose ).
(b)
None of the Borrowers shall, directly or indirectly:
(i)
use the proceeds of any Loan; or
(ii)
lend, contribute,
or otherwise
make available
such proceeds
to any
Subsidiary,
joint venture partner, or other Person,
(A)
to fund, finance,
or facilitate
any activities
or business
of or with
any Person
or in any country or territory that,
at the time of such funding, is
the target
of Sanctions; or
(B)
in any
other manner
that would
result in
the violation
of Sanctions,
Anti-
Corruption Laws,
Anti-Money Laundering
Laws and
Anti-Terrorism Laws;
or
(C)
to purchase or
carry margin stock
(within the meaning of
Regulation U of
the Federal Reserve
Board) or to
refund Financial Indebtedness
originally
incurred
for
such
purpose,
in
each
case,
applicable
to
any
party
to
this
Agreement, whether as underwriter, advisor, investor or otherwise.
20.21
Compliance with Environmental Laws
(a)
Each Obligor
shall comply, and
use commercially
reasonable efforts
to cause
all lessees
and other
Persons operating or
occupying its properties
to comply
with all applicable
Environmental Laws
and Environmental
Permits and
obtain, to
the extent
necessary,
and renew all
Environmental Permits for its
operations and properties, except
in such
instances in which:
(i)
the requirement of
an Environmental Permit
is being contested
in good faith
by
such Obligor by appropriate proceedings diligently conducted, or

(ii)
the failure to so comply, obtain or renew, in addition to the risk thereof, has been disclosed to,
and accepted
by,
the Agent
in writing
or is
unlikely to
result in
a
material liability.
(b)
Each
Obligor
shall
undertake
and
perform
any
cleanup,
removal,
remedial
or
other
action
necessary
to
remove
and
clean
up
all
Hazardous
Materials
from
any
of
its
properties, in accordance
with the requirements
of all Environmental
Laws, except in
such instances in which:
(i)
the requirement to undertake or perform is being contested in good faith by such
Obligor by appropriate proceedings diligently conducted, or
(ii)
the failure
to so
undertake or
perform has
been, in
addition to
the risk
thereof,
disclosed to,
and accepted
by,
the Agent
in writing
or is
unlikely to
result in
a
material liability.
20.22
Further assurances
Each Obligor shall promptly upon request by the Agent, or any Lender through the Agent:
(a)
correct any material
defect or error
that may be
discovered in any
Finance Document
or in the execution, acknowledgment, filing or recordation thereof;
and
(b)
do, execute,
acknowledge, deliver,
record, re-record,
file, re-file,
register and
re-register
any
and
all
such
further
acts,
deeds,
certificates,
assurances
and
other
instruments
(including mortgages)
as the Agent, the
Collateral Agent (including, in its
capacity as
Australian Security Trustee) or any Lender through the Agent, may reasonably require from time to time in order to:
(i)
carry out more
effectively the purposes
of the Finance
Documents to the
fullest
extent permitted by applicable law,
and subject each of the Obligors’ properties,
assets, rights or interests (other than,
in respect of any US Obligor, any Excluded
Assets
and,
in
respect
of
any
Obligor
that
is
a
Foreign
Subsidiary,
Foreign
Excluded
Assets)
to
the
Transaction
Security
now
or
hereafter
intended
to
be
covered by any of the Collateral Documents;
(ii)
perfect
and
maintain
the
validity,
effectiveness
and
priority
of
any
of
the
Collateral Documents
and any of the Transaction Security intended to be created
thereunder; and
(c)
give all
assistance reasonably
required by
the Agent
in order
for the
Agent to
investigate
or verify whether
any of the
Collateral Documents or any
of the Transaction
Security
are perfected, valid, effective and have the contemplated priority.

20.23
Certain long term liabilities and environmental reserves
To the extent required by GAAP,
each Obligor shall maintain adequate reserves or other financial assurances for:
(a)
future costs
associated with
any lung
disease claim
alleging pneumoconiosis
or silicosis
or
arising
out
of
exposure
or
alleged
exposure
to
coal
dust
or
the
coal
mining
environment;
(b)
future costs associated with retiree and health care benefits;
(c)
future costs associated
with Reclamation
of disturbed acreage,
removal of facilities
and
other closing costs in connection with its mining operations,
and
(d)
future costs associated with other potential liabilities relating to Environmental Laws.
20.24
Mining Financial Assurances
Each Obligor shall maintain all material Mining Financial Assurances to the extent required pursuant
to any Environmental Law.
20.25
Trustee
No Australian Obligor shall become a trustee of any trust or settlement without the prior written
consent of the Agent (acting reasonably) other than any trust which arises in the ordinary course of its
ordinary trading activities.
20.26
Tax consolidation
Each Australian Obligor will:
(a)
comply with the Australian
Tax Agreement and the Australian
TFA and ensure that the
Australian TSA and Australian TFA are maintained in full force and effect;
(b)
not
amend
the
Australian
Tax
Agreement
where
such
variation
or
amendment
may
result in it not being a valid Australian TSA for the purposes of the ITAA 1997;
(c)
not amend
or vary
the Australian
Tax
Agreement or
the Australian
TFA
without the
Agent’s
consent where the
amendment or variation
would materially adversely
affect
an
Australian
Obligor’s
cash
flows
or
financial
condition
or
materially
increase
its
present or prospective tax liabilities
or liabilities under the
Australian Tax
Agreement
or the Australian TFA;
(d)
not cease to be a party to, or replace or terminate the Australian Tax
Agreement or the
Australian TFA without the Agent’s consent (acting on the instruction of the
Lenders);
(e)
provide
(if
not
already
provided)
a
copy
of
the
Australian
Tax
Agreement
to
the
Australian
Commissioner
of
Taxation
within
the
period
required
by
section
721-
25(3)(b) of the Tax
Act if the Australian Taxation
Office gives a notice requiring it
to
do so;

(f)
procure
that
any
member
that
subsequently
joins
the
Australian
Tax
Consolidated
Group accede to the Australian Tax Agreement and the Australian TFA; and
(g)
notify the Finance Parties of
any actual or alleged breach
of the terms of the
Australian
Tax Agreement and/or the Australian TFA
promptly after its occurrence.
20.27
Dormant Subsidiaries
No Dormant Subsidiary shall:
(a)
carry on any business or incur any liabilities, including any Financial Indebtedness;
or
(b)
enter into
any transactions
(including to
sell, lease,
transfer or
otherwise dispose
any
assets) other than for the purposes of winding up.
20.28
Port and rent business
The Obligors must ensure that, at all times, all amounts payable by a member of the Group to a
counterparty that is a port authority, vendor providing sampling and/or loading services, landlord, warehouseman, processor, repairman, mechanic, shipper, or freight forwarder are paid when due and are not in arrears.
20.29
Payroll Taxes
The Obligors must ensure that, at all times, all amounts payable by a member of the Group in
connection with U.S. payroll Taxes are provisioned for in segregated bank accounts.
20.30
Affiliate transactions
The Obligors shall not (and shall ensure that no other member of the Group will) conduct any
business with or enter into any business transaction involving:
(a)
the
Energy
&
Mineral
Group
(or
any
of
its
Affiliates),
other
than
receiving
capital
contribution or making a Permitted Distribution; or
(b)
any shareholder of any Subsidiary of the Company (other than a Dormant
Subsidiary),
other than any shareholder that is also a Obligor,
unless
(i)
expressly
permitted
under
the
Finance
Documents
and/or
(ii)
the
transaction
is
permitted under Clause 20.15 ( Dividends ).
20.31
Administration of Accounts
(a)
If an Account of any Obligor includes a charge for any Taxes, the Agent is authorised, in its discretion,
to pay the
amount thereof
to the proper
taxing authority for
the account
of such
Obligor if
such Obligor
does not
do so
and to
charge
such Obligor
therefor;
provided, however, that neither the Agent nor
the Lenders shall be liable
for any Taxes
that may be due from the Obligors or with respect to any Collateral.
(b)
Whether or not any Default
or Event of Default exists,
the Agent shall have the
right at
any time, in the name
of the Agent, any
designee of the Agent
or any Obligor, to verify
the
validity,
amount or
any other
matter relating
to any
Accounts of
any Obligor
by

mail, telephone or
otherwise. The Obligors shall
cooperate fully with the
Agent in an
effort to facilitate and promptly conclude any such verification process.
20.32
Cash Management System
(a)
On and
from the
Amendment and
Restatement Effective
Date, and
at all
times thereafter,
each of
the Obligors
shall enter
into and
maintain a
Blocked Account
Agreement (it
being
acknowledged that
this
may
constitute an
amendment to
any existing
blocked
account agreement in
place prior to
the Amendment and
Restatement Effective Date
on
terms acceptable
to the
Lenders (acting
reasonably)), satisfactory
in form
and substance
to the Agent in its
reasonable discretion, with respect to each of
its Deposit Accounts,
Securities
Accounts
or
Commodities
Accounts
(other
than
any
Excluded
Account)
(each such Deposit Account, Securities Account or Commodities
Account, a "
Control
Account
"). Each such
Blocked Account
Agreement shall
permit the Agent,
if a Default
or
Event
of Default
has occurred,
upon written
notice thereof
from the
Agent to
the
Company, to instruct the applicable depository
to transfer (whether by
electronic funds
transfer, wire transfer
or otherwise
as the
Agent may
direct) by
the end
of each
Business
Day all ledger or available, as applicable, cash receipts held in such Control Accounts
to the
Collateral Account,
as directed
by the
Agent. No
Obligor shall
direct any
Account
Debtor, or any customer, to make payments on
Accounts to any Deposit
Account other
than the Control Accounts and the Collateral Account.
(b)
Each
Obligor
shall
not
establish
or
maintain
any
Securities
Account,
Commodities
Account or Deposit Account
that is not a Control
Account, in each case,
other than any
Excluded Accounts. Each Obligor
shall instruct each Person
that is obligated to
make
any
payment
to
it,
to
make
such
payment
or
to
continue
to
make
payment,
to
the
appropriate Control Account as required by this Clause 20.32.
(c)
Each Obligor hereby acknowledges and agrees that (i) if a Default or Event of Default has occurred
and is
continuing, it
shall have
no right
of withdrawal
from the
Control
Accounts
and
(ii)
the
funds
on
deposit
in
the
Control
Accounts
shall
at
all
times
continue
to
be
collateral
security
for
all
of
the
Obligations.
In
the
event
that,
notwithstanding the
provisions of
this Clause
20.32, a
Obligor receives
or otherwise
has
dominion
and
control
of
any
such
proceeds
or
collections,
such
proceeds
and
collections shall
be held
in trust
by such
Obligor for
the Agent,
shall not
be commingled
with any of such Obligor's
other funds or deposited
in any account of such Obligor
and
shall promptly be deposited into the appropriate Control Account or dealt with in such other fashion as such Obligor may be instructed by the Agent.
(d)
Without limiting the foregoing, funds on deposit in
any Deposit Account or Securities
Account under
the sole
dominion and
control of
the Agent
may be
invested (but
the
Agent shall be under no obligation to
make any such investment) in Cash
Equivalents
at the direction of the
Agent and, except if a
Default or Event of Default has
occurred
and is continuing, the Agent agrees
with the Borrowers to issue entitlement orders
for
such
investments
in
Cash
Equivalents
as
reasonably
requested
by
the
Borrowers;
provided, however, that the
Agent shall not
have any responsibility
for, or bear any
risk
of loss of, any such investment or income thereon.

(e)
Subject to
paragraph (a)
above, any
amounts received
in
the Collateral
Account and
each other Control Account shall be applied,
(i) first
to payment of all Loans then due, and
(ii) then
as directed by the Borrower;
provided
that, if
an
Event of
Default
has
occurred and
is
continuing,
all amounts
in
Control Accounts shall be applied pursuant to Clause 28.5.
20.33
Change of Control
If Stanwell's
consent to
any Change
of Control
is required
to be
obtained under
any Stanwell
Agreement, the Obligors
must ensure
that the consent
of the Agent
under this
Agreement to such
Change of
Control is
also obtained,
provided that if
Stanwell has
provided its
consent to
such
Change
of
Control
pursuant
to
any
Stanwell
Agreement,
the
Agent
will
be
deemed
to
have
provided its consent under this Agreement.
21.
EVENTS OF DEFAULT
Each of the events or circumstances set out in this Clause 21 is an Event of
Default (save for Clause
21.13 ( Acceleration
)).
21.1
Non-payment
An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the
place and in the currency in which it is expressed to be payable unless its failure to pay is caused by:
(a)
administrative or technical error; or
(b)
a Disruption Event,
and payment is made within three Business Days of its due date.
21.2
Financial covenants
(a)
Subject to Clause 19.3 (
Equity cure
), any Financial Covenant is not satisfied.
(b)
Any Obligor
fails to
comply with
any of
its obligations
under Clause
19.3 (
Equity Cure
).
21.3
Review Event
A Review Event occurs and an Obligor fails to comply with any of its obligations under Clause 7.2
( Review Event
).
21.4
Other obligations
(a)
An Obligor does not comply with any provision of the Finance Documents
(other than
those referred
to in Clause
21.1 (
Non-payment
), Clause
21.2 (
Financial Covenants ) and
Clause
21.3
(
Review
Event
))
or
with
any
condition
of
any
waiver
or
consent
by
a
Finance Party under or in
connection with any Finance Document which the
Obligors
have accepted as a condition.
(b)
No Event
of Default
under paragraph
(a) above
will occur
if the
failure to
comply is
capable of
remedy and
is remedied
within 10
Business Days
of the
earlier of
(A) the

Agent
giving
notice
to
the
Company
and
(B)
the
Company
becoming
aware
of
the
failure to comply.
21.5
Misrepresentation
(a)
Any
representation
or
statement
made
or
deemed
to
be
made
by
an
Obligor
in
the
Finance Documents
or any
other document
delivered by
or on
behalf of
any Obligor
under or in connection with any Finance Document is or proves to have been incorrect
or misleading in any material respect when made or deemed to be made.
(b)
No Event
of Default
under paragraph
(a) will
occur if
the facts
and circumstances
which
caused
the
representation
or
statement
to
be
incorrect
or
misleading
are
capable
of
remedy and
are remedied
within 10
Business Days
of the
earlier of
(A) the
Agent giving
notice
to
the
Company
and
(B)
the
Company
becoming
aware
of
the
incorrect
or
misleading representation or statement.
21.6
Cross default
(a)
An
Obligor
fails
to
make
any
payment
when
due
(whether
by
scheduled
maturity,
required prepayment,
acceleration, demand,
or otherwise)
in respect
of any
Financial
Indebtedness
or
guarantee
(other
than
Financial
Indebtedness
hereunder,
Financial
Indebtedness
under
Swap
Contracts
or
guarantees
of
the
Obligations),
in
each
case
having an aggregate principal amount (including amounts owing to all creditors under any
combined or
syndicated
credit
agreement) of
more
than
the
Threshold Amount,
beyond the
period of
grace, if
any, provided in
the instrument
or agreement
under which
such Financial Indebtedness or guarantee was created.
(b)
An Obligor fails
to observe or
perform any other
agreement or
condition relating
to any
such Financial Indebtedness or guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other
event occurs, the effect of which
default or other
event is to
cause, or to
permit the holder
or holders of
such Financial
Indebtedness or the beneficiary
or beneficiaries of such
guarantee (or a trustee
or agent
on behalf
of such
holder or holders
or beneficiary or
beneficiaries) to cause,
with the
giving
of
notice
if
required,
such
Financial
Indebtedness
to
become
due
prior
to
its
stated maturity, or such guarantee to become due or payable.
21.7
Insolvency Proceedings
(a)
An Obligor:
(i)
institutes or consents
to the institution
of any proceeding
under any Debtor
Relief
Law or any Insolvency Proceeding;
(ii)
makes an assignment for the benefit of creditors; or
(iii)
applies
for
or
consents
to
the
appointment
of
any
receiver,
trustee,
custodian,
conservator, liquidator,
rehabilitator, controller or
similar officer for
it or for
all
or any substantial part of its property.
(b)
Any
receiver,
trustee,
custodian,
conservator,
liquidator,
rehabilitator,
controller
or
similar officer
is appointed
over an
Obligor,
other than
any such
appointment that
is

frivolous or
vexatious and has
been discharged
or stayed within
10 Business Days
of
commencement.
(c)
Any proceeding under
any Debtor Relief
Law or any Insolvency
Proceeding relating to
an Obligor or
to all
or any substantial
part of its
property is instituted,
other than any
such proceeding that
is frivolous or vexatious
and has been discharged
or stayed within
20 Business
Days of
commencement, or
an order
for relief
has been
entered in
such
proceeding within 10 Business Days of commencement.
21.8
Insolvency
(a)
An Obligor
becomes unable
or admits
in writing
its inability
to pay
its debts
as they
become due.
(b)
Any writ
or warrant
of attachment
or execution
or similar
process is
issued or
levied
against all
or any
substantial part
of the
property of
an Obligor,
other than
any such
process that
is frivolous
or vexatious
and has
been released,
vacated or
fully bonded
within 10 Business Days after its issue or levy.
21.9
Judgment
There is entered against an Obligor one or more final judgments or orders for the payment of money
in an aggregate amount (as to all such judgments and orders) exceeding the Threshold
Amount (to the
extent not covered by independent third-party insurance).
21.10
ERISA
The occurrence of any of the following events that, individually or in the aggregate, could reasonably
be expected to result in a Material Adverse Effect:
(a)
an
ERISA
Event
with
respect
to
a
Pension
Plan
or
Multiemployer
Plan
which
has
resulted or could reasonably be expected to result
in an actual obligation to pay money
of the Borrowers under Title IV of ERISA to the Pension Plan, Multiemployer Plan or
the PBGC, or
(b)
any Obligor or
any ERISA Affiliate
fails to pay
when due, after the
expiration of any
applicable grace
period, any
installment payment
with respect
to its
withdrawal liability
under Section 4201 of ERISA under a Multiemployer Plan.
21.11
Invalidity of Finance Documents
(a)
Any Finance Document, at
any time after its execution
and delivery and for any
reason
other than as
expressly permitted hereunder
or satisfaction
in full of
all the Obligations,
ceases to be in full force and effect.
(b)
An Obligor or any other
Person contests in any
manner the validity or
enforceability of
any Finance Document.
(c)
An Obligor
denies that
it has
any or
further liability
or obligation
under any
Finance
Document, or purports to revoke, terminate or rescind any Finance Document.

21.12
Collateral Documents
Any Collateral Document shall for any reason (other than pursuant to the terms hereof or thereof,
including as a result of a transaction permitted by Clause 20.10 ( Merger )) cease to create a valid and perfected Security, with the priority required hereby or thereby (subject to Permitted Liens), on the
Collateral purported to be covered thereby.
21.13
Acceleration
On and at any time after the occurrence of an Event of Default which is continuing,
the Agent may,
and shall if so directed by the Majority Lenders:
(a)
by notice to the Company:
(i)
cancel
each
Available
Commitment
of
each
Lender
whereupon
each
such
Available
Commitment
shall immediately
be
cancelled
and
each
Facility
shall
immediately cease to be available for further utilisation;
(ii)
declare that all
or part of
the Utilisations, together
with accrued interest, and
all
other
amounts
accrued
or
outstanding
under
the
Finance
Documents
be
immediately due
and payable,
whereupon they
shall become
immediately due
and
payable; and / or
(iii)
declare that all or part of the Utilisations
be payable on demand, whereupon they
shall immediately
become payable
on demand
by the
Agent on
the instructions
of the Majority Lenders; and / or
(b)
exercise or direct the Collateral Agent (including in its capacity as Australian Security
Trustee)
to exercise any
or all
of its
rights, remedies, powers
or discretions under
the
Finance Documents.

SECTION 9
CHANGES TO PARTIES
22.
CHANGES TO THE LENDERS
22.1
Assignments and novations by the Lenders
Subject to this Clause 22, a Lender (the " Existing Lender
") may:
(a)
assign any of its rights; or
(b)
novate any of its rights and obligations,
under the Finance Documents to any entity without the consent of the Company or any other Obligor
(the " New Lender ").
22.2
Conditions of assignment or novation
(a)
Other than
an assignment
where the
Lender remains
lender of
record,
an assignment
will only be effective:
(i)
if the
procedure set
out in
Clause 22.6
(
Procedure
for assignment
) is
complied
with;
(ii)
on receipt by the Agent (whether in the
Assignment Agreement or otherwise) of
written confirmation from the New
Lender (in form and
substance satisfactory to
the
Agent) that
the
New Lender
will assume
the
same obligations
to
the
other
Finance Parties
and the
other Secured
Parties as
it would
have been
under if
it
was an Original Lender;
(iii)
on
performance
by
the
Agent
of
all
necessary
"know
your
customer"
or
other
similar
checks
under
all
applicable
laws
and
regulations
in
relation
to
such
assignment to a New
Lender, the completion of
which the Agent shall promptly
notify to the Existing Lender and the New Lender; and
(iv)
on
receipt
by
the
Agent
of
confirmation
from
the
Collateral
Agent
that
the
Collateral
Agent
has
performed
all
necessary
"know
your
customer"
or
other
similar
checks
under
all
applicable
laws
and
regulations
in
relation
to
such
assignment to
a New
Lender (the
receipt of
which the
Agent shall
promptly notify
to
the
Existing Lender
and the
New Lender)
and
the New
Lender
has
become
bound by a relevant Recognition Certificate.
(b)
A novation will only be effective:
(i)
if the procedure
set out in
Clause 22.5 (
Procedure for novation
) is complied
with;
(ii)
on
performance
by
the
Agent
of
all
necessary
"know
your
customer"
or
other
similar
checks
under
all
applicable
laws
and
regulations
in
relation
to
such
novation
to
a
New
Lender,
the
completion
of
which
the
Agent
shall
promptly
notify to the Existing Lender and the New Lender; and

(iii)
on
receipt
by
the
Agent
of
confirmation
from
the
Collateral
Agent
that
the
Collateral
Agent
has
performed
all
necessary
"know
your
customer"
or
other
similar
checks
under
all
applicable
laws
and
regulations
in
relation
to
such
novation to a New
Lender (the receipt of
which the Agent shall promptly
notify
to
the
Existing Lender
and the
New Lender)
and
the New
Lender
has
become
bound by a relevant Recognition Certificate.
(c)
If:
(i)
a
Lender
assigns
or
novates
any
of
its
rights
or
obligations under
the
Finance
Documents or changes its Facility Office; and
(ii)
as
a
result
of
circumstances
existing
at
the
date
the
assignment,
novation
or
change
occurs,
an
Obligor
would
be
obliged
to
make
a
payment
to
the
New
Lender
or
Lender acting
through its
new
Facility Office
under
Clause 12
(
Tax
Gross-Up and Indemnities ),
then the New Lender or Lender acting through its new Facility Office is only entitled to receive
payment under
those Clauses
to the
same extent
as the
Existing Lender
or Lender
acting
through
its
previous
Facility Office
would
have
been if
the
assignment,
novation or
change
had
not
occurred.
Each
New
Lender,
by
executing
the
relevant
Transfer
Certificate or
Assignment Agreement,
confirms, for
the avoidance
of
doubt, that
the
Agent has
authority to
execute on
its behalf
any amendment
or waiver
that has
been
approved by
or on
behalf of
the requisite
Lender or
Lenders in
accordance with
this
Agreement
on
or
prior
to
the
date
on
which
the
novation
or
assignment
becomes
effective in accordance with this Agreement and that
it is bound by that decision to
the
same extent as the Existing Lender would have been had it remained a Lender.
(d)
A Lender
may not
assign or
novate any
of its
rights or
obligations under the
Finance
Documents
or
change
its
Facility
Office,
if
the
New
Lender
or
the
Lender
acting
through its
new Facility
Office would
be entitled
to exercise
any rights
under Clause
7.1
(
Illegality
)
as
a
result
of
circumstances
existing
as
at
the
date
the
assignment,
novation or change is proposed to occur.
22.3
Assignment or novation fee
The New Lender shall, on the date upon which an assignment or novation takes effect, pay to the
Agent (for its own account) a fee of US$3,500.
However the Agent may, in its sole discretion, elect to
waive such fee in the case of any assignment or novation.
22.4
Limitation of responsibility of Existing Lenders
(a)
Unless expressly agreed
to the contrary, an Existing
Lender makes no
representation or
warranty and assumes no responsibility to a New Lender for:
(i)
the
legality,
validity,
effectiveness,
adequacy
or
enforceability
of
the
Finance
Documents or any other documents;
(ii)
the financial condition of any Obligor or any other person;

(iii)
the
performance
and
observance
by
any
Obligor
or
any
other
person
of
its
obligations under the Finance Documents or any other documents; or
(iv)
the accuracy of any
statements (whether written
or oral) made
in or in connection
with any Finance Document or any other document,
and any representations or warranties implied by law are excluded.
(b)
Each New
Lender confirms
to the
Existing Lender,
the other
Finance Parties
and the
Secured Parties that it:
(i)
has
made
(and
shall
continue
to
make)
its
own
independent
investigation
and
assessment of the
financial condition and
affairs of
each Obligor and
its related
entities
and
any
other
person
in
connection
with
its
participation
in
this
Agreement and
has not
relied exclusively
on any
information provided
to it
by
the Existing Lender in connection with any Finance Document; and
(ii)
will continue
to make
its own
independent appraisal
of the
creditworthiness of
each Obligor and its related
entities and any other person
whilst any amount is or
may be
outstanding under
the Finance
Documents or
any Commitment
is in
force.
(c)
Nothing in any Finance Document obliges an Existing Lender to:
(i)
accept a novation
or re-assignment from
a New Lender
of any
of the rights
and
obligations assigned or novated under this Clause 22; or
(ii)
support any losses directly
or indirectly incurred by
the New Lender by
reason of
the non-performance by any Obligor or any other person of its obligations under the Finance Documents or otherwise.
22.5
Procedure for novation
(a)
Subject to the conditions set
out in Clause 22.2 (
Conditions of assignment or
novation
)
a novation is
effected in accordance
with paragraph (e)
below when the
Agent executes
an otherwise duly completed
Transfer Certificate delivered to it
by the Existing Lender
and the New Lender.
The Agent shall, subject
to paragraphs (b) and
(c) below, as soon
as
reasonably practicable
after receipt
by it
of
a duly
completed Transfer
Certificate
appearing
on
its
face
to
comply
with
the
terms
of
this
Agreement
and
delivered
in
accordance with the terms of this Agreement, execute that Transfer Certificate.
(b)
The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the
Existing
Lender
and
the
New
Lender
once
it
is
satisfied
it
has
complied
with
all
necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.
(c)
The Agent
may refrain
from executing
a Transfer
Certificate pending
satisfaction of
Clause 22.2(a)(iii)
and, acting reasonably,
may delay executing
a Transfer
Certificate
pending
a
payment,
distribution
or
Utilisation
under
or
in
respect
of
the
Finance
Documents.

(d)
Each Party other than the Existing Lender irrevocably authorises the
Agent to execute
any Transfer Certificate and a Recognition Certificate on its behalf.
(e)
Subject to Clause 22.9 (
Pro rata interest settlement ), on the Transfer Date:
(i)
to the extent that
in the Transfer
Certificate the Existing Lender
seeks to novate
its rights and obligations under
the Finance Documents,
each of the Obligors and
the
Existing
Lender
shall
be
released
from
further
obligations
towards
one
another
under
the
Finance
Documents
and
their
respective
rights
against
one
another under the Finance Documents shall
be cancelled (being the "
Discharged
Rights and Obligations ");
(ii)
each of
the Obligors and
the New
Lender shall assume
obligations towards one
another
and/or
acquire
rights
against
one
another
which
differ
from
the
Discharged
Rights
and
Obligations
only
insofar
as
that
Obligor
and
the
New
Lender have assumed
and/or acquired the
same in place
of that Obligor
and the
Existing Lender;
(iii)
the Agent, the
New Lender and
other Lenders shall
acquire the same
rights and
assume the
same obligations
between themselves
as they
would have
acquired
and assumed had the New Lender been
an Original Lender with the rights and/or
obligations acquired or
assumed by it
as a result
of the novation
and to that
extent
the Agent and the
Existing Lender shall
each be released
from further obligations
to each other under the Finance Documents;
(iv)
the New Lender shall
become a Party as
a "
Lender
" and entitled to
the benefits
of any other
document entered
into by the
Agent as agent
for the Lenders
and will
be
bound by
obligations equivalent
to
the
obligations from
which the
Existing
Lender is released under subparagraphs (i), (ii) and (iii) above;
and
(v)
for the
purposes of
this Agreement,
Commitments, participations
in
Loans and
rights
and
obligations
will
be
taken
to
have
been
transferred
under
a
Transfer
Certificate even
though it
operates as
a novation
and Commitments,
participations
in Loans and rights and obligations are replaced rather than transferred.
22.6
Procedure for assignment
(a)
Subject to the conditions set
out in Clause 22.2 (
Conditions of assignment or
novation
)
an assignment may
be effected in
accordance with paragraph
(c) below when
the Agent
executes
an otherwise
duly completed
Assignment Agreement
delivered to
it
by the
Existing Lender and
the New Lender.
The Agent shall,
subject to paragraph (b)
below,
as soon
as reasonably
practicable after
receipt by
it of
a duly
completed Assignment
Agreement
appearing
on
its
face
to
comply
with
the
terms
of
this
Agreement
and
delivered
in
accordance
with
the
terms
of
this
Agreement,
execute
that
Assignment
Agreement.
(b)
The Agent
shall only be
obliged to execute
an Assignment
Agreement delivered to
it
by the Existing Lender and the New Lender once it is satisfied it has complied with all

necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.
(c)
Subject to Clause 22.9 (
Pro rata interest settlement ), on the Transfer Date:
(i)
the Existing Lender will
assign absolutely to
the New Lender the
rights under the
Finance
Documents
expressed
to
be
the
subject
of
the
assignment
in
the
Assignment Agreement;
(ii)
the Existing
Lender will
be released
by each
Obligor and
the other
Finance Parties
from the obligations owed by
it and expressed to be
the subject of the release
in
the Assignment Agreement (the " Relevant Obligations "); and
(iii)
the New Lender shall
become a Party as
a "
Lender
" and entitled to
the benefits
of any other
document entered
into by the
Agent as agent
for the Lenders
and will
be bound by obligations equivalent to the Relevant Obligations.
(d)
Lenders may
utilise procedures
other than
those set
out in
this Clause
22.6 to
assign
(including by equitable
assignment) their rights
under the Finance Documents
(but not,
without the
consent of
the relevant
Obligor or
otherwise in
accordance with
Clause 22.5
( Procedure for novation
), to obtain a
release by that
Obligor from the
obligations owed
to that Obligor by the
Lenders nor the assumption of equivalent
obligations by a New
Lender);
provided
that
they
comply
with
the
conditions
set
out
in
Clause
22.2
( Conditions of assignment or novation ).
(e)
Each Party who is party to
an Assignment Agreement authorises the Agent to
execute
a Recognition Certificate on its behalf.
22.7
Copy of Transfer Certificate or Assignment Agreement to Company
The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an
Assignment Agreement, send to the Company a copy of that Transfer Certificate or Assignment
Agreement.
22.8
Security over Lenders' rights
In addition to the other rights provided to Lenders under this Clause
22, each Lender may without
consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create
Security in or over (whether by way of collateral or otherwise) all or any of its rights under any
Finance Document to secure obligations of that Lender including:
(a)
any charge,
assignment or
other Security
to secure
obligations to
a federal
reserve or
central bank; and
(b)
any
charge,
assignment
or
other
Security
granted
to
any
holders
(or
trustee
or
representatives of holders) of obligations owed, or securities issued, by that Lender as
security for those obligations or securities,

except that no such charge, assignment or Security shall:
(i)
release
a
Lender
from
any
of
its
obligations
under
the
Finance
Documents
or
substitute the
beneficiary of
the relevant
charge, assignment
or Security
for the
Lender as a party to any of the Finance Documents; or
(ii)
require any
payments to
be made
by an
Obligor other
than or
in excess
of, or
grant
to any
person any
more extensive
rights than,
those required
to be
made or
granted
to the relevant Lender under the Finance Documents.
22.9
Pro rata interest settlement
(a)
If the Agent has notified the Lenders that it is able to distribute interest payments on a
"pro rata basis" to Existing Lenders and New Lenders then (in respect of any novation pursuant to Clause
22.5 (
Procedure for novation
) or any
assignment pursuant to
Clause
22.6 (
Procedure for
assignment
) the Transfer
Date of which, in
each case, is after
the
date of such notification and is not on the last day of an Interest Period):
(i)
any interest or fees in respect
of the relevant participation which
are expressed to
accrue by reference to the lapse
of time shall continue to accrue
in favour of the
Existing Lender
up to
but excluding
the Transfer Date
("
Accrued Amounts ") and
shall
become
due
and
payable
to
the
Existing
Lender
(without
further
interest
accruing on them) on the last day of the current
Interest Period (or, if the Interest
Period
is
longer
than
six
Months,
on
the
next
of
the
dates
which
falls
at
six
Monthly intervals after the first day of that Interest Period); and
(ii)
the rights assigned or
novated by the Existing
Lender will not include
the right to
the Accrued Amounts, so that, for the avoidance of doubt:
(A)
when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and
(B)
the amount payable to the New
Lender on that date will be
the amount which
would, but for
the application of
this Clause 22.9,
have been payable
to it on
that date, but after deduction of the Accrued Amounts.
(b)
In
this
Clause
22.9
references
to
"Interest
Period"
shall
be
construed
to
include
a
reference to any other period for accrual of fees.
(c)
An Existing
Lender which
retains the
right to
the Accrued
Amounts pursuant
to this
Clause 22.9 but
which does
not have a
Commitment shall be
deemed not
to be a
Lender
for
the
purposes
of
ascertaining
whether
the
agreement
of
any
specified
group
of
Lenders has been obtained
to approve any request
for a consent, waiver, amendment
or
other vote of Lenders under the Finance Documents.
23.
CHANGES TO THE OBLIGORS
23.1
Assignments and novation by Obligors
No Obligor may assign any of its rights or novate any of its rights or obligations under the Finance
Documents.

23.2
Additional Borrowers
(a)
Subject
to
compliance
with
the
provisions
of
paragraphs
(c)
and
(d)
of
Clause
18.8
(
"Know your
customer" checks
), the
Company may
request that
any of
its wholly
owned
Subsidiaries
becomes
an
Additional
Borrower.
That
Subsidiary
shall
become
an
Additional Borrower if:
(i)
all the Lenders approve the addition of that Subsidiary;
(ii)
the
Company
delivers
to
the
Agent
a
duly
completed
and
executed
Accession
Letter;
(iii)
unless that Subsidiary
is, at that time,
an "
Obligor
" under the Australian
Security
Trust
Deed, it
accedes to
the Australian
Security Trust
Deed as
an "
Additional
Obligor
"
by
signing
and
delivering
to
the
Australian
Security
Trustee
an
Accession
Deed
and
any
other
documents
or
information
required
under
the
Australian Security Trust Deed;
(iv)
unless that Subsidiary is, at that time, a
"Grantor" under the Security Agreement,
it
accedes
to
the
Security
Agreement
in
accordance
with
Section
7.10
of
the
Security
Agreement
and
executes
and
delivers
all
required
documents
or
information and takes all required action thereunder;
(v)
the Company confirms that
no Default is continuing
or would occur as
a result of
that Subsidiary becoming an Additional Borrower; and
(vi)
the Agent has received
all of the documents
and other evidence
listed in Part II
of
Schedule 2 ( Conditions Precedent
) in relation to that Additional Borrower,
each
in form
and substance
satisfactory to
the Agent
acting on
the instructions
of all
Lenders.
(b)
The Agent
shall notify
the Company
and the
Lenders promptly
upon being
satisfied
that it
has received (in
form and substance
satisfactory to it
acting on the
instructions
of
all
Lenders) all
the
documents
and
other
evidence listed
in
Part
II
of
Schedule
2
( Conditions Precedent ).
(c)
The
Agent
shall
not
be
liable
for
any
damages,
costs
or
losses
to
any
person,
any
diminution
in
value
or
any
liability
whatsoever
as
a
result
of
giving
any
such
notification.
23.3
Resignation of a Borrower
(a)
The Company
may request
that a
Borrower (other
than the
Company) ceases
to be
a
Borrower by delivering to the Agent a Resignation Letter.
(b)
The Agent shall
accept a Resignation Letter
and notify the Company
and the Lenders
of its acceptance if:
(i)
no Default is continuing
or would result from
the acceptance of the
Resignation
Letter (and the Company has confirmed this is the case); and

(ii)
the
Borrower is
under no
actual or
contingent obligations
as a
Borrower under
any Finance Documents,
whereupon that company shall cease to be a Borrower and shall have no further rights
or obligations
under the
Finance Documents
as a
Borrower (and
without prejudice
to any obligations it may have as a Guarantor).
23.4
Additional Guarantors
(a)
Subject
to
compliance
with
the
provisions
of
paragraphs
(c)
and
(d)
of
Clause
18.8
(
"Know your
customer" checks
), the
Company may
request that
any of
its wholly
owned
Subsidiaries
become
an
Additional
Guarantor.
That
Subsidiary
shall
become
an
Additional Guarantor if:
(i)
the
Company
delivers
to
the
Agent
a
duly
completed
and
executed
Accession
Letter executed as a deed;
(ii)
the Agent has received
all of the documents
and other evidence
listed in Part II
of
Schedule 2 ( Conditions Precedent ) in relation to that Additional Guarantor, each in form
and substance
satisfactory to
the Agent
acting on
the instructions
of all
Lenders;
(iii)
the relevant member of the Group accedes to the Australian Security Trust Deed as an " Additional Obligor " by signing and delivering to the Australian Security
Trustee
an
Accession
Deed
and
any
other
documents
or
information
required
under the Australian Security Trust Deed;
and
(iv)
the
relevant
member
of
the
Group
accedes
to
the
Security
Agreement
in
accordance
with
Section
7.10
of
the
Security
Agreement
and
executes
and
delivers
all
required
documents
or
information
and
takes
all
required
action
thereunder.
(b)
The Agent
shall notify
the Company
and the
Lenders promptly
upon being
satisfied
that it
has received (in
form and substance
satisfactory to it
acting on the
instructions
of
all
Lenders) all
the
documents
and
other
evidence listed
in
Part
II
of
Schedule
2
( Conditions Precedent ).
(c)
The
Agent
shall
not
be
liable
for
any
damages,
costs
or
losses
to
any
person,
any
diminution
in
value
or
any
liability
whatsoever
as
a
result
of
giving
any
such
notification.
23.5
Repetition of Representations
Delivery of an Accession Letter constitutes confirmation by the relevant
Subsidiary that the Repeating
Representations are true and correct in relation to it as at the date of delivery as if made by reference
to the facts and circumstances then existing.
23.6
Resignation of a Guarantor
(a)
The Company may
request that
a Guarantor (other
than the
Company) ceases to
be a
Guarantor by delivering to the Agent a Resignation Letter.

(b)
The Agent shall
accept a Resignation Letter
and notify the Company
and the Lenders
of its acceptance if:
(i)
no Default is continuing
or would result from
the acceptance of the
Resignation
Letter (and the Company has confirmed this is the case);
(ii)
all the Lenders have consented to the Company's request,
whereupon that company shall cease to be a Guarantor and shall have no further rights
or obligations under the Finance Documents as a Guarantor.

SECTION 10
THE FINANCE PARTIES
24.
ROLE OF THE AGENT
24.1
Appointment of the Agent
(a)
Each of the Lenders
appoints the Agent to
act as its agent
under and in connection
with
the Finance Documents.
The Agent will be agent for
the Lenders except as described
in paragraph (c) below.
(b)
Each
of
the
Lenders
authorises
the
Agent
to
perform
the
duties,
obligations
and
responsibilities
and
to
exercise
the
rights,
powers,
authorities
and
discretions
specifically
given
to
the
Agent
under
or
in
connection
with
the
Finance
Documents
together with
any other incidental rights, powers, authorities and discretions.
(c)
Where
the
Agent
provides
services
in
connection
with
the
administration
of
the
Utilisations, that
is when
it calculates
rates and
amounts, keeps
records, receives
and
distributes
payments
and
information
received
under
Clauses
18.1
(
Financial
statements
)
and
18.5
(
Information:
miscellaneous
),
and
receives
and
deals
with
Utilisation Requests, it does not provide those services as agent for the Lenders, but as
principal, but the remainder of this Clause 24 still applies.
24.2
Instructions
(a)
The Agent shall:
(i)
unless a
contrary indication appears
in a
Finance Document, exercise
or refrain
from exercising any right, power,
authority or discretion vested in it as
Agent in
accordance with any instructions given to it by:
(A)
all Lenders if the relevant Finance Document stipulates the matter is an all
Lender decision; and
(B)
in all
other cases,
the Majority
Lenders if
the relevant
Finance Document
stipulates the matter is a Majority Lender decision; and
(ii)
not
be
liable
for
any
act
(or
omission)
if
it
acts
(or
refrains
from
acting)
in
accordance with paragraph (i) above.
(b)
The Agent
shall be
entitled to
request instructions,
or clarification
of any
instruction,
from the Majority Lenders (or,
if the relevant Finance Document
stipulates the matter
is a
decision for any
other Lender
or group
of Lenders, from
that Lender
or group
of
Lenders)
as
to
whether,
and
in
what
manner,
it
should
exercise
or
refrain
from
exercising any
right, power, authority
or discretion.
The Agent
may refrain
from acting
unless and until it receives any such instructions or clarification that it has requested.
(c)
Save in the case of decisions stipulated to be a matter for any other Lender or group of
Lenders under the relevant
Finance Document and unless
a contrary indication appears
in a
Finance Document,
any instructions
given to
the Agent
by the
Majority Lenders
shall override
any conflicting
instructions given
by any
other Parties
and will
be binding
on all Finance Parties.

(d)
The Agent may refrain from acting
in accordance with any instructions of any
Lender
or group of
Lenders until
it has received
any indemnification
and/or security
that it may
in
its
discretion
require
(which
may
be
greater
in
extent
than
that
contained
in
the
Finance Documents and which may
include payment in advance) for
any cost, loss or
liability
which
it
may
incur
in
complying
with
those
instructions.
The
Agent
may
specify that
the security
be cash,
in which
case the
Company must
provide it
on request,
failing which each Lender must on
request pay its proportion of
the cash according to
its Commitment.
Any amount recovered by
the Agent under any
security will be taken
to be an amount paid by the party which provided that security.
(e)
In the absence of
instructions, the Agent
may act (or
refrain from acting)
as it considers
to be in the best interest of the Lenders.
(f)
The Agent
is not
authorised to
act on
behalf of
a Lender
(without first
obtaining that
Lender's
consent)
in
any
legal
or
arbitration
proceedings
relating
to
any
Finance
Document.
24.3
Duties of the Agent
(a)
The
Agent's
duties
under
the
Finance
Documents
are
solely
mechanical
and
administrative in nature.
(b)
Subject to paragraph
(c) below, the Agent
shall promptly
forward to a
Party the
original
or a copy of any document which
is delivered to the Agent for that
Party by any other
Party.
(c)
Without
prejudice
to
Clause
22.7
(
Copy
of
Transfer
Certificate
or
Assignment
Agreement to
Company
), paragraph
(b) above
shall not
apply to
any Transfer
Certificate
or to any Assignment Agreement.
(d)
Except
where a
Finance Document
specifically provides
otherwise, the
Agent is
not
obliged to review or check the
adequacy, accuracy or completeness of any document it
forwards to another Party.
(e)
If
the
Agent
receives
notice
from
a
Party
referring
to
this
Agreement,
describing
a
Default or a Review Event and
stating that the circumstance described
is a Default or a
Review Event,
it shall promptly notify the other Finance Parties.
(f)
If the Agent is aware of the non-payment of any principal, interest, commitment fee or
other
fee
payable to
a
Finance Party
(other than
the Agent)
under
this
Agreement it
shall promptly notify the other Finance Parties.
(g)
The
Agent
shall
have
only
those
duties,
obligations
and
responsibilities
expressly
specified in the
Finance Documents
to which
it is expressed
to be a
party (and no
others
shall be implied).
(h)
If the Agent receives a request
by a Lender, the Agent will provide a
privacy notice (in
the
form
recommended
by
the
Asia
Pacific
Loan
Market
Association
(Australian
Branch) or as otherwise directed by a Finance Party) to a representative of the officers of an Obligor whose personal information has been collected on behalf of the Finance

Parties, which
details the
manner in
which personal
information collected
in connection
with this Agreement may be used and disclosed by the Finance Parties.
24.4
No fiduciary duties
(a)
Nothing in any Finance
Document constitutes the
Agent as a trustee
or fiduciary of
any
other person.
(b)
The Agent
shall not
be bound
to account
to any
Lender for
any sum
or the
profit element
of any sum received by it for its own account.
24.5
Business with the Group
The Agent may accept deposits from, lend money to and generally engage in any kind of banking or
other business with any member of the Group.
24.6
Rights and discretions
(a)
The Agent may:
(i)
rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;
(ii)
assume that:
(A)
any instructions received
by it from
the Majority Lenders,
any Lenders or
any group
of
Lenders are
duly given
in
accordance with
the terms
of the
Finance Documents; and
(B)
unless it has received notice of revocation, that
those instructions have not
been revoked; and
(iii)
rely on a written statement from any person:
(A)
as to
any matter
of fact
or circumstance
which might
reasonably be
expected
to be within the knowledge of that person; or
(B)
to the
effect that
such person
approves of
any particular
dealing, transaction,
step, action or thing,
as sufficient evidence
that that is
the case and,
in the case
of paragraph
(A) above,
may assume the truth and accuracy of that written statement.
(b)
The Agent may assume (unless it
has received notice to the contrary
in its capacity as
agent for the Lenders) that:
(i)
no Default
or
Review Event
has
occurred (unless
it has
actual knowledge
of
a
Default arising under Clause 21.1 ( Non-payment ));
(ii)
any
right,
power,
authority
or
discretion
vested
in
any
Party
or
any
group
of
Lenders has not been exercised; and
(iii)
any notice or request made by the Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)
The Agent may engage and pay for the advice or services of any lawyers, accountants,
surveyors or other experts or professional advisers.
(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the
Agent
may
at
any
time
engage
and
pay
for
the
services
of
any
lawyers
to
act
as
independent counsel to the Agent
(and so separate from any
lawyers instructed by the
Lenders) if the Agent in its reasonable opinion deems this to be necessary.
(e)
The Agent may
rely on the
advice or services
of any lawyers,
accountants, tax advisers,
surveyors or other
professional advisers or experts
(whether obtained by the
Agent or
by any
other Party)
and shall
not be
liable for
any damages,
costs or
losses to
any person,
any diminution in value or any liability whatsoever arising as a result of its so relying.
(f)
The Agent
may act
in relation
to the
Finance Documents
through its
officers, employees,
secondees and agents.
(g)
Unless a
Finance Document
expressly provides
otherwise the
Agent may
disclose to
any other Party
any information it
reasonably believes it
has received as
Agent under
this Agreement.
(h)
Notwithstanding
any
other
provision
of
any
Finance
Document
to
the
contrary,
the
Agent is not obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of
any law or regulation
or a breach of
a fiduciary duty or
duty of confidentiality.
(i)
Notwithstanding any provision of any Finance Document to the contrary, the Agent is
not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of
its duties, obligations
or responsibilities
or the exercise
of any right,
power,
authority
or
discretion
if
it
has
grounds
for
believing
the
repayment
of
such
funds
or
adequate
indemnity
against,
or
security
for,
such
risk
or
liability
is
not
reasonably assured to it.
(j)
The
Parties
need
not
enquire
whether
any
instructions
from
all
or
a
percentage
of
Lenders or
the Majority
Lenders have
been given
to the
Agent or
as
to the
terms of
those instructions.
As between
the other
Parties on
the one
hand and
the Agent
and
Lenders on the other, everything done by the Agent under or in relation to the Finance
Documents will be taken to be authorised.
24.7
Responsibility for documentation
The Agent is not responsible or liable for:
(a)
the adequacy,
accuracy or
completeness of
any information
(whether oral
or written)
supplied by the
Agent, an Obligor
or any other
person given in
or in connection
with
any Finance Document or the
transactions contemplated in the Finance Documents or
any other agreement, arrangement or document;
(b)
the
legality,
validity,
effectiveness,
adequacy
or
enforceability
of
any
Finance
Document or any other agreement, arrangement or document; or

(c)
any
determination
as
to
whether
any
information
provided
or
to
be
provided
to
any
Finance
Party
is
non-public
information
the
use
of
which
may
be
regulated
or
prohibited by applicable law or regulation relating to insider dealing or otherwise.
24.8
No duty to monitor
The Agent shall not be bound to enquire:
(a)
whether or not any Default or Review Event has occurred;
(b)
as to the
performance, default or any breach
by any Party of
its obligations under any
Finance Document or any other agreement, arrangement or document;
or
(c)
whether any other event specified in any Finance Document has occurred.
24.9
Exclusion of liability
(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the
Agent)
the Agent will
not be liable for:
(i)
any
damages,
costs
or
losses
to
any
person,
any
diminution
in
value,
or
any
liability whatsoever arising as a result of taking or
not taking any action under or
in
connection
with
any
Finance
Document,
unless
directly
caused
by
its
gross
negligence or wilful misconduct;
(ii)
exercising, or not exercising, any right, power, authority or discretion given to it by,
or
in
connection
with,
any
Finance
Document
or
any
other
agreement,
arrangement or
document entered
into, made
or executed
in anticipation of,
under
or in
connection with, any
Finance Document, other
than by
reason of its
gross
negligence or wilful misconduct; or
(iii)
without prejudice to the generality
of paragraphs (i) and
(ii) above, any damages,
costs or losses to any person, any diminution
in value or any liability whatsoever
(including,
without limitation,
for
negligence or
any other
category
of
liability
whatsoever but not including any claim
based on the fraud of the
Agent) arising
as a result of:
(A)
any act, event or circumstance not reasonably within its control;
or
(B)
the
general
risks
of
investment
in,
or
the
holding
of
assets
in,
any
jurisdiction,
including (in each
case and without
limitation) such damages,
costs, losses to
any
person,
any
diminution
in
value
or
any
liability
arising
as
a
result
of:
nationalisation,
expropriation
or
other
governmental
actions;
any
regulation,
currency restriction,
devaluation or
fluctuation; market
conditions affecting
the
execution
or
settlement
of
transactions
or
the
value
of
assets
(including
any
Disruption Event);
breakdown, failure
or malfunction
of any
third party
transport,
telecommunications, computer
services
or
systems;
natural
disasters or
acts
of
God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No
Party
(other
than
the
Agent)
may
take
any
proceedings
against
any
officer,
employee, secondee or agent of
the Agent in respect of
any claim it might have against
the Agent
or in
respect of
any act
or omission
of any
kind by
that officer,
employee,
secondee
or
agent
in
relation to
any
Finance
Document,
and
any
officer,
employee,
secondee or agent of the Agent may rely on this Clause 24.9.
(c)
The Agent will not
be liable for
any delay (or
any related consequences)
in crediting an
account with an
amount required under
the Finance Documents
to be paid
by the Agent
if the Agent has taken
all necessary steps as soon
as reasonably practicable to comply
with the
regulations or
operating procedures of
any recognised
clearing or
settlement
system used by the Agent for that purpose.
(d)
Nothing in this Agreement shall oblige the Agent to carry out:
(i)
any "know your customer" or other checks in relation to any person; or
(ii)
any check
on the
extent to
which any
transaction contemplated
by this Agreement
might be unlawful for any Lender or for any Affiliate of any Lender, on
behalf
of
any
Lender,
and
each
Lender
confirms
to
the
Agent
that
it
is
solely
responsible for
any such
checks it is
required to carry
out and
that it
may not
rely on
any statement in relation to such checks made by the Agent.
(e)
Without prejudice to any provision of
any Finance Document excluding
or limiting the
Agent's
liability,
any
liability
of
the
Agent
arising
under
or
in
connection
with
any
Finance Document
shall be
limited to
the amount
of actual
loss which
has been
suffered
(as determined by reference
to the date
of default of the
Agent or, if
later, the
date on
which the
loss arises
as a
result of
such default)
but without
reference to
any special
conditions or circumstances
known to the
Agent at any
time which increase
the amount
of
that
loss.
In
no
event
shall
the
Agent be
liable
for
any
loss
of
profits,
goodwill,
reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether
or not the Agent
has been advised of
the possibility
of such loss or damages.
24.10
Lenders' indemnity to the Agent
(a)
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total
Commitments are then zero,
to its share
of the Total
Commitments immediately prior
to their reduction
to zero) indemnify
the Agent, within
three Business Days
of demand,
against any cost,
expense, loss or
liability (including,
without limitation, for
negligence
or any other category of
liability whatsoever) incurred
by the Agent (otherwise
than by
reason of
the Agent's
gross negligence
or wilful
misconduct) (or, in
the case of
any cost,
expense, loss or liability
pursuant to Clause 28.10
(
Disruption to payment
systems etc.
)
notwithstanding
the
Agent's
negligence,
gross
negligence
or
any
other
category
of
liability whatsoever
but not
including any
claim based
on the
fraud of
the Agent)
in
acting as Agent
under the Finance Documents
(unless the Agent has
been reimbursed
by an Obligor pursuant to a Finance Document).

(b)
A Lender's share will be
the proportion of its share
of the Total Commitments or, if the
Total
Commitments
are
then
zero,
its
share
of
the
Total
Commitments immediately
prior to
their reduction
to zero.
Where a
Lender's Commitment
has been
reduced to
zero, but it has a participation in any
outstanding Utilisations, then for this purpose its
Commitment will
be taken
to be
the aggregate
amount of
its participation
(and the
Total
Commitments calculated accordingly).
(c)
If any Lender fails to pay its share of any amount due
under paragraph (a) one or more
other Lenders may
pay all or
part of that
share to the Agent.
In that case,
the defaulting
Lender must immediately pay
each such paying Lender
the amount paid by
that paying
Lender together with interest equal
to the rate from time to
time certified by the paying
Lender to
be its
cost of
funds plus
a margin
of
2
per cent
per annum,
compounding
monthly.
(d)
If any Lender
fails to provide its
share of security to
the Agent when
requested under
Clause 24.6 ( Rights and discretions
) one or more
other Lenders may provide
all or part
of that share on its behalf.
Where that security is cash, the non-providing Lender must
immediately pay
each Lender
that provided
cash the
amount provided
by it
together
with
interest
equal
to
its
cost
of
funds
plus
a
margin
of
2
per
cent
per
annum,
compounding monthly.
24.11
Resignation of the Agent
(a)
The
Agent
may
resign
and
appoint
one
of
its
Affiliates
acting
through
an
office
in
Australia as successor by giving notice to the Lenders and the Company.
(b)
Alternatively the
Agent may
resign by
giving 30
days' notice
to the
Lenders and
the
Company,
in which
case the Majority
Lenders (after consultation
with the Company)
may appoint a successor Agent.
(c)
If
the
Majority
Lenders
have
not
appointed
a
successor
Agent
in
accordance
with
paragraph (b) above
within 20 days
after notice of
resignation was given,
the retiring
Agent (after
consultation with
the Company)
may appoint
a successor
Agent (acting
through an office in the same time zone as Australia).
(d)
If the Agent wishes to resign because (acting reasonably) it has concluded that it is no
longer
appropriate
for
it
to
remain
as
agent
and
the
Agent
is
entitled
to
appoint
a
successor
Agent
under
paragraph
(c)
above,
the
Agent
may
(if
it
concludes
(acting
reasonably) that
it is
necessary to
do so
in order
to
persuade the
proposed successor
Agent to
become a
party to
this Agreement
as Agent)
agree with
the proposed
successor
Agent amendments
to this
Clause 24 and
any other
term of
this Agreement
dealing with
the rights or
obligations of the
Agent consistent with
then current market
practice for
the appointment and protection of agents of syndicated financing transactions together with any
reasonable amendments
to the
agency fee
payable under
this Agreement
which
are consistent with the
successor Agent's normal fee
rates and those amendments will
bind the Parties.
(e)
The retiring
Agent shall,
at its
own cost
(other than
where the
retiring Agent
is resigning
pursuant
to
paragraph
(h)
below),
make
available
to
the
successor
Agent
such

documents
and
records
and
provide
such
assistance
as
the
successor
Agent
may
reasonably
request
for
the
purposes
of
performing
its
functions
as
Agent
under
the
Finance Documents. If the retiring
Agent is resigning pursuant
to paragraph (h) below,
the Company
shall, within
three Business
Days of
demand, reimburse
the retiring
Agent
for the amount
of all costs
and expenses (including legal
fees) properly incurred by
it
in making available such documents and records and providing such assistance.
(f)
The
Agent's
resignation
notice
shall
only
take
effect
upon
the
appointment
of
a
successor.
(g)
Upon the appointment of a
successor, the retiring
Agent shall be discharged from
any
further obligation in
respect of the
Finance Documents
(other than its
obligations under
paragraph (e) above) but shall remain entitled to the benefit of Clause 13.3 ( Indemnity to the
Agent
) and
this Clause
24 (and
any agency
fees for
the account
of the
retiring
Agent shall cease
to accrue from
(and shall be
payable on) that
date).
Any successor
and
each
of
the
other
Parties
shall
have
the
same
rights
and
obligations
amongst
themselves as they would have had if such successor had been an original
Party.
(h)
After consultation
with the
Company, the Majority
Lenders may, by
notice to
the Agent,
require it
to resign
in accordance
with paragraph
(b) above.
In this
event, the
Agent
shall resign in accordance with paragraph (b) above.
(i)
The
Agent
shall
resign
in
accordance
with
paragraph
(b)
above
(and,
to
the
extent
applicable, shall
use reasonable
endeavours to
appoint a
successor Agent
pursuant to
paragraph (c)
above) if
on or
after the
date which
is three
months before
the earliest
FATCA
Application
Date
relating
to
any
payment
to
the
Agent
under
the
Finance
Documents, either:
(i)
the Agent fails
to respond to
a request
under Clause 12.7
(
FATCA
Information
)
and the Company or
a Lender reasonably believes that the
Agent will not be (or
will
have
ceased
to
be)
a
FATCA
Exempt
Party
on
or
after
that
FATCA
Application Date;
(ii)
the
information
supplied
by
the
Agent
pursuant
to
Clause
12.7
(
FATCA
Information
)
indicates that
the
Agent will
not
be (or
will
have ceased
to
be)
a
FATCA
Exempt Party on or after that FATCA
Application Date; or
(iii)
the Agent
notifies the
Company and
the Lenders
that the
Agent will
not be
(or
will
have
ceased
to
be)
a
FATCA
Exempt
Party
on
or
after
that
FATCA
Application Date;
and (in
each case)
the Company
or a
Lender reasonably
believes that
a Party
will be
required to make a
FATCA
Deduction that would not be
required if the Agent were
a
FATCA
Exempt
Party,
and
the
Company
or
that
Lender,
by
notice
to
the
Agent,
requires it to resign.

24.12
Confidentiality
(a)
In acting as agent
for the Finance Parties,
the Agent shall be
regarded as acting through
its
agency
division
which
shall
be
treated
as
a
separate
entity
from
any
other
of
its
divisions or departments.
(b)
If information
is received
by another
division or
department of
the Agent,
it may
be
treated as confidential
to that division
or department and
the Agent shall
not be deemed
to have notice of it.
24.13
Relationship with the Lenders
(a)
Subject to
Clause 22.9
(
Pro rata
interest
settlement
), the
Agent may
treat the
person
shown in its
records as Lender
at the opening
of business (in
the place of
the Agent's
principal office
as notified
to the
Finance Parties
from time
to time)
as the
Lender acting
through its Facility Office:
(i)
entitled to
or liable
for any
payment due
under any
Finance Document
on that
day; and
(ii)
entitled to receive and act upon any notice, request,
document or communication
or
make
any
decision
or
determination
under
any
Finance
Document made
or
delivered on that day,
unless it has received not
less than five Business Days'
prior notice from that Lender
to
the contrary in accordance with the terms of this Agreement.
(b)
Any Lender
may by
notice to
the Agent
appoint a
person to
receive on
its behalf
all
notices, communications, information and documents
to be made or despatched to that
Lender
under
the
Finance
Documents.
Such
notice
shall
contain
the
address,
fax
number and electronic
mail address and/or
any other information
required to enable
the
sending and receipt of information by that means (and, in each case, the department or officer,
if any,
for whose
attention communication is
to be
made) and
be treated
as a
notification
of
a
substitute address,
fax
number,
electronic
mail
address,
department
and officer
by that Lender
for the purposes
of Clause 30.2
(
Addresses
) and the
Agent
shall be entitled
to treat such
person as the
person entitled to
receive all such
notices,
communications, information and documents as though that person were that Lender.
(c)
The Agent may rely on or receive
instructions from any attorney acting on behalf of a
Lender, or
any person acting on
behalf of a Lender
whose title or acting
title includes
the word
Manager, Head,
Executive, Director or
President or cognate
expressions, or
any secretary or director of a Lender.
24.14
Credit appraisal by the Lenders
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the
Agent that it has been, and will
continue to be, solely responsible for making its own independent appraisal and investigation of all
risks arising under or in connection with any Finance Document, including but not limited to:
(a)
the financial condition, status and nature of each member of the Group;

(b)
the legality, validity,
priority, effectiveness, adequacy or enforceability of any Finance
Document and any other agreement, arrangement or document;
(c)
whether that
Lender
has recourse, and
the nature and
extent of
that recourse, against
any
Party
or
any
of
its
respective
assets
under
or
in
connection
with
any
Finance
Document,
the
transactions
contemplated
by
the
Finance
Documents
or
any
other
agreement, arrangement or document; and
(d)
the adequacy, accuracy or completeness of the information provided by the Agent, any
Party or by
any other person
under or in
connection with any
Finance Document, the
transactions
contemplated
by
any
Finance
Documents
or
any
other
agreement,
arrangement or document.
24.15
Agent's management time
Any amount payable to the Agent under Clause 13.3 ( Indemnity to the Agent ), Clause 15 ( Costs and
expenses ) and Clause 24.10 ( Lenders' indemnity to the Agent ) shall include the cost of utilising the
Agent's management time or other resources and will be calculated on the basis of such reasonable
daily or hourly rates as the Agent may notify to the Company and the Lenders, and is in addition to
any fee paid or payable to the Agent under Clause 11 ( Fees ).
24.16
Deduction from amounts payable by the Agent
If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving
notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the
amount deducted in or towards satisfaction of the amount owed.
For the purposes of the Finance
Documents that Party shall be regarded as having received any amount so deducted.
25.
ROLE AND APPOINTMENT OF THE COLLATERAL AGENT
Each of the Lenders appoints the Collateral Agent to act as its agent under and in connection with the
Finance Documents in accordance with the terms set out in Schedule 11 ( Collateral Agent ).
26.
CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will:
(a)
interfere with the right of any
Finance Party to arrange its affairs
(tax or otherwise) in
whatever manner it thinks fit;
(b)
oblige
any
Finance
Party
to
investigate
or
claim
any
credit,
relief,
remission
or
repayment available to it or the extent, order and manner of any claim; or
(c)
oblige
any
Finance
Party
to
disclose
any
information
relating
to
its
affairs
(tax
or
otherwise) or any computations in respect of Tax.

27.
SHARING AMONG THE FINANCE PARTIES
27.1
Payments to Finance Parties
If a Finance Party (a " Recovering Finance Party ") receives or recovers (including by combination of accounts or set off) any amount from an Obligor other than in accordance with Clause
28 (
Payment
Mechanics
) and applies that amount to a payment due under the Finance Documents then:
(a)
the Recovering
Finance Party
shall, within
three Business
Days, notify
details of
the
receipt or recovery to the Agent;
(b)
the Agent
shall determine
whether the
receipt or
recovery is
in excess
of the
amount
the Recovering Finance
Party would have
been paid had
the receipt
or recovery been
received or made by the Agent and distributed in
accordance with Clause 28 (
Payment
Mechanics ), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and
(c)
the Recovering
Finance Party
shall, within
three Business
Days of
demand by
the Agent,
pay to the
Agent an amount
(the "
Sharing Payment
") equal to
such receipt or
recovery
less
any
amount
which
the
Agent
determines
may
be
retained
by
the
Recovering
Finance Party as its share of any
payment to be made, in accordance with Clause 28.5
( Partial payments ).
27.2
Redistribution of payments
The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute
it between the Finance Parties (other than the Recovering Finance Party)
(the "
Sharing Finance
Parties ") in accordance with Clause 28.5 ( Partial payments ) towards the obligations of that Obligor to the Sharing Finance Parties.
27.3
Recovering Finance Party's rights
(a)
Unless paragraph (b) applies:
(i)
the receipt or recovery referred to
in Clause 27.1 (
Payments to Finance Parties )
will be taken to have been a payment for the account of the Agent and not to the
Recovering Finance
Party for
its
own account,
and the
liability of
the
relevant
Obligor to the
Recovering Finance Party
will only be
reduced to the
extent of any
distribution
retained
by
the
Recovering
Finance
Party
under
Clause
27.1(c)
( Payments to Finance Parties ); and
(ii)
without
limiting
sub-paragraph
(i),
the
relevant
Obligor
shall
indemnify
the
Recovering Finance Party against a
payment under Clause 27.1(c) (
Payments to
Finance Parties
) to
the extent
that (despite
sub-paragraph (i))
its liability
has been
discharged by the recovery or payment.
(b)
Where:
(i)
the amount referred to
in Clause 27.1 (
Payments to Finance Parties ) above was
received or recovered otherwise than by payment (for example, set off); and

(ii)
the relevant Obligor, or the person
from whom the receipt
or recovery is made,
is
insolvent at the
time of the
receipt or recovery,
or at the
time of the
payment to
the Agent, or becomes insolvent as a result of the receipt or recovery, then
the
following
will
apply
so
that
the
Finance
Parties
have
the
same
rights
and
obligations as if the money had been paid
by the relevant Obligor to the Agent for the
account of the Finance Parties and distributed accordingly:
(iii)
each other Finance Party will assign to the Recovering Finance
Party an amount
of the debt owed by the relevant Obligor to that Finance Party under the Finance
Documents equal to
the amount received
by that Finance
Party under Clause
27.2
( Redistribution of payments );
(iv)
the Recovering Finance Party will be entitled to all rights (including interest and voting rights)
under the
Finance Documents
in respect
of the
debt so
assigned;
and
(v)
that assignment
will take
effect automatically
on payment
of the
Sharing Payment
by the Agent to the other Finance Party.
27.4
Reversal of redistribution
If any part of the Sharing Payment received or recovered by a Recovering
Finance Party becomes
repayable and is repaid by that Recovering Finance Party, then:
(a)
each Sharing Finance Party
shall, upon request
of the Agent,
pay to the
Agent for the
account of that Recovering
Finance Party an amount
equal to the appropriate
part of its
share of
the Sharing
Payment (together
with an
amount as
is necessary
to reimburse
that Recovering Finance
Party for
its proportion of
any interest on
the Sharing Payment
which that
Recovering Finance
Party is
required to
pay) (the
"
Redistributed Amount ");
(b)
as between
the relevant
Obligor and
each relevant
Sharing Finance
Party,
an amount
equal to the relevant Redistributed
Amount will be treated as not
having been paid by
that Obligor and
the relevant
Obligor shall
indemnify the
Sharing Finance
Party against
a payment under sub-paragraph
(a) to the extent that the
relevant Obligor's liability has
been discharged by the recovery or payment; and
(c)
to
the
extent
necessary,
any
debt
assigned
under
paragraph
(b)
of
Clause
27.3
( Recovering Finance Party's rights ) will be reassigned.
27.5
Exceptions
(a)
This Clause 27
shall not apply
to the extent
that the Recovering
Finance Party would
not, after
making any
payment pursuant
to this
Clause, have
a valid
and enforceable
claim (or right of proof in an administration) against the relevant Obligor.
(b)
A Recovering Finance
Party is not
obliged to share
with any other
Finance Party any
amount which
the Recovering
Finance Party
has received
or recovered
as a
result of
taking legal or arbitration proceedings, if:
(i)
it notified that other Finance Party of the legal or arbitration proceedings;
and

(ii)
that
other
Finance
Party
had
an
opportunity
to
participate
in
those
legal
or
arbitration proceedings
but did
not do so
as soon as
reasonably practicable
having
received notice and did not take separate legal or arbitration proceedings.

SECTION 11
ADMINISTRATION
28.
PAYMENT
MECHANICS
28.1
Payments to the Agent
(a)
On each date on which
an Obligor or a Lender
is required to make a
payment under a
Finance Document, that Obligor or Lender shall make the same available to the Agent
(unless a contrary indication appears
in a Finance Document) for value
on the due date
at
the
time
in
immediately
available
funds
or
if
agreed
by
the
Agent
in
such
funds
specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.
(b)
Payment shall be made to such account:
(i)
in the case of Australian dollars, in the city of the Agent; or
(ii)
in the case of any
other currency, in
the principal financial centre of the
country
of that currency,
with such bank as the Agent, in each case, specifies.
(c)
Payment by
an Obligor
to the
Agent for
the account
of
a Finance
Party satisfies
the
Obligor's obligations to make that payment.
28.2
Distributions by the Agent
Each payment received by the Agent under the Finance Documents for another Party shall, subject to
Clause 28.3 ( Distributions to an Obligor ) and Clause 28.4 ( Clawback and pre-funding ) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in
accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business
Days' notice with a
bank specified by that Party in Australia, in the case of Australian dollars, and, in the case of any
other currency, in the principal financial centre of the country of that currency.
28.3
Distributions to an Obligor
The Agent may (with the consent of the Obligor or in accordance with
Clause 29 (
Set-off )) apply any
amount received by it for that Obligor in or towards payment (on the date and in the currency and
funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards
purchase of any amount of any currency to be so applied.
28.4
Clawback and pre-funding
(a)
Where a
sum is
to
be paid
by a
Party (the
"
Payer
") to
the
Agent under
the
Finance
Documents for
another Party,
the
Agent is
not
obliged to
pay that
sum to
that
other
Party (or to enter into
or perform any related exchange contract)
until it has been able
to establish to its satisfaction that it has actually received that sum.
(b)
If the Agent pays an amount to another Party:
(i)
which it
is to
receive from
another Party
and it
proves to
be the
case that
the Agent
had not actually received that
amount and paragraph (c) below
does not apply; or

(ii)
otherwise erroneously or mistakenly (in the reasonable opinion of the Agent), then the Party to whom that
amount (or the proceeds of
any related exchange contract) was
paid
by the
Agent shall
on demand refund
the same to
the Agent
together with interest
on
that amount from the date
of payment to the date
of receipt by the Agent,
calculated by
the Agent to reflect its cost of funds.
(c)
If the
Agent has
notified the
Lenders that
it is
willing to
make available
amounts for
the account of a
Borrower before receiving funds from
the Lenders,
then if and to
the
extent that the
Agent does so
but it proves
to be the
case that it
does not then
receive
funds from a Lender in respect of a sum which it paid to a Borrower:
(i)
the Agent shall notify the Company
of that Lender's identity and the Borrower
to
whom that sum was made available shall on demand refund it to the Agent;
and
(ii)
the
Lender
by
whom
those
funds
should
have
been
made
available
or,
if
that
Lender fails to do so,
the Borrower to whom that sum was
made available, shall
on demand
pay to
the Agent
the amount
(as certified
by the
Agent) which
will
indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.
(d)
If the
Agent makes
a payment
under paragraph
(b) or
(c), the
Payer will
still remain
liable
to
make the
assumed payment,
but
until the
other
Party does
repay
the
Agent
under paragraph (b), the Payer's liability will be to the Agent in the Agent's own right.
(e)
If the Agent makes a payment under sub-paragraph (b)(ii) to a Party (the “
Recipient ”)
which is, or
is taken
to be,
in respect
of the
liability of
any other
Party under
the Finance
Documents,
that
other
Party will
still
remain
liable
as
if
that
payment
had
not
been
made, but
until the
Recipient does
repay the
Agent under
paragraph (b),
the other
Party's
liability will be to the Agent in the Agent's own right.
(f)
Payment by the Agent
of an amount to
a Party is not
a representation that the
amount
is then payable to that Party.
28.5
Partial payments
(a)
Subject to
the provisions
of the
ABL Intercreditor
Agreement, any
amounts received
on account of the Obligations:
(i)
that
are
insufficient
to
discharge
all
the
amounts
then
due
and
payable
by
an
Obligor under the Finance Documents; or
(ii)
on the Termination Date
and after
the exercise of
remedies provided
for in Clause
21.13 ( Acceleration
) (or after the Loans have
automatically become immediately
due and payable)
shall be applied in the following order:
(iii) First
, to payment
of that portion
of the Obligations
constituting fees,
indemnities,
expenses
and
other
amounts
(including
fees,
charges
and
disbursements
of
counsel to the Agent and Collateral Agent and amounts payable under Clause 12

(
Tax
Gross-up and
Indemnities
) and
Clause 13
(
Other Indemnities
)) payable
to
the Agent and the Collateral Agent in their respective capacity;
(iv) Second
, to
payment of
that portion
of the
Obligations constituting
accrued and
unpaid interest on the
Loans and other Obligations,
ratably among the Lenders
in
proportion to the respective amounts described in this clause payable to them;
(v) Third
, to payment of
that portion of
the Obligations constituting
unpaid principal
of the Loans,
ratably among
the Lenders
in proportion
to the respective
amounts
described in this clause held by them;
(vi) Fourth
,
to
payment
of
that
portion
of
the
Obligations
constituting
fees,
indemnities and other amounts (other than amounts owing under Secured Hedge
Agreements) payable to the
Lenders (including fees, charges
and disbursements
of counsel
to the
respective Lenders
(including fees
and time
charges for
attorneys
who may
be employees
of any
Lender)) and
amounts payable
under Clause
12
(
Tax
Gross-up
and
Indemnities
)
and
Clause
13
(
Other
Indemnities
)),
ratably
among
them
in
proportion
to
the
respective
amounts
described
in
this
clause
payable to them;
(vii) Fifth
, to the payment of other
Obligations, including, any amounts owing under
Secured
Hedge
Agreements,
ratably
among
the
applicable
Secured
Parties,
in
proportion to the respective amounts described in this clause held by them;
and
(viii) Last
, the balance, if any,
after all of the Obligations have been indefeasibly paid
in full, to the Borrowers
or as otherwise required
by law or the
ABL Intercreditor
Agreement or the Stanwell Intercreditor Agreement.
(b)
The Agent
shall, if
so directed
by all Lenders,
vary the
order set
out in paragraphs
(a)(iii)
to (a)(viii) above inclusive.
(c)
Paragraphs (a) and (b) above will override any appropriation made by an Obligor.
28.6
No set-off by Obligors
All payments to be made by an Obligor under the Finance Documents shall be calculated and be made
without (and free and clear of any deduction for) set-off or counterclaim.
28.7
Business Days
(a)
Any payment under
the Finance Documents
which is due
to be made
on a day
that is
not a Business
Day shall be
made on the
next Business
Day in the
same calendar
month
(if there is one) or the preceding Business Day (if there is not).
(b)
During any
extension of
the due
date for
payment of
any principal
or Unpaid
Sum under
this Agreement interest is
payable on the
principal or Unpaid Sum
at the rate
payable
on the original due date.
28.8
Currency of account
(a)
Subject to paragraphs (b) to (e) below, the
Australian dollar is the currency of account
and payment for any sum due from an Obligor under any Finance Document.

(b)
A repayment of
a Utilisation or Unpaid
Sum or a
part of a
Utilisation or Unpaid Sum
shall be made in the currency in which that Utilisation
or Unpaid Sum is denominated,
pursuant to this Agreement, on its due date.
(c)
Each payment of interest shall be made in
the currency in which the sum in respect
of
which the interest is payable was denominated, pursuant to this
Agreement, when that
interest accrued.
(d)
Each payment in
respect of costs,
expenses or Taxes
shall be made
in the currency in
which the costs, expenses or Taxes are incurred.
(e)
Any amount expressed
to be payable
in a currency
other than Australian
dollars shall
be paid in that other currency.
(f)
If for any reason a
Finance Party receives or recovers any amount
under or in relation
to a Finance
Document in
a currency
other than
Australian dollars
("
Foreign Currency
Amount
"),
the
amount
which
the
Finance
Party
will
be
taken
to
have
received
or
recovered for the purposes of the Finance Documents will
be the amount to which the
Finance Party
could have
converted the
Foreign Currency
Amount (using
the market
based
spot
rate
of
exchange
in
the
Sydney
foreign
exchange
market
as
reasonably
determined by the Finance
Party) at the time
of the receipt or
recovery, less the costs of
the conversion.
28.9
Change of currency
(a)
Unless otherwise prohibited by
law,
if more than
one currency or currency
unit are at
the same time recognised by the central bank
of any country as the lawful currency of
that country, then:
(i)
any reference in the Finance
Documents to, and any obligations
arising under the
Finance Documents
in, the
currency of
that country
shall be
translated into,
or
paid
in,
the
currency or
currency unit
of
that
country designated
by
the
Agent
(after consultation with the Company); and
(ii)
any
translation
from
one
currency
or
currency
unit
to
another
shall
be
at
the
official rate of exchange
recognised by the
central bank for
the conversion of
that
currency or currency
unit into the
other, rounded up
or down by
the Agent (acting
reasonably).
(b)
If a change in any
currency of a country occurs, this
Agreement will, to the extent the
Agent
(acting
reasonably
and
after
consultation
with
the
Company)
specifies
to
be
necessary, be amended to comply with any generally
accepted conventions and market
practice in the Relevant Market and otherwise to reflect the change in currency.

28.10
Disruption to payment systems etc.
If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is
notified by the Company that a Disruption Event has occurred:
(a)
the
Agent
may,
and
shall
if
requested
to
do
so
by
the
Company,
consult
with
the
Company with a view to agreeing with the
Company such changes to the operation or
administration of the Facilities as
the Agent may deem necessary
in the circumstances;
(b)
the Agent shall not be obliged to consult with the
Company in relation to any changes
mentioned in paragraph (a) above if,
in its opinion, it is not
practicable to do so in the
circumstances and, in any event, shall have no obligation to agree to such changes;
(c)
the Agent may
consult with the
Finance Parties in
relation to any
changes mentioned in
paragraph
(a)
above
but
shall
not
be
obliged
to
do
so
if,
in
its
opinion,
it
is
not
practicable to do so in the circumstances;
(d)
any such changes agreed upon by
the Agent and the Company shall (whether
or not it
is finally determined that a Disruption
Event has occurred) be binding upon
the Parties
as
an
amendment
to
(or,
as
the
case
may
be,
waiver
of)
the
terms
of
the
Finance
Documents notwithstanding the provisions of Clause 34 ( Amendments and Waivers );
(e)
the
Agent
shall
not
be
liable
for
any
damages,
costs
or
losses
to
any
person,
any
diminution
in
value
or
any
liability
whatsoever
(including,
without
limitation
for
negligence,
gross
negligence
or
any
other
category
of
liability
whatsoever
but
not
including any claim based on the fraud
of the Agent) arising as a
result of its taking, or
failing to take, any actions pursuant to or in connection with this Clause
28.10; and
(f)
the Agent shall notify the
Finance Parties of all changes agreed
pursuant to paragraph
(d) above.
28.11
Anti-money laundering
(a)
A Finance Party
may delay, block or
refuse to process
any payment or
other transaction
without incurring any
liability if the
Finance Party knows
or reasonably suspects
that
the transaction or the application of its proceeds will:
(i)
breach, or cause a Finance Party to breach, any applicable laws or regulations of any jurisdiction (including any sanctions); or
(ii)
allow the
imposition of
any penalty
on the
Finance Party
or its
Affiliates under
any such law or regulation,
including where the transaction
or the application of
its proceeds involves
any entity or
activity subject to any
applicable sanctions of any
jurisdiction binding on the
Finance
Party or its Affiliate, or the direct or indirect proceeds of unlawful activity.
(b)
As soon as practicable after a Finance Party becomes aware that it will delay, block or refuse to process a transaction under paragraph (a), it will notify the Company and the
Agent and
consult in
good faith
but in
each case
only to
the extent
the Finance
Party

determines it is
legally permitted to
do so.
In making that
determination the Finance
Party shall act reasonably.
(c)
The Company shall promptly advise
the Agent if any
Obligor enters into any
Finance
Document in the capacity as agent
and promptly supply, or procure the supply of, such
information as may be
reasonably requested by
the Agent (for itself
or on behalf of
any
Finance Party) from time to time in relation to
any principal for which an Obligor may
be acting.
(d)
Each
Obligor
undertakes
to
exercise
its
rights
and
perform
its
obligations under
the
Finance Documents
in
accordance with
all applicable
laws
or
regulations relating
to
anti-money laundering, counter-terrorism financing or sanctions.
28.12
"Know your customer"
Each Party shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent
(for itself) in order for the
Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other
similar checks under all applicable laws and regulations pursuant to the transactions contemplated in
the Finance Documents.
29.
SET-OFF
If an Event of Default is continuing a Finance Party may, but need not, set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance
Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the
place of payment, booking branch or currency of either obligation.
If the obligations are in different
currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual
course of business for the purpose of the set-off.
30.
NOTICES
30.1
Communications in writing
Any communication or document to be made or delivered under or in connection with the Finance
Documents:
(a)
must be in writing;
(b)
in the case of:
(i)
a notice by an Obligor; or
(ii)
a specification of a
bank or account by the
Agent under paragraph (b) of
Clause
28.1 ( Payments to the Agent
) or a Lender
under Clause 28.2 (
Distributions by the
Agent ),
must be
signed by
an authorised
signatory of
the sender
(directly or
with a
facsimile
signature), subject to Clause 30.5 ( Email communication ) and Clause 30.6 ( Reliance ),
and
(c)
unless otherwise stated, may be made or delivered by fax, by letter, by email.

30.2
Addresses
The address, email address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or
delivered under or in connection with the Finance Documents is:
(a)
in the case of the Company, that specified in Schedule 1 (
The Original Parties );
(b)
in the case
of each Lender or
any other Original Obligor,
that specified in Schedule
1
(
The
Original Parties
)
or
notified
in
writing to
the
Agent
on
or
prior to
the
date
on
which it becomes a Party; and
(c)
in the case of the Agent, that specified in Schedule 1 (
The Original Parties ),
or any substitute address, fax number, email address or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not
less than five Business Days' notice.
30.3
Delivery
(a)
Any communication
or document
to be
made or
delivered by
one Party
to another
under
or in connection with
the Finance Documents
will be taken
to be effective or
delivered:
(i)
if by way
of fax, when
the sender receives
a successful transmission
report unless
the recipient informs
the sender
that it
has not
been received in
legible form
by
any means within two hours after:
(A)
receipt, if in business hours in the city of the recipient; or
(B)
if not, the next opening of business in the city of the recipient; or
(ii)
if by
way of
letter or
any physical
communication, when
it has
been left
at the
relevant address or five
Business Days after being
deposited in the post
postage
prepaid in an envelope addressed to it at that address; or
(iii)
if by way of email, as specified in Clause 30.5 (
Email communication ),
and, in the case
of a communication,
if a particular department
or officer is specified
as
part of its address details provided under
Clause 30.2 (
Addresses ), if addressed to that
department or officer.
(b)
All communication to or from an Obligor must be sent through the Agent.
(c)
Any
communication
or
document made
or
delivered
to
the
Company in
accordance
with
this
Clause
30
will
be
deemed
to
have
been
made
or
delivered
to
each
of
the
Obligors.
(d)
A communication by fax
or email after business
hours in the city
of the recipient will
be taken not to have been received until the next opening of business in the city of the
recipient.

30.4
Notification of address, fax number and email address
Promptly upon receipt of notification of an address, fax number and email address or change of
address, fax number or email address of an Obligor under Clause
30.2 (
Addresses ) or upon changing
its own address, fax number or email address, the Agent shall notify the other
Parties.
30.5
Email communication
(a)
Any communication or document under or in connection with the Finance Documents may be made or delivered by or attached to an email and will be effective or delivered only:
(i)
on the first to occur of the following:
(A)
when it is dispatched by the
sender to each of the email
addresses specified
by
the
recipient, unless
for
each
of
the
addresses,
the
sender
receives
an
automatic notification
that the
email has
not been
received (other
than an
out
of
office
greeting
for
the
named
addressee)
and
it
receives
the
notification before 2 hours after the last to occur (for all addresses) of:
(1)
dispatch, if in business hours in the city of the address; or
(2)
if not, the next opening of business in such city;
(B)
the
sender receiving
a message
from the
intended recipient's
information
system confirming delivery of the email; and
(C)
the email being available to be read at one of the email addresses specified by the sender; and
(ii)
if the email is in
an appropriate and commonly
used format, and any
attached file
is a pdf, jpeg, tiff or other appropriate and commonly used format.
(b)
In relation to an email with attached files:
(i)
if the attached files are more than 3 MB in total, then:
(A)
at
the time
of
dispatch the
giver of
the email
must send
a separate
email
without attachments
notifying the
recipient of
the dispatch of
the email; and
(B)
if
the
recipient
notifies
the
sender
that
it
did
not
receive
the
email
with
attached
files,
and
the
maximum
size
that
is
able
to
receive
under
its
firewalls, then the
sender shall promptly
send to the
recipient the attached
files in a manner that can be received by the recipient;
and
(ii)
if the recipient of the email notifies the sender that it is unable to read the format of an attached file
or that an attached
file is corrupted,
specifying appropriate and
commonly used formats that it
is able to read,
the sender must promptly send
to
the recipient the file in one
of those formats or send
the attachment in some other
manner; and
(iii)
if within two hours of:

(A)
dispatch of the email if in business hours in the city of the recipient; or
(B)
if not, the next opening of business in the city of the recipient, the recipient notifies
the sender as
provided in subparagraph
(i)(B) or (i),
then the
relevant attached
files will
be taken
not to
have been
received
until the
sender
complies with that subparagraph.
(c)
An
email
which
is
a
covering
email
for
a
notice
signed
by
the
Obligor's
authorised
signatory does not itself need to be signed by an authorised signatory.
(d)
Email and
other electronic
notices from
the Agent
generated by
Loan IQ
or other
system
software do not need to be signed.
30.6
Reliance
(a)
Any
communication or
document sent
under
this
Clause
30
can
be
relied
on
by the
recipient if the recipient reasonably believes it to be genuine and (if such a signature is
required under
Clause 30.1(b)
(
Communications in
writing
)) it
bears what
appears to
be the signature
(original or facsimile
or email) of
an authorised signatory
of the sender
(without the need for further enquiry or confirmation).
(b)
Each Party
must take
reasonable care
to ensure
that no
forged,
false or
unauthorised
notices are sent to another Party.
30.7
English language
(a)
Any
notice
or
other
communication
given
under
or
in
connection
with
any
Finance
Document must be in English.
(b)
All other documents
provided under
or in connection
with any Finance
Document must
be:
(i)
in English; or
(ii)
if
not
in
English, and
if
so
required
by
the
Agent,
accompanied
by
a
certified
English translation
and, in
this case, the
English translation
will prevail
unless the
document is a constitutional, statutory or other official document.
31.
CALCULATIONS AND CERTIFICATES
31.1
Accounts
In any litigation or arbitration proceedings arising out of or in connection with a Finance Document,
the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters
to which they relate.
31.2
Certificates and determinations
Any certification or determination by a Finance Party of a rate or amount under any Finance
Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

31.3
Day count convention
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and
is calculated on the basis of the actual number of days elapsed and a year of 365 days or, in any case
where the practice in the Relevant Market differs, in accordance with that market practice.
31.4
Settlement conditional
If:
(a)
any Finance Party has at any time released or discharged:
(i)
an Obligor from its obligations under any Finance Document; or
(ii)
any assets of an Obligor from a Security,
in either
case in
reliance on a
payment, receipt
or other transaction
to or
in favour
of
any Finance Party; or
(b)
any payment, receipt
or other transaction to
or in favour
of any Finance
Party has the
effect of releasing or discharging:
(i)
an Obligor from its obligations under any Finance Document; or
(ii)
any assets of an Obligor from a Security; and
(c)
that payment, receipt or other transaction is
subsequently claimed by any person to be
void, voidable
or capable
of being
set aside
for any
reason (including
under any
law
relating
to
insolvency,
sequestration,
liquidation,
winding
up
or
bankruptcy and
any
provision of any agreement,
arrangement or scheme, formal
or informal, relating to
the
administration of any of the assets of any person); and
(d)
that claim is upheld or is conceded or compromised by a Finance Party, then:
(i)
each Finance Party
will immediately become
entitled against that
Obligor to all
rights (including under any Finance
Document) as it had
immediately before that
release or discharge; and
(ii)
that Obligor must, to the extent permitted by law:
(A)
immediately do all things
and execute all documents
as any Finance Party
may,
acting reasonably,
require to
restore to
each Finance
Party all
those
rights; and
(B)
indemnify
each
Finance
Party
against
all
costs
and
losses
suffered
or
incurred
by
it
in
or
in
connection
with
any
negotiations
or
proceedings
relating
to
the
claim
or
as
a
result
of
the
upholding,
concession
or
compromise of the claim.

32.
PARTIAL INVALIDITY
If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in
any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.
33.
REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any
Finance Party, any right or
remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute
an election to affirm any of the Finance Documents.
No election to affirm any Finance Document on
the part of any Finance Party shall be effective unless it is in writing.
No single or partial exercise of
any right or remedy shall prevent any further or other exercise or the exercise of any other right or
remedy.
The rights and remedies provided in each Finance Document
are cumulative and not
exclusive of any rights or remedies provided by law.
34.
AMENDMENTS AND WAIVERS
34.1
Required consents
(a)
Subject to
Clause 34.2
(
All Lender
matters
) and
Clause 34.3
(
Other exceptions ), any
term of
the Finance
Documents may
be amended
or waived
only with
the consent
of
the
Majority
Lenders
and
the
Obligors
and
any
such
amendment
or
waiver
will
be
binding on all Parties.
(b)
The
Agent
may
effect,
on
behalf
of
any
Finance
Party,
any
amendment
or
waiver
permitted by this Clause 34.
(c)
Paragraph (c) of
Clause 22.9
(
Pro rata interest settlement
) shall
apply to
this Clause
34.
34.2
All Lender matters
(a)
An amendment or waiver
of any term of
any Finance Document that
has the effect
of
changing or which relates to:
(i)
the definition of "Majority Lenders" in Clause 1.1 (
Definitions );
(ii)
a waiver of
any of the
conditions precedent under
Clause 4.1 (
Initial conditions
precedent );
(iii)
an extension
to the date
of payment
of any amount
under the Finance
Documents;
(iv)
a reduction in
the Interest Rate
or a
reduction in the
amount, or a
change in the
currency,
of any
payment of
principal, interest,
fees or
commission payable
or
any other payment obligation;
(v)
an increase in
any Commitment, an
extension of any
Availability
Period or any
requirement that a
cancellation of Commitments
reduces the Commitments
of the
Lenders rateably under the relevant Facility;
(vi)
a change to the
Borrowers or Guarantors
other than in accordance
with Clause 23
( Changes to the Obligors );

(vii)
the definition of ‘Borrowing Base’ and ‘Borrowing Base Undertaking’;
(viii) any provision which expressly requires the consent of all the Lenders;
(ix)
Clause
2.2
(Finance
Parties'
rights
and
obligations), Clause
5.1
(Delivery
of
a
Utilisation
Request
for
a
Loan),
Clause
7.1
(Illegality),
Clause
7.2
(Review
Event),
Clause
8.8
(Application
of
prepayments),
Clause
22
(Changes
to
the
Lenders), Clause
23
(Changes to
the
Obligors),
Clause 27
(Sharing among
the
Finance
Parties),
Clause
28.5
(Partial
payments),
this
Clause
34,
Clause
42
(Governing Law)
or Clause 43.1 (Jurisdiction);
(x)
(other
than
as
expressly
permitted
by
the
provisions
of
this
Agreement
or
the
Australian Security Trust Deed):
(A)
the nature or scope of
the Transaction Security or the nature
or scope of the
guarantee and indemnity granted under Clause 16 ( Guarantee ); or
(B)
the Collateral;
or
(C)
the
manner
in
which
the
proceeds
of
enforcement
of
the
Transaction
Security are distributed;
(xi)
the release of any guarantee and
indemnity granted under Clause 16 (
Guarantee )
or
of
any
Transaction
Security
unless
permitted
under
this
Agreement
or
the
Australian Security Trust
Deed or relating
to a disposal
of an asset
which is the
subject
of
the
Transaction
Security,
or
of
the
grantor
of
the
guarantee
and
indemnity or
Transaction Security
or of
the grantor's
Holding Company,
where
such disposal is permitted under this Agreement or the Australian Security Trust
Deed,
shall not be made without the prior consent of all the Lenders.
34.3
Other exceptions
(a)
An amendment or waiver which relates to the rights or obligations of the Agent or the
Collateral
Agent
(each
in
their
capacity
as
such)
may
not
be
effected
without
the
consent of the Agent or, as the case may be, the Collateral Agent.
(b)
Any Fee Letter
may be amended,
or rights or
privileges thereunder
waived, in a
writing
executed only by the parties thereto
(c)
Notwithstanding the foregoing,
no Lender consent
is required to
effect any amendment
or
supplement
to
the
ABL
Intercreditor
Agreement,
the
Stanwell
Intercreditor
Agreement
or
other
intercreditor
agreement
or
arrangement
permitted
under
this
Agreement
that
is
for
the
purpose
of
adding
the
holders
of
any
other
Financial
Indebtedness and Security expressly permitted under this
Agreement to be secured by
a
Security
on
Collateral,
as
expressly
contemplated
by
the
terms
of
such
ABL
Intercreditor
Agreement,
the
Stanwell
Intercreditor
Agreement
or
such
other
intercreditor agreement or arrangement permitted under this Agreement, as applicable
(it
being
understood that
any
such
amendment
or
supplement
may
make
such
other

changes to the applicable intercreditor
agreement as, in the good
faith determination of
the Agent, are required to effectuate the foregoing).
35.
INSTRUCTIONS AND DECISIONS
35.1
Abstentions
In determining whether the Majority Lenders have given instructions or a consent, approval, waiver,
amendment or other decision, a Lender will be deemed to have Commitments or a participation of
zero if it has so elected by notice to the Agent.
35.2
Transferees bound
A consent, approval, waiver, amendment or other decision by a Lender or any instruction to the Agent
by a Lender binds that Lender's assigns and successors unless revoked under Clause 35.3 (
Limitations
on revocation ).
35.3
Limitations on revocation
Any instructions, consent, approval, waiver, amendment or other decision by the Majority Lenders may be revoked only by the Majority Lenders, and may not be revoked if the decision has been acted
upon.
35.4
Failure to respond
If any Lender fails to respond to a request for instructions, consent, approval, waiver, amendment or
other decision in relation to any Finance Document within 10 Business Days of that request (or any
longer period agreed by the Company and the Agent), that Lender, its Commitment and its participation shall not be included for the purpose of calculating the
Total Commitments or
participations under the Facility when ascertaining whether Lenders with any relevant percentage of
Total Commitments and/or participations have responded to that request.
This Clause does not apply
to a request for instructions, consent, approval, waiver, amendment or other decision or vote in relation to the matters referred to in Clauses 34.2(a)(iv) and 34.2(a)(v) ( All Lender matters ).
36.
CONFIDENTIALITY
36.1
Confidential Information
Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to
anyone, save to the extent permitted by Clause 36.2 ( Disclosure of Confidential Information ), and to
ensure that all Confidential Information is protected with security measures and a degree of care that
would apply to its own confidential information. To the extent that Confidential Information comprises personal information of any officer, director or employee of an Obligor, each Finance Party agrees to hold that personal information in accordance with the Australian
Privacy Principles set out
in the Privacy Act 1988 (Cth).
36.2
Disclosure of Confidential Information
Any Finance Party may disclose:
(a)
to
any
of
its
Affiliates
and
Related
Funds
and
any
of
its
or
their
officers,
directors,
employees,
professional
advisers,
auditors,
partners
and
Representatives
such
Confidential Information as that Finance Party
shall consider appropriate if any
person
to whom
the Confidential Information
is to
be given
pursuant to this
paragraph (a)
is

informed in writing of its confidential nature and that some or all of such Confidential
Information
may
be
price-sensitive
information
except
that
there
shall
be
no
such
requirement
to
so
inform
if
the
recipient
is
subject
to
professional
obligations
to
maintain the confidentiality of
the information or is
otherwise bound by requirements
of confidentiality in relation to the Confidential Information;
(b)
to any person:
(i)
to (or through)
whom it
assigns or
transfers (or may
potentially assign
or transfer)
all or any of
its rights and/or obligations under one
or more Finance Documents
or which
succeeds (or
which may
potentially succeed)
it as
Agent and,
in each
case,
to
any
of
that
person's
Affiliates,
Related
Funds,
Representatives
and
professional advisers;
(ii)
with
(or
through)
whom
it
enters
into
(or
may
potentially
enter
into),
whether
directly or indirectly, any sub-participation
in relation to, or
any other transaction
under which
payments are
to be
made or
may be
made by
reference to,
one or
more Finance Documents
and/or one or
more Obligors and
to any of
that person's
Affiliates, Related Funds, Representatives and professional advisers;
(iii)
appointed by any
Finance Party or
by a
person to whom
paragraph (b)(i) or
(ii)
above
applies
to
receive
communications,
notices,
information
or
documents
delivered
pursuant to
the
Finance Documents
on
its
behalf (including,
without
limitation,
any
person
appointed
under
paragraph
(c)
of
Clause
24.13
( Relationship with the Lenders ));
(iv)
who invests
in or
otherwise finances
(or may
potentially invest
in or
otherwise
finance), directly or
indirectly,
any transaction referred
to in
paragraph (b)(i) or
(ii) above;
(v)
to
whom
information
is
required
or
requested
to
be
disclosed
by
any
court
or
tribunal of
competent jurisdiction
or any
governmental, banking,
taxation or
other
regulatory authority or similar body,
the rules of any relevant
stock exchange or
pursuant
to
any
applicable
law
or
regulation
(except
this
paragraph
does
not
permit the disclosure
of any information
under section 275(4)
of the PPSA
unless
section 275(7) of the PPSA applies);
(vi)
to whom information
is required to
be disclosed in
connection with, and
for the
purposes
of,
any
litigation,
arbitration,
administrative
or
other
investigations,
proceedings or disputes (except this
paragraph does not permit the
disclosure of
any information
under section
275(4) of
the PPSA
unless section
275(7) of
the
PPSA applies);
(vii)
to whom
or for
whose benefit
that Finance
Party charges,
assigns or
otherwise
creates Security (or
may do so)
pursuant to Clause
22.8 (
Security over Lenders'
rights );
(viii) who is a Party; or

(ix)
with the consent of the Company;
in
each
case,
such
Confidential
Information
as
that
Finance
Party
shall
consider
appropriate if:
(A)
in
relation to
paragraphs (b)(i)
or
(b)(ii) and
(b)(iii) above,
the
person to
whom
the
Confidential
Information
is
to
be
given
has
entered
into
a
Confidentiality Undertaking except that there shall be no requirement for a
Confidentiality Undertaking if the recipient is a professional adviser and is subject
to
professional
obligations
to
maintain
the
confidentiality
of
the
Confidential Information;
(B)
in relation to paragraph (b)(iv) above, the person to
whom the Confidential
Information is to
be given has
entered into a
Confidentiality Undertaking
or
is
otherwise
bound
by
requirements
of
confidentiality
in
relation
to
the
Confidential Information
they receive
and is
informed that
some or
all of
such Confidential Information may be price-sensitive information;
(C)
in
relation
to
paragraphs
(b)(v),
(b)(vi)
and
(b)(vii)
above,
the
person
to
whom
the
Confidential
Information
is
to
be
given
is
informed
of
its
confidential nature
and that
some or
all of
such Confidential
Information
may be
price-sensitive information
except that
there shall
be no
requirement
to so inform if, in the opinion of that
Finance Party, it is
not practicable so
to do in the circumstances;
(c)
to any person appointed by that Finance
Party or by a person to whom paragraph
(b)(i)
or (b)(ii)
above applies
to provide
administration or
settlement services
in respect
of
one or more
of the Finance Documents including
without limitation, in relation to
the
trading
of
participations
in
respect
of
the
Finance
Documents,
such
Confidential
Information
as
may
be
required
to
be
disclosed
to
enable
such
service
provider
to
provide any
of the
services referred
to in
this paragraph
(c) if
the service
provider to
whom
the
Confidential Information
is
to
be
given
has
entered
into
a
confidentiality
agreement substantially
in the
form of
the LMA
Master Confidentiality
Undertaking
for
Use
With
Administration/Settlement
Service
Providers
or
such
other
form
of
confidentiality
undertaking
agreed
between
the
Company
and
the
relevant
Finance
Party; and
(d)
to any
rating agency
(including its
professional advisers)
such Confidential
Information
as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to
the Finance Documents and/or the
Obligors if the rating
agency
to
whom
the
Confidential
Information
is
to
be
given
is
informed
of
its
confidential nature and that
some or all of
such Confidential Information
may be price-
sensitive information.
36.3
Entire agreement
This Clause 36 constitutes the entire agreement between the Parties in relation to the obligations of
the Finance Parties under the Finance Documents regarding Confidential
Information and supersedes

any previous agreement, whether express or implied, regarding Confidential Information
(other than
any agreement regarding Confidential Information under the Stanwell
Arrangements).
36.4
Inside information
Each of the Finance Parties acknowledges that some or all of the Confidential
Information is or may
be price-sensitive information and that the use of such information may be regulated or prohibited by
applicable legislation including securities law relating to insider dealing and market abuse and each of
the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.
36.5
Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the
Company:
(a)
of the
circumstances of
any disclosure
of Confidential
Information made
pursuant to
paragraphs (b)(v) and
(b)(vi) of Clause
36.2 (
Disclosure of
Confidential Information
)
except where such
disclosure is
made to any
of the persons
referred to in
that paragraph
during the ordinary course of its supervisory or regulatory function; and
(b)
upon becoming
aware that
Confidential Information
has
been disclosed
in
breach of
this Clause 36.
36.6
Continuing obligations
The obligations in this Clause 36 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve months from the earlier of:
(a)
the date on which all
amounts payable by the Obligors
under or in connection with
this
Agreement
have
been
paid
in
full
and
all
Commitments
have
been
cancelled
or
otherwise cease to be available; and
(b)
the date on which such Finance Party otherwise ceases to be a Finance
Party.
37.
PPSA PROVISIONS
37.1
Exclusion of certain provisions
Where any Finance Party has a security interest (as defined in the PPSA)
under any Finance
Document, to the extent the law permits:
(a)
for the purposes of sections 115(1) and 115(7) of the PPSA:
(i)
each Finance Party with the benefit of the security interest need not comply with sections 95, 118,
121(4), 125,
130, 132(3)(d) or 132(4) of the PPSA; and
(ii)
sections 142 and 143 of the PPSA are excluded;
(b)
for the purposes of section 115(7) of the PPSA, each Finance Party with the benefit of the security interest need not comply with sections 132 and 137(3);
(c)
each Party waives its
right to receive from
any Finance Party any
notice required under
the PPSA (including a notice of a verification statement);

(d)
if
a
Finance
Party
with
the
benefit
of
a
security
interest
exercises
a
right,
power
or
remedy in
connection
with it,
that
exercise is
taken
not
to
be an
exercise of
a
right,
power or remedy under the PPSA unless the Finance Party states otherwise at the time of exercise.
However, this Clause 37 does
not apply to a
right, power or remedy
which
can only be exercised under the PPSA; and
(e)
if the PPSA is amended to permit the Parties to agree not to comply with or to exclude
other
provisions
of
the
PPSA,
the
Agent
may
notify
the
Company
and
the
Finance
Parties that
any of
these provisions
is excluded,
or that
the Finance
Parties need
not
comply with any of these provisions.
This does not affect any rights a person has or would have other than by reason of the PPSA and
applies despite any other Clause in any Finance Document.
38.
COUNTERPARTS
Each Finance Document may be executed in any number of counterparts, and this has the same effect
as if the signatures on the counterparts were on a single copy of the Finance
Document.
39.
INDEMNITIES AND REIMBURSEMENT
All indemnities and reimbursement obligations (and any other payment obligations of any Obligor) in
each Finance Document are continuing and survive termination of the Finance
Document, repayment
of the Utilisations and cancellation or expiry of the Commitments.
40.
ACKNOWLEDGEMENT
Except as expressly set out in the Finance Documents,
none of the Asia Pacific Loan Market
Association, the Finance Parties or any of their advisers have given any representation or warranty or
other assurance to any Obligor in relation to the Finance Documents and the transactions they
contemplate, including as to tax or other effects.
The Obligors have not relied on any of them or on
any conduct (including any recommendation) by any of them.
The Obligors have obtained their own
tax and legal advice.
41.
DESIGNATION OF SECURED HEDGE AGREEMENTS
(a)
No
person
providing
hedging
arrangements
to
any
Obligor
shall
be
entitled
to
the
benefits of Clause
16 (
Guarantee
), Clause 28.5
(
Partial payments)
or any Collateral
by
virtue of the provisions hereof
or of any guarantee or
any Collateral Document,
unless:
(i)
the Borrowers
have provided
a written
notice to
the Agent
(in form
reasonably
acceptable to the Agent),
designating the person
providing hedging arrangements
as
a
Hedge
Bank
and
designating
a
Swap
Contracts(to
which
that
person
is
a
counterparty) as a Secured Hedge Agreement (a “ Designation Notice ”);
(ii)
the Designation Notice
includes a description
of such Hedge
Bank and Secured
Hedge Agreement; and
(iii)
the
hedging
arrangements
and
Designation
Notice
have
been
accepted
and
consented to in writing by the Agent (in its absolute discretion).

(b)
The Borrowers and
any Hedge Bank may
increase, decrease or terminate
any amount
of obligations under the Secured Hedge Agreement upon
written consent by the Agent
(in its absolute discretion).
(c)
No Hedge
Bank that
obtains the
benefits of
Clause 16
(
Guarantee
), Clause
28.5 (
Partial
payments)
, or any
Collateral by virtue
of the provisions
hereof or of
any guarantee or
any Collateral Document shall
have any right to
notice of any
action or to consent
to,
direct
or
object
to
any
action
hereunder
or
under
any
other
Finance
Document
or
otherwise
in
respect
of
the
Collateral
(including
the
release
or
impairment
of
any
Collateral) other
than in
its capacity
as a
Lender and, in
such case,
only to the
extent
expressly provided
in the
Finance Documents.
The Agent
shall not
be required
to verify
the payment of,
or that other
satisfactory arrangements
have been made
with respect to,
Obligations arising
under Secured
Hedge Agreements
unless the
Agent has
received
written notice of such
Obligations, together with such
supporting documentation as
the
Agent may request, from the applicable Hedge Bank.

SECTION 12
GOVERNING LAW AND ENFORCEMENT
42.
GOVERNING LAW
This Agreement is governed by Queensland law.
43.
ENFORCEMENT
43.1
Jurisdiction
(a)
The courts having
jurisdiction in Queensland
have exclusive jurisdiction
to settle any
dispute arising
out of or
in connection with
this Agreement
(including a
dispute relating
to the existence, validity or termination of this Agreement)
(a "
Dispute ").
(b)
The Parties
agree that
those courts
are the
most appropriate
and convenient
courts to
settle Disputes and accordingly no Party will argue to the contrary.
(c)
Notwithstanding
paragraph
(a)
above,
no
Finance
Party
or
Secured
Party
shall
be
prevented
from
taking
proceedings
relating
to
a
Dispute
in
any
other
courts
with
jurisdiction.
To the extent allowed by law, the Finance Parties and the Secured Parties may take concurrent proceedings in any number of jurisdictions.
43.2
Service of process
(a)
Without prejudice to any other mode of service allowed under any relevant law:
(i)
each
Obligor
(other
than
an
Obligor
incorporated
in
Australia)
irrevocably
appoints Coronado Finance Pty
Ltd (ACN 628
668 235) as
its agent for
service
of process
in Australia
relation to
any proceedings
in connection
with any
Finance
Document; and
(ii)
each Obligor
(other than
an Obligor
incorporated in
the United
States of
America)
irrevocably appoints
the Company
as its agent
for service
of process
in the United
States
of
America relation
to
any
proceedings
in
connection
with
any
Finance
Document,
and,
in
each
case,
each
Obligor
agrees
that
failure
by
a
process
agent
to
notify
the
relevant Obligor of the process will not invalidate the proceedings concerned.
(b)
Each of
the Company and
Coronado Finance Pty
Ltd (ACN 628
668 235)
accepts its
appointment as agent for service under paragraph (a) above.
44.
WAIVER
OF JURY TRIAL
(a)
Each Party hereby
irrevocably waives,
to the fullest
extent permitted
by applicable
law,
any right
it may
have to
a trial
by jury
in any
legal proceeding
directly or
indirectly
arising
out
of
or
relating
to
this
agreement
or
any
other
loan
document
or
the
transactions
contemplated hereby
or
thereby
(whether
based
on
contract,
tort
or
any
other theory).
(b)
Each Party:

(i)
certifies
that
no
representative,
agent
or
attorney
of
any
other
person
has
represented, expressly
or otherwise,
that such
other person
would not,
in the
event
of litigation, seek to enforce the foregoing waiver; and
(ii)
acknowledges that it and the other parties hereto have been induced to enter into this
Agreement
and
the
other
Finance
Documents by,
among
other
things,
the
mutual waivers and certifications in this clause.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1
THE ORIGINAL PARTIES
Part I
The Original Obligors
Name of Company ACN Address for Service of Notice
CORONADO GLOBAL
RESOURCES INC.
100 Bill Baker Way
Beckley, West
Virginia 25801
Attention: Chris Meyering
Email:
Phone:
with copies to (which shall not
constitute notice):
Jones Day
901 Lakeside Avenue
Cleveland, OH 44114-1190
Attention: Kevin Samuels
Email:
Name of Original Borrower ACN Address for Service of Notice
CORONADO FINANCE PTY
LTD
628 668 235 Level 33, Central Plaza One
345 Queen Street
Brisbane QLD 4000
AUSTRALIA
Attention: Barrie Van der Merwe
Email:
Phone:
with copies to (which shall not
constitute notice):
Jones Day
Aurora Place
Level 41, 88 Phillip Street
Sydney NSW 2000
Australia
Attention: Alastair Gourlay
Email:
CORONADO CURRAGH
PTY LTD
009 362 565 As above.
Name of Original Guarantor ACN (if applicable) Address for Service of Notice
CORONADO FINANCE PTY
LTD
628 668 235 As above.
CORONADO CURRAGH
PTY LTD
009 362 565 As above.

CURRAGH COAL SALES
CO. PTY.
LTD.
010 459 220 As above.
CURRAGH QUEENSLAND
MINING PTY LTD
095 450 418 As above.
CORONADO AUSTRALIA
HOLDINGS PTY LTD
623 524 989 As above.
CORONADO GLOBAL
RESOURCES INC.
As above.
CORONADO COAL
CORPORATION
As above.
CORONADO II LLC As above.
CORONADO COAL II LLC As above.
CORONADO COAL LLC As above.
MON VALLEY
MINERALS
LLC
As above.
GREENBRIER MINERALS,
LLC
As above.
POWHATAN
MID-VOL
COAL SALES, L.L.C.
As above.
CORONADO IV LLC As above.
BUCHANAN MINERALS,
LLC
As above.
BUCHANAN MINING
COMPANY LLC
As above.
CORONADO VA,
LLC
As above.
CORONADO CURRAGH
LLC
As above.

Part II
The Original Lender
Name of Original
Lender
Commitment Address for Service of Notice and
Facility Office
Stanwell Corporation
Limited ACN 078 848
674
The Australian dollar
equivalent of
US$265,000,000 as
calculated by the Original
Lender using the market
based spot rate of
exchange in the Sydney
foreign exchange market
as reasonably determined
by the Original Lender two
Business Days prior to the
"Designated Date" (as
defined in the Refinancing
Coordination Deed), and as
notified by the Original
Lender to the Company.
Level 2, 180 Ann Street
Brisbane QLD 4000
Attention: General Manager
Email:
Copy to: General Counsel
Email:
Facility Office:
Level 2, 180 Ann Street
Brisbane QLD 4000

Schedule 2
CONDITIONS PRECEDENT
Part I
Conditions Precedent To Initial Utilisation
[Conditions precedent to initial Utilisation contained in Refinancing Coordination
Deed]
Part II
CONDITIONS PRECEDENT REQUIRED TO BE DELIVERED BY AN
ADDITIONAL
OBLIGOR
1.
An Accession Letter, duly executed by the Additional Obligor and the Company.
2.
Unless the Additional Obligor is:
(a)
an
"Obligor"
under
the
Australian
Security
Trust
Deed,
an
Accession
Deed,
duly
executed by the Additional Obligor and the Company;
(b)
a “Grantor” under the Security Agreement, a joinder agreement (in the form specified in the Security Agreement), duly executed by the Additional Obligor;
and
(c)
an
“Obligor”
under
each
Intercreditor Agreement,
a
joinder
agreement
(in
the
form
specified in
such Intercreditor
Agreement), duly
executed by
the Additional
Obligor
and the Company.
3.
A verification certificate given by a director of the Additional Obligor in the form as accepted by
the
Agent
as
a
condition
precedent
to
the
Amendment
and
Restatement
Effective
Date
occurring, with
the attachments referred
to in
that form, and
dated no
earlier than
the date
of
the Accession Letter.
4.
A copy
of any
other Authorisation or
other document, opinion
or assurance
which the
Agent
reasonably
considers
to
be
necessary
or
desirable
in
connection
with
the
entry
into
and
performance of
the transactions
contemplated by
the Accession
Letter or
for the
validity and
enforceability of any Finance Document.
5.
If available, the latest audited financial statements of the Additional
Obligor.
6.
A legal opinion of MinterEllison,
legal advisers to the Lenders in Australia.
7.
If the Additional Obligor is
incorporated in a jurisdiction outside
Australia, a legal opinion of
the
legal
advisers
to
the
Lenders
in
the
jurisdiction
in
which
the
Additional
Obligor
is
incorporated.
8.
If
the
proposed
Additional Obligor
is
incorporated
in
a
jurisdiction
outside
Australia
or
the
United States of America,
evidence that the process agent specified in Clause 43.2
(
Service of

process
), if not an Obligor, has accepted its appointment
in relation to the proposed Additional
Obligor.
9.
If the proposed Additional Obligor is incorporated in the United States of
America:
(a)
a good standing (or equivalent) certificate as of a recent date:
(i)
from its jurisdiction of organisation; and
(ii)
in
each
jurisdiction
in
which
it
is
qualified
to
engage
in
business
where
its
ownership,
lease
or
operation
of
properties
or
the
conduct
of
its
business
requires
such
qualification,
except,
in
the
case
of
this
paragraph
(ii),
to
the
extent that failure
to do so could
not reasonably be
expected to have a
Material
Adverse Effect; and
(b)
a completed perfection certificate signed by a Responsible Officer of the Company on behalf of the Additional Obligor, together with all attachments contemplated thereby.
10.
Any supplements
to the
Collateral Document,
and any
other security
and pledge
agreements
(including any applicable
new Collateral Document),
in all such
cases, as specified by
and in
form and substance reasonably satisfactory to the Agent.
11.
Any notices
or documents required
to be
given or
executed under the
terms of
those security
documents
or
by
the
Agent
or
Collateral
Agent
in
respect
of
those
security
documents
or
Security.
12.
Evidence
that
any
other
step
then
required
to
be
taken
under
the
terms
of
those
security
documents
or
by
the
Agent
or
Collateral
Agent
in
respect
of
those
security
documents
or
Security.
13.
Evidence
(if
applicable)
that
the
provisions
of
Part
2J.3
of
the
Corporations
Act
(or
the
equivalent provisions in any other relevant
jurisdiction) have been complied with
in relation to
the Accession Letter (if required) and the transactions contemplated under
it.

Schedule 3
FORM OF UTILISATION REQUEST
From:
[Borrower]
To:
[Agent]
Dated:
Dear Sirs
[Company] – [
] Syndicated Facility Agreement
dated [
] (the "
Agreement ")
1.
We
refer to
the Agreement.
This is
a Utilisation
Request.
Terms
defined in
the Agreement
have
the
same
meaning
in
this
Utilisation
Request
unless
given
a
different
meaning
in
this
Utilisation Request.
2.
We wish to borrow a Loan on the following terms:
Proposed Utilisation Date:
[
] (or, if that is not a Business Day, the next Business
Day)
Amount:
[
]
3.
We
confirm that each condition
specified in Clause
4.2 (
Further conditions precedent ) of the
Agreement is satisfied on the date of
this Utilisation Request [except as described
in the notice
dated [*] given to you, a copy of which is attached].
4.
We
confirm that, following the proposed Utilisation, the aggregate of all amounts outstanding under the Agreement will not exceed the ABL Debt Cap.
5.
The proceeds of this Loan should be credited to [account].
6.
This Utilisation Request is irrevocable.
Yours
faithfully
............................................................................
authorised signatory for
[name of relevant Borrower]

Schedule 4
FORM OF TRANSFER CERTIFICATE
Part I
FORM OF SINGLE LENDER TRANSFER CERTIFICATE
To:
[
] as Agent
From:
[The Existing Lender] (the "
Existing Lender ") and [The New Lender] (the " New Lender ")
Dated:
[Company] – [
] Syndicated Facility Agreement
dated [
] (the "
Agreement ")
1.
We
refer to
the Agreement.
This is
a Transfer
Certificate.
Terms
defined in
the Agreement
have
the
same
meaning
in
this
Transfer
Certificate
unless
given
a
different
meaning in
this
Transfer Certificate.
2.
We refer to Clause 22.5 (
Procedure for novation ) of the Agreement:
(a)
The Existing
Lender and
the New
Lender agree
to the
Existing Lender
and the
New
Lender with effect from
and including the Transfer
Date novating in accordance with
Clause 22.5
(
Procedure
for
novation
)
of
the
Agreement that
portion of
the
Existing
Lender's Commitment and
participations in Utilisations
under the Agreement
specified
in
the
Schedule,
and
all
of
the
Existing
Lender's
rights
and
obligations
under
the
Agreement, the
other Finance
Documents and
in respect
of the
Transaction
Security
which related to that portion.
(b)
The proposed Transfer Date is [
].
(c)
To the extent
permitted by
law, the Existing
Lender assigns
to the
New Lender
all rights
of action that
it may have
to the extent they
relate to its novated
Commitment and its
corresponding rights
and obligations
and all
sums provided
under or
in connection
with
the novated Commitment.
(d)
The Facility
Office and
address, fax
number and
attention details
for notices
of the
New
Lender for the purposes of
Clause 30.2 (
Addresses
) of the Agreement are set
out in the
Schedule.
3.
The New Lender expressly
acknowledges the limitations on
the Existing Lender's obligations
set out
in paragraphs
(a) and
(c) of
Clause 22.4
(
Limitation of
responsibility of
Existing Lenders
)
of the Agreement.
4
In this paragraph, terms defined in the Australian
Security Trust Deed have the same meaning.
If the New
Lender is not
already a
Beneficiary under the
Australian Security Trust
Deed, the
Australian Security Trustee
agrees on
behalf of
itself and
all other
Beneficiaries as set
out in
the Recognition
Certificate issued
under the
Australian Security
Trust
Deed in
favour of
the
Agent.
In
consideration
for
that
agreement,
the
New
Lender
agrees
that
upon
becoming
a
Lender it is bound
by (i) the Recognition
Certificate, and therefore by the
terms set out in
the
Australian Security Trust Deed
as set out
in the Recognition
Certificate and (ii)
the terms of
the

Security
Agreement
(as
defined
in
the
Agreement)
and
all
other
Finance
Documents.
This
Transfer Certificate does
not impose any other
obligation nor constitute any
other conduct by
the
Australian
Security
Trustee,
the
Collateral
Agent
or
other
Beneficiaries.
Each
Obligor
agrees with the New Lender as set out in the Recognition Certificate.
5
This Transfer Certificate may be executed in any
number of counterparts and this
has the same
effect as if the signatures on
the counterparts were on
a single copy of this
Transfer Certificate.
6
This Transfer Certificate is governed by [name of State law].
7
This
Transfer
Certificate
has
been
entered
into
on
the
date
stated
at
the
beginning
of
this
Transfer Certificate.
8
[Where the
transferee is
a trustee
under
Australian law
of
a
fund, this
certificate may
if
the
Agent and the Australian Security Trustee agree contain a provision limiting its liability under the
Finance Documents
to
fund
assets
except to
the
extent its
right to
apply
the fund
assets
towards satisfaction
of that
liability is
impaired because
of a
breach of
trust or
other impropriety,
such
provision
to
be
in
the
following
form
or
as
otherwise
agreed
by
the
Agent
and
the
Australian Security Trustee.
Each of the Agent's
and the Australian
Security Trustee's decision
is its own.
It need not consult or obtain instructions and is not bound by instructions.
(a)
[Trustee]
enters into and performs this Transfer Certificate and the Agreement and the transactions
they
contemplate
only
as
trustee
of
the
Trust,
except
where
expressly
stated otherwise.
This applies also
in respect of any
past and future
conduct (including
omissions) relating
to this
Transfer Certificate
and the
Agreement or
those transactions.
(b)
Under and in
connection with this
Transfer Certificate
and the
Agreement and those
transactions and conduct:
(i)
[Trustee]'s liability (including for negligence) is limited to the extent it can be satisfied out of
the assets of
the Trust. [Trustee] need not pay
any such liability
out of other assets;
(ii)
another party
may
only do
the following
(but any
resulting liability
remains
subject to this Clause):
(A)
prove
and
participate
in,
and
otherwise
benefit
from,
any
form
of
insolvency administration of
[Trustee] but
only with
respect to
Trust
assets;
(B)
exercise rights
and remedies
with respect
to Trust assets,
including set-
off;
(C)
enforce its security (if any) and exercise contractual rights; and
(D)
bring any other proceedings against [Trustee], seeking relief or orders that are not inconsistent with the limitations in this Clause,

and may not otherwise:
(E)
bring proceedings against [Trustee];
(F)
take
any steps
to
have [Trustee]
placed into
any form
of insolvency
administration (but
this does
not prevent
the appointment
of a
receiver,
or a receiver and manager, in respect of Trust assets); or
(G)
seek by
any means
(including set-off)
to have
a liability
of [Trustee]
to that
party (including
for negligence)
satisfied out
of any
assets of
[Trustee] other than Trust assets.
(c)
Paragraphs (a) and (b) apply despite any other provision in this Transfer Certificate or the
Agreement but
do not
apply
with respect
to
any liability
of
[Trustee]
to
another
party (including
for negligence)
to the
extent that
[Trustee]
has no
right or
power to
have Trust
assets applied towards satisfaction
of that liability,
or its right
or power to
do so
is subject
to a
deduction, reduction, limit
or requirement
to make
good, in
any
case because [Trustee] has acted beyond power or improperly in relation to the Trust.
(d)
The limitation in
paragraph (b)(i) is
to be disregarded
for the purposes
(but only for
the
purposes) of
the rights
and remedies
described in
paragraph (b)(ii),
and interpreting
this
Transfer
Certificate
and
the
Agreement
and
any
security
for
them,
including
determining the following:
(i)
whether amounts are to be regarded as payable (and for this purpose damages or other amounts will be regarded as a
payable if they would have been owed
had a suit or action barred under paragraph (b)(ii) been brought);
(ii)
the calculation of amounts owing; or
(iii)
whether a breach or default has occurred,
but any resulting liability will be subject to the limitations in this Clause.]

THE SCHEDULE
Commitment/rights and obligations to be transferred
[insert relevant details]
[Facility Office address, fax number and attention details for notices and account details for
payments,]
[Existing Lender]
[New Lender]
By:
By:
This Transfer Certificate is [executed as a deed and]
accepted by the Agent, [and for the purposes of
paragraph 4 and 8 only, executed by it on behalf of the] Australian Security Trustee.
The Transfer
Date is confirmed as [
].
[Agent]
By:
.....................................................................

1
Schedule 5
FORM OF ACCESSION LETTER
To:
[
] as Agent
From:
[Subsidiary] and [Company]
Dated:
Dear Sirs
[Company] – [
] Syndicated Facility Agreement
dated [
] (the "
Agreement ")
1.
We refer to the Agreement.
This is an Accession
Letter.
Terms defined in the Agreement
have
the same meaning in
this Accession Letter unless
given a different meaning
in this Accession
Letter.
2.
[Subsidiary] agrees
to become
an Additional
[Borrower]/[Guarantor] and
to be
bound by
the
terms
of
the
Agreement
as
an
Additional
[Borrower]/[Guarantor]
pursuant
to
Clause
[23.2
( Additional Borrowers )]/[Clause 23.4 ( Additional Guarantors
)] of the
Agreement.
[Subsidiary]
is a company duly incorporated under the laws of [name of relevant jurisdiction].
3.
[The Company
confirms that
no Default
is continuing
or would occur
as a
result of
[Subsidiary]
becoming an Additional Borrower.]
4.
[Subsidiary's] administrative details are as follows:
Address:
Fax No:
Attention:
5.
This Accession Letter is governed by [name of State law].
[This Accession Letter is entered into by deed.]
[Company]
[Subsidiary]
1
Include in the case of an Additional Borrower.

*
Schedule 6
FORM OF RESIGNATION LETTER
To:
[
] as Agent
From:
[resigning Obligor] and [Company]
Dated:
Dear Sirs
[Company] – [
] Syndicated Facility Agreement
dated [
] (the "
Agreement ")
1.
We refer to the Agreement.
This is a
Resignation Letter.
Terms defined in the
Agreement have
the
same
meaning
in
this
Resignation
Letter
unless
given
a
different
meaning
in
this
Resignation Letter.
2.
Pursuant
to
[Clause
23.3
(
Resignation
of
a
Borrower
)]/[Clause
23.6
(
Resignation
of
a
Guarantor
)]
of
the
Agreement,
we
request
that
[resigning
Obligor]
be
released
from
its
obligations as a [Borrower]/[Guarantor] under the Agreement.
3.
We confirm that:
(a)
no Default is continuing or would result from the acceptance of this request; and
(b)
[
]
4.
This Resignation Letter is governed by [name of state law].
[Company] [Subsidiary]
By:
.....................................................................
By:
....................................................................
*
Insert any other conditions required by the Facility Agreement.

Schedule 7
FORM OF COMPLIANCE CERTIFICATE
To:
[
] as Agent
From:
[Borrower] and [Company]
Dated:
Dear Sirs
[Company] – [
] Syndicated Facility Agreement
dated [
] (the "
Agreement ")
1.
We refer to the Agreement.
This is a Compliance
Certificate.
Terms defined in the Agreement
have
the
same
meaning
when
used
in
this
Compliance
Certificate
unless
given
a
different
meaning in this Compliance Certificate.
2.
We confirm that:
[Insert details of covenants to be certified]
3.
[We confirm that no Default or Review Event is continuing.]
4.
[[To the best knowledge
of the
undersigned, during
such fiscal
period, there
has been
no change
in
the
information
with
respect
to
the
Collateral
owned
by
any
Obligor
in
the
Perfection
Certificate delivered on the Amendment
and Restatement Effective Date since the
date of such
Perfection Certificate
or the
date of
the most
recent Compliance
Certificate][Attached to this
Certificate
as
an
Annexure
is
a
Perfection
Certificate
Supplement,
signed
by
the
Obligors,
identifying
such
changes
to
the
Collateral
since
the
Amendment
and
Restatement
Effective
Date or the date of the most recent Compliance Certificate, as applicable].]
5.
[Distribution has been made during [insert time
period] covered by such [audited / unaudited]
financial statements, and such Distribution is a Permitted Distribution.]
Signed:
..................................................................
[Responsible Officer]
of
[Company]

Schedule 8
FORM OF BORROWING BASE CERTIFICATE
To: GLOBAL LOAN AGENCY SERVICES AUSTRALIA PTY LTD as Agent
From:
CORONADO GLOBAL
RESOURCES INC.,
as the Company,
CORONADO AUSTRALIA
HOLDINGS PTY LTD, as Australian
Parent
CORONADO FINANCE
PTY LTD, as Australian Borrower
CORONADO CURRAGH
PTY LTD as Australian Borrower
and
THE GUARANTORS PARTY TO THE AGREEMENT
Syndicated Facility Agreement dated [
] (the "Agreement")
I refer to the Agreement. Words defined in this Certificate have the same meaning as in the
“Agreement” unless the context otherwise requires. This is a Borrowing Base
Certificate.
This Borrowing Base Certificate is delivered with respect to the [ Last Day of the quarter ]
(“ Reporting Date ”).
Borrowing Base as on the Reporting Date is as follows:
Asset Type Country
Valuation
Basis
Valuation
Amount (in
USD)
Advance
Rate
Borrowing
Base Value
in USD
Eligible Inventory US
Lower of
Inventory
Value
or
Market Value
100%
Eligible Accounts US
face value
(exclusive of
GST, VAT
and other
Taxes)
100%
Asset Type Country
Valuation
Basis
Valuation
Amount (in
USD)
Advance
Rate
Borrowing
Base Value
in USD
Coal Inventory subject
to Eligible Unbilled US
Accounts
US
Lower of
Inventory
Value
or
Market Value
100%
Inventory (other than
Coal Inventory)
US Book value 50%

Eligible Inventory AU
Lower of
Inventory
Value
or
Market Value
100%
Eligible Accounts
(excluding Australian
Provisional Invoices)
AU
face value
(exclusive of
GST, VAT
and other
Taxes)
100%
Eligible Accounts
(comprised of Accounts
from Australian
Provisional Invoices
only)
AU
face value
(exclusive of
GST, VAT
and other
Taxes)
100%
Inventory (other than
Coal Inventory)
AU Book value 50%
Reserves (see paragraph
(d) below)
Total
Attached are copies of the following:
1
Eligible Inventory Storage Summary detailing the locations, aging, grade and commodities
stored by the Obligors along with Inventory Value and Market Values
(supported by relevant
market index information).
2
Eligible Accounts Summary detailing debtors and amounts outstanding by age from original
due date.
3
Eligible Unbilled US Accounts Summary detailing debtors and
amounts outstanding by age
from original due date.
4
Electronic file (Excel file) containing raw data together with relevant calculations to
determine the Borrowing Base.
The Company represents and warrants to the Australian Security Trustee / Collateral Agent
and the
Lenders that:
(a)
the Borrowing
Base Certificate
is accurate
in all material
respects and
not deficient,
misleading
or deceptive
in any material
respect
(whether
by its inclusion
or by omission
of other information),
including
whether or
not an asset
included towards
calculation
of
the Borrowing
Base constitutes
an Eligible
Inventory, Eligible
Account,
Eligible
Unbilled US Account and Inventory (other than Coal Inventory)
(as applicable);
(b)
all assets listed
in the Borrowing
Base Certificate
are:

(i)
secured by a Collateral Document in favour of the Collateral Agent or the
Australian Security Trustee; and
(ii)
legally and beneficially owned by an Obligor; and
(iii)
free from any Security (other than those created under the Collateral
Documents); and
(iv)
are insured to the limits required by the Agreement and otherwise to the
Agent's satisfaction (acting on the instructions of all Lenders); and
(c)
all insurance policies
required to be maintained
under Clause 20.12
(
Insurance ) of the
Agreement are in
effect and current;
(d)
in accordance with
paragraph (e) of
the definition of
“Borrowing Base”,
the Borrowing
Base is reduced
by 100% of Reserves.;
and
(e)
without limitation
to any other requirement
for an “Eligible Account”,
no Accounts
from any single
Account Debtor and
its Affiliates in aggregate
exceeds 40% of
the
aggregate amount
of all “Eligible Accounts”
subject to this Certificate.
Dated [•]
Signed:
[ Chief Financial Officer/Chief Executive Officer/Group Financial Controller ]
of the Company (for itself and on behalf of each other Obligor)

Schedule 10
ACCEPTABLE STORAGE LOCATIONS
Storage Location Owned by
Coronado-
Specify
name of entity
Operated by
Coronado-
Specify name of entity
Right of Entry
required
(Yes/No)
Curragh Mine
Blackwater Cooroorah
Rd, Blackwater QLD
4717
AU Yes
Coronado Curragh
Pty Ltd
Yes
Coronado Curragh Pty
Ltd
No
Buchanan Mine
4082 Page Drive
Oakwood, VA
24631
US Yes
Coronado Coal IV,
LLC
Yes
Coronado Coal IV,
LLC
No
Norfolk Southern Pier
6
Norfolk, VA
23507
US No No No
Logan Mine
Elk Lick LP
Lorado, WV
25630
US Yes
Coronado Coal II,
LLC
Yes
Coronado Coal II, LLC
No
CSX Pier 9 Hamptons
Road
1900 Harbor Road.
Newport News, VA
2360
US No No No
Quincy Dock
Quincy Dock Rd
West Virginia
25015
US No No No
Schedule 11
COLLATERAL AGENT
1.1
Appointment of Collateral Agent
(a)
Each
Lender
hereby
irrevocably
appoints,
designates
and
authorizes
the
Collateral
Agent to
take such
actions on
its
behalf under
the
provisions of
this Agreement
and
each other Finance Document and to exercise such powers and perform such duties as are delegated
to the
Collateral Agent
by the
terms and
provisions hereof
and of
the other
Finance Documents, together with such power as are reasonably incidental thereto.
(b)
Notwithstanding
any
provision
to
the
contrary
contained
elsewhere herein
or
in
any
other Finance Document, the Collateral Agent
shall have no duties or responsibilities,
except those
expressly set
forth herein,
nor shall
the Collateral
Agent have
or be
deemed
to
have
any
fiduciary
relationship
with
any
Lender
or
participant,
and
no
implied
covenants, functions, responsibilities,
duties, obligations or liabilities
shall be read into
this Agreement
or any
other Finance
Document or
otherwise exist
against the
Collateral
Agent. Without limiting
the generality
of the
foregoing sentence,
the Collateral
Agent’s
duties under
the Finance
Documents are
solely mechanical
and administrative
in nature,
and the Collateral Agent is
not required to account to
any other Secured Party for
any

sum or profit received by it for its own account, and the use of the term “agent” herein
and
in
the
other
Finance
Documents
with
reference
to
the
Collateral
Agent
is
not
intended to
connote any
fiduciary or
other implied
(or express)
obligations arising
under
agency doctrine of any applicable
Law.
Instead, such term is
used merely as a matter
of market
custom, and
is intended
to create
or reflect
only an
administrative relationship
between
independent
contracting parties.
The
provisions
of
this
Schedule
11
(other
than paragraphs 1.9 and 1.10) are solely for the benefit of the Collateral Agent and the
Lenders, and
neither the Borrowers
nor any
other Obligor shall
have rights
as a
third
party beneficiary of any such provisions.
(c)
The
Collateral
Agent
shall
also
act
as
the
“collateral
agent”
under
the
Finance
Documents, and each Lender
hereby irrevocably appoints
and authorizes the Collateral
Agent to act as the agent of (and to hold any security interest created by the Collateral
Documents (including the Australian
Collateral Documents) for
and on behalf of) such
Lender and its
Affiliates for purposes
of acquiring, holding
and enforcing any
and all
Security on Collateral granted by any of the Obligors to secure any of the Obligations, together with such
powers and discretion
as are reasonably
incidental thereto.
In this
connection, the Collateral Agent,
as “collateral agent” (and
any co-agents, sub-agents
and attorneys-in-fact
appointed by
the
Collateral Agent
pursuant to
paragraph 1.1(c)
for
purposes
of
holding
or
enforcing
any
Security
on
the
Collateral
(or
any
portion
thereof)
granted
under
the
Collateral
Documents
(including
the
Australian
Security
Documents), or
for exercising
any rights
and remedies
thereunder at
the direction
of the
Collateral
Agent
(or
Majority
Lenders)),
shall
be
entitled
to
the
benefits
of
all
provisions of this
Schedule 11 (including paragraph
1.8, as though
such co-agents,
sub-
agents and attorneys-in-fact were the “collateral agent” under the Finance Documents)
as if set forth in full herein with respect thereto.
(d)
Without limiting
the generality
of the
foregoing, the
Lenders hereby
expressly authorize
the Collateral Agent
to execute any and
all documents (including
releases) with respect
to
the
Collateral
and
the
rights
of
the
Secured
Parties
with
respect
thereto,
as
contemplated
by
and
in
accordance
with
the
provisions
of
this
Agreement
and
the
Collateral Documents
(including the
Australian Security
Documents) and
acknowledge
and agree that any such action by the Collateral Agent shall bind the Lenders.
1.2
Delegation of Duties
(a)
The Collateral Agent may execute any of its
duties under this Agreement or any other
Finance Document (including for purposes
of holding or enforcing any Security
on the
Collateral (or any portion
thereof) granted under the
Collateral Documents (including
the
Australian
Security
Documents)
or
of
exercising
any
rights
and
remedies
thereunder) by
or through
agents, sub-agents,
employees or
attorneys-in-fact (including
for the
purpose of
any Borrowing
or payment
in alternate
currencies) as
shall be
deemed
necessary by the
Collateral Agent and
shall be entitled
to engage and
pay for the
advice
or
services
of
any
lawyers,
accountants,
surveyors
or
other
experts
or
professional
advisers concerning all matters pertaining to such duties.
(b)
Without limiting the generality of
the foregoing sentence, the Collateral Agent may at
any
time
engage
and
pay
for
the
services
of
any
lawyers
to
act
as
its
independent

counsel (and
so separate
from any
lawyers instructed
by the
Lenders) if
in its
reasonable
opinion
it
deems this
to
be necessary.
Each such
sub-agent and
the
Affiliates
of
the
Collateral
Agent
and
each
such
sub-agent
shall
be
entitled
to
the
benefits
of
all
provisions
of
this
Schedule
11,
clause
15
(
Costs
and
Expenses
)
and
clause
24.10
( Lenders’ indemnity to the Agent
) (as though such sub-agents were the “Agent” or
the
“Collateral
Agent”
under
the
Finance
Documents) as
if
set
forth
in
full
herein
with
respect thereto.
(c)
The Collateral Agent shall not be
responsible or liable for any damages,
costs or losses
to any
person for
the actions,
negligence or
misconduct of
any agent
or sub-agent
or
attorney-in-fact that it selects
or engages in the
absence of gross negligence or
willful
misconduct (as determined in the final judgment of a court of competent jurisdiction).
1.3
Liability of Collateral Agent
(a)
Neither the
Collateral Agent
(including in
its capacity
as the
Australian Security
Trustee)
nor
any
of
its
respective
Affiliates
or
any
of
their
respective
officers,
directors,
employees, agents, advisors, attorneys or representatives (“ Agent Affiliate
”) shall:
(i)
be liable for
any action taken
or omitted to
be taken by
any of them
under or in
connection
with
this
Agreement
or
any
other
Finance
Document
or
the
transactions contemplated hereby (except for its own gross negligence or willful misconduct,
as
determined
by
the
final
judgment
of
a
court
of
competent
jurisdiction, in connection with its duties expressly set forth herein),
or
(ii)
be
responsible
in
any
manner
to
any
Lender
or
participant
for
any
recital,
statement, representation
or warranty made
by any Obligor
or any officer
thereof,
contained herein or in any other
Finance Document, or in any certificate, report,
statement
or
other
document referred
to
or
provided for
in,
or
received
by
the
Collateral
Agent
under
or
in
connection
with,
this
Agreement
or
any
other
Finance
Document,
or
the
execution,
validity,
effectiveness,
genuineness,
enforceability or sufficiency of
this Agreement or any other
Finance Document,
or
the
perfection
or
priority
of
any
Security
or
security
interest
created
or
purported to
be created
under the
Collateral Documents
(including, the
Australian
Security Documents), or for any failure of any Obligor or
any other party to any
Finance Document to perform its obligations hereunder or thereunder.
(b)
No
Agent
Affiliate
shall
be
under
any
obligation
to
any
Lender
or
participant
to
ascertain or to inquire into:
(i)
any
statement,
warranty
or
representation
made
in
or
in
connection
with
this
Agreement or any other Finance Document,
(ii)
the contents
of any
certificate, report
or other
document delivered hereunder
or
thereunder or in connection herewith or therewith,
(iii)
the performance
or observance
of any
of the
covenants, agreements
or other
terms
or conditions set forth
herein or therein or
the occurrence of any
Default or Event
of Default,

(iv)
the validity,
enforceability, effectiveness
or genuineness of this
Agreement, any
other Finance Document or any other
agreement, instrument or document or the
perfection or priority
of any Security or
security interest created or
purported to
be
created
by
the
Collateral
Documents
(including
the
Australian
Security
Documents),
(v)
the satisfaction of any condition set forth
in Clause 4 (
Conditions of Utilisation )
or elsewhere
herein, other
than to
confirm receipt
of documentary
items expressly
required to be delivered to the Collateral Agent, or
(vi)
to inspect the
properties, books
or records of
any Obligor or
any Affiliate thereof.
(c)
No
Agent Affiliate
shall have
any duties
or
obligations to
any Lender
or
participant
except those
expressly set
forth herein
and in
the other
Finance Documents,
and without
limiting the generality of the foregoing, the Agent Affiliates:
(i)
shall not be
subject to any
fiduciary or other
implied duties, regardless
of whether
a Default has occurred and is continuing;
(ii)
shall
not
have
any
duty
to
take
any
discretionary
action
or
exercise
any
discretionary
powers,
except
discretionary
rights
and
powers
expressly
contemplated
hereby
or
by
the
other
Finance
Documents
that
such
Person
is
required to exercise as directed in writing
by the Majority Lenders (or such other
number or percentage of the Lenders as shall be expressly provided for herein or in the other Finance Documents),
provided that such Person
shall not be required
to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any Finance Document or applicable law; and
(iii)
shall not
be required
to carry
out any
“know your customer”
or other
checks in
relation to any
person on behalf
of any Lender and
each Lender confirms to
the
Collateral Agent that it is solely responsible for any such checks it is required to
carry out
and that
it may
not rely
on any
statement in
relation to
such checks
made
by the Collateral Agent or any of its Affiliates.
(d)
No Agent Affiliate shall be liable:
(i)
to
any
participant
or
Secured
Party
or
their
Affiliates
for
any
failure,
delay
in
performance, breach by, or
as a result
of information provided
by, any other party
to any Finance Document or
action taken or not taken by
it with the consent or at
the request
of the
Majority Lenders
(or such
other number
or percentage
of the
Lenders as shall be necessary, or such Person shall believe in good faith shall be
necessary under the circumstances); or
(ii)
in the absence
of its own
gross negligence or
willful misconduct, as determined
by a final judgment of a court of competent jurisdiction.
(e)
No Agent Affiliate shall be liable to the Lenders for any apportionment or distribution of payments made by it
to such Lenders in good
faith and if any such
apportionment or
distribution is
subsequently determined to
have been made
in error,
the sole
recourse

of any Lender
to whom payment
was due but
not made
shall be to
recover pro
rata from
the other Lenders any payment equal to
the amount to which they are determined
to be
entitled
(and
such
other
Lenders
hereby
agree
to
return
to
such
Lender
any
such
erroneous payments received by them).
(f)
In
no
event
shall
any
Agent
Affiliate
be
liable
for
any
failure
or
delay
in
the
performance
of
their
respective
obligations
under
this
Agreement
or
any
related
documents because of circumstances beyond
such Agent Affiliate’s control, including,
but not
limited to,
a failure, termination,
or suspension of
a clearing
house, securities
depositary,
settlement system or
central payment system
in any applicable
part of the
world
or
acts
of
God,
flood,
war
(whether
declared
or
undeclared),
civil
or
military
disturbances or
hostilities, nuclear or
natural catastrophes, political
unrest, explosion,
severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes
or
work stoppages
for any
reason, embargo,
government action,
including any
laws,
ordinances,
regulations
or
the
like
(whether
domestic,
federal,
state,
county
or
municipal
or
foreign)
which
delay,
restrict
or
prohibit
the
providing
of
the
services
contemplated
by
this
Agreement
or
any
related
documents,
or
the
unavailability
of
communications
or
computer
facilities,
the
failure
of
equipment
or
interruption
of
communications
or
computer
facilities,
or
the
unavailability
of
the
Federal
Reserve
Bank wire or telex or
other wire or communication
facility, or any other causes beyond
such
Agent Affiliate’s
control
whether or
not
of
the
same
class or
kind
as
specified
above.
(g)
Nothing
in
this
Agreement or
any
other
Finance
Document
shall
require
any
Agent
Affiliate to expend or risk
its own funds or otherwise
incur any financial liability
in the
performance
of
any
of
its
duties
or
in
the
exercise
of
any
of
its
rights
or
powers
hereunder.
(h)
Without
limiting
anything
contained
herein,
each
Agent
Affiliate
shall
have
no
obligation for:
(i)
perfecting, maintaining, monitoring,
preserving or protecting
the security interest
or Security
granted under this
Agreement, any other
Finance Document, or
any
agreement or instrument contemplated hereby or thereby;
(ii)
the
filing,
re-filing,
recording,
re-recording,
or
continuing
of
any
document,
financing
statement,
mortgage,
assignment,
notice,
instrument
of
further
assurance, or other instrument in any public office at any time or times; or
(iii)
providing, maintaining, monitoring,
or preserving insurance
on or the
payment of
Taxes with respect to any Collateral.
(i)
No
Agent
Affiliate
shall
be
liable
for
any
delay
(or
any
related
consequences)
in
crediting an account with an amount required under the Finance Documents to be paid
by the Collateral
Agent if the
Agent Affiliate has
taken all necessary
steps as soon
as
reasonably practicable to
comply with
the regulations or
operating procedures of
any
recognised clearing or settlement
system used by the
Collateral Agent for that
purpose.

(j)
No party to this
Agreement (other than
the Collateral Agent)
may take any proceedings
against any
Collateral Agent’s
officer,
employee, agent, director,
advisor, attorney
or
representative
(“
Collateral
Agent
Representative
”
)
in
respect
of
any
claim
it
might
have against that Collateral
Agent Representative or in
respect of any
act or omission
of
any
kind
by
that
Collateral
Agent
Representative
in
relation
to
any
Finance
Document and any Collateral Agent Representative may rely on this paragraph
1.3.
1.4
Reliance by Collateral Agent
(a)
The Collateral
Agent shall
be entitled
to rely,
and shall
be fully
protected in
relying,
upon
any
writing,
instrument,
document,
communication,
signature,
resolution,
representation,
notice,
consent,
certificate
(including
Borrowing
Base
Certificates),
affidavit, letter, electronic mail message, statement or other document believed by it to
be genuine and correct and to
have been signed, sent or made
by the proper Person or
Persons, and/or upon advice and
statements of any lawyers, accountants, surveyors
or
other
experts
or
professional
advisers
engaged
by
the
Administrative
Agent
or
Collateral Agent.
(b)
The
Collateral Agent
shall be
fully justified
in
failing or
refusing to
take any
action
under any Finance Document unless
it shall first receive such
advice or concurrence of
the Majority Lenders (or such greater number of Lenders) as it deems appropriate and,
if it
so requests,
it shall
first be
indemnified to its
satisfaction by
the Lenders
against
any and
all liability
and expense
which may
be incurred
by it
by reason
of taking
or
continuing to
take (or
declining to
take or
continuing to
decline to
take) any
such action,
which indemnification may be joint and several.
(c)
The Collateral Agent
shall in all
cases be fully
protected in acting,
or in refraining
from
acting,
under
this
Agreement
or
any
other
Finance
Document
in
accordance
with
a
request, consent of
or ratification by the
Majority Lenders (or such
greater number of
Lenders as may
be expressly required
hereby in any
instance) and such
request and any
action taken
or
failure to
act pursuant
thereto shall
be binding
upon all
the
Lenders,
provided that
the Collateral
Agent shall
not be
required to
take any
action that,
in its
opinion or in the opinion of its counsel, may expose the
Collateral Agent to liability or
that is contrary to any Finance Document or applicable Law.
(d)
Any
notice,
consent,
request,
direction,
instruction
or
ratification
by
the
Majority
Lenders shall
be executed
by the
Lenders of
record providing
such consent,
request,
direction, instruction or ratification.
(e)
The Collateral Agent
may assume
that any instructions
received by it
from the Majority
Lenders, any
Lender or
any group
of Lenders
are duly
given in
accordance with
the
terms of the Finance Documents
and unless it has received notice
of revocation, it may
assume that those instructions have not been revoked.
(f)
The Collateral
Agent may
assume (unless
it has
received notice
to the
contrary in
its
capacity as Collateral Agent) that:
(i)
any right, power, authority or discretion vested in any party to this Agreement
or
any group of Lenders has not been exercised; and

(ii)
any notice or request made by any Borrower (other than a Utilisation Request is
made on behalf of and with the consent and knowledge of all the Obligors.
1.5
Notice of Default
(a)
The Collateral
Agent shall
not be
deemed to
have knowledge
or notice
of the
occurrence
of
any
Default
or
Event
of
Default,
unless
the
Collateral
Agent
shall
have
received
written
notice
from
Majority
Lenders
or
a
Borrower
referring
to
this
Agreement,
describing such Default or Event of Default and stating that such notice is a “notice of default” or “notice of an event of default” as applicable.
(b)
The Collateral Agent will notify the Lenders of its receipt of any such notice.
(c)
The Collateral Agent
shall take such
action with respect
to any Event
of Default as
may
be directed by the Majority Lenders
in accordance with clause 21 (
Events of Default );
provided
that
and
until
the
Collateral
Agent
has
received
any
such
direction,
the
Collateral Agent
may (but
shall not
be obligated
to) take
such action,
or refrain from
taking such action, with respect to
such Event of Default as it
shall deem advisable or
in the best interest of the Lenders.
1.6
Credit Decision; Disclosure of Information by Collateral Agent
(a)
Each Lender:
(i)
acknowledges that no Agent
Affiliate has made any
representation or warranty
to
it, and that no act by the
Collateral Agent hereafter taken, including any consent
to and
acceptance of
any assignment
or review
of the
affairs of
any Obligor
or
any Affiliate thereof,
shall be
deemed to
constitute any
representation or
warranty
by any Agent Affiliate
to any Lender as
to any matter,
including whether Agent
Affiliates have disclosed material information in their possession;
(ii)
represents to the Collateral Agent that it has, independently and without reliance upon any Agent Affiliate and based on such documents and information as it has
deemed appropriate,
made its own
appraisal of
and investigation
into the business,
prospects,
operations,
property,
financial
and
other
condition
and
creditworthiness
of
the
Obligors
and
their
respective
Subsidiaries,
and
all
applicable
bank
or
other
regulatory
Laws
relating
to
the
transactions
contemplated hereby, and made
its own decision
to enter into
this Agreement and
to extend credit to the Borrowers and the other Obligors hereunder; and
(iii)
also represents
that it
will, independently
and without
reliance upon
any Agent
Affiliate
and
based
on
such
documents
and
information
as
it
shall
deem
appropriate at the
time, continue to
make its own
credit analysis, appraisals and
decisions
in
taking
or
not
taking
action
under
this
Agreement
and
the
other
Finance
Documents, and
to
make
such
investigations as
it
deems
necessary to
inform
itself
as
to
the
business,
prospects,
operations,
property,
financial
and
other condition and creditworthiness of the Borrowers and the other Obligors.
(b)
Except for notices,
reports and other
documents expressly required
to be furnished
to
the
Lenders by
the Administrative
Agent herein,
the Collateral
Agent shall
not have

any duty
or responsibility to
provide any Lender
with any credit
or other information
concerning the business, prospects, operations, property,
financial and other condition
or creditworthiness
of any
of the
Obligors or
any of
their respective
Affiliates which
may come into the possession of any Agent Affiliate.
1.7
Indemnification of Collateral Agent
(a)
Whether or not the transactions contemplated under
this Agreement are consummated,
the Lenders shall
indemnify upon demand
the Collateral Agent
and each
other Agent
Affiliate,
pro
rata,
and
hold
harmless
the
Collateral
Agent
and
each
other
Agent
Affiliate from
and against
any and
all Indemnified
Liabilities incurred
by it
(whether
based on contract, tort or any other theory,
whether brought by or against a third party
or
by
or
against
the
Lenders,
and
regardless
of
whether
any
Indemnitee
is
a
party
thereto):
(i)
provided that no Lender shall be liable for the payment to any Agent Affiliate of any portion of such Indemnified Liabilities resulting from such Agent
Affiliate’s
own
gross
negligence,
willful
misconduct
or
fraud,
as
determined
by
the
final
judgment of a court of competent jurisdiction; and
(ii)
provided that
no action
taken in
accordance with
the directions
of the
Majority
Lenders (or such other number or percentage of the
Lenders as shall be required
by
the
Finance
Documents)
shall
be
deemed
to
constitute
gross
negligence,
willful misconduct or fraud
for purposes of this paragraph
1.7.
In the case of any
investigation, litigation or proceeding giving
rise to any Indemnified
Liabilities,
this paragraph
1.7 applies
whether any
such investigation,
litigation or
proceeding
is brought by
or against
any Lender
or any
other Person
(or whether
the Collateral
Agent or an Agent Affiliate is a party to any such Proceeding).
(b)
Without limitation of
the foregoing, each Lender shall
reimburse the Collateral Agent
upon demand for its ratable share of any costs or
out-of-pocket expenses (including all
reasonable fees,
expenses and
disbursements of
any law
firm
or
other external
legal
counsel and
compensation of
agents and
employees paid
for services
rendered on
behalf
of
the Lenders)
incurred by
the
Collateral Agent
in
connection with
the
preparation,
execution, delivery, administration,
modification, amendment
or enforcement
(whether
through negotiations, legal
proceedings or otherwise)
of, or
legal advice in
respect of
rights or
responsibilities under,
this Agreement,
any other
Finance Document,
or any
document contemplated by or referred to herein,
to the extent that the Collateral Agent
is not
reimbursed for
such expenses
by or
on behalf
of the
Borrowers, provided
that
such
reimbursement
by
the
Lenders
shall
not
affect
the
Borrowers’
continuing
reimbursement obligations with respect thereto.
(c)
Each
Lender
hereby
authorizes
the
Collateral
Agent
(including
in
its
capacity
as
Australian Security Trustee) to
set off and apply
any and all
amounts at any
time owing
to such Lender under
any Finance Document or
otherwise payable or distributable by
the Collateral Agent
(including in its
capacity as Australian
Security Trustee) to
such
Lender from any
source against any
amount due to
the Collateral Agent
under clause
28 ( Payment Mechanics ) and this paragraph 1.7.

(d)
The undertaking in
this
paragraph 1.7
shall survive termination
of the
Commitments
of all Lenders,
the payment
of all other
Obligations and
the resignation of
the Collateral
Agent.
1.8
Collateral Agent in its Individual Capacity
(a)
Any Person
serving as
the Collateral Agent
hereunder shall have
the same
rights and
powers in
its capacity as
a Lender
as any
other Lender and
may exercise the
same as
though it
were not
the Collateral
Agent and
the term
“Lender” or
“Lenders” shall,
unless
otherwise
expressly
indicated
or
unless
the
context
otherwise requires,
include
each
Person serving as the Collateral Agent hereunder in its individual capacity.
(b)
The Collateral
Agent and
its Affiliates
may make
loans to,
issue letters
of credit
and
bank guarantees
for the
account of,
accept deposits
from, acquire
Equity Interests
in
and generally engage in any kind of banking, trust, financial advisory, underwriting or other business
with each
of the
Obligors and
their respective
Affiliates as
though the
Collateral Agent
were not
the
a Collateral
Agent hereunder
and without
notice to
or
consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, the
Collateral Agent or
their Affiliates may
receive information regarding any
Obligor or
any
of
its
Affiliates
(including
information
that
may
be
subject
to
confidentiality
obligations
in
favor
of
such
Obligor
or
such
Affiliate)
and
acknowledge
that
the
Collateral Agent shall
not be under
any obligation to
provide such information
to them.
With respect
to its Loans,
the Collateral Agent
shall have the
same rights and
powers
under this Agreement as any other Lender and may exercise such rights and powers as though it were not a Collateral Agent, and the
terms “Lender” and “Lenders” includes
the Collateral Agent, in its individual capacity.
(c)
Each Lender understands that each Person
serving as the Collateral Agent,
acting in its
individual
capacity,
and its
Affiliates
(collectively,
the
“
Collateral
Agent’s
Group
”)
are engaged in a wide range of financial
services and businesses (including investment
management,
financing,
securities
trading,
corporate
and
investment
banking
and
research) (such services
and businesses are
collectively referred
to in this
paragraph 1.8
as “ Activities
”) and may
engage in the
Activities with or
on behalf of
one or more
of
the Obligors or their respective Affiliates.
Furthermore, the Collateral Agent’s
Group
may, in undertaking the Activities, engage
in trading in financial
products or undertake
other investment
businesses for
its own
account or
on behalf
of others
(including the
Obligors and their Affiliates and including holding,
for its own account or on behalf
of
others,
equity,
debt
and
similar
positions
in
the
Company,
another
Obligor
or
their
respective Affiliates), including
trading in or
holding long, short
or derivative positions
in securities, loans
or other financial
products of one
or more of
the Obligors or
their
Affiliates.
Each Lender understands and agrees
that in engaging in
the Activities, the
Collateral Agent’s Group may
receive or otherwise obtain information concerning the
Obligors
or
their
Affiliates
(including
information
concerning
the
ability
of
the
Obligors to perform
their respective Obligations
hereunder and under
the other Finance
Documents) which information may not be available to any of
the Lenders that are not
members of
the Collateral
Agent’s
Group.
The Collateral
Agent nor
any member
of
the Collateral Agent’s
Group shall have
any duty to
disclose to any
Lender or use
on
behalf of the
Lenders, and shall
not be liable
for the failure
to so
disclose or use,
any

information whatsoever
about or
derived from
the Activities
or
otherwise (including
any information concerning
the business, prospects, operations,
property, financial and
other condition or creditworthiness
of any Obligor or
any Affiliate of
any Obligor) or
to account for any revenue or
profits obtained in connection with
the Activities, except
that the Collateral Agent shall
deliver or otherwise make
available to each Lender
such
documents as are
expressly required by
any Finance Document
to be transmitted
by the
Collateral Agent to the Lenders.
(d)
Each Lender
further understands
that there
may
be situations
where members
of the
Collateral
Agent’s
Group
or
their
respective
customers
(including
the
Obligors
and
their Affiliates) either now have or may in the future have interests or take actions that
may conflict
with the
interests of
any one
or more
of the
Lenders (including
the interests
of the
Lenders hereunder
and under
the other
Finance Documents).
Each Lender
agrees
that no
member of
the Collateral
Agent’s
Group is
or shall
be required
to restrict
its
activities as a
result of the
Person serving
as the
Collateral Agent being
a member
of
the
Agent’s
Group, and
that each
member
of the
Agent’s
Group may
undertake any
Activities without further consultation with or notification to any Lender.
(e)
None of:
(i)
this Agreement nor any other Finance Document;
(ii)
the receipt
by the
Collateral Agent’s Group
of information
(including Information)
concerning the Obligors or their Affiliates (including
information concerning the
ability
of
the
Obligors
to
perform
their
respective
Obligations
hereunder
and
under the other Finance Documents); nor
(iii)
any other matter,
shall
give
rise
to
any
fiduciary,
equitable
or
contractual
duties
(including
without
limitation any duty of trust
or confidence) owing by the
Collateral Agent or any
member of the Collateral
Agent’s Group to
any Lender including any such
duty
that would prevent or restrict the
Collateral Agent’s Group from acting on behalf
of customers (including the Obligors or their Affiliates) or for its own account.
1.9
Resignation by the Collateral Agent
(a)
The Collateral Agent may resign as Collateral Agent upon 30 days’ prior notice to the
Lenders and the Borrowers.
(b)
If
the
Collateral
Agent
resigns
under
this
Agreement,
the
Majority
Lenders
shall
appoint from
among the
Lenders a
successor agent
for the
Lenders (or
such other
Person
reasonably acceptable
to the
Company), which
successor agent
shall be
consented to
by
the
Company at
all
times
other than
during the
existence
of
an
Event
of
Default
under Clause 21.7 ( Insolvency Proceedings ) (which consent of the Company shall not be unreasonably withheld or delayed).
(c)
The resigning Collateral Agent shall make
available to the successor Collateral Agent
such documents
and records
and provide
such assistance
as the
successor agent
may
reasonably
request
for
the
purposes
of
performing
its
functions
as
Collateral
Agent

under the Finance
Documents. The
Borrowers shall
within 3 Business
Days of demand,
reimburse
the
resigning
Collateral
Agent
for
the
amount
of
all
costs
and
expenses
(including legal fees) properly incurred by
it in making available such
documents and
records and providing such assistance.
(d)
If no
successor agent
is appointed
prior to
the effective
date of
the resignation
of the
Collateral Agent, the Collateral
Agent may appoint, after
consulting with the Lenders
and
the
Company,
a
successor
agent.
Upon
the
acceptance
of
its
appointment
as
successor agent hereunder,
the Person acting
as such successor agent
shall succeed to
all
the
rights,
powers
and
duties
of
the
retiring
Collateral
Agent,
and
the
term
“Collateral Agent” shall mean such
successor agent and/or supplemental agent, as
the
case may be, and the retiring Collateral Agent’s appointment, powers and duties as the
Collateral Agent shall be terminated.
After the retiring Collateral Agent’s
resignation
hereunder as Collateral Agent,
the provisions of
this Schedule 11,
clause 15 (
Costs and
Expenses ) and clause 24.10 ( Lenders’ indemnity to the Agent ) shall inure to its benefit as to any actions taken or omitted to be taken by it while
it was Collateral Agent under
this Agreement.
(e)
If
no
successor
agent
has
accepted
appointment
as
the
Collateral
Agent
by
the
date
which
is
30
days
following
the
retiring
Collateral Agent’s
notice of
resignation, the
retiring Collateral
Agent’s
resignation shall
nevertheless thereupon
become effective
and the Lenders shall perform
all of the duties of
the Collateral Agent hereunder until
such time,
if any,
as the
Majority Lenders
appoint a
successor agent
as provided
for
above.
(f)
Upon
the
acceptance
of
any
appointment
as
the
Collateral
Agent
hereunder
by
a
successor and upon the execution and filing or recording of such financing statements,
or amendments thereto, and such other
instruments or notices, as may be necessary or
desirable, or as the Majority Lenders may request, in order to:
(i)
continue the perfection of the Security granted or
purported to be granted by the
Collateral Documents; or
(ii)
otherwise
ensure
that
the
requirements
of
clause
20.4
are
(or
continue
to
be)
satisfied,
the successor Collateral Agent
shall thereupon succeed to
and become vested with
all
the
rights,
powers,
discretion,
privileges,
and
duties
of
the
retiring
Collateral
Agent, and
the retiring
Collateral Agent shall
be discharged
from its
duties and
obligations under the Finance
Documents (if not already
discharged therefrom as
provided above in this paragraph 1.9).
(g)
After the retiring Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions
of
this
Schedule
11,
clause
15
(
Costs
and
Expenses
)
and
clause
24.10
(
Lenders’ indemnity
to the
Agent
) shall
continue in
effect for
its benefit
in respect
of
any actions
taken or
omitted to
be taken
by it
while it
was acting
as the
Collateral Agent.

1.10
Collateral and Guarantee Matters
(a)
The Lenders irrevocably agree:
(i)
that
any
Security
on
any
property
granted
to
or
held
by
the
Collateral
Agent
(including,
in
its
capacity
as
Australian
Security
Trustee)
under
any
Finance
Document shall be automatically released;
(A)
upon termination
of the
Commitments of
all the
Lenders and
payment in
full
of
all
Obligations
(other
than
contingent
indemnification
obligations
not yet accrued and payable);
(B)
at
the
time
the
property
subject
to
such
Security
is
transferred
or
to
be
transferred as
part of
or in connection
with any
transfer permitted
hereunder
or under any other Finance Document,
other than any transfer to
a Obligor;
and
(C)
subject
to
clause
34
(
Amendments
and
waivers
),
if
the
release
of
such
Security
is
approved,
authorized
or
ratified
in
writing
by
the
Majority
Lenders;
(ii)
to release or
subordinate any Security on
any property granted
to or held
by the
Collateral Agent
under any
Finance Document to
the holder
of any
Security on
such
property
that
is
permitted
pursuant
to
paragraph
(f)
of
the
definition
of
Permitted Lien; and
(b)
Notwithstanding the foregoing,
a release
of Collateral
that is
ABL Priority
Collateral
outside of the ordinary course of business, a subordination of the Security securing the
Obligations
and
a
release
of
any
Guarantor,
in
each
case,
shall
be
subject
to
the
Company delivering
updated Borrowing
Base Certificate
demonstrating, after
giving
effect
to
such
release
(including
any
prepayment
or
repayment
of
the
Loans),
the
Borrowing Base Undertaking is complied with.
(c)
Upon request by the
Collateral Agent at any
time, the Majority Lenders
will confirm in
writing
the
Collateral
Agent’s
authority
to
release
or
subordinate
its
interest
in
particular types
or items
of property,
or to
release any Guarantor
from its
obligations
under the Guarantee pursuant to this paragraph 1.10.
(d)
In each case
as specified
in this
paragraph 1.10,
the Collateral
Agent will
promptly (and
each Lender
irrevocably authorizes
the Collateral
Agent to),
at the
Company’s expense,
execute
and
deliver
to
the
applicable
Obligor
such
documents
as
such
Obligor
may
reasonably request to
evidence the release
or subordination of
such item of
Collateral
from
the
assignment
and
security
interest
granted
under
the
Collateral
Documents
(including
the
Australian
Security
Documents),
or
to
evidence
the
release
of
such
Obligor
from
its
obligations
under
any
of
the
Finance
Documents,
in
each
case
in
accordance with the terms of the Finance Documents and this paragraph
1.10.
1.11
No requirement to enquire authority
No party to this Agreement needs to enquire whether any instructions from all or a percentage
of Lenders or the Majority Lenders have been given to the Collateral
Agent or as to the terms of

those instructions.
As between an Obligor on the one hand and the Collateral Agent
and
Lenders on the other, everything done by the Collateral Agent under or in relation to the
Finance Documents will be taken to be authorised.
1.12
Appointment of Supplemental Collateral Agents
(a)
It is the purpose
of this Agreement and
the other Finance Documents
that there shall be
no violation of any Law
of any jurisdiction denying or
restricting the right of banking
corporations or associations
to transact business
as agent or trustee
in such jurisdiction.
It
is
recognized
that
in
case
of
litigation
under
this
Agreement
or
any
of
the
other
Finance Documents, and in particular in case of the enforcement of any of the Finance
Documents,
or
in
case
the
Collateral
Agent
deems
that
by
reason
of
any
present
or
future Law of any
jurisdiction it may not
exercise any of the
rights, powers or
remedies
granted herein or
in any of
the other Finance
Documents or take
any other action
which
may be desirable or
necessary in connection therewith, the
Collateral Agent is hereby
authorized to appoint
an additional individual
or institution selected
by the
Collateral
Agent in its sole
discretion as a separate trustee,
co-trustee, collateral agent, collateral
sub-agent
or
collateral
co-agent
(any
such
additional
individual
or
institution
being
referred to herein individually as
a “
Supplemental Collateral Agent ” and collectively
as “ Supplemental Collateral Agents ”).
(b)
In the
event that
the Collateral
Agent appoints
a Supplemental
Collateral Agent
with
respect to any Collateral:
(i)
each
and
every
right,
power,
privilege
or
duty
expressed
or
intended
by
this
Agreement or any
of the other
Finance Documents to be
exercised by or
vested
in
or
conveyed to
the Collateral
Agent with
respect to
such
Collateral shall
be
exercisable by and vest in such Supplemental Collateral Agent to the extent, and only
to
the
extent,
necessary
to
enable
such
Supplemental
Collateral
Agent
to
exercise such rights, powers and privileges with respect
to such Collateral and to
perform
such
duties
with
respect
to
such
Collateral,
and
every
covenant
and
obligation contained in the
Finance Documents and necessary
to the exercise or
performance thereof by
such Supplemental Collateral Agent
shall run to
and be
enforceable by
either the
Collateral Agent
or such
Supplemental Collateral
Agent,
and
(ii)
the
provisions of
this Schedule
11,
clause 15
(
Costs and
Expenses
)
and clause
24.10 (
Lenders’ indemnity
to the
Agent
) that
refer to
the Collateral
Agent shall
inure
to
the
benefit
of
such
Supplemental
Collateral
Agent
and
all
references
therein to the Collateral Agent shall be deemed to be references to the Collateral
Agent and/or such Supplemental Collateral Agent, as the context may require.
(c)
Should any
instrument in writing
from any
Obligor be required
by any
Supplemental
Collateral
Agent
so
appointed
by
the
Collateral
Agent
for
more
fully
and
certainly
vesting in and confirming to it such rights, powers, privileges and duties, such Obligor
shall
execute, acknowledge
and
deliver any
and all
such
instruments promptly
upon
request
by
the
Collateral
Agent.
In
case
any
Supplemental
Collateral
Agent,
or
a
successor thereto, shall die,
become incapable of acting,
resign or be
removed, all the
rights,
powers,
privileges
and
duties
of
such
Supplemental
Collateral
Agent,
to
the

extent permitted
by Law,
shall vest
in and
be exercised
by the
Collateral Agent
until
the appointment of a new Supplemental Collateral Agent.